UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-10549
                                                     ---------------------

             Nuveen Pennsylvania Dividend Advantage Municipal Fund 2
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)



                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
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               (Address of principal executive offices) (Zip code)

                                Kevin J. McCarthy
                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
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                     (Name and address of agent for service)

      Registrant's telephone number, including area code:  (312) 917-7700
                                                           -------------------

                  Date of fiscal year end: April 30
                                           ------------------

                  Date of reporting period: April 30, 2009
                                            ------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.


                                                        LOGO: NUVEEN Investments

Closed-End Funds

--------------------------------------------------------------------------------
Nuveen Investments
Municipal Closed-End Funds

IT'S NOT WHAT YOU EARN, IT'S WHAT YOU KEEP.(R)

Annual Report
April 30, 2009
--------------------------------------------------------------------------------

-------------------- ------------------- ------------------- -------------------
NUVEEN NEW JERSEY    NUVEEN NEW JERSEY   NUVEEN NEW JERSEY   NUVEEN NEW JERSEY
INVESTMENT QUALITY   PREMIUM INCOME      DIVIDEND ADVANTAGE  DIVIDEND ADVANTAGE
MUNICIPAL FUND, INC. MUNICIPAL FUND,     MUNICIPAL FUND      MUNICIPAL FUND 2
NQJ                  INC.                NXJ                 NUJ
                     NNJ
-------------------- ------------------- ------------------- -------------------
NUVEEN PENNSYLVANIA  NUVEEN PENNSYLVANIA NUVEEN PENNSYLVANIA NUVEEN PENNSYLVANIA
INVESTMENT QUALITY   PREMIUM INCOME      DIVIDEND ADVANTAGE  DIVIDEND ADVANTAGE
MUNICIPAL FUND       MUNICIPAL FUND 2    MUNICIPAL FUND      MUNICIPAL FUND 2
NQP                  NPY                 NXM                 NVY

                                   (April 09)

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                                                        LOGO: NUVEEN Investments

Chairman's
Letter to Shareholders

(PHOTO OF ROBERT P. BREMNER)

DEAR SHAREHOLDER,

The problems in the U.S. financial system and the slowdown in global economic activity continue to create a very difficult environment for the U.S. economy. The administration, the Federal Reserve System and Congress have initiated a variety of programs directed at restoring liquidity to the financial markets, providing financial support for critical financial institutions and stimulating economic activity. There are encouraging signs that these initiatives are beginning to have a constructive impact. It is not possible to predict whether the actions taken to date will be sufficient to restore more normal conditions in the financial markets or enable the economy to stabilize and set a course toward recovery. However, the speed and scope of the government's actions are very encouraging and, more importantly, reflect a commitment to act decisively to meet the economic challenges we face.

The performance information in the attached report reflects the impact of many forces at work in the equity and fixed income markets. The comments by the portfolio manager describe the strategies being used to pursue your Fund's long-term investment goals. Parts of the financial markets continue to experience serious dislocations and thorough research and strong investment disciplines have never been more important in identifying risks and opportunities. I hope you will read this information carefully.

Your Board is particularly sensitive to our shareholders' concerns in these uncertain times. We believe that frequent and thorough communication is essential in this regard and encourage you to visit the Nuveen website: www.nuveen.com, for recent developments in all Nuveen funds. We also encourage you to communicate with your financial consultant for answers to your questions and to seek advice on your long-term investment strategy in the current market environment.

Nuveen continues to work on resolving the issues related to the auction rate preferred shares situation, but the unsettled conditions in the credit markets have slowed progress. Nuveen is actively pursuing a number of solutions, all with the goal of providing liquidity for preferred shareholders while preserving the potential benefits of leverage for common shareholders. We appreciate the patience you have shown as we work through the many issues involved.

On behalf of myself and the other members of your Fund's Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

/s/ Robert P. Bremner
Robert P. Bremner
Chairman of the Nuveen Fund Board
June 19, 2009

                                                            Nuveen Investments 3

Portfolio Manager's Comments

Nuveen Investments Municipal Closed-End Funds NQJ, NNJ, NXJ, NUJ, NQP, NPY, NXM, NVY

Portfolio manager Cathryn Steeves reviews U.S. economic and municipal market conditions at the national and state levels, key investment strategies, and the twelve-month performance of the Nuveen New Jersey and Pennsylvania Funds. Cathryn, who joined Nuveen in 1996, has managed NQJ, NNJ, NXJ, NUJ, NQP, NPY, NXM and NVY since 2006. In April 2009, she assumed portfolio management responsibility for the newly introduced Nuveen New Jersey Municipal Value (NJV) and Nuveen Pennsylvania Municipal Value Fund (NPN). These two new Funds are disclosed in a separate shareholder report for the period April 28, 2009 (commencement of operations) through April 30, 2009.

WHAT FACTORS AFFECTED THE U.S. ECONOMY AND MUNICIPAL MARKET DURING THE TWELVE-MONTH PERIOD ENDED APRIL 30, 2009?

During this period, downward pressure on the economy continued and stress in the financial and credit markets led to increased price volatility for most securities, reduced liquidity and a general flight to quality. In an effort to improve overall economic conditions, the Federal Reserve (Fed) continued to cut interest rates, lowering the fed funds rate from 2.00% in May 2008 to a target range of zero to 0.25% in December 2008, its lowest level on record. In March 2009, the Fed announced that, in addition to maintaining the target rate at its current level, it would buy $300 billion of long-term Treasury securities in an effort to support private credit markets, and up to an additional $750 billion (for a total of $1.25 trillion) in agency mortgage-backed securities to bolster the housing market.

The Fed's rate-cutting was in part a response to the decline in U.S. economic growth, as measured by the U.S. gross domestic product (GDP). Since posting growth of 2.8% in the second quarter of 2008, the GDP has contracted at annual rates of 0.5% in the third quarter of 2008, 6.3% in the fourth quarter of 2008, and 5.7% in the first quarter of 2009, all of which adds up to the worst recession in 50 years. The ongoing housing slump also continued to trouble the economy, with the average home price falling 19.1% nationally between March 2008 and March 2009, pushing home values to 2002 levels. In the labor markets, April 2009 marked the sixteenth consecutive month of job losses, with a total of 5.7 million jobs lost since the economic recession began in January 2008. The national unemployment rate for April 2009 was 8.9%, its highest point since 1983, up from 5.0% in April 2008. At the same time, inflation remained subdued, as the Consumer Price Index (CPI), reflecting a 25% drop in energy prices, fell 0.7% year-over-year as of April 2009, the largest 12-month decline since 1955. The core CPI (which excludes food and

CERTAIN STATEMENTS IN THIS REPORT ARE FORWARD-LOOKING STATEMENTS. DISCUSSIONS OF SPECIFIC INVESTMENTS ARE FOR ILLUSTRATION ONLY AND ARE NOT INTENDED AS RECOMMENDATIONS OF INDIVIDUAL INVESTMENTS. THE FORWARD-LOOKING STATEMENTS AND OTHER VIEWS EXPRESSED HEREIN ARE THOSE OF THE PORTFOLIO MANAGER AS OF THE DATE OF THIS REPORT. ACTUAL FUTURE RESULTS OR OCCURRENCES MAY DIFFER SIGNIFICANTLY FROM THOSE ANTICIPATED IN ANY FORWARD-LOOKING STATEMENTS AND THE VIEWS EXPRESSED HEREIN ARE SUBJECT TO CHANGE AT ANY TIME, DUE TO NUMEROUS MARKET AND OTHER FACTORS. THE FUNDS DISCLAIM ANY OBLIGATION TO UPDATE PUBLICLY OR REVISE ANY FORWARD-LOOKING STATEMENTS OR VIEWS EXPRESSED HEREIN.

4 Nuveen Investments
energy) rose 1.9% over this same period, within the Fed's unofficial objective of 2.0% or lower for this measure.

During this period, the nation's financial institutions and markets--including the municipal bond market--experienced significant turmoil, and reductions in demand for many types of securities decreased valuations. In the municipal market, this negative impact was felt across all credit ratings, particularly lower-rated credits, reducing the net asset values of municipal bond funds. As a result, some of the dealer firms that make markets in bonds were unwilling to commit capital to purchase or continue serving as dealers. The reduction in dealer involvement was accompanied by significant selling pressure by investors, predominantly related to lower-rated municipal bonds. This was especially true of institutional investors, whose need to reduce the leveraging of their municipal investments forced them to remove money from the municipal market. This deleveraging was driven to some extent by the overall reduction in the amount of financing available for leverage, the increased costs of leverage financing, and the need to reduce leverage levels that had increased as municipal bond prices declined.

Municipal bond prices were further negatively impacted by concerns that the need for additional deleveraging and a supply overhang (i.e., a large backlog of new issues that had been postponed) would cause selling pressure to persist. The municipal market was also beset by conditions that contributed to greater price volatility, including wider credit spreads (i.e., lower quality bonds fell in price more than higher quality bonds); greatly reduced liquidity (i.e., the ability to sell bonds at prices close to their carrying values), particularly for lower quality bonds; and a lack of price transparency (i.e., the ability to accurately determine the price at which a bond would likely trade).

The performance of the municipal bond market was significantly impacted during this period by these events as well as by concerns about the credit markets, downgrades of municipal bond insurers, and the freeze-up of the auction rate market. The surges of selling pressure resulting from these events added to the level of illiquidity in the market, which combined with the Fed rate cuts to produce a steepening of the municipal yield curve. For the twelve-month period as a whole, bonds with shorter and intermediate maturities generally outperformed longer maturity bonds, and higher quality bonds tended to outperform lower quality credits.

After a very difficult phase, market conditions began to show some general signs of improvement in mid-December 2008, and municipal bonds were on an improving trend during the first four months of 2009. In April 2009, this was enhanced by the introduction of Build America Bonds (BABs), which were authorized by the American Recovery and Reinvestment Act of 2009. This legislation allows state and local governments to sell taxable bonds and receive a subsidy equal to 35% of the interest cost instead of the tax exemptions standard in the municipal market. The issuance of BABs has taken some of the supply out of the new issuance municipal market and reduced concerns about a supply overhang, driving up prices on tax-exempt municipal issues, especially among bonds with longer maturities.

Over the twelve months ended April 30, 2009, municipal bond issuance nationwide totaled $430.0 billion, a drop of 5% compared with the twelve-month period ended April 30, 2008. While market conditions during this period impacted the demand for municipal

                                                            Nuveen Investments 5
bonds, investors, especially from the retail sector, continued to be attracted by the higher interest rates and yields of the municipal bond market relative to taxable bonds.

HOW WERE ECONOMIC AND MARKET CONDITIONS IN NEW JERSEY AND PENNSYLVANIA?

In 2008, New Jersey's economy grew at a rate of 0.6%, which ranked the state 31st in the nation in terms of GDP growth, just behind the national average growth rate of 0.7%. Although New Jersey continued to benefit from a highly diverse industrial base and the presence of a large number of high-tech and research companies, the state's labor market has recently deteriorated. Only the education and health care services sector continued to post employment gains over the period, which were more than offset by major job losses in manufacturing, construction and financial services. The state's strong links to international trade, including import and export activity at New Jersey's once-bustling Newark and Camden ports, have been weakened by the deceleration in trade due to the worldwide recession. In April 2009, New Jersey's jobless rate was 8.4%, its highest level since December 1992, up from 5.0% in April 2008 but less than the national average of 8.9%.

All of these factors have led to a sharp decrease in state revenues, and New Jersey faces growing fiscal problems, including an estimated $1.2 billion budget gap for fiscal 2010. Proposals for closing this shortfall include spending cuts and a reduction in state payrolls. New Jersey could also be forced to reduce spending on outside contracts, resulting in a negative impact on private sector businesses. As of April 30, 2009, New Jersey general obligation debt was rated Aa3/AA/AA by Moody's, Standard & Poor's (S&P) and Fitch, respectively. Moody's and Fitch listed their outlooks for the state as negative, while S&P continued to post a stable outlook. For the twelve months ended April 30, 2009, municipal issuance in New Jersey totaled $15.1 billion.

Although still more dependent on the manufacturing sector than the nation as a whole, Pennsylvania has made aggressive efforts to diversify its economy into new industries in recent years. As a result, health and education services now comprise the largest segment of the commonwealth's economy. In conjunction with these sectors, Pennsylvania has a strong presence in biotechnology and pharmaceutical research and manufacturing, with the commonwealth's higher education institutions, including several medical schools, contributing to growth in these areas. Retail trade has served as another growth driver, although that sector is now feeling the impact of the economic slump. Even before the current recession, however, Pennsylvania's old-line manufacturing sector was in major decline, with little indication of any short-term turnaround. Growth in the service sectors also slowed. Declining home prices and the resulting layoffs in housing-related industries as well as an aging infrastructure also served as hurdles to growth. In 2008, Pennsylvania's economy grew at a rate of 1.1%, which ranked it 26th in the nation in terms of GDP growth, compared with the national average growth rate of 0.7%. As of April 2009, unemployment in Pennsylvania was 7.8%, up from 5.0% in April 2008 but less than the national average of 8.9%.

For fiscal 2009, the commonwealth's $61.3 billion budget contained no broad-based tax increases, relying on $375 million from the budget stabilization reserve fund to achieve balance. Current projections estimate a potential revenue shortfall of $2.3 billion by the end of the fiscal year in June 2009, and various measures, including

6 Nuveen Investments
expenditure reductions and the use of federal stimulus funds, which are estimated at $1.9 billion for Pennsylvania, have been suggested to close the gap. In March 2009, Moody's and S&P confirmed their ratings on Pennsylvania general obligation debt at Aa2 and AA, respectively, while Fitch maintained its rating at AA. Moody's listed its outlook for Pennsylvania as negative, while S&P's outlook remained positive. During the twelve months ended April 30, 2009, municipal issuance in the commonwealth totaled $18.4 billion.

WHAT KEY STRATEGIES WERE USED TO MANAGE THESE FUNDS DURING THIS REPORTING
PERIOD?

During this time, as the municipal market remained under pressure from price volatility, reduced liquidity and fundamental economic concerns, we continued to focus on finding bonds that offered relative value, while seeking to manage liquidity and invest for the long term.

Much of our investment activity during this period was driven by opportunities created by market conditions. We sought to capitalize on this environment by continuing to take a bottom-up approach to finding undervalued sectors and individual credits with the potential to perform well over the long term. Overall, our emphasis was on purchasing higher coupon bonds with longer maturities, i.e., 20 to 30 years, to take advantage of the spreads offered by the extremely steep yield curve. Among the credits we added, especially in the Pennsylvania Funds, were higher education and housing bonds. We also were able to purchase lower-rated health care bonds at discounted prices as the result of selling by some municipal market participants, particularly during the last part of 2008.

Some of the cash for new purchases was generated by bond calls. In addition, we monitored the types of credits and bond structures that were attractive to the retail market and took advantage of strong bids to sell bonds into relatively consistent retail demand. In view of tighter liquidity, we positioned the Funds somewhat more defensively by retaining slightly more cash than usual in order to improve the Funds' liquidity profiles and have the capital we needed to reinvest at opportune times.

During this period, we used inverse floating rate securities1 in seven of the eight Funds (NUJ did not use inverse floaters). We employed inverse floaters for a variety of reasons, including duration2 management, income enhancement, and as a form of leverage. NNJ and NVY also invested in additional types of derivatives3 intended to help manage duration and common share net asset value
(NAV) volatility without having a negative impact on income streams or common share dividends over the short term. As of April 30, 2009, the inverse floaters remained in place in the seven Funds, while we had removed the derivative positions from NNJ and NVY.

(1) An inverse floating rate security, also known as inverse floaters, is a financial instrument designed to pay long-term tax-exempt interest at a rate that varies inversely with a short-term tax-exempt interest rate index. For the Nuveen Funds, the index typically used is the Securities Industry and Financial Markets (SIFM) Municipal Swap Index (previously referred to as the Bond Market Association Index or BMA). Inverse floaters, including those inverse floating rate securities in which the Funds invested during the reporting period, are further defined within the Notes to Financial Statements and Glossary of Terms Used in this Report sections of this report.

(2) Duration is a measure of a bond's price sensitivity as interest rates change, with longer duration bonds displaying more sensitivity to these changes than bonds with shorter durations.

(3) Each Fund may invest in derivative instruments such as forwards, futures, options, and swap transactions. For additional information on the derivative instruments in which each Fund was invested during and at the end of the reporting period, see the Portfolio of Investments, Financial Statements, and Notes to Financial Statements sections of this report.

                                                            Nuveen Investments 7

HOW DID THE FUNDS PERFORM?

Individual results for these Nuveen New Jersey and Pennsylvania Funds, as well as relevant index and peer group information, are presented in the accompanying table.

AVERAGE ANNUAL TOTAL RETURNS ON COMMON SHARE NET ASSET VALUE FOR PERIODS ENDED 4/30/09

                                                      1-YEAR   5-YEAR   10-YEAR
--------------------------------------------------------------------------------
NEW JERSEY FUNDS
NQJ                                                    -3.41%    3.23%     4.47%
NNJ                                                    -0.40%    3.62%     4.84%
NXJ                                                    -3.63%    3.16%      N/A
NUJ                                                    -4.36%    3.38%      N/A

PENNSYLVANIA FUNDS
NQP                                                    -1.01%    3.11%     4.34%
NPY                                                    -2.65%    2.53%     4.37%
NXM                                                    -4.57%    2.82%      N/A
NVY                                                    -2.33%    3.32%      N/A

Lipper Other States Municipal
Debt Funds Average(4)                                  -2.30%    3.12%     4.26%

Barclays Capital Municipal
Bond Index(5)                                           3.11%    4.11%     4.78%

S&P New Jersey Municipal
Bond Index(6)                                           1.14%    3.84%     4.61%

S&P Pennsylvania Municipal
Bond Index(6)                                           1.85%    4.01%     4.70%
--------------------------------------------------------------------------------

For the twelve months ended April 30, 2009, the total returns on common share NAV for NNJ and NQP exceeded the average return for the Lipper Other States Municipal Debt Funds Average, NVY performed in line with the Lipper group, and NQJ, NXJ, NUJ, NPY and NXM trailed the Lipper benchmark. All of the New Jersey and Pennsylvania Funds underperformed the returns on the national Barclays Capital Municipal Bond Index and their respective Standard & Poor's (S&P) New Jersey or Pennsylvania Municipal Bond Index for the period. Shareholders should note that some of the benchmarks shown in the accompanying table include bonds from states in addition to New Jersey and Pennsylvania, which may make direct comparisons between the Funds and these benchmarks less meaningful.

Key management factors that influenced the Funds' returns during this period included duration and yield curve positioning, the use of derivatives, credit exposure and sector allocations, and individual security selection. In addition, the use of leverage was an important factor affecting the Funds' performances over this period. The impact of leverage is discussed in more detail on page 10.

Over the course of this twelve-month period, the municipal bond yield curve remained steep. Bonds in the Barclays Capital Municipal Bond Index with maturities of three to ten

      Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares.

      For additional information, see the individual Performance Overview for your Fund in this report.

(4) The Lipper Other States Municipal Debt Funds Average is calculated using the returns of all closed-end funds in this category for each period as follows: 1-year, 46 funds; 5-year, 46 funds; and 10-year, 18 funds. Fund and Lipper returns assume reinvestment of dividends.

(5) The Barclays Capital (formerly Lehman Brothers) Municipal Bond Index is an unleveraged, unmanaged national index comprising a broad range of investment-grade municipal bonds. Results for the Barclays Capital index do not reflect any expenses.

(6) The Standard & Poor's (S&P) New Jersey and Pennsylvania Municipal Bond Indexes are unleveraged, market value-weighted indexes designed to measure the performance of the municipal bond market, in these states.

8 Nuveen Investments
years, especially those maturing in approximately four to six years, benefited the most from the interest rate environment. Although the New Jersey Funds were generally underweighted in the shorter part of the yield curve and overweighted in the longest part, these Funds had good allocations to the intermediate parts of the curve that performed well. This made their duration and yield curve positioning a net positive for performance during this period, except in NXJ, which had the highest exposure to longer bonds among these four Funds. Among the Pennsylvania Funds, duration positioning was neutral for performance except in NXM, which was penalized by heavier exposure to the longer part of the yield curve.

As mentioned earlier, seven of the eight Funds used inverse floating rate securities. During this period, the impact of the inverse floaters varied, with inverse floaters based on higher credit quality bonds outperforming those that used lower-quality credits. In general, the inverse floaters had a positive impact on performance in the Pennsylvania Funds and a neutral impact in the New Jersey Funds. At the same time, the inverse floaters also benefited all of the Funds by helping to support their income streams. In addition, NNJ and NVY, which had durations that were shorter than our strategic target, used derivative positions during part of this period to synthetically extend duration and move the Funds closer to the target. These derivative positions, which boosted the Funds' interest rate sensitivity, performed well and made positive contributions to NNJ and NVY's total return performance.

Credit quality exposure was also a major factor in performance during this period, as contributions from duration and yield curve positioning and the use of derivatives were offset to varying degrees by the Funds' exposures to lower-rated credits. During a difficult economic environment and disruptions in the financial markets, risk-averse investors put a priority on higher quality investments, and bonds with higher credit quality typically performed very well. Bonds rated BBB or below and non-rated bonds generally posted poorer returns. Pre-refunded7 bonds, which are backed by U.S. Treasury securities, were one of the top performing segments of the market, due primarily to their shorter effective maturities, higher credit quality, and perceived safety. Among the Pennsylvania Funds, NQP and NVY had significantly larger exposures to pre-refunded bonds, while NXM had the smallest allocation of these bonds. Additional sectors of the market that generally contributed positively to the Funds' returns included general obligation and other tax-backed bonds, water and sewer, education, and housing credits. The performances of all of these Funds were hampered by their underweighting in tax-backed bonds relative to the market indexes. The New Jersey Funds were also relatively underexposed to education bonds, while the Pennsylvania Funds benefited from good allocations of education credits.

Holdings that generally detracted from the Funds' performances included industrial development revenue (IDR) bonds, which performed very poorly during this period. The health care revenue sector also underperformed the overall municipal market. All of these Funds, especially NXM and NVY, had larger allocations to the IDR sector than the market as a whole, and the New Jersey Funds were also heavily weighted in health care, particularly NUJ. Zero coupon bonds also performed poorly, as did lower-rated tobacco bonds.

(7) Pre-refundings, also known as advance refundings or refinancings, occur when an issuer sells new bonds and uses the proceeds to fund principal and interest payments of older existing bonds. This process often results in lower borrowing costs for bond issuers.

                                                            Nuveen Investments 9

Individual security selection was also a factor in the Funds' performances during this period. In particular, the Funds were impacted to varying degrees by the downgrades of municipal bond issuers, and the subsequent impact on the returns and values of insured bonds. See below for more information on municipal bond insurers.

IMPACT OF THE FUNDS' CAPITAL STRUCTURES AND LEVERAGE STRATEGIES ON PERFORMANCE

In this generally unfavorable investment environment, a significant factor impacting the returns of these Funds relative to the comparative indexes was the Funds' use of financial leverage. The Funds use leverage because their managers believe that, over time, leveraging provides opportunities for additional income and total returns for common shareholders. However, use of leverage also can expose common shareholders to additional risk--especially when market conditions are as unfavorable as they were during much of this twelve-month period. As the prices of many securities held by these Funds declined, the negative impact of these valuation changes on common share net asset value and common shareholder total return was magnified by the use of leverage.

RECENT DEVELOPMENTS REGARDING BOND INSURANCE COMPANIES

Another factor that had an impact on the performance of these Funds was their positions in bonds backed by municipal bond insurers that experienced downgrades in their credit ratings. At the time this report was prepared, there were no longer any bond insurers rated AAA by all three of the major rating agencies (Moody's Investor Service, S&P and Fitch) and at least one rating agency has placed each insurer on "negative credit watch," "credit watch evolving," "credit outlook developing," or "rating withdrawn," which may presage one or more rating reductions in the future. As concern increased about the balance sheets of insurers, prices on insured bonds - especially those bonds issued by weaker underlying credits - declined, detracting from the Funds' performance. By the end of this period, most insured bonds were being valued according to their fundamentals as if they were uninsured. On the whole, the holdings of these Funds continued to be well diversified, and it is important to note that municipal bonds historically have had a very low rate of default.

RECENT DEVELOPMENTS IN THE AUCTION RATE PREFERRED SECURITIES MARKETS

As noted in previous shareholder reports, beginning in February 2008, more shares were submitted for sale in the regularly scheduled auctions for the auction rate preferred shares issued by these Funds than there were offers to buy. This meant that these auctions "failed to clear," and that many, or all, of the Funds' auction rate preferred shareholders who wanted to sell their shares in these auctions were unable to do so. This decline in liquidity in auction rate preferred shares did not lower the credit quality of these shares, and auction rate preferred shareholders unable to sell their shares received distributions at the "maximum rate" applicable to failed auctions, as calculated in accordance with the pre-established terms of the auction rate preferred shares.

10 Nuveen Investments

These developments generally have not affected the portfolio management or investment policies of these Funds. However, one continuing implication for common shareholders of these auction failures is that the Funds' cost of leverage will likely be higher, at least temporarily, than it otherwise would have been had the auctions continued to be successful. As a result, the Funds' future common share earnings may be lower than they otherwise might have been.

As noted in the last shareholder report, the Funds' Board of Directors/Trustees authorized a plan to use tender option bonds (TOBs), also known as floating rate securities, to refinance a portion of the Funds' outstanding auction rate preferred shares. As of April 30, 2009, the amount of auction rate preferred securities redeemed by the Funds are as shown in the accompanying table.

                                                 AUCTION RATE     % OF ORIGINAL
                                             PREFERRED SHARES      AUCTION RATE
FUND                                                 REDEEMED  PREFERRED SHARES
--------------------------------------------------------------------------------
NQJ                                          $     12,175,000               7.5%
NNJ                                          $             --               0.0%
NXJ                                          $        975,000               2.0%
NUJ                                          $      1,900,000               5.5%
NQP                                          $     20,250,000              15.3%
NPY                                          $     18,825,000              15.9%
NXM                                          $      2,500,000              10.0%
NVY                                          $      5,500,000              19.3%
--------------------------------------------------------------------------------

Subsequent to the reporting period, NQJ, NNJ, NXJ and NUJ noticed for redemption an additional $3,525,000, $2,075,000, $1,100,000 and $775,000 auction rate preferred securities, respectively.

While the Funds' Board of Directors/Trustees and management continue to work to resolve this situation, the Funds cannot provide any assurance on when the remaining outstanding auction rate preferred shares might be redeemed.

As of April 30, 2009, sixty-seven Nuveen closed-end municipal funds have redeemed and/or noticed for redemption at par a portion of their outstanding auction rate preferred shares. These redemptions bring the total amount of Nuveen's municipal closed-end funds' auction rate preferred share redemptions to approximately $2.1 billion of the original $11 billion outstanding.

For up-to-date information, please visit the Nuveen CEF Auction Rate Preferred Resource Center at:
http://www.nuveen.com/ResourceCenter/AuctionRatePreferred.aspx.

                                                           Nuveen Investments 11

Common Share Dividend
and Share Price Information

During the twelve-month reporting period ended April 30, 2009, NQP, NPY and NVY each had two monthly dividend increases, NXM had one monthly dividend increase, and the dividends of NQJ, NXJ and NUJ remained stable throughout the period. NNJ had one dividend cut in October 2008.

Due to normal portfolio activity, common shareholders of the following Funds received capital gains and/or net ordinary income distributions at the end of December 2008 as follows:

                                                                      SHORT-TERM
                                                                   CAPITAL GAINS
                                                                          AND/OR
                                                   LONG-TERM            ORDINARY
                                               CAPITAL GAINS              INCOME
                                                  (PER SHARE)        (PER SHARE)
--------------------------------------------------------------------------------
NQJ                                          $        0.0465     $        0.0431
NNJ                                          $        0.0533     $        0.0311
NXJ                                          $        0.0390     $        0.0379
NUJ                                          $        0.0443     $        0.0291
NPY                                                       --     $        0.0017
NVY                                          $        0.0040                  --
--------------------------------------------------------------------------------

All of the Funds in this report seek to pay stable dividends at rates that reflect each Fund's past results and projected future performance. During certain periods, each Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it holds the excess in reserve as undistributed net investment income (UNII) as part of the Fund's NAV. Conversely, if a Fund has cumulatively paid dividends in excess of its earnings, the excess constitutes negative UNII that is likewise reflected in the Fund's NAV. Each Fund will, over time, pay all of its net investment income as dividends to shareholders. As of April 30, 2009, all of the Funds in this report had positive UNII balances for both tax and financial statement purposes.

COMMON SHARE REPURCHASES AND SHARE PRICE INFORMATION

The Funds' Board of Directors/Trustees approved an open-market share repurchase program on July 10, 2007, for NQP and NPY and on July 30, 2008, for NQJ, NNJ, NXJ, NUJ, NXM and NVY under which each Fund may repurchase an aggregate of up to 10% of its outstanding common shares. Since the inception of this program, NVY has not repurchased any of its outstanding common shares.

12 Nuveen Investments

As of April 30, 2009, the Funds repurchased common shares as shown in the accompanying table.

                                                                           % OF
                                                      COMMON        OUTSTANDING
                                                      SHARES             COMMON
FUND                                             REPURCHASED             SHARES
--------------------------------------------------------------------------------
NQJ                                                   30,600                0.2%
NNJ                                                   12,900                0.1%
NXJ                                                    7,200                0.1%
NUJ                                                    2,800                0.1%
NQP                                                  167,400                1.0%
NPY                                                  207,900                1.3%
NXM                                                    2,000                0.1%
--------------------------------------------------------------------------------

During the twelve-month reporting period, common shares were repurchased at a weighted average price and a weighted average discount per common share as shown in the accompanying table.

                                                    WEIGHTED           WEIGHTED
                                                     AVERAGE            AVERAGE
                                                       PRICE           DISCOUNT
                                                   PER SHARE          PER SHARE
FUND                                             REPURCHASED        REPURCHASED
--------------------------------------------------------------------------------
NQJ                                          $         10.34              18.29%
NNJ                                          $         11.07              17.90%
NXJ                                          $         10.14              18.93%
NUJ                                          $         10.41              17.27%
NQP                                          $         10.80              18.20%
NPY                                          $         10.01              18.84%
NXM                                          $         10.49              17.12%
--------------------------------------------------------------------------------

As of April 30, 2009, the Funds' common share prices were trading at discounts to their common share NAVs as shown in the accompanying table.

                                                    4/30/09        TWELVE-MONTH
FUND                                               DISCOUNT    AVERAGE DISCOUNT
--------------------------------------------------------------------------------
NQJ                                                  -12.54%             -13.30%
NNJ                                                  -13.52%             -13.83%
NXJ                                                  -14.03%             -14.06%
NUJ                                                  -11.37%             -11.07%
NQP                                                  -16.19%             -15.81%
NPY                                                  -16.67%             -16.75%
NXM                                                  -13.60%             -12.49%
NVY                                                  -14.68%             -13.40%
--------------------------------------------------------------------------------

                                                           Nuveen Investments 13

NQJ Performance OVERVIEW | Nuveen New Jersey Investment Quality Municipal Fund, Inc. as of April 30, 2009

FUND SNAPSHOT
--------------------------------------------------------------------------------
Common Share Price                                                  $     11.37
--------------------------------------------------------------------------------
Common Share Net Asset Value                                        $     13.00
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                               -12.54%
--------------------------------------------------------------------------------
Market Yield                                                              5.75%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(2)                                               8.53%
--------------------------------------------------------------------------------
Net Assets Applicable to Common Shares ($000)                       $   265,928
--------------------------------------------------------------------------------
Average Effective Maturity on Securities (Years)                          15.48
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                                                10.47
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 2/21/91)
--------------------------------------------------------------------------------
                                                   ON SHARE PRICE       ON NAV
--------------------------------------------------------------------------------
1-Year                                                  -7.10%          -3.41%
--------------------------------------------------------------------------------
5-Year                                                   1.02%           3.23%
--------------------------------------------------------------------------------
10-Year                                                  2.34%           4.47%
--------------------------------------------------------------------------------

INDUSTRIES
(as a % of total investments)
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                     22.8%
--------------------------------------------------------------------------------
Transportation                                                             16.5%
--------------------------------------------------------------------------------
Health Care                                                                14.7%
--------------------------------------------------------------------------------
U.S. Guaranteed                                                            14.3%
--------------------------------------------------------------------------------
Education and Civic Organizations                                          10.8%
--------------------------------------------------------------------------------
Water and Sewer                                                             5.4%
--------------------------------------------------------------------------------
Tax Obligation/General                                                      4.6%
--------------------------------------------------------------------------------
Other                                                                      10.9%
--------------------------------------------------------------------------------

Credit Quality (as a % of total investments)(1)

                                   [PIE CHART]

AAA/U.S.
Guaranteed                                                                   32%
AA                                                                           33%
A                                                                            15%
BBB                                                                          13%
BB or Lower                                                                   1%
N/R                                                                           6%

2008-2009 Monthly Tax-Free Dividends Per Common Share(3)

                                   [BAR CHART]

May                                                                    $  0.0545
Jun                                                                       0.0545
Jul                                                                       0.0545
Aug                                                                       0.0545
Sep                                                                       0.0545
Oct                                                                       0.0545
Nov                                                                       0.0545
Dec                                                                       0.0545
Jan                                                                       0.0545
Feb                                                                       0.0545
Mar                                                                       0.0545
Apr                                                                       0.0545

Common Share Price Performance -- Weekly Closing Price

                                  [LINE CHART]

5/01/08                                                                $   13.13
                                                                            13.1
                                                                          13.248
                                                                           13.24
                                                                           13.36
                                                                           13.25
                                                                           13.37
                                                                           13.08
                                                                           12.94
                                                                         12.8799
                                                                           12.76
                                                                           12.83
                                                                           12.85
                                                                           12.44
                                                                           12.59
                                                                           12.67
                                                                           12.68
                                                                           12.71
                                                                           12.76
                                                                           12.76
                                                                           12.66
                                                                           12.15
                                                                            11.2
                                                                           10.79
                                                                             8.1
                                                                            9.54
                                                                         10.7101
                                                                           10.31
                                                                         10.7084
                                                                           10.16
                                                                            9.75
                                                                            9.68
                                                                             9.5
                                                                            8.61
                                                                            9.31
                                                                            9.36
                                                                            9.92
                                                                            11.4
                                                                           11.26
                                                                            10.8
                                                                            10.9
                                                                           11.29
                                                                           11.23
                                                                           10.39
                                                                           10.61
                                                                           10.26
                                                                           10.53
                                                                           10.63
                                                                           10.71
                                                                           11.08
                                                                           11.13
                                                                         11.3001
                                                                           11.38
4/30/09                                                                    11.37

(1) The percentages shown in the foregoing chart may reflect the ratings on certain bonds whose insurer has experienced downgrades as of the end of the reporting period. Please see the Portfolio Manager's Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(2) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 32.6%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

(3) The Fund paid shareholders capital gains and net ordinary income distributions in December 2008 of $0.0896 per share.

14 Nuveen Investments

NNJ Performance OVERVIEW | Nuveen New Jersey Premium Income Municipal Fund, Inc. as of April 30, 2009

Credit Quality (as a % of total investments)(1)

                                   [PIE CHART]

AAA/U.S. Guaranteed                                                          28%
AA                                                                           42%
A                                                                            15%
BBB                                                                          11%
BB or Lower                                                                   1%
N/R                                                                           3%

2008-2009 Monthly Tax-Free Dividends Per Common Share(3)

                                   [BAR CHART]

May                                                                    $  0.0545
Jun                                                                       0.0545
Jul                                                                       0.0545
Aug                                                                       0.0545
Sep                                                                       0.0545
Oct                                                                       0.0515
Nov                                                                       0.0515
Dec                                                                       0.0515
Jan                                                                       0.0515
Feb                                                                       0.0515
Mar                                                                       0.0515
Apr                                                                       0.0515

Common Share Price Performance -- Weekly Closing Price

                                  [LINE CHART]

5/01/08                                                                $   13.53
                                                                           13.48
                                                                            13.6
                                                                           13.58
                                                                           13.64
                                                                           13.61
                                                                          13.597
                                                                           13.21
                                                                           13.01
                                                                           13.01
                                                                              13
                                                                           13.07
                                                                           12.95
                                                                           12.85
                                                                           12.78
                                                                          12.977
                                                                           12.97
                                                                            12.8
                                                                           13.14
                                                                           13.12
                                                                           12.85
                                                                           12.86
                                                                           11.75
                                                                           11.15
                                                                            8.24
                                                                            9.78
                                                                           10.85
                                                                           10.86
                                                                           11.08
                                                                          10.674
                                                                            9.35
                                                                           9.994
                                                                          9.5754
                                                                            9.05
                                                                           10.25
                                                                           10.12
                                                                           10.57
                                                                           11.67
                                                                           11.46
                                                                          11.482
                                                                           11.88
                                                                           11.97
                                                                            12.1
                                                                           11.38
                                                                            11.8
                                                                           11.19
                                                                            11.1
                                                                           11.18
                                                                           11.36
                                                                            11.7
                                                                           12.03
                                                                           11.97
                                                                           11.97
4/30/09                                                                    11.96

FUND SNAPSHOT
--------------------------------------------------------------------------------
Common Share Price                                                  $     11.96
--------------------------------------------------------------------------------
Common Share
Net Asset Value                                                     $     13.83
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                               -13.52%
--------------------------------------------------------------------------------
Market Yield                                                               5.17%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(2)                                                7.67%
--------------------------------------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                                                $   166,428
--------------------------------------------------------------------------------
Average Effective
Maturity on Securities (Years)                                            13.94
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                                                 9.74
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN

(Inception 12/17/92)
--------------------------------------------------------------------------------
                                                   ON SHARE PRICE        ON NAV
--------------------------------------------------------------------------------
1-Year                                                  -5.69%           -0.40%
--------------------------------------------------------------------------------
5-Year                                                   1.92%            3.62%
--------------------------------------------------------------------------------
10-Year                                                  2.86%            4.84%
--------------------------------------------------------------------------------

INDUSTRIES
(as a % of total investments)
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                     27.2%
--------------------------------------------------------------------------------
U.S. Guaranteed                                                            17.4%
--------------------------------------------------------------------------------
Health Care                                                                12.7%
--------------------------------------------------------------------------------
Transportation                                                             12.2%
--------------------------------------------------------------------------------
Education and Civic Organizations                                           9.9%
--------------------------------------------------------------------------------
Water and Sewer                                                             8.8%
--------------------------------------------------------------------------------
Tax Obligation/General                                                      6.5%
--------------------------------------------------------------------------------
Other                                                                       5.3%
--------------------------------------------------------------------------------

(1) The percentages shown in the foregoing chart may reflect the ratings on certain bonds whose insurer has experienced downgrades as of the end of the reporting period. Please see the Portfolio Manager's Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(2) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 32.6%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

(3) The Fund paid shareholders capital gains and net ordinary income distributions in December 2008 of $0.0844 per share.

                                                           Nuveen Investments 15

NXJ Performance OVERVIEW | Nuveen New Jersey Dividend Advantage Municipal Fund as of April 30, 2009

FUND SNAPSHOT
--------------------------------------------------------------------------------
Common Share Price                                                   $    11.15
--------------------------------------------------------------------------------
Common Share Net Asset Value                                         $    12.97
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                               -14.03%
--------------------------------------------------------------------------------
Market Yield                                                               5.92%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(2)                                                8.78%
--------------------------------------------------------------------------------
Net Assets Applicable to Common Shares ($000)                        $   85,230
--------------------------------------------------------------------------------
Average Effective Maturity on Securities (Years)                          15.60
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                                                11.65
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 3/27/01)
--------------------------------------------------------------------------------
                                                    ON SHARE PRICE      ON NAV
--------------------------------------------------------------------------------
1-Year                                                   -8.95%         -3.63%
--------------------------------------------------------------------------------
5-Year                                                    0.86%          3.16%
--------------------------------------------------------------------------------
Since Inception                                           2.23%          4.58%
--------------------------------------------------------------------------------

INDUSTRIES
(as a % of total investments)
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                     23.1%
--------------------------------------------------------------------------------
U.S. Guaranteed                                                            15.9%
--------------------------------------------------------------------------------
Health Care                                                                14.7%
--------------------------------------------------------------------------------
Water and Sewer                                                            13.9%
--------------------------------------------------------------------------------
Education and Civic Organizations                                          12.3%
--------------------------------------------------------------------------------
Transportation                                                             11.8%
--------------------------------------------------------------------------------
Other                                                                       8.3%
--------------------------------------------------------------------------------

Credit Quality (as a % of total investments)(1)

                                   [PIE CHART]

AAA/U.S. Guaranteed                                                          24%
AA                                                                           30%
A                                                                            23%
BBB                                                                          17%
BB or Lower                                                                   2%
N/R                                                                           4%

2008-2009 Monthly Tax-Free Dividends Per Common Share(3)

                                   [BAR CHART]

May                                                                    $   0.055
Jun                                                                        0.055
Jul                                                                        0.055
Aug                                                                        0.055
Sep                                                                        0.055
Oct                                                                        0.055
Nov                                                                        0.055
Dec                                                                        0.055
Jan                                                                        0.055
Feb                                                                        0.055
Mar                                                                        0.055
Apr                                                                        0.055

Common Share Price Performance -- Weekly Closing Price

                                  [LINE CHART]

5/01/08                                                                $   13.13
                                                                            13.2
                                                                           13.36
                                                                           13.25
                                                                           13.27
                                                                           13.37
                                                                            13.3
                                                                           12.94
                                                                           12.85
                                                                           12.65
                                                                           12.65
                                                                           12.63
                                                                           12.62
                                                                            12.5
                                                                           12.58
                                                                           12.55
                                                                           12.55
                                                                           12.44
                                                                           12.68
                                                                           12.56
                                                                           12.48
                                                                           11.95
                                                                           11.03
                                                                          10.618
                                                                             8.1
                                                                            9.74
                                                                            10.3
                                                                           10.23
                                                                           10.26
                                                                           9.675
                                                                             9.1
                                                                             9.5
                                                                            9.05
                                                                            8.53
                                                                             8.9
                                                                            8.97
                                                                            9.57
                                                                         10.7999
                                                                           10.38
                                                                           10.25
                                                                           10.59
                                                                           10.96
                                                                            10.9
                                                                           10.23
                                                                           10.67
                                                                           10.12
                                                                           10.39
                                                                           10.27
                                                                           10.55
                                                                           10.83
                                                                          10.976
                                                                           11.21
                                                                         11.1166
4/30/09                                                                    11.15

(1) The percentages shown in the foregoing chart may reflect the ratings on certain bonds whose insurer has experienced downgrades as of the end of the reporting period. Please see the Portfolio Manager's Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(2) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 32.6%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

(3) The Fund paid shareholders capital gains and net ordinary income distributions in December 2008 of $0.0769 per share.

16 Nuveen Investments

NUJ Performance OVERVIEW | Nuveen New Jersey Dividend Advantage Municipal Fund 2 as of April 30, 2009

Credit Quality (as a % of total investments)(1)

                                   [PIE CHART]

AAA/U.S. Guaranteed                                                          29%
AA                                                                           30%
A                                                                            23%
BBB                                                                          13%
BB or Lower                                                                   4%
N/R                                                                           1%

2008-2009 Monthly Tax-Free Dividends Per Common Share(3)

                                   [BAR CHART]

May                                                                    $  0.0575
Jun                                                                       0.0575
Jul                                                                       0.0575
Aug                                                                       0.0575
Sep                                                                       0.0575
Oct                                                                       0.0575
Nov                                                                       0.0575
Dec                                                                       0.0575
Jan                                                                       0.0575
Feb                                                                       0.0575
Mar                                                                       0.0575
Apr                                                                       0.0575

Common Share Price Performance -- Weekly Closing Price

                                  [LINE CHART]

5/01/08                                                                $   13.58
                                                                            13.6
                                                                            13.6
                                                                            13.7
                                                                           13.96
                                                                           13.87
                                                                           14.35
                                                                            13.5
                                                                            13.4
                                                                            13.4
                                                                          13.059
                                                                           13.42
                                                                           13.26
                                                                           13.01
                                                                           13.04
                                                                           12.98
                                                                           13.15
                                                                           13.25
                                                                           13.57
                                                                           13.55
                                                                           13.18
                                                                           12.85
                                                                            11.9
                                                                            11.2
                                                                            8.25
                                                                            9.78
                                                                            10.8
                                                                            10.8
                                                                           10.88
                                                                            9.97
                                                                            9.15
                                                                            9.55
                                                                            9.15
                                                                            8.42
                                                                            8.95
                                                                            9.14
                                                                            9.83
                                                                           11.06
                                                                           10.41
                                                                           10.54
                                                                              11
                                                                           11.33
                                                                          11.388
                                                                           10.99
                                                                           11.36
                                                                           10.75
                                                                           10.72
                                                                         10.6116
                                                                           10.88
                                                                           11.25
                                                                           11.59
                                                                           11.32
                                                                           11.51
4/30/09                                                                    11.46

FUND SNAPSHOT
--------------------------------------------------------------------------------
Common Share Price                                                   $    11.46
--------------------------------------------------------------------------------
Common Share Net Asset Value                                         $    12.93
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                -11.37%
--------------------------------------------------------------------------------
Market Yield                                                               6.02%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(2)                                                8.93%
--------------------------------------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                                                 $   58,456
--------------------------------------------------------------------------------
Average Effective Maturity on Securities (Years)                          15.59
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                                                10.86
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 3/25/02)
--------------------------------------------------------------------------------
                                                    ON SHARE PRICE      ON NAV
--------------------------------------------------------------------------------
1-Year                                                   -9.75%         -4.36%
--------------------------------------------------------------------------------
5-Year                                                    2.02%          3.38%
--------------------------------------------------------------------------------
Since Inception                                           2.34%          4.65%
--------------------------------------------------------------------------------

INDUSTRIES
(as a % of total investments)
--------------------------------------------------------------------------------
Health Care                                                                20.0%
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                     19.2%
--------------------------------------------------------------------------------
U.S. Guaranteed                                                            18.1%
--------------------------------------------------------------------------------
Transportation                                                             15.8%
--------------------------------------------------------------------------------
Education and Civic Organizations                                          10.0%
--------------------------------------------------------------------------------
Long-Term Care                                                              5.7%
--------------------------------------------------------------------------------
Other                                                                      11.2%
--------------------------------------------------------------------------------

(1) The percentages shown in the foregoing chart may reflect the ratings on certain bonds whose insurer has experienced downgrades as of the end of the reporting period. Please see the Portfolio Manager's Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(2) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 32.6%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

(3) The Fund paid shareholders capital gains and net ordinary income distributions in December 2008 of $0.0734 per share.

                                                           Nuveen Investments 17

NQP Performance OVERVIEW | Nuveen Pennsylvania Investment Quality Municipal Fund as of April 30, 2009

FUND SNAPSHOT
--------------------------------------------------------------------------------
Common Share Price                                                  $     11.34
--------------------------------------------------------------------------------
Common Share Net Asset Value                                        $     13.53
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                               -16.19%
--------------------------------------------------------------------------------
Market Yield                                                               6.19%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(2)                                                8.87%
--------------------------------------------------------------------------------
Net Assets Applicable to Common Shares ($000)                       $   218,353
--------------------------------------------------------------------------------
Average Effective Maturity on Securities (Years)                          15.32
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                                                11.97
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 2/21/91)
--------------------------------------------------------------------------------
                                                    ON SHARE PRICE       ON NAV
--------------------------------------------------------------------------------
1-Year                                                   -7.99%          -1.01%
--------------------------------------------------------------------------------
5-Year                                                    1.64%           3.11%
--------------------------------------------------------------------------------
10-Year                                                   1.62%           4.34%
--------------------------------------------------------------------------------

INDUSTRIES
(as a % of total investments)
--------------------------------------------------------------------------------
U.S. Guaranteed                                                            20.1%
--------------------------------------------------------------------------------
Education and Civic Organizations                                          19.4%
--------------------------------------------------------------------------------
Tax Obligation/General                                                     16.4%
--------------------------------------------------------------------------------
Health Care                                                                 8.5%
--------------------------------------------------------------------------------
Transportation                                                              8.0%
--------------------------------------------------------------------------------
Housing/Single Family                                                       6.3%
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                      6.2%
--------------------------------------------------------------------------------
Water and Sewer                                                             4.3%
--------------------------------------------------------------------------------
Other                                                                      10.8%
--------------------------------------------------------------------------------

Credit Quality (as a % of total investments)(1)

                                   [PIE CHART]

AAA/U.S. Guaranteed                                                          40%
AA                                                                           36%
A                                                                            13%
BBB                                                                          10%
N/R                                                                           1%

2008-2009 Monthly Tax-Free Dividends Per Common Share

                                   [BAR CHART]

May                                                                    $   0.055
Jun                                                                        0.055
Jul                                                                        0.055
Aug                                                                        0.055
Sep                                                                        0.057
Oct                                                                        0.057
Nov                                                                        0.057
Dec                                                                        0.057
Jan                                                                        0.057
Feb                                                                        0.057
Mar                                                                       0.0585
Apr                                                                       0.0585

Common Share Price Performance -- Weekly Closing Price

                                  [LINE CHART]

5/01/08                                                                $   13.13
                                                                          13.154
                                                                           13.11
                                                                           13.16
                                                                           13.19
                                                                           13.05
                                                                           12.93
                                                                            12.7
                                                                           12.57
                                                                           12.57
                                                                           12.63
                                                                           12.59
                                                                         12.4401
                                                                           12.25
                                                                           12.25
                                                                           12.25
                                                                           12.19
                                                                          12.105
                                                                           12.23
                                                                           12.35
                                                                           12.24
                                                                           11.58
                                                                           10.67
                                                                           10.25
                                                                            7.66
                                                                            9.03
                                                                           10.29
                                                                          10.286
                                                                           10.47
                                                                           10.28
                                                                            9.08
                                                                            9.47
                                                                            8.76
                                                                            8.25
                                                                            8.83
                                                                            9.17
                                                                            9.67
                                                                           10.97
                                                                         10.9552
                                                                         10.8499
                                                                           10.95
                                                                           11.26
                                                                           11.38
                                                                           10.67
                                                                          10.975
                                                                           10.68
                                                                         10.5301
                                                                           10.75
                                                                           11.18
                                                                           11.43
                                                                           11.53
                                                                           11.29
                                                                           11.39
4/30/09                                                                    11.34

(1) The percentages shown in the foregoing chart may reflect the ratings on certain bonds whose insurer has experienced downgrades as of the end of the reporting period. Please see the Portfolio Manager's Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(2) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 30.2%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

18 Nuveen Investments

NPY Performance OVERVIEW | Nuveen Pennsylvania Premium Income Municipal Fund 2 as of April 30, 2009

Credit Quality (as a % of total investments)(1)

                                   [PIE CHART]

AAA/U.S. Guaranteed                                                          28%
AA                                                                           35%
A                                                                            14%
BBB                                                                          15%
BB or Lower                                                                   2%
N/R                                                                           6%

2008-2009 Monthly Tax-Free Dividends Per Common Share(3)

                                   [BAR CHART]

May                                                                    $  0.0495
Jun                                                                       0.0495
Jul                                                                       0.0495
Aug                                                                       0.0495
Sep                                                                        0.052
Oct                                                                        0.052
Nov                                                                        0.052
Dec                                                                        0.052
Jan                                                                        0.052
Feb                                                                        0.052
Mar                                                                       0.0565
Apr                                                                       0.0565

Common Share Price Performance -- Weekly Closing Price

                                  [LINE CHART]

5/01/08                                                                $   12.31
                                                                           12.26
                                                                           12.28
                                                                            12.4
                                                                           12.36
                                                                           12.32
                                                                           12.37
                                                                           12.13
                                                                           11.83
                                                                         11.8999
                                                                           12.06
                                                                           11.93
                                                                           11.71
                                                                           11.48
                                                                           11.53
                                                                           11.53
                                                                           11.53
                                                                          11.537
                                                                           11.59
                                                                           11.73
                                                                           11.52
                                                                           11.26
                                                                           10.14
                                                                            9.89
                                                                             7.2
                                                                            8.36
                                                                            9.39
                                                                            9.35
                                                                            9.71
                                                                            9.03
                                                                            8.74
                                                                            8.75
                                                                            8.13
                                                                            7.55
                                                                            8.21
                                                                            8.29
                                                                            9.04
                                                                           10.15
                                                                           10.06
                                                                           10.02
                                                                           10.08
                                                                           10.34
                                                                           10.53
                                                                            9.93
                                                                           10.09
                                                                            9.93
                                                                            9.99
                                                                           10.05
                                                                           10.07
                                                                           10.36
                                                                           10.68
                                                                           10.57
                                                                           10.63
4/30/09                                                                  10.6036

FUND SNAPSHOT
--------------------------------------------------------------------------------
Common Share Price                                                  $     10.60
--------------------------------------------------------------------------------
Common Share Net Asset Value                                        $     12.72
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                               -16.67%
--------------------------------------------------------------------------------
Market Yield                                                               6.40%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(2)                                                9.17%
--------------------------------------------------------------------------------
Net Assets Applicable to Common Shares ($000)                       $   198,739
--------------------------------------------------------------------------------
Average Effective Maturity on Securities (Years)                          15.71
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                                                11.94
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 3/18/93)
--------------------------------------------------------------------------------
                                                    ON SHARE PRICE      ON NAV
--------------------------------------------------------------------------------
1-Year                                                   -8.43%         -2.65%
--------------------------------------------------------------------------------
5-Year                                                    0.93%          2.53%
--------------------------------------------------------------------------------
10-Year                                                   3.36%          4.37%
--------------------------------------------------------------------------------

INDUSTRIES
(as a % of total investments)
--------------------------------------------------------------------------------
Education and Civic Organizations                                          15.9%
--------------------------------------------------------------------------------
U.S. Guaranteed                                                            15.3%
--------------------------------------------------------------------------------
Transportation                                                             13.2%
--------------------------------------------------------------------------------
Tax Obligation/General                                                     11.5%
--------------------------------------------------------------------------------
Health Care                                                                 9.3%
--------------------------------------------------------------------------------
Water and Sewer                                                             8.1%
--------------------------------------------------------------------------------
Utilities                                                                   6.2%
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                      5.9%
--------------------------------------------------------------------------------
Other                                                                      14.6%
--------------------------------------------------------------------------------

(1) The percentages shown in the foregoing chart may reflect the ratings on certain bonds whose insurer has experienced downgrades as of the end of the reporting period. Please see the Portfolio Manager's Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(2) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 30.2%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

(3) The Fund paid shareholders a net ordinary income distribution in December 2008 of $0.0017 per share.

                                                           Nuveen Investments 19

NXM Performance OVERVIEW | Nuveen Pennsylvania Dividend Advantage Municipal Fund as of April 30, 2009

FUND SNAPSHOT
--------------------------------------------------------------------------------
Common Share Price                                                   $    11.31
--------------------------------------------------------------------------------
Common Share Net Asset Value                                         $    13.09
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                               -13.60%
--------------------------------------------------------------------------------
Market Yield                                                               6.21%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(2)                                                8.90%
--------------------------------------------------------------------------------
Net Assets Applicable to Common Shares ($000)                        $   43,587
--------------------------------------------------------------------------------
Average Effective Maturity on Securities (Years)                          16.75
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                                                12.19
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 3/27/01)
--------------------------------------------------------------------------------
                                                    ON SHARE PRICE     ON NAV
--------------------------------------------------------------------------------
1-Year                                                  -11.67%        -4.57%
--------------------------------------------------------------------------------
5-Year                                                    1.21%         2.82%
--------------------------------------------------------------------------------
Since Inception                                           2.85%         5.19%
--------------------------------------------------------------------------------

INDUSTRIES
(as a % of total investments)
--------------------------------------------------------------------------------
Education and Civic Organizations                                          18.2%
--------------------------------------------------------------------------------
Health Care                                                                14.6%
--------------------------------------------------------------------------------
Long-Term Care                                                             11.5%
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                      9.6%
--------------------------------------------------------------------------------
Tax Obligation/General                                                      9.4%
--------------------------------------------------------------------------------
U.S. Guaranteed                                                             9.0%
--------------------------------------------------------------------------------
Transportation                                                              8.0%
--------------------------------------------------------------------------------
Housing/Single Family                                                       5.8%
--------------------------------------------------------------------------------
Other                                                                      13.9%
--------------------------------------------------------------------------------

Credit Quality (as a % of total investments)(1)

                                   [PIE CHART]

AAA/U.S. Guaranteed                                                          25%
AA                                                                           29%
A                                                                            19%
BBB                                                                          11%
BB or Lower                                                                   5%
N/R                                                                          11%

2008-2009 Monthly Tax-Free Dividends Per Common Share

                                   [BAR CHART]

May                                                                    $   0.057
Jun                                                                        0.057
Jul                                                                        0.057
Aug                                                                        0.057
Sep                                                                       0.0585
Oct                                                                       0.0585
Nov                                                                       0.0585
Dec                                                                       0.0585
Jan                                                                       0.0585
Feb                                                                       0.0585
Mar                                                                       0.0585
Apr                                                                       0.0585

Common Share Price Performance -- Weekly Closing Price

                                  [LINE CHART]

5/01/08                                                                $   13.65
                                                                            13.7
                                                                           13.96
                                                                           13.85
                                                                           13.65
                                                                           13.58
                                                                           13.48
                                                                            13.1
                                                                           13.06
                                                                           12.99
                                                                            13.1
                                                                           12.94
                                                                           13.24
                                                                           13.05
                                                                           12.78
                                                                           12.67
                                                                           12.51
                                                                           12.51
                                                                           12.67
                                                                           12.84
                                                                           12.61
                                                                           11.84
                                                                          11.476
                                                                           11.56
                                                                            9.43
                                                                            9.63
                                                                           10.69
                                                                           10.76
                                                                           10.91
                                                                           11.17
                                                                            9.23
                                                                            9.54
                                                                            9.27
                                                                           8.482
                                                                            8.85
                                                                            9.28
                                                                            9.79
                                                                           11.65
                                                                           11.65
                                                                           11.28
                                                                           11.41
                                                                           11.44
                                                                           11.42
                                                                           10.86
                                                                           10.92
                                                                           10.15
                                                                           10.46
                                                                          10.388
                                                                           10.61
                                                                           10.96
                                                                         10.8895
                                                                           10.86
                                                                           11.14
4/30/09                                                                    11.31

(1) The percentages shown in the foregoing chart may reflect the ratings on certain bonds whose insurer has experienced downgrades as of the end of the reporting period. Please see the Portfolio Manager's Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(2) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 30.2%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

20 Nuveen Investments

NVY Performance OVERVIEW | Nuveen Pennsylvania Dividend Advantage Municipal Fund 2 as of April 30, 2009

Credit Quality (as a % of total investments)(1)

                                   [PIE CHART]

AAA/U.S. Guaranteed                                                          26%
AA                                                                           41%
A                                                                            10%
BBB                                                                          15%
BB or Lower                                                                   4%
N/R                                                                           4%

2008-2009 Monthly Tax-Free Dividends Per Common Share(3)

                                   [BAR CHART]

May                                                                    $  0.0575
Jun                                                                       0.0575
Jul                                                                       0.0575
Aug                                                                       0.0575
Sep                                                                       0.0585
Oct                                                                       0.0585
Nov                                                                       0.0585
Dec                                                                       0.0585
Jan                                                                       0.0585
Feb                                                                       0.0585
Mar                                                                       0.0605
Apr                                                                       0.0605

Common Share Price Performance -- Weekly Closing Price

                                  [LINE CHART]

5/01/08                                                                $   13.53
                                                                           13.51
                                                                           13.82
                                                                           13.85
                                                                           13.58
                                                                           13.59
                                                                           13.58
                                                                           13.04
                                                                           12.82
                                                                           12.78
                                                                           13.06
                                                                           12.71
                                                                           12.69
                                                                           12.78
                                                                           12.76
                                                                           12.56
                                                                           12.51
                                                                           12.63
                                                                            12.7
                                                                           12.82
                                                                           12.86
                                                                           11.85
                                                                           11.05
                                                                          11.139
                                                                             7.8
                                                                            9.73
                                                                           10.17
                                                                           10.33
                                                                           10.79
                                                                         10.2684
                                                                            8.77
                                                                          9.3619
                                                                            9.29
                                                                            8.57
                                                                            9.36
                                                                            9.14
                                                                            8.99
                                                                           11.25
                                                                            10.9
                                                                           11.15
                                                                           11.25
                                                                          11.251
                                                                           11.34
                                                                          11.026
                                                                           11.75
                                                                           12.03
                                                                           12.15
                                                                           11.62
                                                                          11.499
                                                                           12.24
                                                                           11.71
                                                                           11.76
                                                                           11.59
4/30/09                                                                    11.45

FUND SNAPSHOT
--------------------------------------------------------------------------------
Common Share Price                                                   $    11.45
--------------------------------------------------------------------------------
Common Share Net Asset Value                                         $    13.42
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                -14.68%
--------------------------------------------------------------------------------
Market Yield                                                               6.34%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(2)                                                9.08%
--------------------------------------------------------------------------------
Net Assets Applicable to Common Shares ($000)                        $   49,993
--------------------------------------------------------------------------------
Average Effective Maturity on Securities (Years)                          14.26
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                                                10.22
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 3/25/02)
--------------------------------------------------------------------------------

                                                    ON SHARE PRICE     ON NAV
--------------------------------------------------------------------------------
1-Year                                                   -9.16%        -2.33%
--------------------------------------------------------------------------------
5-Year                                                    2.10%         3.32%
--------------------------------------------------------------------------------
Since Inception                                           2.19%         4.89%
--------------------------------------------------------------------------------

INDUSTRIES
(as a % of total investments)
--------------------------------------------------------------------------------
U.S. Guaranteed                                                            19.3%
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                     15.7%
--------------------------------------------------------------------------------
Tax Obligation/General                                                     14.2%
--------------------------------------------------------------------------------
Education and Civic Organizations                                          12.5%
--------------------------------------------------------------------------------
Health Care                                                                 9.8%
--------------------------------------------------------------------------------
Water and Sewer                                                             6.3%
--------------------------------------------------------------------------------
Housing/Single Family                                                       4.7%
--------------------------------------------------------------------------------
Long-Term Care                                                              4.4%
--------------------------------------------------------------------------------
Other                                                                      13.1%
--------------------------------------------------------------------------------

(1) The percentages shown in the foregoing chart may reflect the ratings on certain bonds whose insurer has experienced downgrades as of the end of the reporting period. Please see the Portfolio Manager's Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(2) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 30.2%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

(3) The Fund paid shareholders a capital gains distribution in December 2008 of $0.0040 per share.

                                                           Nuveen Investments 21

NQJ NNJ NXJ | Shareholder MEETING REPORT

The annual meeting of shareholders was held in the offices of Nuveen Investments on November 18, 2008; at this meeting the shareholders were asked to vote on the election of Board Members, the elimination of Fundamental Investment Policies and the approval of new Fundamental Investment Policies. The meeting was subsequently adjourned to January 13, 2009 and additionally adjourned to March 17, 2009.

                                                        NQJ                            NNJ                           NXJ
-----------------------------------------------------------------------------------------------------------------------------------
                                              Common and                    Common and                    Common and
                                               Preferred      Preferred      Preferred      Preferred      Preferred      Preferred
                                           shares voting  shares voting  shares voting  shares voting  shares voting  shares voting
                                                together       together       together       together       together       together
                                              as a class     as a class     as a class     as a class     as a class     as a class
===================================================================================================================================
TO APPROVE THE ELIMINATION OF THE FUND'S
FUNDAMENTAL POLICY RELATING TO
INVESTMENTS IN MUNICIPAL SECURITIES AND
BELOW INVESTMENT GRADE SECURITIES.
   For                                         9,059,685            896      5,368,743            640      2,793,252            227
   Against                                       666,405            152        544,456            128        221,030             57
   Abstain                                       216,158             64        139,465             18         64,336             21
   Broker Non-Votes                            3,097,651          4,032      1,794,475          2,203      1,080,559          1,163
-----------------------------------------------------------------------------------------------------------------------------------
   Total                                      13,039,899          5,144      7,847,139          2,989      4,159,177          1,468
===================================================================================================================================
TO APPROVE THE NEW FUNDAMENTAL POLICY
RELATING TO INVESTMENTS IN MUNICIPAL
SECURITIES FOR THE FUND.
   For                                         9,116,378            910      5,359,235            650      2,794,909            257
   Against                                       626,823            137        544,176            118        214,704             25
   Abstain                                       199,047             65        149,253             18         69,005             23
   Broker Non-Votes                            3,097,651          4,032      1,794,475          2,203      1,080,559          1,163
-----------------------------------------------------------------------------------------------------------------------------------
   Total                                      13,039,899          5,144      7,847,139          2,989      4,159,177          1,468
===================================================================================================================================
TO APPROVE THE ELIMINATION OF THE
FUNDAMENTAL POLICY PROHIBITING
INVESTMENT IN OTHER INVESTMENT
COMPANIES.
   For                                         8,994,424            898      5,318,200            627             --             --
   Against                                       726,240            136        567,836            132             --             --
   Abstain                                       221,584             78        166,628             27             --             --
   Broker Non-Votes                            3,097,651          4,032      1,794,475          2,203             --             --
-----------------------------------------------------------------------------------------------------------------------------------
   Total                                      13,039,899          5,144      7,847,139          2,989             --             --
===================================================================================================================================
TO APPROVE THE ELIMINATION OF THE
FUNDAMENTAL POLICY RELATING TO
DERIVATIVES AND SHORT SALES.
   For                                         8,973,257            907      5,332,178            636             --             --
   Against                                       734,940            141        560,400            126             --             --
   Abstain                                       234,051             64        160,086             24             --             --
   Broker Non-Votes                            3,097,651          4,032      1,794,475          2,203             --             --
-----------------------------------------------------------------------------------------------------------------------------------
   Total                                      13,039,899          5,144      7,847,139          2,989             --             --
===================================================================================================================================
TO APPROVE THE ELIMINATION OF THE
FUNDAMENTAL POLICY RELATING TO
COMMODITIES.
   For                                         8,939,668            895      5,303,702            642             --             --
   Against                                       750,857            152        574,840            120             --             --
   Abstain                                       251,723             65        174,122             24             --             --
   Broker Non-Votes                            3,097,651          4,032      1,794,475          2,203             --             --
-----------------------------------------------------------------------------------------------------------------------------------
   Total                                      13,039,899          5,144      7,847,139          2,989             --             --
===================================================================================================================================
TO APPROVE THE NEW FUNDAMENTAL POLICY
RELATING TO COMMODITIES.
   For                                         8,944,984            896      5,306,334            643             --             --
   Against                                       734,029            141        568,517            119             --             --
   Abstain                                       263,235             75        177,813             24             --             --
   Broker Non-Votes                            3,097,651          4,032      1,794,475          2,203             --             --
-----------------------------------------------------------------------------------------------------------------------------------
   Total                                      13,039,899          5,144      7,847,139          2,989             --             --
===================================================================================================================================

22 Nuveen Investments

                                                NQJ                           NNJ                           NXJ
----------------------------------------------------------------------------------------------------------------------------
                                      Common and                     Common and                    Common and
                                       Preferred      Preferred       Preferred      Preferred      Preferred      Preferred
                                   shares voting  shares voting   shares voting  shares voting  shares voting  shares voting
                                        together       together        together       together       together       together
                                      as a class     as a class      as a class     as a class     as a class     as a class
============================================================================================================================
APPROVAL OF THE BOARD MEMBERS
WAS REACHED AS FOLLOWS:
John P. Amboian
   For                                12,381,210             --       7,370,898             --      3,922,807             --
   Withhold                              658,447             --         474,970             --        235,618             --
----------------------------------------------------------------------------------------------------------------------------
   Total                              13,039,657             --       7,845,868             --      4,158,425             --
============================================================================================================================
Robert P. Bremner
   For                                12,368,621             --       7,365,646             --             --             --
   Withhold                              671,036             --         480,222             --             --             --
----------------------------------------------------------------------------------------------------------------------------
   Total                              13,039,657             --       7,845,868             --             --             --
============================================================================================================================
Jack B. Evans
   For                                12,377,055             --       7,389,940             --             --             --
   Withhold                              662,602             --         455,928             --             --             --
----------------------------------------------------------------------------------------------------------------------------
   Total                              13,039,657             --       7,845,868             --             --             --
============================================================================================================================
William C. Hunter
   For                                        --          4,867              --          2,697             --          1,359
   Withhold                                   --            235              --            221             --            107
----------------------------------------------------------------------------------------------------------------------------
   Total                                      --          5,102              --          2,918             --          1,466
============================================================================================================================
David J. Kundert
   For                                12,380,067             --       7,391,552             --      3,926,731             --
   Withhold                              659,590             --         454,316             --        231,694             --
----------------------------------------------------------------------------------------------------------------------------
   Total                              13,039,657             --       7,845,868             --      4,158,425             --
============================================================================================================================
William J. Schneider
   For                                        --          4,867              --          2,697             --          1,359
   Withhold                                   --            235              --            221             --            107
----------------------------------------------------------------------------------------------------------------------------
   Total                                      --          5,102              --          2,918             --          1,466
============================================================================================================================
Judith M. Stockdale
   For                                12,364,919             --       7,362,796             --             --             --
   Withhold                              674,738             --         483,072             --             --             --
----------------------------------------------------------------------------------------------------------------------------
   Total                              13,039,657             --       7,845,868             --             --             --
============================================================================================================================
Carole E. Stone
   For                                12,371,020             --       7,374,368             --             --             --
   Withhold                              668,637             --         471,500             --             --             --
----------------------------------------------------------------------------------------------------------------------------
   Total                              13,039,657             --       7,845,868             --             --             --
============================================================================================================================
Terence J. Toth
   For                                12,374,976             --       7,356,530             --      3,927,117             --
   Withhold                              664,681             --         489,338             --        231,308             --
----------------------------------------------------------------------------------------------------------------------------
   Total                              13,039,657             --       7,845,868             --      4,158,425             --
============================================================================================================================

                                                           Nuveen Investments 23

                                                         NUJ                          NQP                          NPY
-----------------------------------------------------------------------------------------------------------------------------------
                                              Common and                    Common and                    Common and
                                               Preferred      Preferred      Preferred      Preferred      Preferred      Preferred
                                           shares voting  shares voting  shares voting  shares voting  shares voting  shares voting
                                                together       together       together       together       together       together
                                              as a class     as a class     as a class     as a class     as a class     as a class
===================================================================================================================================
TO APPROVE THE ELIMINATION OF THE FUND'S
FUNDAMENTAL POLICY RELATING TO
INVESTMENTS IN MUNICIPAL SECURITIES AND
BELOW INVESTMENT GRADE SECURITIES.
   For                                         2,038,755            207      7,820,745            856      8,119,909            784
   Against                                       162,188             16        530,134            105        663,063            253
   Abstain                                        45,227             18        322,426             97        262,301             26
   Broker Non-Votes                              674,929            850      2,215,838          2,198      2,400,462          1,779
-----------------------------------------------------------------------------------------------------------------------------------
   Total                                       2,921,099          1,091     10,889,143          3,256     11,445,735          2,842
===================================================================================================================================
TO APPROVE THE NEW FUNDAMENTAL POLICY
RELATING TO INVESTMENTS IN MUNICIPAL
SECURITIES FOR THE FUND.
   For                                         2,046,977            207      7,858,679            851      8,155,451            791
   Against                                       158,613             14        475,540            106        606,665            245
   Abstain                                        40,580             20        339,086            101        283,157             27
   Broker Non-Votes                              674,929            850      2,215,838          2,198      2,400,462          1,779
-----------------------------------------------------------------------------------------------------------------------------------
   Total                                       2,921,099          1,091     10,889,143          3,256     11,445,735          2,842
===================================================================================================================================
TO APPROVE THE ELIMINATION OF THE
FUNDAMENTAL POLICY PROHIBITING
INVESTMENT IN OTHER INVESTMENT
COMPANIES.
   For                                                --             --      7,775,516            835      8,099,284            787
   Against                                            --             --        543,830            126        648,771            252
   Abstain                                            --             --        353,959             97        297,218             24
   Broker Non-Votes                                   --             --      2,215,838          2,198      2,400,462          1,779
-----------------------------------------------------------------------------------------------------------------------------------
   Total                                              --             --     10,889,143          3,256     11,445,735          2,842
===================================================================================================================================
TO APPROVE THE ELIMINATION OF THE
FUNDAMENTAL POLICY RELATING TO
DERIVATIVES AND SHORT SALES.
   For                                                --             --      7,655,018            851      8,042,223            803
   Against                                            --             --        602,731            109        706,132            239
   Abstain                                            --             --        415,556             98        296,918             21
   Broker Non-Votes                                   --             --      2,215,838          2,198      2,400,462          1,779
-----------------------------------------------------------------------------------------------------------------------------------
   Total                                              --             --     10,889,143          3,256     11,445,735          2,842
===================================================================================================================================
TO APPROVE THE ELIMINATION OF THE
FUNDAMENTAL POLICY RELATING TO
COMMODITIES.
   For                                                --             --      7,742,732            856      8,025,347            774
   Against                                            --             --        560,518            105        715,530            266
   Abstain                                            --             --        370,055             97        304,396             23
   Broker Non-Votes                                   --             --      2,215,838          2,198      2,400,462          1,779
-----------------------------------------------------------------------------------------------------------------------------------
   Total                                              --             --     10,889,143          3,256     11,445,735          2,842
===================================================================================================================================
TO APPROVE THE NEW FUNDAMENTAL POLICY
RELATING TO COMMODITIES.
   For                                                --             --      7,654,581            856      8,014,963            770
   Against                                            --             --        584,836            105        708,535            270
   Abstain                                            --             --        433,888             97        321,775             23
   Broker Non-Votes                                   --             --      2,215,838          2,198      2,400,462          1,779
-----------------------------------------------------------------------------------------------------------------------------------
   Total                                              --             --     10,889,143          3,256     11,445,735          2,842
===================================================================================================================================

24 Nuveen Investments

                                                NUJ                          NQP                           NPY
---------------------------------------------------------------------------------------------------------------------------
                                      Common and                    Common and                    Common and
                                       Preferred      Preferred      Preferred      Preferred      Preferred      Preferred
                                   shares voting  shares voting  shares voting  shares voting  shares voting  shares voting
                                        together       together       together       together       together       together
                                      as a class     as a class     as a class     as a class     as a class     as a class
===========================================================================================================================
APPROVAL OF THE BOARD MEMBERS WAS
REACHED AS FOLLOWS:
John P. Amboian
   For                                 2,759,408             --     10,257,388             --     10,775,612             --
   Withhold                              161,688             --        631,716             --        666,978             --
---------------------------------------------------------------------------------------------------------------------------
   Total                               2,921,096             --     10,889,104             --     11,442,590             --
===========================================================================================================================
Robert P. Bremner
   For                                        --             --             --             --             --             --
   Withhold                                   --             --             --             --             --             --
---------------------------------------------------------------------------------------------------------------------------
   Total                                      --             --             --             --             --             --
===========================================================================================================================
Jack B. Evans
   For                                        --             --             --             --             --             --
   Withhold                                   --             --             --             --             --             --
---------------------------------------------------------------------------------------------------------------------------
   Total                                      --             --             --             --             --             --
===========================================================================================================================
William C. Hunter
   For                                        --          1,044             --          3,108             --          2,556
   Withhold                                   --             45             --            109             --            141
---------------------------------------------------------------------------------------------------------------------------
   Total                                      --          1,089             --          3,217             --          2,697
===========================================================================================================================
David J. Kundert
   For                                 2,754,748             --     10,260,514             --     10,765,250             --
   Withhold                              166,348             --        628,590             --        677,340             --
---------------------------------------------------------------------------------------------------------------------------
   Total                               2,921,096             --     10,889,104             --     11,442,590             --
===========================================================================================================================
William J. Schneider
   For                                        --          1,044             --          3,108             --          2,556
   Withhold                                   --             45             --            109             --            141
---------------------------------------------------------------------------------------------------------------------------
   Total                                      --          1,089             --          3,217             --          2,697
===========================================================================================================================
Judith M. Stockdale
   For                                        --             --             --             --             --             --
   Withhold                                   --             --             --             --             --             --
---------------------------------------------------------------------------------------------------------------------------
   Total                                      --             --             --             --             --             --
===========================================================================================================================
Carole E. Stone
   For                                        --             --             --             --             --             --
   Withhold                                   --             --             --             --             --             --
---------------------------------------------------------------------------------------------------------------------------
   Total                                      --             --             --             --             --             --
===========================================================================================================================
Terence J. Toth
   For                                 2,759,408             --     10,255,973             --     10,756,020             --
   Withhold                              161,688             --        633,131             --        686,570             --
---------------------------------------------------------------------------------------------------------------------------
   Total                               2,921,096             --     10,889,104             --     11,442,590             --
===========================================================================================================================

                                                           Nuveen Investments 25

                                                           NXM                           NVY
---------------------------------------------------------------------------------------------------------
                                                  Common and                    Common and
                                                   Preferred      Preferred      Preferred      Preferred
                                               shares voting  shares voting  shares voting  shares voting
                                                    together       together       together       together
                                                  as a class     as a class     as a class     as a class
=========================================================================================================
TO APPROVE THE ELIMINATION OF THE FUND'S
FUNDAMENTAL POLICY RELATING TO INVESTMENTS
IN MUNICIPAL SECURITIES AND BELOW INVESTMENT
GRADE SECURITIES.
   For                                             1,656,198            111      1,748,477            150
   Against                                           158,458              9        128,938             33
   Abstain                                            40,828              5         42,008             22
   Broker Non-Votes                                  439,435            602        625,152            553
---------------------------------------------------------------------------------------------------------
   Total                                           2,294,919            727      2,544,575            758
=========================================================================================================
TO APPROVE THE NEW FUNDAMENTAL POLICY
RELATING TOINVESTMENTS IN MUNICIPAL
SECURITIES FOR THE FUND.
   For                                             1,656,591            110      1,778,304            150
   Against                                           158,209             12        108,596             33
   Abstain                                            40,684              3         32,523             22
   Broker Non-Votes                                  439,435            602        625,152            553
---------------------------------------------------------------------------------------------------------
   Total                                           2,294,919            727      2,544,575            758
=========================================================================================================
TO APPROVE THE ELIMINATION OF THE
FUNDAMENTAL POLICY PROHIBITING INVESTMENT
IN OTHER INVESTMENT COMPANIES.
   For                                                    --             --             --             --
   Against                                                --             --             --             --
   Abstain                                                --             --             --             --
   Broker Non-Votes                                       --             --             --             --
---------------------------------------------------------------------------------------------------------
   Total                                                  --             --             --             --
=========================================================================================================
TO APPROVE THE ELIMINATION OF THE
FUNDAMENTAL POLICY RELATING TO DERIVATIVES
 AND SHORT SALES.
   For                                                    --             --             --             --
   Against                                                --             --             --             --
   Abstain                                                --             --             --             --
   Broker Non-Votes                                       --             --             --             --
---------------------------------------------------------------------------------------------------------
   Total                                                  --             --             --             --
=========================================================================================================
TO APPROVE THE ELIMINATION OF THE
FUNDAMENTAL POLICY RELATING TO COMMODITIES.
   For                                                    --             --             --             --
   Against                                                --             --             --             --
   Abstain                                                --             --             --             --
   Broker Non-Votes                                       --             --             --             --
---------------------------------------------------------------------------------------------------------
   Total                                                  --             --             --             --
=========================================================================================================
TO APPROVE THE NEW FUNDAMENTAL POLICY
RELATING TO COMMODITIES.
   For                                                    --             --             --             --
   Against                                                --             --             --             --
   Abstain                                                --             --             --             --
   Broker Non-Votes                                       --             --             --             --
---------------------------------------------------------------------------------------------------------
   Total                                                  --             --             --             --
=========================================================================================================

26 Nuveen Investments

                                             NXM                           NVY
------------------------------------------------------------------------------------------
                                   Common and                    Common and
                                    Preferred      Preferred      Preferred      Preferred
                                shares voting  shares voting  shares voting  shares voting
                                     together       together       together       together
                                   as a class     as a class     as a class     as a class
==========================================================================================
APPROVAL OF THE BOARD MEMBERS
WAS REACHED AS FOLLOWS:
John P. Amboian
   For                              2,103,821             --      2,409,167             --
   Withhold                           191,098             --        135,387             --
------------------------------------------------------------------------------------------
   Total                            2,294,919             --      2,544,554             --
==========================================================================================
Robert P. Bremner
   For                                     --             --             --             --
   Withhold                                --             --             --             --
------------------------------------------------------------------------------------------
   Total                                   --             --             --             --
==========================================================================================
Jack B. Evans
   For                                     --             --             --             --
   Withhold                                --             --             --             --
------------------------------------------------------------------------------------------
   Total                                   --             --             --             --
==========================================================================================
William C. Hunter
   For                                     --            712             --            728
   Withhold                                --             15             --              9
------------------------------------------------------------------------------------------
   Total                                   --            727             --            737
==========================================================================================
David J. Kundert
   For                              2,103,121             --      2,409,467             --
   Withhold                           191,798             --        135,087             --
------------------------------------------------------------------------------------------
   Total                            2,294,919             --      2,544,554             --
==========================================================================================
William J. Schneider
   For                                     --            712             --            728
   Withhold                                --             15             --              9
------------------------------------------------------------------------------------------
   Total                                   --            727             --            737
==========================================================================================
Judith M. Stockdale
   For                                     --             --             --             --
   Withhold                                --             --             --             --
------------------------------------------------------------------------------------------
   Total                                   --             --             --             --
==========================================================================================
Carole E. Stone
   For                                     --             --             --             --
   Withhold                                --             --             --             --
------------------------------------------------------------------------------------------
   Total                                   --             --             --             --
==========================================================================================
Terence J. Toth
   For                              2,103,621             --      2,408,341             --
   Withhold                           191,298             --        136,213             --
------------------------------------------------------------------------------------------
   Total                            2,294,919             --      2,544,554             --
==========================================================================================

                                                           Nuveen Investments 27

Report of INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD OF DIRECTORS/TRUSTEES AND SHAREHOLDERS
NUVEEN NEW JERSEY INVESTMENT QUALITY MUNICIPAL FUND, INC.
NUVEEN NEW JERSEY PREMIUM INCOME MUNICIPAL FUND, INC.
NUVEEN NEW JERSEY DIVIDEND ADVANTAGE MUNICIPAL FUND
NUVEEN NEW JERSEY DIVIDEND ADVANTAGE MUNICIPAL FUND 2
NUVEEN PENNSYLVANIA INVESTMENT QUALITY MUNICIPAL FUND
NUVEEN PENNSYLVANIA PREMIUM INCOME MUNICIPAL FUND 2
NUVEEN PENNSYLVANIA DIVIDEND ADVANTAGE MUNICIPAL FUND
NUVEEN PENNSYLVANIA DIVIDEND ADVANTAGE MUNICIPAL FUND 2

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen New Jersey Investment Quality Municipal Fund, Inc., Nuveen New Jersey Premium Income Municipal Fund, Inc., Nuveen New Jersey Dividend Advantage Municipal Fund, Nuveen New Jersey Dividend Advantage Municipal Fund 2, Nuveen Pennsylvania Investment Quality Municipal Fund, Nuveen Pennsylvania Premium Income Municipal Fund 2, Nuveen Pennsylvania Dividend Advantage Municipal Fund and Nuveen Pennsylvania Dividend Advantage Municipal Fund 2 (the Funds) as of April 30, 2009, and the related statements of operations and cash flows (Nuveen Pennsylvania Investment Quality Municipal Fund only) for the year then ended, the statements of changes in net assets for each of the two years in the period than ended and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Nuveen New Jersey Investment Quality Municipal Fund, Inc., Nuveen New Jersey Premium Income Municipal Fund, Inc., Nuveen New Jersey Dividend Advantage Municipal Fund, Nuveen New Jersey Dividend Advantage Municipal Fund 2, Nuveen Pennsylvania Investment Quality Municipal Fund, Nuveen Pennsylvania Premium Income Municipal Fund 2, Nuveen Pennsylvania Dividend Advantage Municipal Fund and Nuveen Pennsylvania Dividend Advantage Municipal Fund 2 at April 30, 2009, the results of their operations and cash flows (Nuveen Pennsylvania Investment Quality Municipal Fund only) for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein in conformity with US generally accepted accounting principles.

                                                           /s/ ERNST & YOUNG LLP

Chicago, Illinois
June 19, 2009

28 Nuveen Investments

NQJ | Nuveen New Jersey Investment Quality Municipal Fund, Inc.
    | Portfolio of INVESTMENTS April 30, 2009

   PRINCIPAL                                                                           OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                         PROVISIONS (2)  RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
               CONSUMER DISCRETIONARY - 0.3% (0.2% OF TOTAL INVESTMENTS)
               Middlesex County Improvement Authority, New Jersey, Senior
               Revenue Bonds, Heldrich Center Hotel/Conference Center
               Project, Series 2005A:
$        800      5.000%, 1/01/32                                                     1/15 at 100.00           B1   $       390,656
         690      5.125%, 1/01/37                                                     1/15 at 100.00           B1           329,786
------------------------------------------------------------------------------------------------------------------------------------
       1,490   Total Consumer Discretionary                                                                                 720,442
------------------------------------------------------------------------------------------------------------------------------------

               CONSUMER STAPLES - 2.9% (1.9% OF TOTAL INVESTMENTS)
               Tobacco Settlement Financing Corporation, New Jersey, Tobacco
               Settlement Asset-Backed Bonds, Series 2007-1A:
       4,300      4.750%, 6/01/34                                                     6/17 at 100.00          BBB         2,331,460
      10,000      5.000%, 6/01/41                                                     6/17 at 100.00          BBB         5,294,800
------------------------------------------------------------------------------------------------------------------------------------
      14,300   Total Consumer Staples                                                                                     7,626,260
------------------------------------------------------------------------------------------------------------------------------------

               EDUCATION AND CIVIC ORGANIZATIONS - 16.5% (10.8% OF TOTAL INVESTMENTS)
       1,000   New Jersey Economic Development Authority, Revenue Bonds, The          6/15 at 100.00            A         1,042,100
                  Seeing Eye Inc., Series 2005, 5.000%, 12/01/24 - AMBAC Insured
       2,000   New Jersey Educational Facilities Authority, Revenue Bonds,            7/13 at 100.00          N/R         1,518,540
                  Fairleigh Dickinson University, Series 2002D, 5.250%, 7/01/32
                  - ACA Insured
         500   New Jersey Educational Facilities Authority, Revenue Bonds,            7/14 at 100.00          N/R           430,200
                  Fairleigh Dickinson University, Series 2004C, 5.500%, 7/01/23
       1,000   New Jersey Educational Facilities Authority, Revenue Bonds,            7/17 at 100.00         BBB+           859,450
                  Georgian Court University, Series 2007D, 5.000%, 7/01/27
               New Jersey Educational Facilities Authority, Revenue Bonds, Kean
               University, Series 2007D:
       3,555      5.000%, 7/01/32 - FGIC Insured                                      7/17 at 100.00          AA-         3,573,699
       2,295      5.000%, 7/01/39 - FGIC Insured                                      7/17 at 100.00          AA-         2,278,912
         120   New Jersey Educational Facilities Authority, Revenue Bonds,            7/14 at 100.00          AA-           126,156
                  Montclair State University, Series 2004L, 5.125%, 7/01/22 -
                  MBIA Insured
       1,225   New Jersey Educational Facilities Authority, Revenue Bonds,            7/15 at 100.00           A2         1,324,703
                  Montclair State University, Series 2005F, 5.000%, 7/01/16 -
                  FGIC Insured
       2,770   New Jersey Educational Facilities Authority, Revenue Bonds,            7/16 at 100.00           A2         2,765,707
                  Montclair State University, Series 2006A, 5.000%, 7/01/36 -
                  AMBAC Insured
               New Jersey Educational Facilities Authority, Revenue Bonds, New
               Jersey Institute of Technology, Series 2001G:
       1,000      5.250%, 7/01/20 - MBIA Insured                                      7/11 at 100.00          AA-         1,039,820
       1,945      5.250%, 7/01/21 - MBIA Insured                                      7/11 at 100.00          AA-         2,022,450
               New Jersey Educational Facilities Authority, Revenue Bonds, New
               Jersey Institute of Technology, Series 2004B:
       1,260      5.000%, 7/01/19 - AMBAC Insured                                     1/14 at 100.00            A         1,326,830
       2,510      4.750%, 7/01/20 - AMBAC Insured                                     1/14 at 100.00            A         2,600,159
         185      4.250%, 7/01/24 - AMBAC Insured                                     1/14 at 100.00            A           179,370
       1,495   New Jersey Educational Facilities Authority, Revenue Bonds,            7/14 at 100.00          AA-         1,637,877
                  Ramapo College, Series 2004H, 5.000%, 7/01/16 - FGIC Insured
         610   New Jersey Educational Facilities Authority, Revenue Bonds, Rider      7/14 at 100.00         Baa1           597,617
                  University, Series 2004A, 5.500%, 7/01/23 - RAAI Insured

                                                           Nuveen Investments 29

    | Portfolio of INVESTMENTS April 30, 2009

   PRINCIPAL                                                                           OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                         PROVISIONS (2)  RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
               EDUCATION AND CIVIC ORGANIZATIONS (continued)
$        510   New Jersey Educational Facilities Authority, Revenue Bonds, Rider      7/12 at 100.00         Baa1   $       394,429
                  University, Series 2007C, 5.000%, 7/01/37 - RAAI Insured
       1,430   New Jersey Educational Facilities Authority, Revenue Bonds,            7/14 at 100.00          AA-         1,474,716
                  William Paterson University, Series 2004A, 5.125%, 7/01/21 -
                  FGIC Insured
       1,050   New Jersey Educational Facilities Authority, Revenue Refunding         7/12 at 100.00         Baa1         1,003,758
                  Bonds, Rider University, Series 2002A, 5.000%, 7/01/17 - RAAI
                  Insured
       1,420   New Jersey Higher Education Assistance Authority, Student Loan         6/09 at 100.00          Aaa         1,421,335
                  Revenue Bonds, New Jersey Class Loan Program, Series 1997A,
                  5.800%, 6/01/16 - MBIA Insured (Alternative Minimum Tax)
       2,000   New Jersey Higher Education Assistance Authority, Student Loan         6/10 at 101.00          Aaa         2,042,300
                  Revenue Bonds, Series 2000A, 6.125%, 6/01/17 - MBIA Insured
                  (Alternative Minimum Tax)
       2,000   New Jersey Higher Education Assistance Authority, Student Loan         6/18 at 100.00          AAA         2,039,620
                  Revenue Bonds, Series 2008A, 6.125%, 6/01/30 - AGC Insured
                  (Alternative Minimum Tax)
       4,235   Puerto Rico Industrial, Tourist, Educational, Medical and              9/11 at 100.00          BBB         3,783,507
                  Environmental Control Facilities Financing Authority, Higher
                  Education Revenue Bonds, University of the Sacred Heart,
                  Series 2001, 5.250%, 9/01/21
               University of Medicine and Dentistry of New Jersey, Certificates
               of Participation, Child Health Institute, LLC, Series 2003:
       1,945      5.000%, 4/15/20 - AMBAC Insured                                     4/13 at 100.00            A         1,901,335
       1,370      5.000%, 4/15/22 - AMBAC Insured                                     4/13 at 100.00            A         1,308,295
               University of Medicine and Dentistry of New Jersey, Revenue
               Bonds, Series 2002A:
       2,100      5.000%, 12/01/24 - AMBAC Insured                                   12/12 at 100.00            A         1,781,283
       4,000      5.500%, 12/01/27 - AMBAC Insured                                   12/12 at 100.00            A         3,478,480
------------------------------------------------------------------------------------------------------------------------------------
      45,530   Total Education and Civic Organizations                                                                   43,952,648
------------------------------------------------------------------------------------------------------------------------------------

               FINANCIALS - 1.4% (0.9% OF TOTAL INVESTMENTS)
       5,000   New Jersey Economic Development Authority, Revenue Refunding             No Opt. Call         Baa3         3,796,000
                  Bonds, Kapkowski Road Landfill Project, Series 2002, 5.750%,
                  10/01/21
------------------------------------------------------------------------------------------------------------------------------------

               HEALTH CARE - 22.5% (14.7% OF TOTAL INVESTMENTS)
               Camden County Improvement Authority, New Jersey, Revenue Bonds,
               Cooper Health System, Series 2004A:
       2,200      5.000%, 2/15/25                                                     2/15 at 100.00          BBB         1,617,748
       1,000      5.750%, 2/15/34                                                     8/14 at 100.00          BBB           719,390
       1,920   New Jersey Health Care Facilities Finance Authority, Revenue           7/18 at 100.00           A+         1,730,765
                  Bonds, AHS Hospital Corporation, Series 2008A, 5.000%, 7/01/27
       5,750   New Jersey Health Care Facilities Financing Authority,                 8/11 at 100.00            A         5,527,188
                  FHA-Insured Mortgage Revenue Bonds, Jersey City Medical
                  Center, Series 2001, 5.000%, 8/01/41 - AMBAC Insured
       2,000   New Jersey Health Care Facilities Financing Authority, New             7/18 at 100.00         Baa2         1,570,560
                  Jersey, Revenue Bonds, Saint Peters University Hospital,
                  Series 2007, 5.750%, 7/01/37
       3,750   New Jersey Health Care Facilities Financing Authority, Revenue         7/17 at 100.00           A+         3,180,150
                  Bonds, Atlanticare Regional Medical Center, Series 2007,
                  5.000%, 7/01/37
       2,840   New Jersey Health Care Facilities Financing Authority, Revenue         7/13 at 100.00         Baa1         3,213,602
                  Bonds, Capital Health System Obligated Group, Series 2003A,
                  5.375%, 7/01/33
       1,265   New Jersey Health Care Facilities Financing Authority, Revenue         7/17 at 100.00          Aa2         1,206,127
                  Bonds, CentraState Medical Center, Series 2006A, 5.000%,
                  7/01/30 - AGC Insured
         400   New Jersey Health Care Facilities Financing Authority, Revenue         7/15 at 100.00         Baa3           310,748
                  Bonds, Children's Specialized Hospital, Series 2005A, 5.500%,
                  7/01/36
         650   New Jersey Health Care Facilities Financing Authority, Revenue         7/16 at 100.00           A-           513,214
                  Bonds, Hunterdon Medical Center, Series 2006B, 5.000%, 7/01/36
         615   New Jersey Health Care Facilities Financing Authority, Revenue         7/16 at 100.00           A-           504,595
                  Bonds, Hunterdon Medical Center, Series 2006, 5.125%, 7/01/35

30 Nuveen Investments

   PRINCIPAL                                                                           OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                         PROVISIONS (2)  RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
               HEALTH CARE (continued)
$      3,000   New Jersey Health Care Facilities Financing Authority, Revenue         7/11 at 100.00           A2   $     3,005,820
                  Bonds, Kennedy Health System Obligated Group, Series 2001,
                  5.500%, 7/01/21
       3,500   New Jersey Health Care Facilities Financing Authority, Revenue         7/09 at 101.00          AAA         3,320,380
                  Bonds, Meridian Health System Obligated Group, Series 1999,
                  5.250%, 7/01/29 - FSA Insured
               New Jersey Health Care Facilities Financing Authority, Revenue
               Bonds, Robert Wood Johnson University Hospital, Series 2000:
       3,850      5.750%, 7/01/25                                                     7/10 at 100.00           A2         3,855,660
       2,000      5.750%, 7/01/31                                                     7/10 at 100.00           A2         1,934,200
       1,600   New Jersey Health Care Facilities Financing Authority, Revenue         7/15 at 100.00         BBB-         1,213,584
                  Bonds, RWJ Health Care Corporation, Series 2005B, 5.000%,
                  7/01/35 - RAAI Insured
       1,885   New Jersey Health Care Facilities Financing Authority, Revenue         1/17 at 100.00         Baa2         1,400,367
                  Bonds, Saint Barnabas Health Care System, Series 2006A,
                  5.000%, 7/01/29
       2,850   New Jersey Health Care Facilities Financing Authority, Revenue         7/13 at 100.00         BBB-         2,460,120
                  Bonds, Shore Memorial Health System, Series 2003, 5.000%,
                  7/01/23 - RAAI Insured
       5,040   New Jersey Health Care Facilities Financing Authority, Revenue         7/10 at 100.00            A         4,075,697
                  Bonds, Society of the Valley Hospital Obligated Group, Series
                  2000, 5.375%, 7/01/31 - AMBAC Insured
       3,300   New Jersey Health Care Facilities Financing Authority, Revenue         7/13 at 100.00          Ba2         1,723,689
                  Bonds, Somerset Medical Center, Series 2003, 5.500%, 7/01/33
               New Jersey Health Care Facilities Financing Authority, Revenue
               Bonds, South Jersey Hospital System, Series 2006:
         670      5.000%, 7/01/25                                                     7/16 at 100.00           A2           612,226
       2,160      5.000%, 7/01/36                                                     7/16 at 100.00           A2         1,796,731
       1,295      5.000%, 7/01/46                                                     7/16 at 100.00           A2         1,036,557
       2,000   New Jersey Health Care Facilities Financing Authority, Revenue         7/10 at 100.00         Baa2         2,003,620
                  Bonds, St. Peter's University Hospital, Series 2000A, 6.875%,
                  7/01/20
       3,135   New Jersey Health Care Facilities Financing Authority, Revenue         1/12 at 100.00         BBB-         2,156,284
                  Refunding Bonds, Bayshore Community Hospital, Series 2002,
                  5.125%, 7/01/32 - RAAI Insured
       2,605   New Jersey Health Care Facilities Financing Authority, Revenue         7/09 at 100.00         Baa1         2,021,350
                  Refunding Bonds, St. Barnabas Healthcare System - West Hudson
                  Hospital Obligated Group, Series 1998A, 5.000%, 7/01/23 - MBIA
                  Insured
       3,600   New Jersey Health Facilities Financing Authority, Revenue Bonds,       7/18 at 100.00          AAA         3,550,788
                  Meridian Health, Series 2007-I, 5.000%, 7/01/38 - AGC Insured
       3,670   Newark, New Jersey, GNMA Collateralized Healthcare Facility            6/12 at 102.00          Aaa         3,515,750
                  Revenue Bonds, New Community Urban Renewal Corporation, Series
                  2001A, 5.200%, 6/01/30
------------------------------------------------------------------------------------------------------------------------------------
      68,550   Total Health Care                                                                                         59,776,910
------------------------------------------------------------------------------------------------------------------------------------

               HOUSING/MULTIFAMILY - 1.2% (0.8% OF TOTAL INVESTMENTS)
         500   Long Branch Housing Finance Corporation New Jersey, Housing           10/09 at 100.00          N/R           501,765
                  Revenue Bonds, Washington Manor Associates Ltd. Section 8
                  Assisted Elderly Project, Series 1980, 10.000%, 10/01/11
       2,743   Newark Housing Authority, New Jersey, GNMA Collateralized Housing     10/09 at 102.00          Aaa         2,795,066
                  Revenue Bonds, Fairview Apartments Project, Series 2000A,
                  6.400%, 10/20/34 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
       3,243   Total Housing/Multifamily                                                                                  3,296,831
------------------------------------------------------------------------------------------------------------------------------------

               HOUSING/SINGLE FAMILY - 3.7% (2.4% OF TOTAL INVESTMENTS)
       2,545   New Jersey Housing and Mortgage Finance Agency, Home Buyer            10/09 at 100.00          Aaa         2,547,443
                  Program Revenue Bonds, Series 1997U, 5.850%, 4/01/29 - MBIA
                  Insured (Alternative Minimum Tax)
       2,075   New Jersey Housing and Mortgage Finance Agency, Home Buyer            10/10 at 100.00          Aaa         2,082,283
                  Program Revenue Bonds, Series 2000CC, 5.875%, 10/01/31 - MBIA
                  Insured (Alternative Minimum Tax)
         350   New Jersey Housing and Mortgage Finance Agency, Single Family          4/17 at 100.00           AA           296,678
                  Housing Revenue Bonds, Series 2007T, 4.700%, 10/01/37
                  (Alternative Minimum Tax)

                                                           Nuveen Investments 31

    | Portfolio of INVESTMENTS April 30, 2009

   PRINCIPAL                                                                           OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                         PROVISIONS (2)  RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
               HOUSING/SINGLE FAMILY (continued)
$      2,545   Puerto Rico Housing Finance Corporation, Mortgage-Backed               6/11 at 100.00          AAA   $     2,546,858
                  Securities Home Mortgage Revenue Bonds, Series 2001A, 5.200%,
                  12/01/33
       2,545   Puerto Rico Housing Finance Corporation, Mortgage-Backed               6/11 at 100.00          AAA         2,505,273
                  Securities Home Mortgage Revenue Bonds, Series 2001B, 5.300%,
                  12/01/28 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
      10,060   Total Housing/Single Family                                                                                9,978,535
------------------------------------------------------------------------------------------------------------------------------------

               INDUSTRIALS - 0.4% (0.2% OF TOTAL INVESTMENTS)
         980   Gloucester County Improvement Authority, New Jersey, Solid Waste         No Opt. Call          BBB           985,635
                  Resource Recovery Revenue Refunding Bonds, Waste Management
                  Inc. Project, Series 1999B, 6.850%, 12/01/29 (Mandatory put
                  12/01/09)
------------------------------------------------------------------------------------------------------------------------------------

               LONG-TERM CARE - 2.7% (1.8% OF TOTAL INVESTMENTS)
       1,870   Burlington County Bridge Commission, New Jersey, Economic              1/18 at 100.00          N/R         1,129,031
                  Development Revenue Bonds, The Evergreens Project, Series
                  2007, 5.625%, 1/01/38
       1,125   New Jersey Economic Development Authority, First Mortgage Revenue     11/14 at 100.00          N/R           949,973
                  Bonds, Winchester Gardens at Wards Homestead, Series 2004A,
                  5.750%, 11/01/24
       2,780   New Jersey Economic Development Authority, GNMA Collateralized        12/11 at 103.00          Aaa         2,594,824
                  Mortgage Revenue Bonds, Victoria Health Corporation, Series
                  2001A, 5.200%, 12/20/36
         595   New Jersey Economic Development Authority, Revenue Bonds, Masonic      6/11 at 102.00           A-           617,110
                  Charity Foundation of New Jersey, Series 2001, 5.875%, 6/01/18
       1,100   New Jersey Economic Development Authority, Revenue Bonds, Masonic      6/13 at 102.00           A-         1,024,815
                  Charity Foundation of New Jersey, Series 2002, 5.250%, 6/01/32
       1,000   New Jersey Health Care Facilities Financing Authority, Revenue         7/11 at 100.00         BBB-           854,470
                  Bonds, House of the Good Shepherd Obligated Group, Series
                  2001, 5.100%, 7/01/21 - RAAI Insured
------------------------------------------------------------------------------------------------------------------------------------
       8,470   Total Long-Term Care                                                                                       7,170,223
------------------------------------------------------------------------------------------------------------------------------------

               TAX OBLIGATION/GENERAL - 7.0% (4.6% OF TOTAL INVESTMENTS)
               Clifton, New Jersey, General Obligation Bonds, Series 2002:
       1,700      5.000%, 1/15/21 - FGIC Insured                                      1/11 at 100.00          AA-         1,752,683
       1,625      5.000%, 1/15/22 - FGIC Insured                                      1/11 at 100.00          AA-         1,660,376
       4,300   Jersey City, New Jersey, General Obligation Bonds, Series 2006A,       9/16 at 100.00           A1         4,476,429
                  5.000%, 9/01/22 - AMBAC Insured
       1,500   Middletown Township Board of Education, Monmouth County, New           8/10 at 100.00          AAA         1,505,310
                  Jersey, Refunding School Bonds, Series 2001, 5.000%, 8/01/27 -
                  FSA Insured
       5,000   New Jersey, General Obligation Bonds, Series 1992D, 6.000%,              No Opt. Call           AA         5,425,450
                  2/15/11
               West Deptford Township, New Jersey, General Obligation Bonds,
               Series 2004:
       1,690      5.000%, 9/01/16 - AMBAC Insured                                     9/14 at 100.00         Baa1         1,820,874
       1,865      4.750%, 9/01/18 - AMBAC Insured                                     9/14 at 100.00         Baa1         1,947,284
------------------------------------------------------------------------------------------------------------------------------------
      17,680   Total Tax Obligation/General                                                                              18,588,406
------------------------------------------------------------------------------------------------------------------------------------

               TAX OBLIGATION/LIMITED - 35.0% (22.8% OF TOTAL INVESTMENTS)
       1,775   Bergen County Improvement Authority, New Jersey, Guaranteed Lease        No Opt. Call          Aaa         1,987,645
                  Revenue Bonds, County Administration Complex Project, Series
                  2005, 5.000%, 11/15/26
       1,965   Essex County Improvement Authority, New Jersey, Project                  No Opt. Call           A1         2,165,057
                  Consolidation Revenue Bonds, Series 2007, 5.250%, 12/15/22 -
                  AMBAC Insured
       2,650   Garden State Preservation Trust, New Jersey, Open Space and              No Opt. Call          AAA         3,072,463
                  Farmland Preservation Bonds, Series 2005C, 5.125%, 11/01/18 -
                  FSA Insured
               Gloucester County Improvement Authority, New Jersey, Lease
               Revenue Bonds, Series 2005A:
       1,000      5.000%, 9/01/21 - MBIA Insured                                      9/15 at 100.00          AA+         1,076,470
       1,420      5.000%, 9/01/22 - MBIA Insured                                      9/15 at 100.00          AA+         1,515,907

32 Nuveen Investments

   PRINCIPAL                                                                           OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                         PROVISIONS (2)  RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
               TAX OBLIGATION/LIMITED (continued)
               Hudson County Improvement Authority, New Jersey, County Secured
               Lease Revenue Bonds, County Services Building Project, Series
               2005:
$      1,090      5.000%, 4/01/25 - AMBAC Insured                                     4/15 at 100.00          AA-   $     1,136,292
       2,525      5.000%, 4/01/35 - AMBAC Insured                                     4/15 at 100.00          AA-         2,568,859
       1,445   Lower Township Municipal Utilities Authority, Cape May County,           No Opt. Call          N/R         1,447,803
                  New Jersey, Revenue Bonds, Series 2003D, 5.000%, 12/01/16 -
                  FGIC Insured
               Middlesex County Improvement Authority, New Jersey, County
               Guaranteed Open Space Trust Fund Revenue Bonds, Series 2003:
       1,000      5.250%, 9/15/16                                                     9/13 at 100.00          AAA         1,105,790
       2,000      5.250%, 9/15/18                                                     9/13 at 100.00          AAA         2,202,120
       5,700   New Jersey Building Authority, State Building Revenue Bonds,           6/16 at 100.00          AA-         5,798,781
                  Series 2007A, 5.000%, 6/15/26
               New Jersey Economic Development Authority, Cigarette Tax Revenue
               Bonds, Series 2004:
       1,965      5.500%, 6/15/24                                                     6/12 at 100.00          BBB         1,536,768
       4,000      5.750%, 6/15/34                                                     6/14 at 100.00          BBB         2,858,920
       4,675   New Jersey Economic Development Authority, Lease Revenue Bonds,        3/15 at 100.00          AAA         4,834,745
                  Liberty State Park Project, Series 2005C, 5.000%, 3/01/27 -
                  FSA Insured
       5,000   New Jersey Economic Development Authority, Revenue Bonds, Motor        7/14 at 100.00          AA-         5,457,200
                  Vehicle Surcharge, Series 2004A, 5.250%, 7/01/15 - MBIA Insured
               New Jersey Economic Development Authority, Revenue Bonds, Newark
               Downtown District Management Corporation Project, Series 2007:
         205      5.125%, 6/15/27                                                     6/17 at 100.00         Baa3           155,661
         345      5.125%, 6/15/37                                                     6/17 at 100.00         Baa3           242,180
               New Jersey Economic Development Authority, School Facilities
               Construction Financing Program Bonds, Series 2007U:
       1,965      5.000%, 9/01/37 - AMBAC Insured                                     9/17 at 100.00          AA-         1,947,217
       3,930      5.000%, 9/01/37                                                     9/17 at 100.00          AA-         3,894,434
       1,925   New Jersey Educational Facilities Authority, Revenue Bonds,              No Opt. Call          AAA         2,168,416
                  Higher Education Capital Improvement Fund, Series 2005A,
                  5.000%, 9/01/15 - FSA Insured
       2,500   New Jersey Health Care Facilities Financing Authority, Lease           9/13 at 100.00          AA-         2,469,600
                  Revenue Bonds, Department of Human Services - Greystone Park
                  Psychiatric Hospital, Series 2003, 5.000%, 9/15/25
               New Jersey Health Care Facilities Financing Authority, Lease
               Revenue Bonds, Department of Human Services - Greystone Park
               Psychiatric Hospital, Series 2005:
       2,885      5.000%, 9/15/18 - AMBAC Insured                                     9/15 at 100.00          AA-         2,989,899
       4,455      5.000%, 9/15/24 - AMBAC Insured                                     9/15 at 100.00          AA-         4,435,844
         850   New Jersey Health Care Facilities Financing Authority, State          10/18 at 100.00          AA-           843,659
                  Contract Bonds, Hospital Asset Transformation Program, Series
                  2008A, 5.250%, 10/01/38
       3,405   New Jersey Transit Corporation, Lease Appropriation Bonds, Series      9/15 at 100.00          AA-         3,500,374
                  2005A, 5.000%, 9/15/18 - FGIC Insured
               New Jersey Transportation Trust Fund Authority, Federal Highway
               Aid Grant Anticipation Bonds, Series 2006:
       1,075      5.000%, 6/15/17 - FGIC Insured                                      6/16 at 100.00          AA-         1,162,204
       1,900      5.000%, 6/15/18 - FGIC Insured                                      6/16 at 100.00          AA-         2,028,231
       4,200   New Jersey Transportation Trust Fund Authority, Transportation           No Opt. Call          AA-         4,708,452
                  System Bonds, Series 2004B, 5.500%, 12/15/16 - MBIA Insured
       3,890   New Jersey Transportation Trust Fund Authority, Transportation         6/15 at 100.00          AAA         4,132,931
                  System Bonds, Series 2005D, 5.000%, 6/15/19 - FSA Insured
       4,300   New Jersey Transportation Trust Fund Authority, Transportation           No Opt. Call          AA-         4,680,593
                  System Bonds, Series 2006A, 5.500%, 12/15/22
               New Jersey Transportation Trust Fund Authority, Transportation
               System Bonds, Series 2006C:
      13,755      0.000%, 12/15/28 - AMBAC Insured                                      No Opt. Call          AA-         4,302,977
      10,000      0.000%, 12/15/32 - FSA Insured                                        No Opt. Call          AAA         2,364,400
      15,310      0.000%, 12/15/34 - FSA Insured                                        No Opt. Call          AAA         3,178,509

                                                           Nuveen Investments 33

    | Portfolio of INVESTMENTS April 30, 2009

   PRINCIPAL                                                                           OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                         PROVISIONS (2)  RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
               TAX OBLIGATION/LIMITED (continued)
$      2,500   New Jersey Transportation Trust Fund Authority, Transportation        12/17 at 100.00          AA-   $     2,522,525
                  System Bonds, Series 2007A, 5.000%, 12/15/26 - AMBAC Insured
       1,625   Passaic County Improvement Authority, New Jersey, Lease Revenue        5/15 at 100.00           A3         1,565,671
                  Bonds, Preakness Healthcare Center Project, Series 2005,
                  5.000%, 5/01/30 - AMBAC Insured
       1,315   Puerto Rico Convention Center District Authority, Hotel Occupancy      7/16 at 100.00         BBB+         1,011,643
                  Tax Revenue Bonds, Series 2006A, 4.500%, 7/01/36 - CIFG Insured
------------------------------------------------------------------------------------------------------------------------------------
     120,545   Total Tax Obligation/Limited                                                                              93,070,240
------------------------------------------------------------------------------------------------------------------------------------

               TRANSPORTATION - 25.4% (16.5% OF TOTAL INVESTMENTS)
       2,250   Casino Reinvestment Development Authority, New Jersey, Parking         6/15 at 100.00          AA-         2,243,160
                  Revenue Bonds, Series 2005A, 5.250%, 6/01/20 - MBIA Insured
               Delaware River and Bay Authority, Delaware and New Jersey,
               Revenue Bonds, Series 2005:
       2,000      5.000%, 1/01/25 - MBIA Insured                                      1/15 at 100.00          AA-         2,025,460
       4,050      5.000%, 1/01/26 - MBIA Insured                                      1/15 at 100.00          AA-         4,079,525
       1,500      5.000%, 1/01/27 - MBIA Insured                                      1/15 at 100.00          AA-         1,515,375
       3,500   Delaware River Port Authority, New Jersey and Pennsylvania,            1/10 at 100.00          AAA         3,533,145
                  Revenue Bonds, Series 1999, 5.750%, 1/01/22 - FSA Insured
       2,960   Delaware River Port Authority, Pennsylvania and New Jersey,            1/12 at 100.00          AAA         2,997,710
                  Revenue Refunding Bonds, Port District Project, Series 2001A,
                  5.200%, 1/01/27 - FSA Insured
       3,000   New Jersey Economic Development Authority, Revenue Bonds,              5/09 at 100.00         CCC+         1,205,280
                  American Airlines Inc., Series 1991, 7.100%, 11/01/31
                  (Alternative Minimum Tax)
         160   New Jersey Turnpike Authority, Revenue Bonds, Series 1991C,              No Opt. Call           AA           193,938
                  6.500%, 1/01/16 - MBIA Insured
       9,500   New Jersey Turnpike Authority, Revenue Bonds, Series 2003A,            7/13 at 100.00          AA-         9,860,997
                  5.000%, 1/01/19 - FGIC Insured
       1,265   New Jersey Turnpike Authority, Revenue Bonds, Series 2005A,              No Opt. Call          AAA         1,362,051
                  5.250%, 1/01/29 - FSA Insured
       7,000   Port Authority of New York and New Jersey, Consolidated Revenue        6/15 at 101.00          AA-         7,120,749
                  Bonds, One Hundred Fortieth Series 2005, 5.000%, 12/01/28 -
                  SYNCORA GTY Insured
       1,000   Port Authority of New York and New Jersey, Consolidated Revenue        8/17 at 100.00          AAA         1,035,120
                  Bonds, One Hundred Forty Eighth Series 2008, Trust 2920,
                  17.177%, 8/15/32 - FSA Insured (IF)
       2,000   Port Authority of New York and New Jersey, Consolidated Revenue        1/14 at 101.00          AA-         2,012,200
                  Bonds, One Hundred Thirty-Fourth Series 2004, 5.000%, 7/15/34
               Port Authority of New York and New Jersey, Consolidated Revenue
               Bonds, One Hundred Twenty-Fifth Series 2002:
       2,280      5.000%, 10/15/26 - FSA Insured                                      4/12 at 101.00          AAA         2,319,968
       5,000      5.000%, 4/15/32 - FSA Insured                                       4/12 at 101.00          AAA         5,068,000
               Port Authority of New York and New Jersey, Special Project Bonds,
               JFK International Air Terminal LLC, Sixth Series 1997:
       3,500      7.000%, 12/01/12 - MBIA Insured (Alternative Minimum Tax)             No Opt. Call          AA-         3,636,290
       6,605      5.750%, 12/01/22 - MBIA Insured (Alternative Minimum Tax)           6/09 at 101.00          AA-         5,509,098
      12,130      5.750%, 12/01/25 - MBIA Insured (Alternative Minimum Tax)           6/09 at 100.00          AA-         9,707,759
       2,000   South Jersey Port Corporation, New Jersey, Marine Terminal             1/13 at 100.00            A         2,003,840
                  Revenue Refunding Bonds, Series 2002K, 5.100%, 1/01/33
------------------------------------------------------------------------------------------------------------------------------------
      71,700   Total Transportation                                                                                      67,429,665
------------------------------------------------------------------------------------------------------------------------------------

               U.S. GUARANTEED - 22.0% (14.3% OF TOTAL INVESTMENTS) (4)
       2,500   Bergen County Improvement Authority, New Jersey, Revenue Bonds,        9/12 at 101.00      N/R (4)         2,872,975
                  Yeshiva Ktana of Passaic Project, Series 2002, 6.000%, 9/15/27
                  (Pre-refunded 9/01/12)
       3,275   Delaware River and Bay Authority, Delaware and New Jersey,             1/10 at 101.00       A+ (4)         3,421,818
                  Revenue Bonds, Series 2000A, 5.750%, 1/01/29 (Pre-refunded
                  1/01/10) - AMBAC Insured
       1,500   New Jersey Educational Facilities Authority, Revenue Bonds, Kean       7/13 at 100.00       A- (4)         1,718,970
                  University, Series 2003D, 5.250%, 7/01/20 (Pre-refunded
                  7/01/13) - FGIC Insured

34 Nuveen Investments

   PRINCIPAL                                                                           OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                         PROVISIONS (2)  RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
               U.S. GUARANTEED (4) (continued)
$      1,925   New Jersey Educational Facilities Authority, Revenue Bonds, Kean       7/16 at 100.00      AA- (4)   $     2,256,254
                  University, Series 2005B, 5.000%, 7/01/30 (Pre-refunded
                  7/01/16) - MBIA Insured
       1,380   New Jersey Educational Facilities Authority, Revenue Bonds,            7/14 at 100.00      AA- (4)         1,591,126
                  Montclair State University, Series 2004L, 5.125%, 7/01/22
                  (Pre-refunded 7/01/14) - MBIA Insured
               New Jersey Educational Facilities Authority, Revenue Bonds,
               Montclair State University, Series 2005F:
       2,850      5.000%, 7/01/18 (Pre-refunded 7/01/15) - FGIC Insured               7/15 at 100.00       A2 (4)         3,308,822
       1,460      5.000%, 7/01/32 (Pre-refunded 7/01/15) - FGIC Insured               7/15 at 100.00       A2 (4)         1,695,045
       2,000   New Jersey Educational Facilities Authority, Revenue Bonds, New        7/12 at 100.00        A (4)         2,224,060
                  Jersey City University, Series 2002A, 5.000%, 7/01/32
                  (Pre-refunded 7/01/12) - AMBAC Insured
       1,300   New Jersey Educational Facilities Authority, Revenue Bonds, Rowan      7/13 at 100.00       A+ (4)         1,483,248
                  University, Series 2003I, 5.125%, 7/01/21 (Pre-refunded
                  7/01/13) - FGIC Insured
               New Jersey Educational Facilities Authority, Revenue Bonds, Rowan
               University, Series 2004C:
       1,195      5.000%, 7/01/20 (Pre-refunded 7/01/14) - MBIA Insured               7/14 at 100.00      AA- (4)         1,370,522
       1,875      5.000%, 7/01/24 (Pre-refunded 7/01/14) - MBIA Insured               7/14 at 100.00      AA- (4)         2,150,400
       7,860   New Jersey Health Care Facilities Financing Authority, Revenue         7/12 at 100.00       A2 (4)         8,963,622
                  Bonds, South Jersey Hospital System, Series 2002, 5.875%,
                  7/01/21 (Pre-refunded 7/01/12)
       1,690   New Jersey Health Care Facilities Financing Authority, Revenue           No Opt. Call     BBB- (4)         1,959,707
                  Bonds, St. Clare's Hospital, Series 2004A, 5.250%,
                  7/01/20 - RAAI Insured (ETM)
               New Jersey Turnpike Authority, Revenue Bonds, Series 1991C:
         170      6.500%, 1/01/16 (ETM)                                                 No Opt. Call          AAA           211,587
          55      6.500%, 1/01/16 - MBIA Insured (ETM)                                  No Opt. Call      AA- (4)            69,419
       2,505      6.500%, 1/01/16 (ETM)                                                 No Opt. Call          AAA         2,943,851
       1,250   Newark Housing Authority, New Jersey, Port Authority Terminal          1/14 at 100.00      AA- (4)         1,441,375
                  Revenue Bonds, Series 2004, 5.250%, 1/01/21
                  (Pre-refunded 1/01/14) - MBIA Insured
       7,500   Puerto Rico Infrastructure Financing Authority, Special               10/10 at 101.00          AAA         7,836,749
                  Obligation Bonds, Series 2000A, 5.500%, 10/01/34
               Tobacco Settlement Financing Corporation, New Jersey, Tobacco
               Settlement Asset-Backed Bonds, Series 2002:
       1,180      5.750%, 6/01/32 (Pre-refunded 6/01/12)                              6/12 at 100.00          AAA         1,275,332
       3,000      6.000%, 6/01/37 (Pre-refunded 6/01/12)                              6/12 at 100.00          AAA         3,417,780
               Tobacco Settlement Financing Corporation, New Jersey, Tobacco
               Settlement Asset-Backed Bonds, Series 2003:
       3,050      6.125%, 6/01/24 (Pre-refunded 6/01/12)                              6/12 at 100.00          AAA         3,200,670
       2,625      6.375%, 6/01/32 (Pre-refunded 6/01/13)                              6/13 at 100.00          AAA         3,032,190
------------------------------------------------------------------------------------------------------------------------------------
      52,145   Total U.S. Guaranteed                                                                                     58,445,522
------------------------------------------------------------------------------------------------------------------------------------

               UTILITIES - 4.2% (2.7% OF TOTAL INVESTMENTS)
       3,500   Camden County Pollution Control Financing Authority, New Jersey,       6/09 at 100.00         Baa3         3,488,100
                  Solid Waste Disposal and Resource Recovery System Revenue
                  Bonds, Series 1991A, 7.500%, 12/01/10 (Alternative
                  Minimum Tax)
         250   Camden County Pollution Control Financing Authority, New Jersey,       6/09 at 100.00         Baa3           250,525
                  Solid Waste Disposal and Resource Recovery System Revenue
                  Bonds, Series 1991B, 7.500%, 12/01/09 (Alternative
                  Minimum Tax)
       2,055   Mercer County Improvement Authority, New Jersey, Solid Waste          12/13 at 100.00          AA+         2,285,037
                  Revenue Bonds, Regional Sludge Project, Series 2003,
                  5.000%, 12/15/14 - FGIC Insured
       2,500   Salem County Pollution Control Financing Authority, New Jersey,        4/12 at 101.00         Baa1         2,348,925
                  Pollution Control Revenue Refunding Bonds, PSEG Power LLC
                  Project, Series 2001A, 5.750%, 4/01/31 (Alternative
                  Minimum Tax)

                                                           Nuveen Investments 35

    | Portfolio of INVESTMENTS April 30, 2009

   PRINCIPAL                                                                           OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                         PROVISIONS (2)  RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
               UTILITIES (continued)
$      3,000   Union County Utilities Authority, New Jersey, Solid Waste              6/09 at 100.50            A   $     2,803,860
                  Facility Senior Lien Revenue Bonds, Ogden Martin Systems of
                  Union Inc., Series 1998A, 5.000%, 6/01/23 - AMBAC Insured
                  (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
      11,305   Total Utilities                                                                                           11,176,447
------------------------------------------------------------------------------------------------------------------------------------

               WATER AND SEWER - 8.2% (5.4% OF TOTAL INVESTMENTS)
       3,000   Jersey City Municipal Utilities Authority, Hudson County, New          7/09 at 101.00          AA-         2,862,240
                  Jersey, Sewer Revenue Bonds, Series 2001A-2, 5.200%, 7/15/21
                  - FGIC Insured (Alternative Minimum Tax)
               Lacey Municipal Utilities Authority, Ocean County, New Jersey,
               Water Revenue Bonds, Series 2003B:
       1,750      5.000%, 12/01/17 - FGIC Insured                                    12/13 at 100.00          N/R         1,821,855
       1,835      5.000%, 12/01/18 - FGIC Insured                                    12/13 at 100.00          N/R         1,877,150
       1,000      5.000%, 12/01/19 - FGIC Insured                                    12/13 at 100.00          N/R         1,024,970
       7,500   New Jersey Economic Development Authority, Water Facilities            5/09 at 100.00          N/R         6,686,700
                  Revenue Bonds, American Water Company, Series 1996, 6.000%,
                  5/01/36 - FGIC Insured (Alternative Minimum Tax)
               North Hudson Sewerage Authority, New Jersey, Sewerage Revenue
               Refunding Bonds, Series 2002A:
       3,000      5.250%, 8/01/16 - FGIC Insured                                      8/12 at 100.00          N/R         3,156,150
       3,000      5.250%, 8/01/18 - FGIC Insured                                      8/12 at 100.00          N/R         3,117,960
       1,250   Ocean County Utilities Authority, New Jersey, Wastewater Revenue       1/11 at 101.00          Aa1         1,300,800
                  Refunding Bonds, Series 2000, 5.000%, 1/01/18
------------------------------------------------------------------------------------------------------------------------------------
      22,335   Total Water and Sewer                                                                                     21,847,825
------------------------------------------------------------------------------------------------------------------------------------
$    453,333   Total Investments (cost $432,059,118) - 153.4%                                                           407,861,589
============------------------------------------------------------------------------------------------------------------------------
               Other Assets Less Liabilities - 2.9%                                                                       7,890,950
               ---------------------------------------------------------------------------------------------------------------------
               Preferred Shares, at Liquidation Value - (56.3)% (5)                                                    (149,825,000)
               ---------------------------------------------------------------------------------------------------------------------
               Net Assets Applicable to Common Shares - 100%                                                        $   265,927,539
               =====================================================================================================================

(1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

(2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

      The Portfolio of Investments may reflect the ratings on certain bonds whose insurer has experienced downgrades as of the end of the reporting period. Please see the Portfolio Manager's Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5) Preferred Shares, at Liquidation Value as a percentage of Total Investments is 36.7%.

N/R   Not rated.

(ETM) Escrowed to maturity.

(IF)  Inverse floating rate investment.

                                 See accompanying notes to financial statements.

36 Nuveen Investments

NNJ | Nuveen New Jersey Premium Income Municipal Fund, Inc.
    | Portfolio of INVESTMENTS April 30, 2009

   PRINCIPAL                                                                           OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                         PROVISIONS (2)  RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
               CONSUMER DISCRETIONARY - 0.3% (0.2% OF TOTAL INVESTMENTS)
               Middlesex County Improvement Authority, New Jersey, Senior
               Revenue Bonds, Heldrich Center Hotel/Conference Center
               Project, Series 2005A:
$        480      5.000%, 1/01/32                                                     1/15 at 100.00           B1   $       234,394
         415      5.125%, 1/01/37                                                     1/15 at 100.00           B1           198,349
------------------------------------------------------------------------------------------------------------------------------------
         895   Total Consumer Discretionary                                                                                 432,743
------------------------------------------------------------------------------------------------------------------------------------

               CONSUMER STAPLES - 2.5% (1.7% OF TOTAL INVESTMENTS)
               Tobacco Settlement Financing Corporation, New Jersey, Tobacco
               Settlement Asset-Backed Bonds, Series 2007-1A:
       2,520      4.750%, 6/01/34                                                     6/17 at 100.00          BBB         1,366,344
       5,300      5.000%, 6/01/41                                                     6/17 at 100.00          BBB         2,806,244
------------------------------------------------------------------------------------------------------------------------------------
       7,820   Total Consumer Staples                                                                                     4,172,588
------------------------------------------------------------------------------------------------------------------------------------

               EDUCATION AND CIVIC ORGANIZATIONS - 14.9% (9.9% OF TOTAL
                  INVESTMENTS)
       1,125   New Jersey Economic Development Authority, Revenue Bonds, The          6/15 at 100.00            A         1,172,363
                  Seeing Eye Inc., Series 2005, 5.000%, 12/01/24 - AMBAC Insured
         500   New Jersey Educational Facilities Authority, Revenue Bonds,            7/13 at 100.00          N/R           379,635
                  Fairleigh Dickinson University, Series 2002D, 5.250%, 7/01/32
                  - ACA Insured
         300   New Jersey Educational Facilities Authority, Revenue Bonds,            7/14 at 100.00          N/R           258,120
                  Fairleigh Dickinson University, Series 2004C, 5.500%, 7/01/23
               New Jersey Educational Facilities Authority, Revenue Bonds, Kean
               University, Series 2007D:
       2,090      5.000%, 7/01/32 - FGIC Insured                                      7/17 at 100.00          AA-         2,100,993
       3,350      5.000%, 7/01/39 - FGIC Insured                                      7/17 at 100.00          AA-         3,326,517
         100   New Jersey Educational Facilities Authority, Revenue Bonds,            7/14 at 100.00          AA-           107,179
                  Montclair State University, Series 2004L, 5.125%, 7/01/19 -
                  MBIA Insured
         970   New Jersey Educational Facilities Authority, Revenue Bonds,            7/16 at 100.00           A2           968,497
                  Montclair State University, Series 2006A, 5.000%, 7/01/36 -
                  AMBAC Insured
               New Jersey Educational Facilities Authority, Revenue Bonds, New
               Jersey Institute of Technology, Series 2004B:
       1,375      5.000%, 7/01/18 - AMBAC Insured                                     1/14 at 100.00            A         1,459,425
         725      5.000%, 7/01/19 - AMBAC Insured                                     1/14 at 100.00            A           763,454
       1,530      4.750%, 7/01/20 - AMBAC Insured                                     1/14 at 100.00            A         1,584,958
               New Jersey Educational Facilities Authority, Revenue Bonds,
               Ramapo College, Series 2004H:
       1,640      5.000%, 7/01/18 - FGIC Insured                                      7/14 at 100.00          AA-         1,763,361
       1,040      5.000%, 7/01/23 - FGIC Insured                                      7/14 at 100.00         BBB-         1,083,150
         300   New Jersey Educational Facilities Authority, Revenue Bonds,            7/14 at 100.00           A3           293,910
                  Rider University, Series 2004A, 5.500%, 7/01/23 - RAAI Insured
       1,405   New Jersey Higher Education Assistance Authority, Student Loan         6/09 at 101.00          AA-         1,413,500
                  Revenue Bonds, Series 1999A, 5.250%, 6/01/18 - MBIA Insured
                  (Alternative Minimum Tax)
         985   New Jersey Higher Education Assistance Authority, Student Loan         6/10 at 101.00          Aaa         1,008,601
                  Revenue Bonds, Series 2000A, 6.000%, 6/01/15 - MBIA Insured
                  (Alternative Minimum Tax)
       2,000   New Jersey Higher Education Assistance Authority, Student Loan         6/18 at 100.00          AAA         2,039,620
                  Revenue Bonds, Series 2008A, 6.125%, 6/01/30 - AGC Insured
                  (Alternative Minimum Tax)
       2,025   University of Medicine and Dentistry of New Jersey, Certificates       4/13 at 100.00            A         1,956,170
                  of Participation, Child Health Institute, LLC, Series 2003,
                  5.000%, 4/15/21 - AMBAC Insured

                                                           Nuveen Investments 37

    | Portfolio of INVESTMENTS April 30, 2009

   PRINCIPAL                                                                           OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                         PROVISIONS (2)  RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
               EDUCATION AND CIVIC ORGANIZATIONS (continued)
$      1,000   University of Medicine and Dentistry of New Jersey, Certificates       6/14 at 100.00          AA-   $       886,110
                  of Participation, University Housing Associates, LLC, Series
                  2004, 5.000%, 6/15/29 - MBIA Insured
       2,750   University of Medicine and Dentistry of New Jersey, Revenue           12/12 at 100.00            A         2,169,365
                  Bonds, Series 2002A, 5.000%, 12/01/31 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
      25,210   Total Education and Civic Organizations                                                                   24,734,928
------------------------------------------------------------------------------------------------------------------------------------

               FINANCIALS - 0.7% (0.5% OF TOTAL INVESTMENTS)
       1,500   New Jersey Economic Development Authority, Revenue Refunding             No Opt. Call         Baa3         1,138,800
                  Bonds, Kapkowski Road Landfill Project, Series 2002, 5.750%,
                  10/01/21
------------------------------------------------------------------------------------------------------------------------------------

               HEALTH CARE - 19.0% (12.7% OF TOTAL INVESTMENTS)
               Camden County Improvement Authority, New Jersey, Revenue Bonds,
               Cooper Health System, Series 2004A:
         185      5.000%, 2/15/25                                                     2/15 at 100.00          BBB           136,038
         620      5.750%, 2/15/34                                                     8/14 at 100.00          BBB           446,022
       1,120   New Jersey Health Care Facilities Finance Authority, Revenue           7/18 at 100.00           A+         1,009,613
                  Bonds, AHS Hospital Corporation, Series 2008A, 5.000%, 7/01/27
       1,615   New Jersey Health Care Facilities Financing Authority, Revenue         7/17 at 100.00           A+         1,369,585
                  Bonds, Atlanticare Regional Medical Center, Series 2007,
                  5.000%, 7/01/37
               New Jersey Health Care Facilities Financing Authority, Revenue
               Bonds, Capital Health System Obligated Group, Series 2003A:
         750      5.000%, 7/01/26                                                     7/13 at 100.00         Baa1           837,488
       1,670      5.375%, 7/01/33                                                     7/13 at 100.00         Baa1         1,889,689
         240   New Jersey Health Care Facilities Financing Authority, Revenue         7/15 at 100.00         Baa3           186,449
                  Bonds, Children's Specialized Hospital, Series 2005A, 5.500%,
                  7/01/36
       2,900   New Jersey Health Care Facilities Financing Authority, Revenue         1/10 at 101.00           A3         2,795,020
                  Bonds, Hackensack University Medical Center, Series 2000,
                  6.000%, 1/01/34
         700   New Jersey Health Care Facilities Financing Authority, Revenue         7/16 at 100.00           A-           552,692
                  Bonds, Hunterdon Medical Center, Series 2006B, 5.000%, 7/01/36
         375   New Jersey Health Care Facilities Financing Authority, Revenue         7/16 at 100.00           A-           307,680
                  Bonds, Hunterdon Medical Center, Series 2006, 5.125%, 7/01/35
       3,500   New Jersey Health Care Facilities Financing Authority, Revenue         7/11 at 100.00           A2         3,258,920
                  Bonds, Kennedy Health System Obligated Group, Series 2001,
                  5.625%, 7/01/31
       1,700   New Jersey Health Care Facilities Financing Authority, Revenue         7/09 at 101.00          AAA         1,723,749
                  Bonds, Meridian Health System Obligated Group, Series 1999,
                  5.625%, 7/01/12 - FSA Insured
         465   New Jersey Health Care Facilities Financing Authority, Revenue         7/12 at 101.00          BB+           335,237
                  Bonds, Palisades Medical Center of New York Presbyterian
                  Healthcare System, Series 2002, 6.625%, 7/01/31
       1,000   New Jersey Health Care Facilities Financing Authority, Revenue         7/15 at 100.00         BBB-           758,490
                  Bonds, RWJ Health Care Corporation, Series 2005B, 5.000%,
                  7/01/35 - RAAI Insured
       1,160   New Jersey Health Care Facilities Financing Authority, Revenue         1/17 at 100.00         Baa2           861,764
                  Bonds, Saint Barnabas Health Care System, Series 2006A,
                  5.000%, 7/01/29
       1,675   New Jersey Health Care Facilities Financing Authority, Revenue         7/13 at 100.00         BBB-         1,445,860
                  Bonds, Shore Memorial Health System, Series 2003, 5.000%,
                  7/01/23 - RAAI Insured
       2,000   New Jersey Health Care Facilities Financing Authority, Revenue         7/10 at 100.00            A         2,003,180
                  Bonds, Society of the Valley Hospital Obligated Group, Series
                  2000, 5.750%, 7/01/15 - AMBAC Insured
       1,875   New Jersey Health Care Facilities Financing Authority, Revenue         7/13 at 100.00          Ba2           979,369
                  Bonds, Somerset Medical Center, Series 2003, 5.500%, 7/01/33
               New Jersey Health Care Facilities Financing Authority, Revenue
               Bonds, South Jersey Hospital System, Series 2006:
       1,245      5.000%, 7/01/36                                                     7/16 at 100.00           A2         1,035,616
       1,155      5.000%, 7/01/46                                                     7/16 at 100.00           A2           924,497

38 Nuveen Investments

   PRINCIPAL                                                                           OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                         PROVISIONS (2)  RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
               HEALTH CARE (continued)
$      2,050   New Jersey Health Care Facilities Financing Authority, Revenue         7/10 at 100.00         Baa2   $     2,053,711
                  Bonds, St. Peter's University Hospital, Series 2000A, 6.875%,
                  7/01/20
         630   New Jersey Health Care Facilities Financing Authority, Revenue         7/12 at 100.00           A+           632,835
                  Refunding Bonds, Atlantic City Medical Center, Series 2002,
                  5.750%, 7/01/25
       1,710   New Jersey Health Care Facilities Financing Authority, Revenue         1/12 at 100.00         BBB-         1,359,638
                  Refunding Bonds, Bayshore Community Hospital, Series 2002,
                  5.000%, 7/01/22 - RAAI Insured
       2,160   New Jersey Health Facilities Financing Authority, Revenue Bonds,       7/18 at 100.00          AAA         2,130,473
                  Meridian Health, Series 2007-I, 5.000%, 7/01/38 - AGC Insured
       2,650   Puerto Rico Industrial, Tourist, Educational, Medical and              6/09 at 100.50           A3         2,667,623
                  Environmental Control Facilities Financing Authority,
                  Adjustable Rate Industrial Revenue Bonds, American Home
                  Products Corporation, Series 1983A, 5.100%, 12/01/18
------------------------------------------------------------------------------------------------------------------------------------
      35,150   Total Health Care                                                                                         31,701,238
------------------------------------------------------------------------------------------------------------------------------------

               HOUSING/MULTIFAMILY - 0.4% (0.3% OF TOTAL INVESTMENTS)
         340   Essex County Improvement Authority, New Jersey, FNMA Enhanced         11/12 at 100.00          Aaa           330,847
                  Multifamily Revenue Bonds, Mount Carmel Towers, Series 2002,
                  4.750%, 11/01/22 (Alternative Minimum Tax)
         300   Long Branch Housing Finance Corporation New Jersey, Housing           10/09 at 100.00          N/R           301,059
                  Revenue Bonds, Washington Manor Associates Ltd. Section 8
                  Assisted Elderly Project, Series 1980, 10.000%, 10/01/11
------------------------------------------------------------------------------------------------------------------------------------
         640   Total Housing/Multifamily                                                                                    631,906
------------------------------------------------------------------------------------------------------------------------------------

               HOUSING/SINGLE FAMILY - 1.5% (1.0% OF TOTAL INVESTMENTS)
               New Jersey Housing and Mortgage Finance Agency, Home Buyer
               Program Revenue Bonds, Series 1997U:
       1,455      5.700%, 10/01/14 - MBIA Insured (Alternative Minimum Tax)          10/09 at 100.00          Aaa         1,463,323
         385      5.850%, 4/01/29 - MBIA Insured (Alternative Minimum Tax)           10/09 at 100.00          Aaa           385,370
         220   New Jersey Housing and Mortgage Finance Agency, Home Buyer               No Opt. Call          Aaa           223,032
                  Program Revenue Bonds, Series 2000CC, 4.600%, 10/01/09 - MBIA
                  Insured
         605   New Jersey Housing and Mortgage Finance Agency, Single Family          4/17 at 100.00           AA           512,828
                  Housing Revenue Bonds, Series 2007T, 4.700%, 10/01/37
                  (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
       2,665   Total Housing/Single Family                                                                                2,584,553
------------------------------------------------------------------------------------------------------------------------------------

               INDUSTRIALS - 0.3% (0.2% OF TOTAL INVESTMENTS)
         575   Gloucester County Improvement Authority, New Jersey, Solid Waste         No Opt. Call          BBB           578,306
                  Resource Recovery Revenue Refunding Bonds, Waste Management
                  Inc. Project, Series 1999B, 6.850%, 12/01/29 (Mandatory put
                  12/01/09)
------------------------------------------------------------------------------------------------------------------------------------

               LONG-TERM CARE - 1.4% (0.9% OF TOTAL INVESTMENTS)
       1,095   Burlington County Bridge Commission, New Jersey, Economic              1/18 at 100.00          N/R           661,117
                  Development Revenue Bonds, The Evergreens Project, Series
                  2007, 5.625%, 1/01/38
         750   New Jersey Economic Development Authority, First Mortgage             11/14 at 100.00          N/R           590,738
                  Revenue Bonds, Winchester Gardens at Wards Homestead, Series
                  2004A, 5.800%, 11/01/31
       1,000   New Jersey Economic Development Authority, Revenue Bonds,              6/11 at 102.00           A-         1,005,750
                  Masonic Charity Foundation of New Jersey, Series 2001,
                  5.500%, 6/01/21
------------------------------------------------------------------------------------------------------------------------------------
       2,845   Total Long-Term Care                                                                                       2,257,605
------------------------------------------------------------------------------------------------------------------------------------

               TAX OBLIGATION/GENERAL - 9.7% (6.5% OF TOTAL INVESTMENTS)
       2,460   Freehold Regional High School District, Monmouth County Board of         No Opt. Call           AA         2,828,262
                  Education, New Jersey, School District Refunding Bonds,
                  Series 2001, 5.000%, 3/01/17 - FGIC Insured
       2,500   Jersey City, New Jersey, General Obligation Bonds, Series 2006A,       9/16 at 100.00           A1         2,602,575
                  5.000%, 9/01/22 - AMBAC Insured
               New Jersey, General Obligation Bonds, Series 1992D:
       2,580      6.000%, 2/15/11                                                       No Opt. Call           AA         2,799,532
       1,560      6.000%, 2/15/13                                                       No Opt. Call           AA         1,792,253

                                                           Nuveen Investments 39

    | Portfolio of INVESTMENTS April 30, 2009

   PRINCIPAL                                                                           OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                         PROVISIONS (2)  RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
               TAX OBLIGATION/GENERAL (continued)
$      4,000   Passaic County, New Jersey, General Improvement Refunding Bonds,         No Opt. Call          AA-   $     4,226,560
                  Series 1993, 5.125%, 9/01/12 - FGIC Insured
       1,780   West Deptford Township, New Jersey, General Obligation Bonds,          9/14 at 100.00         Baa1         1,878,487
                  Series 2004, 4.750%, 9/01/17 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
      14,880   Total Tax Obligation/General                                                                              16,127,669
------------------------------------------------------------------------------------------------------------------------------------

               TAX OBLIGATION/LIMITED - 40.6% (27.2% OF TOTAL INVESTMENTS)
       1,000   Bergen County Improvement Authority, New Jersey, Guaranteed              No Opt. Call          Aaa         1,119,800
                  Lease Revenue Bonds, County Administration Complex Project,
                  Series 2005, 5.000%, 11/15/26
       5,385   Essex County Improvement Authority, New Jersey, Lease Revenue         12/13 at 100.00          Aa3         5,829,799
                  Bonds, Series 2003, 5.125%, 12/15/19 - FSA Insured
       1,155   Essex County Improvement Authority, New Jersey, Project                  No Opt. Call           A1         1,272,591
                  Consolidation Revenue Bonds, Series 2007, 5.250%, 12/15/22 -
                  AMBAC Insured
       1,225   Garden State Preservation Trust, New Jersey, Open Space and              No Opt. Call          AAA         1,420,290
                  Farmland Preservation Bonds, Series 2005C, 5.125%, 11/01/18 -
                  FSA Insured
               Hudson County Improvement Authority, New Jersey, County Secured
               Lease Revenue Bonds, County Services Building Project, Series
               2005:
       1,185      5.000%, 4/01/25 - AMBAC Insured                                     4/15 at 100.00          AA-         1,235,327
       2,755      5.000%, 4/01/35 - AMBAC Insured                                     4/15 at 100.00          AA-         2,802,854
       1,000   Middlesex County Improvement Authority, New Jersey, County             9/13 at 100.00          AAA         1,105,790
                  Guaranteed Open Space Trust Fund Revenue Bonds, Series 2003,
                  5.250%, 9/15/16
       3,450   New Jersey Building Authority, State Building Revenue Bonds,           6/16 at 100.00          AA-         3,499,335
                  Series 2007A, 5.000%, 6/15/25
               New Jersey Economic Development Authority, Cigarette Tax Revenue
               Bonds, Series 2004:
       1,155      5.500%, 6/15/24                                                     6/12 at 100.00          BBB           903,291
       2,540      5.750%, 6/15/34                                                     6/14 at 100.00          BBB         1,815,414
       3,200   New Jersey Economic Development Authority, Revenue Bonds, Motor        7/14 at 100.00          AA-         3,492,608
                  Vehicle Surcharge, Series 2004A, 5.250%, 7/01/15 - MBIA
                  Insured
               New Jersey Economic Development Authority, Revenue Bonds, Newark
               Downtown District Management Corporation Project, Series 2007:
         120      5.125%, 6/15/27                                                     6/17 at 100.00         Baa3            91,118
         205      5.125%, 6/15/37                                                     6/17 at 100.00         Baa3           143,904
               New Jersey Economic Development Authority, School Facilities
               Construction Financing Program Bonds, Series 2007U:
       1,155      5.000%, 9/01/37 - AMBAC Insured                                     9/17 at 100.00          AA-         1,144,547
       2,310      5.000%, 9/01/37                                                     9/17 at 100.00          AA-         2,289,095
       2,720   New Jersey Health Care Facilities Financing Authority, Lease           9/13 at 100.00          AA-         2,686,925
                  Revenue Bonds, Department of Human Services - Greystone Park
                  Psychiatric Hospital, Series 2003, 5.000%, 9/15/25
               New Jersey Health Care Facilities Financing Authority, Lease
               Revenue Bonds, Department of Human Services - Greystone Park
               Psychiatric Hospital, Series 2005:
       2,615      5.000%, 9/15/24 - AMBAC Insured                                     9/15 at 100.00          AA-         2,603,756
       3,000      5.000%, 9/15/28 - AMBAC Insured                                     9/15 at 100.00          AA-         2,895,150
         500   New Jersey Health Care Facilities Financing Authority, State          10/18 at 100.00          AA-           496,270
                  Contract Bonds, Hospital Asset Transformation Program, Series
                  2008A, 5.250%, 10/01/38
       1,500   New Jersey Sports and Exposition Authority, Convention Center            No Opt. Call          AA-         1,631,040
                  Luxury Tax Bonds, Series 2004, 5.500%, 3/01/22 - MBIA Insured
       3,000   New Jersey Transit Corporation, Certificates of Participation,           No Opt. Call           A1         3,270,960
                  Federal Transit Administration Grants, Series 2002A, 5.500%,
                  9/15/14 - AMBAC Insured
       1,875   New Jersey Transit Corporation, Lease Appropriation Bonds,             9/15 at 100.00          AA-         1,927,519
                  Series 2005A, 5.000%, 9/15/18 - FGIC Insured

40 Nuveen Investments

   PRINCIPAL                                                                           OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                         PROVISIONS (2)  RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
               TAX OBLIGATION/LIMITED (continued)
               New Jersey Transportation Trust Fund Authority, Federal Highway
               Aid Grant Anticipation Bonds, Series 2006:
$        400      5.000%, 6/15/17 - FGIC Insured                                      6/16 at 100.00          AA-   $       432,448
         715      5.000%, 6/15/18 - FGIC Insured                                      6/16 at 100.00          AA-           763,255
       2,600   New Jersey Transportation Trust Fund Authority, Transportation           No Opt. Call          AA-         2,914,756
                  System Bonds, Series 2004B, 5.500%, 12/15/16 - MBIA Insured
       2,000   New Jersey Transportation Trust Fund Authority, Transportation        12/15 at 100.00          AA-         2,148,240
                  System Bonds, Series 2005B, 5.250%, 12/15/18 - FGIC Insured
       1,110   New Jersey Transportation Trust Fund Authority, Transportation         6/15 at 100.00          AAA         1,179,320
                  System Bonds, Series 2005D, 5.000%, 6/15/19 - FSA Insured
       1,700   New Jersey Transportation Trust Fund Authority, Transportation           No Opt. Call          AA-         1,850,467
                  System Bonds, Series 2006A, 5.500%, 12/15/22
               New Jersey Transportation Trust Fund Authority, Transportation
               System Bonds, Series 2006C:
       8,090      0.000%, 12/15/28 - AMBAC Insured                                      No Opt. Call          AA-         2,530,795
       6,000      0.000%, 12/15/32 - FSA Insured                                        No Opt. Call          AAA         1,418,640
       4,000      0.000%, 12/15/34 - FSA Insured                                        No Opt. Call          AAA           830,440
       4,000   New Jersey Transportation Trust Fund Authority, Transportation        12/17 at 100.00          AA-         4,036,040
                  System Bonds, Series 2007A, 5.000%, 12/15/26 - AMBAC Insured
         780   Puerto Rico Convention Center District Authority, Hotel                7/16 at 100.00         BBB+           600,062
                  Occupancy Tax Revenue Bonds, Series 2006A, 4.500%, 7/01/36 -
                  CIFG Insured
       2,745   Union County Improvement Authority, New Jersey, General                3/13 at 100.00          Aa1         2,691,253
                  Obligation Lease Revenue Bonds, Plainfield Park Madison
                  Redevelopment Project, Series 2003, 5.000%, 3/01/34 - FSA
                  Insured
       2,445   Union County Improvement Authority, New Jersey, General                6/13 at 100.00          Aa1         2,566,419
                  Obligation Lease Revenue Bonds, Series 2003, 5.000%, 6/15/23
------------------------------------------------------------------------------------------------------------------------------------
      79,635   Total Tax Obligation/Limited                                                                              67,639,518
------------------------------------------------------------------------------------------------------------------------------------

               TRANSPORTATION - 18.2% (12.2% OF TOTAL INVESTMENTS)
       2,750   Casino Reinvestment Development Authority, New Jersey, Parking         6/15 at 100.00          AA-         2,741,640
                  Revenue Bonds, Series 2005A, 5.250%, 6/01/20 - MBIA Insured
       2,500   Delaware River and Bay Authority, Delaware and New Jersey,             1/15 at 100.00          AA-         2,525,625
                  Revenue Bonds, Series 2005, 5.000%, 1/01/27 - MBIA Insured
               New Jersey Turnpike Authority, Revenue Bonds, Series 1991C:
         565      6.500%, 1/01/16 - MBIA Insured                                        No Opt. Call           AA           684,842
         345      6.500%, 1/01/16 - AMBAC Insured                                       No Opt. Call            A           418,178
       5,750   New Jersey Turnpike Authority, Revenue Bonds, Series 2003A,            7/13 at 100.00          AA-         5,968,498
                  5.000%, 1/01/19 - FGIC Insured
       2,750   Passaic County Improvement Authority, New Jersey, Revenue Bonds,       4/15 at 100.00          Aa3         2,785,255
                  Paterson Parking Deck Facility, Series 2005, 5.000%, 4/15/35
                  - FSA Insured
       4,000   Port Authority of New York and New Jersey, Consolidated Revenue        6/15 at 101.00          AA-         4,069,000
                  Bonds, One Hundred Fortieth Series 2005, 5.000%, 12/01/28 -
                  SYNCORA GTY Insured
         585   Port Authority of New York and New Jersey, Consolidated Revenue        8/17 at 100.00          AAA           605,545
                  Bonds, One Hundred Forty Eighth Series 2008, Trust 2920,
                  17.177%, 8/15/32 - FSA Insured (IF)
       1,000   Port Authority of New York and New Jersey, Consolidated Revenue        1/14 at 101.00          AA-         1,006,100
                  Bonds, One Hundred Thirty-Fourth Series 2004, 5.000%, 7/15/34
       2,000   Port Authority of New York and New Jersey, Consolidated Revenue        4/12 at 101.00          AAA         2,027,200
                  Bonds, One Hundred Twenty-Fifth Series 2002, 5.000%, 4/15/32
                  - FSA Insured
       8,000   Port Authority of New York and New Jersey, Special Project             6/09 at 101.00          AA-         6,672,638
                  Bonds, JFK International Air Terminal LLC, Sixth Series 1997,
                  5.750%, 12/01/22 - MBIA Insured (Alternative Minimum Tax)
         850   Trenton Parking Authority, Mercer County, New Jersey, Guaranteed      10/13 at 100.00         Baa2           766,811
                  Parking System Revenue Bonds, Series 2003, 5.000%, 10/01/24 -
                  FGIC Insured
------------------------------------------------------------------------------------------------------------------------------------
      31,095   Total Transportation                                                                                      30,271,332
------------------------------------------------------------------------------------------------------------------------------------

                                                           Nuveen Investments 41

    | Portfolio of INVESTMENTS April 30, 2009

   PRINCIPAL                                                                           OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                         PROVISIONS (2)  RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
               U.S. GUARANTEED - 26.1% (17.4% OF TOTAL INVESTMENTS) (4)
$      2,075   Egg Harbor Township School District, Atlantic County, New              4/15 at 100.00      Aa2 (4)   $     2,412,665
                  Jersey, General Obligation Bonds, Series 2005, 5.000%,
                  4/01/27 (Pre-refunded 4/01/15) - MBIA Insured
         130   Essex County Improvement Authority, New Jersey, Lease Revenue         12/13 at 100.00      Aa3 (4)           149,959
                  Bonds, Series 2003, 5.125%, 12/15/19 (Pre-refunded 12/15/13)
                  - FSA Insured
               Manalapan-Englishtown Regional Board of Education, New Jersey,
               General Obligation Bonds, Series 2003:
       1,000      5.000%, 10/01/27 (Pre-refunded 10/01/13) - MBIA Insured            10/13 at 100.00      N/R (4)         1,146,570
       1,000      5.000%, 10/01/27 (Pre-refunded 10/01/13) - MBIA Insured            10/13 at 100.00          AAA         1,146,570
       2,410   New Jersey Economic Development Authority, Revenue Bonds,                No Opt. Call      N/R (4)         3,051,735
                  Yeshiva Ktana of Passaic, Series 1993, 8.000%, 9/15/18 (ETM)
         595   New Jersey Educational Facilities Authority, Revenue Bonds, Kean       7/16 at 100.00      AA- (4)           697,388
                  University, Series 2005B, 5.000%, 7/01/30 (Pre-refunded
                  7/01/16) - MBIA Insured
       1,145   New Jersey Educational Facilities Authority, Revenue Bonds,            7/14 at 100.00      AA- (4)         1,320,174
                  Montclair State University, Series 2004L, 5.125%, 7/01/19
                  (Pre-refunded 7/01/14) - MBIA Insured
       2,080   New Jersey Educational Facilities Authority, Revenue Bonds,            7/15 at 100.00       A2 (4)         2,414,859
                  Montclair State University, Series 2005F, 5.000%, 7/01/32
                  (Pre-refunded 7/01/15) - FGIC Insured
         400   New Jersey Educational Facilities Authority, Revenue Bonds,            7/14 at 100.00      AA- (4)           458,752
                  Rowan University, Series 2004C, 5.000%, 7/01/20 (Pre-refunded
                  7/01/14) - MBIA Insured
       3,000   New Jersey Health Care Facilities Financing Authority, Revenue         7/12 at 100.00       A2 (4)         3,421,230
                  Bonds, South Jersey Hospital System, Series 2002, 5.875%,
                  7/01/21 (Pre-refunded 7/01/12)
       1,270   New Jersey Health Care Facilities Financing Authority, Revenue           No Opt. Call     BBB- (4)         1,472,679
                  Bonds, St. Clare's Hospital, Series 2004A, 5.250%, 7/01/20 -
                  RAAI Insured (ETM)
         545   New Jersey Health Care Facilities Financing Authority, Revenue         7/10 at 101.00     Baa3 (4)           593,249
                  Bonds, Trinitas Hospital Obligated Group, Series 2000,
                  7.500%, 7/01/30 (Pre-refunded 7/01/10)
       4,445   New Jersey Housing and Mortgage Finance Agency, Multifamily            5/09 at 100.75       A+ (4)         4,445,533
                  Housing Revenue Bonds, Series 1997A, 5.550%, 5/01/27 - AMBAC
                  Insured (Alternative Minimum Tax)
               New Jersey Turnpike Authority, Revenue Bonds, Series 1991C:
         465      6.500%, 1/01/16 (ETM)                                                 No Opt. Call          AAA           578,753
         195      6.500%, 1/01/16 - MBIA Insured (ETM)                                  No Opt. Call      AA- (4)           246,121
         120      6.500%, 1/01/16 - AMBAC Insured (ETM)                                 No Opt. Call        A (4)           151,459
       6,590      6.500%, 1/01/16 (ETM)                                                 No Opt. Call          AAA         7,744,500
       1,760      6.500%, 1/01/16 - AMBAC Insured (ETM)                                 No Opt. Call          AAA         2,068,334
         750   Newark Housing Authority, New Jersey, Port Authority Terminal          1/14 at 100.00      AA- (4)           864,825
                  Revenue Bonds, Series 2004, 5.250%, 1/01/21 (Pre-refunded
                  1/01/14) - MBIA Insured
       2,125   Puerto Rico Electric Power Authority, Power Revenue Bonds,             7/15 at 100.00          AAA         2,481,809
                  Series 2005RR, 5.000%, 7/01/35 (Pre-refunded 7/01/15) - FGIC
                  Insured
               Tobacco Settlement Financing Corporation, New Jersey, Tobacco
               Settlement Asset-Backed Bonds, Series 2003:
       3,350      6.125%, 6/01/24 (Pre-refunded 6/01/12)                              6/12 at 100.00          AAA         3,515,490
       2,250      6.375%, 6/01/32 (Pre-refunded 6/01/13)                              6/13 at 100.00          AAA         2,599,020
         350   Trenton Parking Authority, Mercer County, New Jersey, Guaranteed      10/13 at 100.00     Baa2 (4)           401,300
                  Parking System Revenue Bonds, Series 2003, 5.000%, 10/01/24
                  (Pre-refunded 10/01/13) - FGIC Insured
------------------------------------------------------------------------------------------------------------------------------------
      38,050   Total U.S. Guaranteed                                                                                     43,382,974
------------------------------------------------------------------------------------------------------------------------------------

               UTILITIES - 0.7% (0.5% OF TOTAL INVESTMENTS)
       1,250   New Jersey Economic Development Authority, Pollution Control             No Opt. Call         Baa1         1,222,025
                  Revenue Refunding Bonds, Public Service Electric and Gas
                  Company, Series 2001A, 5.000%, 3/01/12

42 Nuveen Investments

   PRINCIPAL                                                                           OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                         PROVISIONS (2)  RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
               WATER AND SEWER - 13.2% (8.8% OF TOTAL INVESTMENTS)
               Bayonne Municipal Utilities Authority, New Jersey, Water System
               Revenue Refunding Bonds, Series 2003A:
$      1,450      5.000%, 4/01/19 - SYNCORA GTY Insured                              4/13 at 100.00           N/R   $     1,402,382
       1,250      5.000%, 4/01/24 - SYNCORA GTY Insured                              4/13 at 100.00           N/R         1,131,275
       1,000   Jersey City Sewer Authority, Hudson County, New Jersey, Sewer           No Opt. Call             A         1,103,820
                  Revenue Refunding Bonds, Series 1993, 6.250%, 1/01/14 -
                  AMBAC Insured
       3,100   New Jersey Economic Development Authority, Water Facilities           9/09 at 100.00          Baa1         2,904,700
                  Revenue Refunding Bonds, Hackensack Water Company, Series
                  1994B, 5.900%, 3/01/24 - MBIA Insured (Alternative Minimum
                  Tax)
       6,950   New Jersey Environmental Infrastructure Trust, Environmental          9/11 at 101.00           AAA         7,577,583
                  Infrastructure Bonds, Series 2001A, 4.750%, 9/01/20
       1,650   New Jersey Water Supply Authority, Water Supply Authority             8/15 at 100.00            AA         1,687,191
                  Bonds, Manasquan Reservoir, Series 2005, 5.000%, 8/01/31 -
                  MBIA Insured
       3,500   North Hudson Sewerage Authority, New Jersey, Sewerage Revenue         8/12 at 100.00           N/R         3,614,940
                  Refunding Bonds, Series 2002A, 5.250%, 8/01/19 - FGIC Insured
         820   Stony Brook Regional Sewer Authority, Princeton, New Jersey,            No Opt. Call           Aa2           873,997
                  Revenue Refunding Bonds, Series 1993B, 5.450%, 12/01/12
       1,500   Wanaque Valley Regional Sewer Authority, Passaic County, New            No Opt. Call             A         1,670,100
                  Jersey, Sewer Revenue Refunding Bonds, Series 1993B, 5.750%,
                  9/01/18 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
      21,220   Total Water and Sewer                                                                                     21,965,988
------------------------------------------------------------------------------------------------------------------------------------
$    263,430   Total Investments (cost $255,546,427) - 149.5%                                                           248,842,173
============------------------------------------------------------------------------------------------------------------------------
               Other Assets Less Liabilities - 5.5%                                                                       9,185,720
               ---------------------------------------------------------------------------------------------------------------------
               Preferred Shares, at Liquidation Value - (55.0)% (5)                                                     (91,600,000)
               ---------------------------------------------------------------------------------------------------------------------
               Net Assets Applicable to Common Shares - 100%                                                        $   166,427,893
               =====================================================================================================================

(1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

(2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

      The Portfolio of Investments may reflect the ratings on certain bonds whose insurer has experienced downgrades as of the end of the reporting period. Please see the Portfolio Manager's Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5) Preferred Shares, at Liquidation Value as a percentage of Total Investments is 36.8%.

N/R   Not rated.

(ETM) Escrowed to maturity.

(IF)  Inverse floating rate investment.

                                 See accompanying notes to financial statements.

                                                           Nuveen Investments 43

NXJ | Nuveen New Jersey Dividend Advantage Municipal Fund
    | Portfolio of INVESTMENTS April 30, 2009

   PRINCIPAL                                                                           OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                         PROVISIONS (2)  RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
               CONSUMER DISCRETIONARY - 0.3% (0.2% OF TOTAL INVESTMENTS)
               Middlesex County Improvement Authority, New Jersey, Senior
               Revenue Bonds, Heldrich Center Hotel/Conference Center
               Project, Series 2005A:
$        260      5.000%, 1/01/32                                                    1/15 at 100.00            B1   $       126,963
         230      5.125%, 1/01/37                                                    1/15 at 100.00            B1           109,929
------------------------------------------------------------------------------------------------------------------------------------
         490   Total Consumer Discretionary                                                                                 236,892
------------------------------------------------------------------------------------------------------------------------------------

               CONSUMER STAPLES - 2.7% (1.8% OF TOTAL INVESTMENTS)
               Tobacco Settlement Financing Corporation, New Jersey, Tobacco
               Settlement Asset-Backed Bonds, Series 2007-1A:
       1,345      4.750%, 6/01/34                                                    6/17 at 100.00           BBB           729,259
       3,000      5.000%, 6/01/41                                                    6/17 at 100.00           BBB         1,588,440
------------------------------------------------------------------------------------------------------------------------------------
       4,345   Total Consumer Staples                                                                                     2,317,699
------------------------------------------------------------------------------------------------------------------------------------

               EDUCATION AND CIVIC ORGANIZATIONS - 18.5% (12.3% OF TOTAL INVESTMENTS)
         250   New Jersey Educational Facilities Authority, Revenue Bonds,           7/14 at 100.00           N/R           215,100
                  Fairleigh Dickinson University, Series 2004C, 5.500%, 7/01/23
         325   New Jersey Educational Facilities Authority, Revenue Bonds,           7/17 at 100.00          BBB+           262,837
                  Georgian Court University, Series 2007D, 5.250%, 7/01/37
               New Jersey Educational Facilities Authority, Revenue Bonds,
               Kean University, Series 2007D:
       1,115      5.000%, 7/01/32 - FGIC Insured                                     7/17 at 100.00           AA-         1,120,865
         735      5.000%, 7/01/39 - FGIC Insured                                     7/17 at 100.00           AA-           729,848
          60   New Jersey Educational Facilities Authority, Revenue Bonds,           7/14 at 100.00           AA-            63,437
                  Montclair State University, Series 2004L, 5.125%, 7/01/21 -
                  MBIA Insured
         970   New Jersey Educational Facilities Authority, Revenue Bonds,           7/16 at 100.00            A2           968,497
                  Montclair State University, Series 2006A, 5.000%, 7/01/36 -
                  AMBAC Insured
       1,000   New Jersey Educational Facilities Authority, Revenue Bonds, New       7/11 at 100.00           AA-         1,060,300
                  Jersey Institute of Technology, Series 2001G, 5.250%,
                  7/01/18 - MBIA Insured
       1,000   New Jersey Educational Facilities Authority, Revenue Bonds, New       1/14 at 100.00             A         1,039,990
                  Jersey Institute of Technology, Series 2004B, 5.000%,
                  7/01/21 - AMBAC Insured
       1,085   New Jersey Educational Facilities Authority, Revenue Bonds,           7/11 at 101.00            A+         1,088,396
                  Rowan College, Series 2001C, 5.000%, 7/01/31 - FGIC Insured
         630   New Jersey Educational Facilities Authority, Revenue Bonds,           7/14 at 100.00           AA-           659,471
                  William Paterson University, Series 2004A, 5.125%, 7/01/19 -
                  FGIC Insured
         300   New Jersey Educational Facilities Authority, Revenue Refunding        7/12 at 100.00           AA-           286,788
                  Bonds, Rider University, Series 2002A, 5.000%, 7/01/17 -
                  RAAI Insured
         200   New Jersey Educational Facilities Authority, Revenue Refunding        7/11 at 100.00             A           212,496
                  Bonds, Seton Hall University Project, Series 2001A, 5.250%,
                  7/01/16 - AMBAC Insured
               New Jersey Educational Facilities Authority, Revenue Refunding
               Bonds, Seton Hall University Project, Series 2001G:
       3,820      4.875%, 7/01/21 - AMBAC Insured                                    7/11 at 100.00             A         3,898,156
       1,600      5.000%, 7/01/26 - AMBAC Insured                                    7/11 at 100.00             A         1,616,256

44 Nuveen Investments

   PRINCIPAL                                                                           OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                         PROVISIONS (2)  RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
               EDUCATION AND CIVIC ORGANIZATIONS (continued)
               Puerto Rico Industrial, Tourist, Educational, Medical and
               Environmental Control Facilities Financing Authority, Higher
               Education Revenue Bonds, University of the Sacred Heart,
               Series 2001:
$      2,000      5.250%, 9/01/21                                                     9/11 at 100.00          BBB   $     1,786,780
         500      5.250%, 9/01/31                                                     9/11 at 100.00          BBB           402,315
         500   Puerto Rico Industrial, Tourist, Educational, Medical and             12/12 at 101.00         BBB-           344,585
                  Environmental Control Facilities Financing Authority, Higher
                  Education Revenue Refunding Bonds, Ana G. Mendez University
                  System, Series 2002, 5.500%, 12/01/31
------------------------------------------------------------------------------------------------------------------------------------
      16,090   Total Education and Civic Organizations                                                                   15,756,117
------------------------------------------------------------------------------------------------------------------------------------

               ENERGY - 0.9% (0.6% OF TOTAL INVESTMENTS)
       1,000   Virgin Islands, Senior Secured Revenue Bonds, Government               1/13 at 100.00          BBB           788,840
                  Refinery Facilities - Hovensa LLC Coker, Series 2002,
                  6.500%, 7/01/21 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------

               FINANCIALS - 1.6% (1.1% OF TOTAL INVESTMENTS)
         850   New Jersey Economic Development Authority, Economic Development       11/10 at 100.00          N/R           544,986
                  Revenue Bonds, Glimcher Properties LP, Series 1998, 6.000%,
                  11/01/28 (Alternative Minimum Tax)
         250   New Jersey Economic Development Authority, Industrial                 10/09 at 100.00          Ba1           225,775
                  Development Revenue Refunding Bonds, Newark Airport Marriott
                  Hotel, Series 1996, 7.000%, 10/01/14
         750   New Jersey Economic Development Authority, Revenue Refunding             No Opt. Call         Baa3           569,400
                  Bonds, Kapkowski Road Landfill Project, Series 2002, 5.750%,
                  10/01/21
------------------------------------------------------------------------------------------------------------------------------------
       1,850   Total Financials                                                                                           1,340,161
------------------------------------------------------------------------------------------------------------------------------------

               HEALTH CARE - 22.0% (14.7% OF TOTAL INVESTMENTS)
         310   Camden County Improvement Authority, New Jersey, Revenue Bonds,        8/14 at 100.00          BBB           223,011
                  Cooper Health System, Series 2004A, 5.750%, 2/15/34
         560   New Jersey Health Care Facilities Finance Authority, Revenue           7/18 at 100.00           A+           504,806
                  Bonds, AHS Hospital Corporation, Series 2008A, 5.000%,
                  7/01/27
         865   New Jersey Health Care Facilities Financing Authority, Revenue         7/17 at 100.00           A+           733,555
                  Bonds, Atlanticare Regional Medical Center, Series 2007,
                  5.000%, 7/01/37
         890   New Jersey Health Care Facilities Financing Authority, Revenue         7/13 at 100.00         Baa1         1,007,080
                  Bonds, Capital Health System Obligated Group, Series 2003A,
                  5.375%, 7/01/33
       1,500   New Jersey Health Care Facilities Financing Authority, Revenue         7/17 at 100.00          Aa2         1,430,190
                  Bonds, CentraState Medical Center, Series 2006A, 5.000%,
                  7/01/30 - AGC Insured
         130   New Jersey Health Care Facilities Financing Authority, Revenue         7/15 at 100.00         Baa3           100,993
                  Bonds, Children's Specialized Hospital, Series 2005A,
                  5.500%, 7/01/36
         400   New Jersey Health Care Facilities Financing Authority, Revenue         7/16 at 100.00           A-           315,824
                  Bonds, Hunterdon Medical Center, Series 2006B, 5.000%,
                  7/01/36
         180   New Jersey Health Care Facilities Financing Authority, Revenue         7/16 at 100.00           A-           147,686
                  Bonds, Hunterdon Medical Center, Series 2006, 5.125%, 7/01/35
       3,500   New Jersey Health Care Facilities Financing Authority, Revenue         7/11 at 100.00           A2         3,258,920
                  Bonds, Kennedy Health System Obligated Group, Series 2001,
                  5.625%, 7/01/31
               New Jersey Health Care Facilities Financing Authority, Revenue
               Bonds, Robert Wood Johnson University Hospital, Series 2000:
         750      5.750%, 7/01/25                                                     7/10 at 100.00           A2           751,103
       3,000      5.750%, 7/01/31                                                     7/10 at 100.00           A2         2,901,300
         445   New Jersey Health Care Facilities Financing Authority, Revenue         1/17 at 100.00         Baa2           330,591
                  Bonds, Saint Barnabas Health Care System, Series 2006A,
                  5.000%, 7/01/29

                                                           Nuveen Investments 45

    | Portfolio of INVESTMENTS April 30, 2009

   PRINCIPAL                                                                           OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                         PROVISIONS (2)  RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
               HEALTH CARE (continued)
$        895   New Jersey Health Care Facilities Financing Authority, Revenue         7/13 at 100.00         BBB-   $       772,564
                  Bonds, Shore Memorial Health System, Series 2003, 5.000%,
                  7/01/23 - RAAI Insured
       1,000   New Jersey Health Care Facilities Financing Authority, Revenue         7/13 at 100.00          Ba2           522,330
                  Bonds, Somerset Medical Center, Series 2003, 5.500%, 7/01/33
               New Jersey Health Care Facilities Financing Authority, Revenue
               Bonds, South Jersey Hospital System, Series 2006:
         665      5.000%, 7/01/36                                                     7/16 at 100.00           A2           553,160
         615      5.000%, 7/01/46                                                     7/16 at 100.00           A2           492,264
       1,100   New Jersey Health Care Facilities Financing Authority, Revenue         7/10 at 100.00         Baa2         1,101,991
                  Bonds, St. Peter's University Hospital, Series 2000A,
                  6.875%, 7/01/20
       2,500   New Jersey Health Care Facilities Financing Authority, Revenue         7/09 at 101.00           A2         2,354,675
                  Refunding Bonds, Burdette Tomlin Memorial Hospital, Series
                  1999, 5.500%, 7/01/29
       1,280   New Jersey Health Facilities Financing Authority, Revenue              7/18 at 100.00          AAA         1,262,502
                  Bonds, Meridian Health, Series 2007-I, 5.000%, 7/01/38 - AGC
                  Insured
------------------------------------------------------------------------------------------------------------------------------------
      20,585   Total Health Care                                                                                         18,764,545
------------------------------------------------------------------------------------------------------------------------------------

               INDUSTRIALS - 0.4% (0.3% OF TOTAL INVESTMENTS)
         310   Gloucester County Improvement Authority, New Jersey, Solid               No Opt. Call          BBB           311,783
                  Waste Resource Recovery Revenue Refunding Bonds, Waste
                  Management Inc. Project, Series 1999B, 6.850%, 12/01/29
                  (Mandatory put 12/01/09)
------------------------------------------------------------------------------------------------------------------------------------

               LONG-TERM CARE - 2.6% (1.7% OF TOTAL INVESTMENTS)
         585   Burlington County Bridge Commission, New Jersey, Economic              1/18 at 100.00          N/R           353,200
                  Development Revenue Bonds, The Evergreens Project, Series
                  2007, 5.625%, 1/01/38
         250   New Jersey Economic Development Authority, First Mortgage             11/14 at 100.00         Baa1           196,913
                  Revenue Bonds, Winchester Gardens at Wards Homestead, Series
                  2004A, 5.800%, 11/01/31
               New Jersey Economic Development Authority, Revenue Bonds,
               Masonic Charity Foundation of New Jersey, Series 2001:
       1,000      6.000%, 6/01/25                                                     6/11 at 102.00           A-         1,006,760
         335      5.500%, 6/01/31                                                     6/11 at 102.00           A-           305,480
         500   New Jersey Economic Development Authority, Revenue Bonds,              7/09 at 101.00          BB+           329,100
                  United Methodist Homes of New Jersey Obligated Group, Series
                  1998, 5.125%, 7/01/25
------------------------------------------------------------------------------------------------------------------------------------
       2,670   Total Long-Term Care                                                                                       2,191,453
------------------------------------------------------------------------------------------------------------------------------------

               TAX OBLIGATION/GENERAL - 2.8% (1.9% OF TOTAL INVESTMENTS)
       1,000   Jersey City, New Jersey, General Obligation Bonds, Series              9/16 at 100.00           A1         1,041,030
                  2006A, 5.000%, 9/01/22 - AMBAC Insured
       1,350   Puerto Rico, General Obligation and Public Improvement Bonds,          7/11 at 100.00          AAA         1,354,010
                  Series 2001, 5.250%, 7/01/27 - FSA Insured
------------------------------------------------------------------------------------------------------------------------------------
       2,350   Total Tax Obligation/General                                                                               2,395,040
------------------------------------------------------------------------------------------------------------------------------------

               TAX OBLIGATION/LIMITED - 34.7% (23.1% OF TOTAL INVESTMENTS)
         600   Bergen County Improvement Authority, New Jersey, Guaranteed              No Opt. Call          Aaa           671,880
                  Lease Revenue Bonds, County Administration Complex Project,
                  Series 2005, 5.000%, 11/15/26
       1,745   Burlington County Bridge Commission, New Jersey, Guaranteed           12/13 at 100.00           AA         1,884,897
                  Pooled Loan Bonds, Series 2003, 5.000%, 12/01/18 - MBIA
                  Insured
       1,000   Camden County Improvement Authority, New Jersey, County                9/15 at 100.00          AAA         1,132,220
                  Guaranteed Lease Revenue Bonds, Series 2005A, 5.000%,
                  9/01/16 - FSA Insured

46 Nuveen Investments

   PRINCIPAL                                                                           OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                         PROVISIONS (2)  RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
               TAX OBLIGATION/LIMITED (continued)
$      1,100   Casino Reinvestment Development Authority, New Jersey, Hotel           1/15 at 102.00            A   $     1,130,415
                  Room Fee Revenue Bonds, Series 2004, 5.250%, 1/01/16 -
                  AMBAC Insured
         620   Essex County Improvement Authority, New Jersey, Project                  No Opt. Call           A1           683,122
                  Consolidation Revenue Bonds, Series 2007, 5.250%,
                  12/15/22 - AMBAC Insured
         815   Garden State Preservation Trust, New Jersey, Open Space and              No Opt. Call          AAA           944,927
                  Farmland Preservation Bonds, Series 2005C, 5.125%,
                  11/01/18 - FSA Insured
       1,785   New Jersey Building Authority, State Building Revenue Bonds,           6/16 at 100.00          AA-         1,810,526
                  Series 2007A, 5.000%, 6/15/27
               New Jersey Economic Development Authority, Cigarette Tax
               Revenue Bonds, Series 2004:
         615      5.500%, 6/15/24                                                     6/12 at 100.00          BBB           480,973
       1,200      5.750%, 6/15/34                                                     6/14 at 100.00          BBB           857,676
       1,200   New Jersey Economic Development Authority, Revenue Bonds, Motor        7/14 at 100.00          AA-         1,309,728
                  Vehicle Surcharge, Series 2004A, 5.250%, 7/01/15 -
                  MBIA Insured
               New Jersey Economic Development Authority, Revenue Bonds,
               Newark Downtown District Management Corporation Project,
               Series 2007:
          65      5.125%, 6/15/27                                                     6/17 at 100.00         Baa3            49,356
         115      5.125%, 6/15/37                                                     6/17 at 100.00         Baa3            80,727
               New Jersey Economic Development Authority, School Facilities
               Construction Financing Program Bonds, Series 2007U:
         615      5.000%, 9/01/37 - AMBAC Insured                                     9/17 at 100.00          AA-           609,434
       1,235      5.000%, 9/01/37                                                     9/17 at 100.00          AA-         1,223,823
         525   New Jersey Educational Facilities Authority, Revenue Bonds,              No Opt. Call          AAA           591,386
                  Higher Education Capital Improvement Fund, Series 2005A,
                  5.000%, 9/01/15 - FSA Insured
               New Jersey Health Care Facilities Financing Authority, Lease
               Revenue Bonds, Department of Human Services - Greystone Park
               Psychiatric Hospital, Series 2005:
         925      5.000%, 9/15/18 - AMBAC Insured                                     9/15 at 100.00          AA-           958,633
       1,400      5.000%, 9/15/24 - AMBAC Insured                                     9/15 at 100.00          AA-         1,393,980
         250   New Jersey Health Care Facilities Financing Authority, State          10/18 at 100.00          AA-           248,135
                  Contract Bonds, Hospital Asset Transformation Program,
                  Series 2008A, 5.250%, 10/01/38
       1,000   New Jersey Transit Corporation, Certificates of Participation,           No Opt. Call           A1         1,090,320
                  Federal Transit Administration Grants, Series 2002A, 5.500%,
                  9/15/14 - AMBAC Insured
       1,000   New Jersey Transit Corporation, Lease Appropriation Bonds,             9/15 at 100.00          AA-         1,028,010
                  Series 2005A, 5.000%, 9/15/18 - FGIC Insured
               New Jersey Transportation Trust Fund Authority, Federal Highway
               Aid Grant Anticipation Bonds, Series 2006:
         350      5.000%, 6/15/17 - FGIC Insured                                      6/16 at 100.00          AA-           378,392
         610      5.000%, 6/15/18 - FGIC Insured                                      6/16 at 100.00          AA-           651,169
       1,300   New Jersey Transportation Trust Fund Authority, Transportation           No Opt. Call          AA-         1,457,378
                  System Bonds, Series 2004B, 5.500%, 12/15/16 - MBIA Insured
       1,280   New Jersey Transportation Trust Fund Authority, Transportation         6/15 at 100.00          AAA         1,359,936
                  System Bonds, Series 2005D, 5.000%, 6/15/19 - FSA Insured
       1,300   New Jersey Transportation Trust Fund Authority, Transportation           No Opt. Call          AA-         1,415,063
                  System Bonds, Series 2006A, 5.500%, 12/15/22
               New Jersey Transportation Trust Fund Authority, Transportation
               System Bonds, Series 2006C:
       4,315      0.000%, 12/15/28 - AMBAC Insured                                      No Opt. Call          AA-         1,349,861
       3,000      0.000%, 12/15/32 - FSA Insured                                        No Opt. Call          AAA           709,320
       6,000      0.000%, 12/15/34 - FSA Insured                                        No Opt. Call          AAA         1,245,660
       1,000   New Jersey Transportation Trust Fund Authority, Transportation        12/17 at 100.00          AA-         1,009,010
                  System Bonds, Series 2007A, 5.000%, 12/15/26 - AMBAC Insured

                                                           Nuveen Investments 47

    | Portfolio of INVESTMENTS April 30, 2009

   PRINCIPAL                                                                           OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                         PROVISIONS (2)  RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
               TAX OBLIGATION/LIMITED (continued)
$        405   Puerto Rico Convention Center District Authority, Hotel                7/16 at 100.00         BBB+   $       311,571
                  Occupancy Tax Revenue Bonds, Series 2006A, 4.500%, 7/01/36 -
                  CIFG Insured
       1,500   Virgin Islands Public Finance Authority, Senior Lien Revenue          10/09 at 100.50         Baa2         1,475,070
                  Refunding Bonds, Matching Fund Loan Note, Series 1998A,
                  5.500%, 10/01/18 - RAAI Insured
------------------------------------------------------------------------------------------------------------------------------------
      38,870   Total Tax Obligation/Limited                                                                              29,542,598
------------------------------------------------------------------------------------------------------------------------------------

               TRANSPORTATION - 17.7% (11.8% OF TOTAL INVESTMENTS)
               Delaware River and Bay Authority, Delaware and New Jersey,
               Revenue Bonds, Series 2005:
       1,000      5.000%, 1/01/25 - MBIA Insured                                      1/15 at 100.00          AA-         1,012,730
       1,000      5.000%, 1/01/26 - MBIA Insured                                      1/15 at 100.00          AA-         1,007,290
         500      5.000%, 1/01/27 - MBIA Insured                                      1/15 at 100.00          AA-           505,125
         900   New Jersey Economic Development Authority, Special Facilities         11/10 at 101.00            B           631,593
                  Revenue Bonds, Continental Airlines Inc., Series 2000,
                  7.000%, 11/15/30 (Alternative Minimum Tax)
          50   New Jersey Turnpike Authority, Revenue Bonds, Series 1991C,              No Opt. Call           AA            60,606
                  6.500%, 1/01/16 - MBIA Insured
       3,000   New Jersey Turnpike Authority, Revenue Bonds, Series 2003A,            7/13 at 100.00          AA-         3,114,000
                  5.000%, 1/01/19 - FGIC Insured
         300   New Jersey Turnpike Authority, Revenue Bonds, Series 2005A,              No Opt. Call          AAA           323,016
                  5.250%, 1/01/29 - FSA Insured
         310   Port Authority of New York and New Jersey, Consolidated Revenue        8/17 at 100.00          AAA           320,887
                  Bonds, One Hundred Forty Eighth Series 2008, Trust 2920,
                  17.177%, 8/15/32 - FSA Insured (IF)
         500   Port Authority of New York and New Jersey, Consolidated Revenue        1/14 at 101.00          AA-           503,050
                  Bonds, One Hundred Thirty-Fourth Series 2004, 5.000%, 7/15/34
       5,000   Port Authority of New York and New Jersey, Special Project             6/09 at 101.00          AA-         4,170,399
                  Bonds, JFK International Air Terminal LLC, Sixth Series
                  1997, 5.750%, 12/01/22 - MBIA Insured (Alternative Minimum
                  Tax)
       3,435   South Jersey Transportation Authority New Jersey,                     11/09 at 101.00            A         3,467,461
                  Transportation System Revenue Bonds, Series 1999, 5.125%,
                  11/01/22 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
      15,995   Total Transportation                                                                                      15,116,157
------------------------------------------------------------------------------------------------------------------------------------

               U.S. GUARANTEED - 23.9% (15.9% OF TOTAL INVESTMENTS) (4)
       2,400   New Jersey Economic Development Authority, School Facilities           6/11 at 100.00          AAA         2,599,416
                  Construction Bonds, Series 2001A, 5.000%, 6/15/21
                  (Pre-refunded 6/15/11) - AMBAC Insured
         385   New Jersey Educational Facilities Authority, Revenue Bonds,            7/16 at 100.00      AA- (4)           451,251
                  Kean University, Series 2005B, 5.000%, 7/01/30 (Pre-refunded
                  7/01/16) - MBIA Insured
         690   New Jersey Educational Facilities Authority, Revenue Bonds,            7/14 at 100.00      AA- (4)           795,563
                  Montclair State University, Series 2004L, 5.125%, 7/01/21
                  (Pre-refunded 7/01/14) - MBIA Insured
               New Jersey Educational Facilities Authority, Revenue Bonds,
               Montclair State University, Series 2005F:
       1,200      5.000%, 7/01/17 (Pre-refunded 7/01/15) - FGIC Insured               7/15 at 100.00       A2 (4)         1,393,188
       1,000      5.000%, 7/01/24 (Pre-refunded 7/01/15) - FGIC Insured               7/15 at 100.00       A2 (4)         1,160,990
         520      5.000%, 7/01/32 (Pre-refunded 7/01/15) - FGIC Insured               7/15 at 100.00       A2 (4)           603,715
         415   New Jersey Educational Facilities Authority, Revenue Bonds,            7/11 at 101.00       A+ (4)           454,450
                  Rowan College, Series 2001C, 5.000%, 7/01/31 (Pre-refunded
                  7/01/11) - FGIC Insured
         625   New Jersey Educational Facilities Authority, Revenue Bonds,            7/14 at 100.00      AA- (4)           716,800
                  Rowan University, Series 2004C, 5.000%, 7/01/24
                  (Pre-refunded 7/01/14) - MBIA Insured
       1,350   New Jersey Health Care Facilities Financing Authority, Revenue         7/12 at 100.00     Baa3 (4)         1,539,554
                  Bonds, South Jersey Hospital System, Series 2002, 5.875%,
                  7/01/21 (Pre-refunded 7/01/12)

48 Nuveen Investments

   PRINCIPAL                                                                           OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                         PROVISIONS (2)  RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
               U.S. GUARANTEED (4) (continued)
$        845   New Jersey Health Care Facilities Financing Authority, Revenue           No Opt. Call     BBB- (4)   $       979,854
                  Bonds, St. Clare's Hospital, Series 2004A, 5.250%, 7/01/20 -
                  RAAI Insured (ETM)
         500   New Jersey Health Care Facilities Financing Authority, Revenue         7/10 at 101.00     BBB- (4)           544,265
                  Bonds, Trinitas Hospital Obligated Group, Series 2000,
                  7.500%, 7/01/30 (Pre-refunded 7/01/10)
               New Jersey Turnpike Authority, Revenue Bonds, Series 1991C:
         130      6.500%, 1/01/16 (ETM)                                                 No Opt. Call          AAA           161,802
          20      6.500%, 1/01/16 - MBIA Insured (ETM)                                  No Opt. Call      AA- (4)            25,243
         905      6.500%, 1/01/16 (ETM)                                                 No Opt. Call          AAA         1,063,547
         375   Newark Housing Authority, New Jersey, Port Authority Terminal          1/14 at 100.00      AA- (4)           432,413
                  Revenue Bonds, Series 2004, 5.250%, 1/01/21 (Pre-refunded
                  1/01/14) - MBIA Insured
       1,500   Puerto Rico Infrastructure Financing Authority, Special               10/10 at 101.00          AAA         1,567,350
                  Obligation Bonds, Series 2000A, 5.500%, 10/01/40
       2,150   Puerto Rico, General Obligation and Public Improvement Bonds,          7/11 at 100.00          AAA         2,345,349
                  Series 2001, 5.250%, 7/01/27 (Pre-refunded 7/01/11) - FSA
                  Insured
               Tobacco Settlement Financing Corporation, New Jersey, Tobacco
               Settlement Asset-Backed Bonds, Series 2003:
       2,135      6.125%, 6/01/24 (Pre-refunded 6/01/12)                              6/12 at 100.00          AAA         2,240,469
       1,125      6.375%, 6/01/32 (Pre-refunded 6/01/13)                              6/13 at 100.00          AAA         1,299,510
------------------------------------------------------------------------------------------------------------------------------------
      18,270   Total U.S. Guaranteed                                                                                     20,374,729
------------------------------------------------------------------------------------------------------------------------------------

               UTILITIES - 1.1% (0.7% OF TOTAL INVESTMENTS)
         210   Camden County Pollution Control Financing Authority, New               6/09 at 100.00         Baa3           210,441
                  Jersey, Solid Waste Disposal and Resource Recovery System
                  Revenue Bonds, Series 1991B, 7.500%, 12/01/09 (Alternative
                  Minimum Tax)
         750   New Jersey Economic Development Authority, Pollution Control             No Opt. Call         Baa1           733,215
                  Revenue Refunding Bonds, Public Service Electric and Gas
                  Company, Series 2001A, 5.000%, 3/01/12
------------------------------------------------------------------------------------------------------------------------------------
         960   Total Utilities                                                                                              943,656
------------------------------------------------------------------------------------------------------------------------------------

               WATER AND SEWER - 20.9% (13.9% OF TOTAL INVESTMENTS)
         225   Guam Government Waterworks Authority, Water and Wastewater             7/15 at 100.00          Ba2           185,339
                  System Revenue Bonds, Series 2005, 6.000%, 7/01/25
       4,635   New Jersey Economic Development Authority, Water Facilities            5/09 at 101.00          N/R         3,844,268
                  Revenue Bonds, American Water Company, Series 1997B, 5.375%,
                  5/01/32 - FGIC Insured (Alternative Minimum Tax)
       7,000   New Jersey Economic Development Authority, Water Facilities            8/09 at 101.00          AA-         6,188,419
                  Revenue Bonds, Middlesex Water Company, Series 1998, 5.350%,
                  2/01/38 - MBIA Insured (Alternative Minimum Tax)
         390   New Jersey Environmental Infrastructure Trust, Environmental           9/09 at 100.50          AAA           394,407
                  Infrastructure Bonds, Series 1998A, 4.500%, 9/01/18

                                                           Nuveen Investments 49

    | Portfolio of INVESTMENTS April 30, 2009

   PRINCIPAL                                                                           OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                         PROVISIONS (2)  RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
               WATER AND SEWER (continued)
$     15,840   North Hudson Sewerage Authority, New Jersey, Sewerage Revenue            No Opt. Call         Baa1   $     7,202,130
                  Refunding Bonds, Series 2001A, 0.000%, 8/01/23 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------
      28,090   Total Water and Sewer                                                                                     17,814,563
------------------------------------------------------------------------------------------------------------------------------------
$    151,875   Total Investments (cost $136,432,591) - 150.1%                                                           127,894,233
============------------------------------------------------------------------------------------------------------------------------
               Other Assets Less Liabilities - 5.1%                                                                       4,360,920
               ---------------------------------------------------------------------------------------------------------------------
               Preferred Shares, at Liquidation Value - (55.2)% (5)                                                     (47,025,000)
               ---------------------------------------------------------------------------------------------------------------------
               Net Assets Applicable to Common Shares - 100%                                                        $    85,230,153
               =====================================================================================================================

(1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

(2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

      The Portfolio of Investments may reflect the ratings on certain bonds whose insurer has experienced downgrades as of the end of the reporting period. Please see the Portfolio Manager's Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5) Preferred Shares, at Liquidation Value as a percentage of Total Investments is 36.8%.

N/R   Not rated.

(ETM) Escrowed to maturity.

(IF)  Inverse floating rate investment.

                                 See accompanying notes to financial statements.

50 Nuveen Investments

NUJ | Nuveen New Jersey Dividend Advantage Municipal Fund 2
    | Portfolio of INVESTMENTS April 30, 2009

   PRINCIPAL                                                                           OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                         PROVISIONS (2)  RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
               CONSUMER DISCRETIONARY - 0.3% (0.2% OF TOTAL INVESTMENTS)
               Middlesex County Improvement Authority, New Jersey, Senior
               Revenue Bonds, Heldrich Center Hotel/Conference Center
               Project, Series 2005A:
$        180      5.000%, 1/01/32                                                     1/15 at 100.00           B1   $        87,898
         150      5.125%, 1/01/37                                                     1/15 at 100.00           B1            71,693
------------------------------------------------------------------------------------------------------------------------------------
         330   Total Consumer Discretionary                                                                                 159,591
------------------------------------------------------------------------------------------------------------------------------------

               CONSUMER STAPLES - 2.9% (1.9% OF TOTAL INVESTMENTS)
               Tobacco Settlement Financing Corporation, New Jersey, Tobacco
               Settlement Asset-Backed Bonds, Series 2007-1A:
         950      4.750%, 6/01/34                                                     6/17 at 100.00          BBB           515,090
       2,200      5.000%, 6/01/41                                                     6/17 at 100.00          BBB         1,164,856
------------------------------------------------------------------------------------------------------------------------------------
       3,150   Total Consumer Staples                                                                                     1,679,946
------------------------------------------------------------------------------------------------------------------------------------

               EDUCATION AND CIVIC ORGANIZATIONS - 15.3% (10.0% OF TOTAL INVESTMENTS)
       3,000   New Jersey Educational Facilities Authority, Revenue Bonds,            7/12 at 100.00          AA-         3,052,769
                  College of New Jersey Project, Series 2002C, 4.750%, 7/01/19
                  - FGIC Insured
         200   New Jersey Educational Facilities Authority, Revenue Bonds,            7/14 at 100.00          N/R           172,080
                  Fairleigh Dickinson University, Series 2004C, 5.500%, 7/01/23
               New Jersey Educational Facilities Authority, Revenue Bonds,
               Kean University, Series 2007D:
         790      5.000%, 7/01/32 - FGIC Insured                                      7/17 at 100.00          AA-           794,155
         495      5.000%, 7/01/39 - FGIC Insured                                      7/17 at 100.00          AA-           491,530
         575   New Jersey Educational Facilities Authority, Revenue Bonds, New        1/14 at 100.00            A           597,994
                  Jersey Institute of Technology, Series 2004B, 5.000%,
                  7/01/21 - AMBAC Insured
         500   New Jersey Educational Facilities Authority, Revenue Bonds,            7/14 at 100.00          AA-           523,390
                  William Paterson University, Series 2004A, 5.125%, 7/01/19 -
                  FGIC Insured
       1,090   New Jersey Educational Facilities Authority, Revenue Refunding         7/12 at 100.00         Baa1         1,041,996
                  Bonds, Rider University, Series 2002A, 5.000%, 7/01/17 -
                  RAAI Insured
       1,000   Puerto Rico Industrial, Tourist, Educational, Medical and              8/09 at 101.00         BBB-           838,500
                  Environmental Control Facilities Financing Authority, Higher
                  Education Revenue Bonds, Ana G. Mendez University System,
                  Series 1999, 5.375%, 2/01/19
       1,790   University of Medicine and Dentistry of New Jersey, Revenue           12/12 at 100.00            A         1,412,059
                  Bonds, Series 2002A, 5.000%, 12/01/31 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
       9,440   Total Education and Civic Organizations                                                                    8,924,473
------------------------------------------------------------------------------------------------------------------------------------

               ENERGY - 1.3% (0.9% OF TOTAL INVESTMENTS)
       1,000   Virgin Islands, Senior Secured Revenue Bonds, Government               1/13 at 100.00          BBB           788,840
                  Refinery Facilities - Hovensa LLC Coker, Series 2002,
                  6.500%, 7/01/21 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------

               FINANCIALS - 4.5% (2.9% OF TOTAL INVESTMENTS)
         600   New Jersey Economic Development Authority, Economic Development       11/10 at 100.00          N/R           384,696
                  Revenue Bonds, Glimcher Properties LP, Series 1998, 6.000%,
                  11/01/28 (Alternative Minimum Tax)
       1,250   New Jersey Economic Development Authority, Industrial                 10/09 at 100.00          Ba1         1,128,875
                  Development Revenue Refunding Bonds, Newark Airport Marriott
                  Hotel, Series 1996, 7.000%, 10/01/14

                                                           Nuveen Investments 51

    | Portfolio of INVESTMENTS April 30, 2009

   PRINCIPAL                                                                           OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                         PROVISIONS (2)  RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
               FINANCIALS (continued)
$      1,450   New Jersey Economic Development Authority, Revenue Refunding             No Opt. Call         Baa3   $     1,100,840
                  Bonds, Kapkowski Road Landfill Project, Series 2002,
                  5.750%, 10/01/21
------------------------------------------------------------------------------------------------------------------------------------
       3,300   Total Financials                                                                                           2,614,411
------------------------------------------------------------------------------------------------------------------------------------

               HEALTH CARE - 30.7% (20.0% OF TOTAL INVESTMENTS)
         220   Camden County Improvement Authority, New Jersey, Revenue               8/14 at 100.00          BBB           158,266
                  Bonds, Cooper Health System, Series 2004A, 5.750%, 2/15/34
         400   New Jersey Health Care Facilities Finance Authority, Revenue           7/18 at 100.00           A+           360,576
                  Bonds, AHS Hospital Corporation, Series 2008A, 5.000%,
                  7/01/27
               New Jersey Health Care Facilities Financing Authority,
               FHA-Insured Mortgage Revenue Bonds, Jersey City Medical
               Center, Series 2001:
         500      5.000%, 8/01/31 - AMBAC Insured                                     8/11 at 100.00            A           496,775
       1,925      5.000%, 8/01/41 - AMBAC Insured                                     8/11 at 100.00            A         1,850,406
         610   New Jersey Health Care Facilities Financing Authority, Revenue         7/17 at 100.00           A+           517,304
                  Bonds, Atlanticare Regional Medical Center, Series 2007,
                  5.000%, 7/01/37
               New Jersey Health Care Facilities Financing Authority, Revenue
               Bonds, Capital Health System Obligated Group, Series 2003A:
         750      5.000%, 7/01/26                                                     7/13 at 100.00         Baa1           837,488
         630      5.375%, 7/01/33                                                     7/13 at 100.00         Baa1           712,877
       1,000   New Jersey Health Care Facilities Financing Authority, Revenue         7/17 at 100.00          Aa2           953,460
                  Bonds, CentraState Medical Center, Series 2006A, 5.000%,
                  7/01/30 - AGC Insured
          90   New Jersey Health Care Facilities Financing Authority, Revenue         7/15 at 100.00         Baa3            69,918
                  Bonds, Children's Specialized Hospital, Series 2005A,
                  5.500%, 7/01/36
         120   New Jersey Health Care Facilities Financing Authority, Revenue         7/16 at 100.00           A-            98,458
                  Bonds, Hunterdon Medical Center, Series 2006, 5.125%,
                  7/01/35
               New Jersey Health Care Facilities Financing Authority, Revenue
               Bonds, Kennedy Health System Obligated Group, Series 2001:
         400      5.500%, 7/01/21                                                     7/11 at 100.00           A2           400,776
         140      5.625%, 7/01/31                                                     7/11 at 100.00           A2           130,357
         510   New Jersey Health Care Facilities Financing Authority, Revenue         7/09 at 101.00           AA           483,827
                  Bonds, Meridian Health System Obligated Group, Series 1999,
                  5.250%, 7/01/29 - FSA Insured
       1,185   New Jersey Health Care Facilities Financing Authority, Revenue         7/12 at 101.00          BB+           854,314
                  Bonds, Palisades Medical Center of New York Presbyterian
                  Healthcare System, Series 2002, 6.625%, 7/01/31
       3,500   New Jersey Health Care Facilities Financing Authority, Revenue         7/10 at 100.00           A2         3,384,849
                  Bonds, Robert Wood Johnson University Hospital, Series
                  2000, 5.750%, 7/01/31
         630   New Jersey Health Care Facilities Financing Authority, Revenue         7/13 at 100.00         BBB-           543,816
                  Bonds, Shore Memorial Health System, Series 2003, 5.000%,
                  7/01/23 - RAAI Insured
         700   New Jersey Health Care Facilities Financing Authority, Revenue         7/13 at 100.00          Ba2           365,631
                  Bonds, Somerset Medical Center, Series 2003, 5.500%, 7/01/33
               New Jersey Health Care Facilities Financing Authority, Revenue
               Bonds, South Jersey Hospital System, Series 2006:
         455      5.000%, 7/01/36                                                     7/16 at 100.00           A2           378,478
         435      5.000%, 7/01/46                                                     7/16 at 100.00           A2           348,187
         775   New Jersey Health Care Facilities Financing Authority, Revenue         7/10 at 100.00         Baa2           776,403
                  Bonds, St. Peter's University Hospital, Series 2000A,
                  6.875%, 7/01/20
       1,390   New Jersey Health Care Facilities Financing Authority, Revenue         7/12 at 100.00           A+         1,396,255
                  Refunding Bonds, Atlantic City Medical Center, Series 2002,
                  5.750%, 7/01/25

52 Nuveen Investments

   PRINCIPAL                                                                           OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                         PROVISIONS (2)  RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
               HEALTH CARE (continued)
$      1,150   New Jersey Health Care Facilities Financing Authority, Revenue         1/12 at 100.00         BBB-   $       790,982
                  Refunding Bonds, Bayshore Community Hospital, Series 2002,
                  5.125%, 7/01/32 - RAAI Insured
         960   New Jersey Health Facilities Financing Authority, Revenue              7/18 at 100.00          AAA           946,877
                  Bonds, Meridian Health, Series 2007-I, 5.000%, 7/01/38 -
                  AGC Insured
       1,100   Puerto Rico Industrial, Tourist, Educational, Medical and              6/09 at 100.50           A3         1,107,315
                  Environmental Control Facilities Financing Authority,
                  Adjustable Rate Industrial Revenue Bonds, American Home
                  Products Corporation, Series 1983A, 5.100%, 12/01/18
------------------------------------------------------------------------------------------------------------------------------------
      19,575   Total Health Care                                                                                         17,963,595
------------------------------------------------------------------------------------------------------------------------------------

               HOUSING/SINGLE FAMILY - 0.3% (0.2% OF TOTAL INVESTMENTS)
         225   New Jersey Housing and Mortgage Finance Agency, Single Family          4/17 at 100.00           AA           190,721
                  Housing Revenue Bonds, Series 2007T, 4.700%, 10/01/37
                  (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------

               INDUSTRIALS - 0.4% (0.3% OF TOTAL INVESTMENTS)
         220   Gloucester County Improvement Authority, New Jersey, Solid               No Opt. Call          BBB           221,265
                  Waste Resource Recovery Revenue Refunding Bonds, Waste
                  Management Inc. Project, Series 1999B, 6.850%, 12/01/29
                  (Mandatory put 12/01/09)
------------------------------------------------------------------------------------------------------------------------------------

               LONG-TERM CARE - 8.8% (5.7% OF TOTAL INVESTMENTS)
         415   Burlington County Bridge Commission, New Jersey, Economic              1/18 at 100.00          N/R           250,560
                  Development Revenue Bonds, The Evergreens Project, Series
                  2007, 5.625%, 1/01/38
               New Jersey Economic Development Authority, Revenue Bonds,
               Masonic Charity Foundation of New Jersey, Series 2001:
       1,000      5.500%, 6/01/21                                                     6/11 at 102.00           A-         1,005,750
       4,000      5.500%, 6/01/31                                                     6/11 at 102.00           A-         3,647,519
         375   New Jersey Economic Development Authority, Revenue Bonds,              7/09 at 101.00          BB+           246,825
                  United Methodist Homes of New Jersey Obligated Group,
                  Series 1998, 5.125%, 7/01/25
------------------------------------------------------------------------------------------------------------------------------------
       5,790   Total Long-Term Care                                                                                       5,150,654
------------------------------------------------------------------------------------------------------------------------------------

               TAX OBLIGATION/GENERAL - 1.9% (1.2% OF TOTAL INVESTMENTS)
         700   Jersey City, New Jersey, General Obligation Bonds, Series              9/16 at 100.00           A1           728,721
                  2006A, 5.000%, 9/01/22 - AMBAC Insured
         385   Puerto Rico, General Obligation and Public Improvement Bonds,          7/11 at 100.00          AAA           387,041
                  Series 2001, 5.125%, 7/01/23 - FSA Insured
------------------------------------------------------------------------------------------------------------------------------------
       1,085   Total Tax Obligation/General                                                                               1,115,762
------------------------------------------------------------------------------------------------------------------------------------

               TAX OBLIGATION/LIMITED - 29.5% (19.2% OF TOTAL INVESTMENTS)
         400   Bergen County Improvement Authority, New Jersey, Guaranteed              No Opt. Call          Aaa           447,920
                  Lease Revenue Bonds, County Administration Complex Project,
                  Series 2005, 5.000%, 11/15/26
       1,000   Burlington County Bridge Commission, New Jersey, Guaranteed           12/13 at 100.00           AA         1,080,170
                  Pooled Loan Bonds, Series 2003, 5.000%, 12/01/18 - MBIA
                  Insured
         750   Casino Reinvestment Development Authority, New Jersey, Hotel           1/15 at 102.00            A           770,738
                  Room Fee Revenue Bonds, Series 2004, 5.250%, 1/01/16 -
                  AMBAC Insured
         435   Essex County Improvement Authority, New Jersey, Project                  No Opt. Call           A1           479,287
                  Consolidation Revenue Bonds, Series 2007, 5.250%, 12/15/22
                  - AMBAC Insured
         530   Garden State Preservation Trust, New Jersey, Open Space and              No Opt. Call          AAA           614,493
                  Farmland Preservation Bonds, Series 2005C, 5.125%, 11/01/18
                  - FSA Insured
       1,305   New Jersey Building Authority, State Building Revenue Bonds,           6/16 at 100.00          AA-         1,327,616
                  Series 2007A, 5.000%, 6/15/26

                                                           Nuveen Investments 53

    | Portfolio of INVESTMENTS April 30, 2009

   PRINCIPAL                                                                           OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                         PROVISIONS (2)  RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
               TAX OBLIGATION/LIMITED (continued)
               New Jersey Economic Development Authority, Cigarette Tax
               Revenue Bonds, Series 2004:
$        435      5.500%, 6/15/24                                                     6/12 at 100.00          BBB   $       340,200
         700      5.750%, 6/15/34                                                     6/14 at 100.00          BBB           500,311
               New Jersey Economic Development Authority, Revenue Bonds,
               Newark Downtown District Management Corporation Project,
               Series 2007:
          50      5.125%, 6/15/27                                                     6/17 at 100.00         Baa3            37,966
          75      5.125%, 6/15/37                                                     6/17 at 100.00         Baa3            52,648
               New Jersey Economic Development Authority, School Facilities
               Construction Financing Program Bonds, Series 2007U:
         435      5.000%, 9/01/37 - AMBAC Insured                                     9/17 at 100.00          AA-           431,063
         870      5.000%, 9/01/37                                                     9/17 at 100.00          AA-           862,127
         350   New Jersey Educational Facilities Authority, Revenue Bonds,              No Opt. Call          AAA           394,258
                  Higher Education Capital Improvement Fund, Series 2005A,
                  5.000%, 9/01/15 - FSA Insured
               New Jersey Health Care Facilities Financing Authority, Lease
               Revenue Bonds, Department of Human Services - Greystone Park
               Psychiatric Hospital, Series 2005:
         655      5.000%, 9/15/18 - AMBAC Insured                                     9/15 at 100.00          AA-           678,816
         985      5.000%, 9/15/24 - AMBAC Insured                                     9/15 at 100.00          AA-           980,765
         200   New Jersey Health Care Facilities Financing Authority, State          10/18 at 100.00          AA-           198,508
                  Contract Bonds, Hospital Asset Transformation Program,
                  Series 2008A, 5.250%, 10/01/38
       1,000   New Jersey Transit Corporation, Certificates of Participation,           No Opt. Call           A1         1,090,320
                  Federal Transit Administration Grants, Series 2002A,
                  5.500%, 9/15/14 - AMBAC Insured
         765   New Jersey Transit Corporation, Lease Appropriation Bonds,             9/15 at 100.00          AA-           786,428
                  Series 2005A, 5.000%, 9/15/18 - FGIC Insured
               New Jersey Transportation Trust Fund Authority, Federal
               Highway Aid Grant Anticipation Bonds, Series 2006:
         295      5.000%, 6/15/17 - FGIC Insured                                      6/16 at 100.00          AA-           318,930
         525      5.000%, 6/15/18 - FGIC Insured                                      6/16 at 100.00          AA-           560,432
         900   New Jersey Transportation Trust Fund Authority, Transportation           No Opt. Call          AA-         1,008,954
                  System Bonds, Series 2004B, 5.500%, 12/15/16 - MBIA Insured
         665   New Jersey Transportation Trust Fund Authority, Transportation         6/15 at 100.00          AAA           706,529
                  System Bonds, Series 2005D, 5.000%, 6/15/19 - FSA Insured
         800   New Jersey Transportation Trust Fund Authority, Transportation           No Opt. Call          AA-           870,808
                  System Bonds, Series 2006A, 5.500%, 12/15/22
               New Jersey Transportation Trust Fund Authority, Transportation
               System Bonds, Series 2006C:
       3,040      0.000%, 12/15/28 - AMBAC Insured                                      No Opt. Call          AA-           951,003
       2,000      0.000%, 12/15/32 - FSA Insured                                        No Opt. Call          AAA           472,880
       5,000      0.000%, 12/15/34 - FSA Insured                                        No Opt. Call          AAA         1,038,050
         290   Puerto Rico Convention Center District Authority, Hotel                7/16 at 100.00         BBB+           223,100
                  Occupancy Tax Revenue Bonds, Series 2006A, 4.500%, 7/01/36
                  - CIFG Insured
------------------------------------------------------------------------------------------------------------------------------------
      24,455   Total Tax Obligation/Limited                                                                              17,224,320
------------------------------------------------------------------------------------------------------------------------------------

               TRANSPORTATION - 24.2% (15.8% OF TOTAL INVESTMENTS)
         500   Delaware River and Bay Authority, Delaware and New Jersey,             1/15 at 100.00          AA-           505,125
                  Revenue Bonds, Series 2005, 5.000%, 1/01/27 - MBIA Insured
         600   New Jersey Economic Development Authority, Special Facilities         11/10 at 101.00            B           421,062
                  Revenue Bonds, Continental Airlines Inc., Series 2000,
                  7.000%, 11/15/30 (Alternative Minimum Tax)
       2,000   New Jersey Turnpike Authority, Revenue Bonds, Series 2003A,            7/13 at 100.00          AA-         2,076,000
                  5.000%, 1/01/19 - FGIC Insured
       1,500   New Jersey Turnpike Authority, Revenue Bonds, Series 2005A,              No Opt. Call          AAA         1,615,080
                  5.250%, 1/01/29 - FSA Insured

54 Nuveen Investments

   PRINCIPAL                                                                           OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                         PROVISIONS (2)  RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
               TRANSPORTATION (continued)
$        500   Port Authority of New York and New Jersey, Consolidated                1/14 at 101.00          AA-   $       503,050
                  Revenue Bonds, One Hundred Thirty-Fourth Series 2004,
                  5.000%, 7/15/34
       3,000   Port Authority of New York and New Jersey, Consolidated                4/12 at 101.00          AAA         3,052,589
                  Revenue Bonds, One Hundred Twenty-Fifth Series 2002,
                  5.000%, 10/15/26 - FSA Insured
       2,000   Port Authority of New York and New Jersey, Consolidated                6/14 at 100.00          AA-         1,811,160
                  Revenue Bonds, One Hundred Twenty-Seventh Series 2002,
                  5.125%, 6/15/37 - AMBAC Insured (Alternative Minimum Tax)
               Port Authority of New York and New Jersey, Special Project
               Bonds, JFK International Air Terminal LLC, Sixth Series
               1997:
       4,000      7.000%, 12/01/12 - MBIA Insured (Alternative Minimum Tax)             No Opt. Call          AA-         4,155,759
          50      5.750%, 12/01/22 - MBIA Insured (Alternative Minimum Tax)           6/09 at 101.00          AA-            41,704
------------------------------------------------------------------------------------------------------------------------------------
      14,150   Total Transportation                                                                                      14,181,529
------------------------------------------------------------------------------------------------------------------------------------

               U.S. GUARANTEED - 27.7% (18.1% OF TOTAL INVESTMENTS) (4)
       1,000   Bergen County Improvement Authority, New Jersey, Revenue               9/12 at 101.00      N/R (4)         1,149,190
                  Bonds, Yeshiva Ktana of Passaic Project, Series 2002,
                  6.000%, 9/15/27 (Pre-refunded 9/01/12)
       2,000   Jackson Township School District, Ocean County, New Jersey,            4/12 at 100.00       AA (4)         2,216,220
                  General Obligation Bonds, Series 2002, 5.000%, 4/15/21
                  (Pre-refunded 4/15/12) - FGIC Insured
         175   New Jersey Educational Facilities Authority, Revenue Bonds,            7/16 at 100.00      AA- (4)           205,114
                  Kean University, Series 2005B, 5.000%, 7/01/30
                  (Pre-refunded 7/01/16) - MBIA Insured
               New Jersey Educational Facilities Authority, Revenue Bonds,
               Montclair State University, Series 2005F:
         800      5.000%, 7/01/17 (Pre-refunded 7/01/15) - FGIC Insured               7/15 at 100.00       A2 (4)           928,792
         315      5.000%, 7/01/32 (Pre-refunded 7/01/15) - FGIC Insured               7/15 at 100.00       A2 (4)           365,712
       1,250   New Jersey Health Care Facilities Financing Authority, Revenue         7/12 at 100.00       A2 (4)         1,425,513
                  Bonds, South Jersey Hospital System, Series 2002, 5.875%,
                  7/01/21 (Pre-refunded 7/01/12)
       1,920   New Jersey Housing and Mortgage Finance Agency, Multifamily            5/09 at 100.75       A+ (4)         1,920,845
                  Housing Revenue Bonds, Series 1997A, 5.650%, 5/01/40 -
                  AMBAC Insured (Alternative Minimum Tax)
               New Jersey Turnpike Authority, Revenue Bonds, Series 1991C:
         170      6.500%, 1/01/16 (ETM)                                                 No Opt. Call          AAA           211,587
       2,430      6.500%, 1/01/16 (ETM)                                                 No Opt. Call          AAA         2,855,712
         250   Newark Housing Authority, New Jersey, Port Authority Terminal          1/14 at 100.00      AA- (4)           288,275
                  Revenue Bonds, Series 2004, 5.250%, 1/01/21 (Pre-refunded
                  1/01/14) - MBIA Insured
       1,000   Puerto Rico Infrastructure Financing Authority, Special               10/10 at 101.00          AAA         1,044,900
                  Obligation Bonds, Series 2000A, 5.500%, 10/01/40
         505   Puerto Rico Public Finance Corporation, Commonwealth                   2/12 at 100.00          AAA           557,025
                  Appropriation Bonds, Series 2002E, 5.500%, 8/01/29
                  (Pre-refunded 2/01/12)
               Tobacco Settlement Financing Corporation, New Jersey, Tobacco
               Settlement Asset-Backed Bonds, Series 2003:
       1,525      6.125%, 6/01/24 (Pre-refunded 6/01/12)                              6/12 at 100.00          AAA         1,600,335
       1,250      6.375%, 6/01/32 (Pre-refunded 6/01/13)                              6/13 at 100.00          AAA         1,443,900
------------------------------------------------------------------------------------------------------------------------------------
      14,590   Total U.S. Guaranteed                                                                                     16,213,120
------------------------------------------------------------------------------------------------------------------------------------

               UTILITIES - 4.4% (2.9% OF TOTAL INVESTMENTS)
          95   Camden County Pollution Control Financing Authority, New               6/09 at 100.00         Baa3            95,200
                  Jersey, Solid Waste Disposal and Resource Recovery System
                  Revenue Bonds, Series 1991B, 7.500%, 12/01/09 (Alternative
                  Minimum Tax)
       2,300   Guam Power Authority, Revenue Bonds, Series 1999A, 5.250%,            10/09 at 101.00           AA         1,735,925
                  10/01/34 - MBIA Insured
         750   New Jersey Economic Development Authority, Pollution Control             No Opt. Call         Baa1           733,215
                  Revenue Refunding Bonds, Public Service Electric and Gas
                  Company, Series 2001A, 5.000%, 3/01/12
------------------------------------------------------------------------------------------------------------------------------------
       3,145   Total Utilities                                                                                            2,564,340
------------------------------------------------------------------------------------------------------------------------------------

                                                           Nuveen Investments 55

    | Portfolio of INVESTMENTS April 30, 2009

   PRINCIPAL                                                                           OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                         PROVISIONS (2)  RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
               WATER AND SEWER - 1.1% (0.7% OF TOTAL INVESTMENTS)
$        150   Guam Government Waterworks Authority, Water and Wastewater             7/15 at 100.00          Ba2   $       123,560
                  System Revenue Bonds, Series 2005, 6.000%, 7/01/25
         500   North Hudson Sewerage Authority, New Jersey, Sewerage Revenue          8/12 at 100.00          N/R           516,420
                  Refunding Bonds, Series 2002A, 5.250%, 8/01/19 - FGIC Insured
------------------------------------------------------------------------------------------------------------------------------------
         650   Total Water and Sewer                                                                                        639,980
------------------------------------------------------------------------------------------------------------------------------------
$    101,105   Total Investments (cost $95,759,793) - 153.3%                                                             89,632,547
============------------------------------------------------------------------------------------------------------------------------
               Other Assets Less Liabilities - 2.5%                                                                       1,423,295
               ---------------------------------------------------------------------------------------------------------------------
               Preferred Shares, at Liquidation Value - (55.8)% (5)                                                     (32,600,000)
               ---------------------------------------------------------------------------------------------------------------------
               Net Assets Applicable to Common Shares - 100%                                                        $    58,455,842
               ---------------------------------------------------------------------------------------------------------------------

(1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

(2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

      The Portfolio of Investments may reflect the ratings on certain bonds whose insurer has experienced downgrades as of the end of the reporting period. Please see the Portfolio Manager's Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5) Preferred Shares, at Liquidation Value as a percentage of Total Investments is 36.4%.

N/R   Not rated.

(ETM) Escrowed to maturity.

                                 See accompanying notes to financial statements.

56 Nuveen Investments

NQP | Nuveen Pennsylvania Investment Quality Municipal Fund
    | Portfolio of INVESTMENTS April 30, 2009

   PRINCIPAL                                                                           OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                         PROVISIONS (2)  RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
               CONSUMER STAPLES - 0.5% (0.3% OF TOTAL INVESTMENTS)
$      1,000   Pennsylvania Economic Development Financing Authority, Solid             No Opt. Call          AA-   $     1,004,400
                  Waste Disposal Revenue Bonds, Procter & Gamble Paper
                  Project, Series 2001, 5.375%, 3/01/31 (Alternative Minimum
                  Tax)
------------------------------------------------------------------------------------------------------------------------------------

               EDUCATION AND CIVIC ORGANIZATIONS - 31.0% (19.4% OF TOTAL
                  INVESTMENTS)
       2,000   Allegheny County Higher Education Building Authority,                  9/09 at 101.00          BBB         1,847,960
                  Pennsylvania, College Revenue Bonds, Chatham College,
                  Series 1998A, 5.250%, 9/01/18
         200   Allegheny County Higher Education Building Authority,                    No Opt. Call         Baa3           162,010
                  Pennsylvania, College Revenue Refunding Bonds, Robert
                  Morris College, Series 1998A, 6.000%, 5/01/28
       3,000   Allegheny County Higher Education Building Authority,                  3/12 at 100.00          AA-         3,013,530
                  Pennsylvania, Revenue Bonds, Carnegie Mellon University,
                  Series 2002, 5.125%, 3/01/32
       1,235   Allegheny County Higher Education Building Authority,                  2/16 at 100.00         Baa3           878,752
                  Pennsylvania, Revenue Bonds, Robert Morris University,
                  Series 2006A, 4.750%, 2/15/26
       2,000   Chester County Industrial Development Authority,                       1/12 at 100.00            A         2,004,320
                  Pennsylvania, Educational Facilities Revenue Bonds,
                  Westtown School, Series 2002, 5.000%, 1/01/26 - AMBAC
                  Insured
       3,000   Delaware County Authority, Pennsylvania, Revenue Bonds,               11/10 at 101.00           AA         3,095,430
                  Haverford College, Series 2000, 5.750%, 11/15/29
               Delaware County Authority, Pennsylvania, Revenue Bonds,
               Villanova University, Series 2006:
       1,710      5.000%, 8/01/23 - AMBAC Insured                                     8/16 at 100.00            A         1,759,094
         840      5.000%, 8/01/24 - AMBAC Insured                                     8/16 at 100.00            A           858,900
               Erie Higher Education Building Authority, Pennsylvania,
               College Revenue Bonds, Gannon University, Series 2007-GG3:
         790      5.000%, 5/01/32 - RAAI Insured                                      5/17 at 100.00         BBB-           627,339
         250      5.000%, 5/01/35 - RAAI Insured                                      5/17 at 100.00         BBB-           195,453
         575   Harveys Lake General Municipal Authority, Pennsylvania,               11/09 at 100.00          N/R           522,014
                  College Revenue Bonds, College of Misericordia Project,
                  Series 1999, 6.000%, 5/01/19 - ACA Insured Indiana County
                  Industrial Development Authority, Pennsylvania, Revenue
                  Bonds, Student
               Cooperative Association Inc./Indiana University of
               Pennsylvania - Student Union Project, Series 1999B:
         815      0.000%, 11/01/15 - AMBAC Insured                                      No Opt. Call            A           622,375
         815      0.000%, 11/01/16 - AMBAC Insured                                      No Opt. Call            A           586,140
         815      0.000%, 11/01/17 - AMBAC Insured                                      No Opt. Call            A           550,321
         815      0.000%, 11/01/18 - AMBAC Insured                                      No Opt. Call            A           516,686
         815      0.000%, 11/01/19 - AMBAC Insured                                      No Opt. Call            A           481,999
       1,515   Montgomery County Higher Education and Health Authority,               4/16 at 100.00         BBB-         1,087,740
                  Pennsylvania, Revenue Bonds, Arcadia University, Series
                  2006, 4.500%, 4/01/30 - RAAI Insured
         355   New Wilmington, Pennsylvania, Revenue, Westminster College,            5/17 at 100.00         BBB-           285,477
                  Series 2007G, 5.125%, 5/01/33 - RAAI Insured
       8,000   Pennsylvania Higher Education Assistance Agency, Capital              11/11 at 100.00           AA         7,623,520
                  Acquisition Revenue Refunding Bonds, Series 2001, 5.000%,
                  12/15/30 - MBIA Insured
       5,000   Pennsylvania Higher Educational Facilities Authority, General          6/12 at 100.00          Aa3         5,215,450
                  Revenue Bonds, State System of Higher Education, Series
                  2002W, 5.000%, 6/15/19 - AMBAC Insured
       4,600   Pennsylvania Higher Educational Facilities Authority, General          6/18 at 100.00          Aa3         4,629,900
                  Revenue Bonds, State System of Higher Education, Series
                  2008AH, 5.000%, 6/15/33

                                                           Nuveen Investments 57

    | Portfolio of INVESTMENTS April 30, 2009

   PRINCIPAL                                                                           OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                         PROVISIONS (2)  RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
               EDUCATION AND CIVIC ORGANIZATIONS (continued)
$      1,435   Pennsylvania Higher Educational Facilities Authority, Revenue          5/16 at 100.00           A-   $     1,238,821
                  Bonds, Allegheny College, Series 2006, 4.750%, 5/01/31
       2,650   Pennsylvania Higher Educational Facilities Authority, Revenue         11/17 at 100.00          AA-         2,606,832
                  Bonds, Drexel University, Series 2007A, 5.000%, 5/01/37 -
                  MBIA Insured
       5,000   Pennsylvania Higher Educational Facilities Authority, Revenue          7/11 at 100.00         BBB-         4,199,650
                  Bonds, Moravian College, Series 2001, 5.375%, 7/01/31 -
                  RAAI Insured
       3,870   Pennsylvania Higher Educational Facilities Authority, Revenue          4/16 at 100.00          AA-         4,075,497
                  Bonds, Temple University, First Series of 2006, 5.000%,
                  4/01/21 - MBIA Insured
         320   Pennsylvania Higher Educational Facilities Authority, Revenue          1/13 at 100.00           A1           327,510
                  Bonds, Thomas Jefferson University, Series 2002, 5.000%,
                  1/01/20
       2,000   Pennsylvania Higher Educational Facilities Authority, Revenue          7/15 at 100.00          AA+         2,008,320
                  Bonds, University of Pennsylvania, Series 2005C, 5.000%,
                  7/15/38
       2,945   Pennsylvania Higher Educational Facilities Authority, Revenue          7/13 at 100.00           A-         2,990,324
                  Bonds, Ursinus College, Series 2003, 5.375%, 1/01/20 -
                  RAAI Insured
         785   Pennsylvania Higher Educational Facilities Authority, Revenue         11/15 at 100.00            A           790,581
                  Bonds, York College Project, Series 2005EE1, 5.250%,
                  11/01/27 - SYNCORA GTY Insured
       6,500   Pennsylvania State University, General Revenue Bonds, Series           9/15 at 100.00           AA         6,681,740
                  2005, 5.000%, 9/01/29 (UB)
               Philadelphia Authority for Industrial Development,
               Pennsylvania, Revenue Bonds, Franklin Towne Charter High
               School, Series 2006A:
         510      5.250%, 1/01/27                                                     1/17 at 100.00          BBB           595,109
         860      5.375%, 1/01/32                                                     1/17 at 100.00          BBB         1,010,878
       2,830   Swarthmore Borough Authority, Pennsylvania, Swarthmore                 9/09 at 100.00          AAA         2,838,235
                  College Revenue Bonds, Series 1998, 5.000%, 9/15/28
       1,665   Union County, Higher Education Facilities Financing                    4/13 at 100.00          Aa2         1,786,129
                  Authority, Pennsylvania, Revenue Bonds, Bucknell
                  University, Series 2002A, 5.250%, 4/01/18
------------------------------------------------------------------------------------------------------------------------------------
      70,515   Total Education and Civic Organizations                                                                   67,714,036
------------------------------------------------------------------------------------------------------------------------------------

               HEALTH CARE - 13.6% (8.5% OF TOTAL INVESTMENTS)
               Allegheny County Hospital Development Authority,
               Pennsylvania, Revenue Bonds, Ohio Valley General Hospital,
               Series 2005A:
       1,150      5.000%, 4/01/25                                                     4/15 at 100.00         Baa2           870,401
       1,555      5.125%, 4/01/35                                                     4/15 at 100.00         Baa2         1,065,439
       1,115   Erie County Hospital Authority, Pennsylvania, Revenue Bonds,          11/12 at 100.00            A         1,119,304
                  Hamot Health Foundation, Series 2002, 5.250%, 11/01/15 -
                  AMBAC Insured
         280   Erie County Hospital Authority, Pennsylvania, Revenue Bonds,          11/17 at 100.00           A-           214,049
                  Hamot Health Foundation, Series 2007, 5.000%, 11/01/37 -
                  CIFG Insured
       1,890   Lancaster County Hospital Authority, Pennsylvania, Hospital            3/17 at 100.00          AA-         1,835,360
                  Revenue Bonds, The Lancaster General Hospital Project,
                  Series 2007A, 5.000%, 3/15/26
         250   Lebanon County Health Facilities Authority, Pennsylvania,             11/12 at 101.00         Baa2           221,613
                  Revenue Bonds, Good Samaritan Hospital Project, Series
                  2002, 5.800%, 11/15/22
       3,280   Lehigh County General Purpose Authority, Pennsylvania,                 7/18 at 100.00          AAA         3,057,780
                  Hospital Revenue Bonds, Lehigh Valley Health Network,
                  Series 2008A, 5.000%, 7/01/33 - FSA Insured
       1,250   Lehigh County General Purpose Authority, Pennsylvania,                11/14 at 100.00            A         1,199,663
                  Revenue Bonds, Good Shepherd Group, Series 2004A, 5.500%,
                  11/01/24
       5,345   Lehigh County General Purpose Authority, Pennsylvania,                11/17 at 100.00          AAA         5,221,103
                  Revenue Bonds, Good Shepherd Group, Series 2007, 5.000%,
                  11/01/30 - AGC Insured
         710   Monroe County Hospital Authority, Pennsylvania, Hospital               1/17 at 100.00           A-           564,755
                  Revenue Bonds, Pocono Medical Center, Series 2007, 5.125%,
                  1/01/37

58 Nuveen Investments

   PRINCIPAL                                                                           OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                         PROVISIONS (2)  RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
               HEALTH CARE (continued)
$      1,000   Northampton County General Purpose Authority, Pennsylvania,            8/18 at 100.00         BBB+   $       828,990
                  Hospital Revenue Bonds, Saint Luke's Hospital Project,
                  Series 2008A, 5.500%, 8/15/35
       9,000   Pennsylvania Higher Educational Facilities Authority, Revenue          1/11 at 101.00          AA-         9,158,399
                  Bonds, UPMC Health System, Series 2001A, 6.000%, 1/15/31
       1,615   Sayre Health Care Facility Authority, Pennsylvania, Revenue            7/12 at 100.00            A         1,786,658
                  Bonds, Latrobe Area Hospital, Series 2002A, 5.250%,
                  7/01/13 - AMBAC Insured
       1,060   Sayre Healthcare Facility Authority, Pennsylvania, Revenue            12/17 at 100.00            A           558,355
                  Bonds, Guthrie Healthcare System, Series 2007, 1.675%,
                  12/01/31 - AMBAC Insured
               Southcentral Pennsylvania General Authority, Revenue Bonds,
               Hanover Hospital Inc., Series 2005:
         525      5.000%, 12/01/27 - RAAI Insured                                    12/15 at 100.00         BBB-           412,141
         370      5.000%, 12/01/29 - RAAI Insured                                    12/15 at 100.00         BBB-           281,977
       1,500   West Shore Area Hospital Authority, Cumberland County,                 1/12 at 100.00          BBB         1,243,320
                  Pennsylvania, Hospital Revenue Bonds, Holy Spirit Hospital
                  of the Sisters of Christian Charity Project, Series 2001,
                  6.250%, 1/01/32
------------------------------------------------------------------------------------------------------------------------------------
      31,895   Total Health Care                                                                                         29,639,307
------------------------------------------------------------------------------------------------------------------------------------

               HOUSING/MULTIFAMILY - 2.9% (1.8% OF TOTAL INVESTMENTS)
       5,000   Pennsylvania Higher Educational Facilities Authority, Revenue          7/17 at 100.00         BBB-         3,414,900
                  Bonds, Slippery Rock University Foundation Inc., Series
                  2007A, 5.000%, 7/01/39 - SYNCORA GTY Insured
       3,300   Pennsylvania Higher Educational Facilities Authority, Revenue          7/15 at 100.00         BBB-         2,235,750
                  Bonds, Slippery Rock University Foundation Inc., Student
                  Housing Project, Series 2005A, 5.000%, 7/01/37 - SYNCORA
                  GTY Insured
         800   Philadelphia Authority for Industrial Development,                     5/15 at 102.00         Baa2           554,016
                  Pennsylvania, Multifamily Housing Revenue Bonds,
                  Presbyterian Homes Germantown - Morrisville Project,
                  Series 2005A, 5.625%, 7/01/35
         175   Pittsburgh Urban Redevelopment Authority, Pennsylvania,                8/09 at 100.00           A2           175,298
                  Mortgage Revenue Bonds, Series 1992C, 7.125%, 8/01/13
                  (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
       9,275   Total Housing/Multifamily                                                                                  6,379,964
------------------------------------------------------------------------------------------------------------------------------------

               HOUSING/SINGLE FAMILY - 10.1% (6.3% OF TOTAL INVESTMENTS)
       9,000   Pennsylvania Housing Finance Agency, Single Family Mortgage           10/15 at 100.00          AA+         8,015,309
                  Revenue Bonds, Series 1995A, 4.900%, 10/01/37 (Alternative
                  Minimum Tax)
       2,665   Pennsylvania Housing Finance Agency, Single Family Mortgage            4/15 at 100.00          AA+         2,507,632
                  Revenue Bonds, Series 2006-93A, 4.950%, 10/01/26
                  (Alternative Minimum Tax)
       1,750   Pennsylvania Housing Finance Agency, Single Family Mortgage           10/15 at 100.00          AA+         1,612,940
                  Revenue Bonds, Series 2006-94A, 5.150%, 10/01/37
                  (Alternative Minimum Tax)
       1,355   Pennsylvania Housing Finance Agency, Single Family Mortgage           10/16 at 100.00          AA+         1,181,275
                  Revenue Bonds, Series 2007-97A, 4.600%, 10/01/27
                  (Alternative Minimum Tax)
       2,130   Pennsylvania Housing Finance Agency, Single Family Mortgage           10/16 at 100.00          AA+         1,881,749
                  Revenue Bonds, Series 2007-98A, 4.850%, 10/01/31
                  (Alternative Minimum Tax)
       2,150   Pennsylvania Housing Finance Agency, Single Family Mortgage           10/17 at 100.00          AA+         2,171,565
                  Revenue Bonds, Series 2008-103-C, 5.450%, 10/01/38
       1,745   Pennsylvania Housing Finance Agency, Single Family Mortgage           10/15 at 100.00          AA+         1,608,332
                  Revenue Bonds, Series 2006, 5.150%, 10/01/37 (Alternative
                  Minimum Tax) (UB)
         910   Pittsburgh Urban Redevelopment Authority, Pennsylvania,               10/09 at 100.00          AAA           917,453
                  Mortgage Revenue Bonds, Series 1997A, 6.250%, 10/01/28
                  (Alternative Minimum Tax)
       2,125   Pittsburgh Urban Redevelopment Authority, Pennsylvania,               10/11 at 100.00          AAA         2,062,015
                  Mortgage Revenue Bonds, Series 2001B, 5.450%, 10/01/32
                  (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
      23,830   Total Housing/Single Family                                                                               21,958,270
------------------------------------------------------------------------------------------------------------------------------------

                                                           Nuveen Investments 59

    | Portfolio of INVESTMENTS April 30, 2009

   PRINCIPAL                                                                           OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                         PROVISIONS (2)  RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
               INDUSTRIALS - 4.3% (2.7% OF TOTAL INVESTMENTS)
$      5,000   Pennsylvania Economic Development Financing Authority, Exempt          5/11 at 101.00           A2   $     3,855,500
                  Facilities Revenue Bonds, Amtrak Project, Series 2001A,
                  6.375%, 11/01/41 (Alternative Minimum Tax)
       5,000   Pennsylvania Industrial Development Authority, Economic                  No Opt. Call            A         5,479,750
                  Development Revenue Bonds, Series 2002, 5.500%, 7/01/12 -
                  AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
      10,000   Total Industrials                                                                                          9,335,250
------------------------------------------------------------------------------------------------------------------------------------

               LONG-TERM CARE - 2.3% (1.5% OF TOTAL INVESTMENTS)
       1,330   Cumberland County Municipal Authority, Pennsylvania, Revenue           1/17 at 100.00          N/R           913,351
                  Bonds, Diakon Lutheran Social Ministries, Series 2007,
                  5.000%, 1/01/36
       1,500   Cumberland County Municipal Authority, Pennsylvania, Revenue          12/12 at 100.00         BBB+         1,147,755
                  Bonds, Presbyterian Homes Inc., Series 2003A, 5.000%,
                  12/01/26 - RAAI Insured
               Lancaster County Hospital Authority, Pennsylvania, Health
               Center Revenue Bonds, Masonic Homes Project, Series 2006:
       1,550      5.000%, 11/01/26                                                   11/16 at 100.00            A         1,372,711
         415      5.000%, 11/01/36                                                   11/16 at 100.00            A           335,718
       1,500   Philadelphia Authority for Industrial Development,                     7/11 at 101.00            A         1,314,630
                  Pennsylvania, Revenue Bonds, Philadelphia Corporation for
                  the Aging Project, Series 2001B, 5.250%, 7/01/26 - AMBAC
                  Insured
------------------------------------------------------------------------------------------------------------------------------------
       6,295   Total Long-Term Care                                                                                       5,084,165
------------------------------------------------------------------------------------------------------------------------------------

               MATERIALS - 0.8% (0.5% OF TOTAL INVESTMENTS)
       1,260   Bradford County Industrial Development Authority,                     12/15 at 100.00          BBB           943,249
                  Pennsylvania, Solid Waste Disposal Revenue Bonds,
                  International Paper Company, Series 2005B, 5.200%,
                  12/01/19 (Alternative Minimum Tax)
       1,750   Pennsylvania Economic Development Financing Authority, Exempt          5/09 at 102.00          N/R           913,868
                  Facilities Revenue Bonds, National Gypsum Company, Series
                  1997B, 6.125%, 11/01/27 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
       3,010   Total Materials                                                                                            1,857,117
------------------------------------------------------------------------------------------------------------------------------------

               TAX OBLIGATION/GENERAL - 26.3% (16.4% OF TOTAL INVESTMENTS)
       1,800   Allegheny County, Pennsylvania, General Obligation Bonds,              5/11 at 100.00            A         1,835,352
                  Series 2000C-53, 5.250%, 11/01/20 - FGIC Insured
       6,000   Delaware Valley Regional Finance Authority, Pennsylvania,                No Opt. Call          Aa2         6,516,120
                  Local Government Revenue Bonds, Series 2002, 5.750%,
                  7/01/17 (UB)
       7,350   Erie City School District, Erie County, Pennsylvania, General            No Opt. Call            A         2,194,196
                  Obligation Bonds, Series 2000, 0.000%, 9/01/30 - AMBAC
                  Insured
       5,000   Pennsylvania Public School Building Authority, Lease Revenue          12/16 at 100.00          AAA         4,863,450
                  Bonds, School District of Philadelphia, Series 2006B,
                  5.000% 6/01/33 - FSA Insured (UB)
       4,830   Pennsylvania State, General Obligation Bonds, Series 2007,             3/17 at 100.00           AA         5,288,319
                  Residuals 1986, 12.678%, 3/01/27 (IF)
       1,500   Pennsylvania, General Obligation Bonds, First Series 2006,            10/16 at 100.00           AA         1,702,140
                  5.000%, 10/01/18
         500   Pennsylvania, General Obligation Bonds, Second Series 2005,            1/16 at 100.00           AA           563,885
                  5.000%, 1/01/18
       1,500   Philadelphia School District, Pennsylvania, General                      No Opt. Call          AA-         1,452,030
                  Obligation Bonds, Series 2007A, 5.000%, 6/01/34 - FGIC
                  Insured
       4,135   Pine-Richland School District, Pennsylvania, School                    7/15 at 100.00          AAA         4,134,669
                  Improvement General Obligation Bonds, Series 2005, 5.000%,
                  7/15/35 - FSA Insured
       3,000   Pittsburgh School District, Allegheny County, Pennsylvania,              No Opt. Call          AAA         3,455,130
                  General Obligation Refunding Bonds, Series 2002A, 5.500%,
                  9/01/15 - FSA Insured
       1,070   Schuylkill Valley School District, Berks County,                       4/16 at 100.00           A1         1,105,513
                  Pennsylvania, General Obligation Bonds, Series 2006A,
                  5.000%, 4/01/22 - FGIC Insured
         445   State Public School Building Authority, Pennsylvania, School          11/13 at 100.00          AA-           449,971
                  Revenue Bonds, Conneaut School District, Series 2003,
                  5.250%, 11/01/21 - FGIC Insured

60 Nuveen Investments

   PRINCIPAL                                                                           OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                         PROVISIONS (2)  RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
               TAX OBLIGATION/GENERAL (continued)
$     21,000   State Public School Building Authority, Pennsylvania, Lease              No Opt. Call          AAA   $    22,334,760
                  Revenue Bonds, Philadelphia School District, Series 2003,
                  5.500%, 6/01/28 - FSA Insured (UB)
       1,465   Stroudsburg Area School District, Monroe County,                       4/12 at 100.00          AAA         1,537,063
                  Pennsylvania, General Obligation Bonds, Series 2001A,
                  5.000%, 4/01/18 - FSA Insured
------------------------------------------------------------------------------------------------------------------------------------
      59,595   Total Tax Obligation/General                                                                              57,432,598
------------------------------------------------------------------------------------------------------------------------------------

               TAX OBLIGATION/LIMITED - 9.9% (6.2% OF TOTAL INVESTMENTS)
       3,500   Allegheny County Port Authority, Pennsylvania, Special                 3/11 at 101.00          AA-         3,447,815
                  Transportation Revenue Bonds, Series 2001, 5.000%, 3/01/29
                  - FGIC Insured
       8,725   Pennsylvania Intergovernmental Cooperative Authority, Special          6/09 at 100.00           AA         8,727,093
                  Tax Revenue Refunding Bonds, Philadelphia Funding Program,
                  Series 1999, 4.750%, 6/15/23 - FGIC Insured
       2,140   Pennsylvania Turnpike Commission, Oil Franchise Tax Senior            12/18 at 100.00           AA         2,164,289
                  Lien Revenue Bonds, Series 2003A, 5.000%, 12/01/32 - MBIA
                  Insured
       2,700   Philadelphia Municipal Authority, Pennsylvania, Lease Revenue         11/13 at 100.00          AAA         2,896,776
                  Bonds, Series 2003B, 5.250%, 11/15/17 - FSA Insured
       4,000   Pittsburgh and Allegheny Counties Public Auditorium                    8/09 at 101.00            A         3,742,240
                  Authority, Pennsylvania, Sales Tax Revenue Bonds, Regional
                  Asset District, Series 1999, 5.000%, 2/01/29 - AMBAC
                  Insured
       3,140   Puerto Rico Infrastructure Financing Authority, Special Tax              No Opt. Call         BBB+           557,664
                  Revenue Bonds, Series 2005A, 0.000%, 7/01/32 - FGIC Insured
------------------------------------------------------------------------------------------------------------------------------------
      24,205   Total Tax Obligation/Limited                                                                              21,535,877
------------------------------------------------------------------------------------------------------------------------------------

               TRANSPORTATION - 12.8% (8.0% OF TOTAL INVESTMENTS)
         630   Delaware River Joint Toll Bridge Commission, New Jersey and            7/13 at 100.00           A2           662,281
                  Pennsylvania, Revenue Bonds, Series 2003, 5.250%, 7/01/17
       2,035   Lehigh-Northampton Airport Authority, Pennsylvania, Airport            5/10 at 100.00         Baa1         2,020,511
                  Revenue Bonds, Lehigh Valley Airport System, Series 2000A,
                  6.000%, 5/15/30 - MBIA Insured (Alternative Minimum Tax)
       5,400   Pennsylvania Economic Development Financing Authority,                 6/12 at 102.00         BBB+         4,711,338
                  Revenue Bonds, Amtrak 30th Street Station Parking Garage,
                  Series 2002, 5.800%, 6/01/23 - ACA Insured (Alternative
                  Minimum Tax)
       2,200   Pennsylvania Turnpike Commission, Turnpike Revenue Bonds,             12/11 at 101.00          Aa3         2,208,844
                  Series 2001R, 5.000%, 12/01/30 - AMBAC Insured
               Pennsylvania Turnpike Commission, Turnpike Revenue Bonds,
               Series 2006A:
       3,820      5.000%, 12/01/22 - AMBAC Insured                                    6/16 at 100.00          Aa3         3,994,994
       2,930      5.000%, 12/01/24 - AMBAC Insured                                    6/16 at 100.00          Aa3         3,032,316
       5,000   Philadelphia Airport System, Pennsylvania, Revenue Bonds,              6/11 at 101.00          AA-         4,465,000
                  Series 2001B, 5.250%, 6/15/31 - FGIC Insured (Alternative
                  Minimum Tax)
       3,600   Philadelphia Airport System, Pennsylvania, Revenue Bonds,              6/15 at 100.00          AA-         2,916,720
                  Series 2005A, 4.750%, 6/15/35 - MBIA Insured (Alternative
                  Minimum Tax)
       3,250   Philadelphia Parking Authority, Pennsylvania, Airport Parking          9/09 at 101.00          AAA         3,225,690
                  Revenue Bonds, Series 1999, 5.250%, 9/01/29 - FSA Insured
         800   Scranton Parking Authority, Pennsylvania, Guaranteed Parking           9/13 at 100.00          AA-           688,128
                  Revenue Bonds, Series 2004, 5.000%, 9/15/33 - FGIC Insured
------------------------------------------------------------------------------------------------------------------------------------
      29,665   Total Transportation                                                                                      27,925,822
------------------------------------------------------------------------------------------------------------------------------------

               U.S. GUARANTEED - 32.1% (20.1% OF TOTAL INVESTMENTS) (4)
       3,550   Allegheny County, Pennsylvania, General Obligation Bonds,              5/11 at 100.00       A+ (4)         3,846,887
                  Series 2000C-52, 5.250%, 11/01/23 (Pre-refunded 5/01/11) -
                  FGIC Insured
       1,320   Allegheny County, Pennsylvania, General Obligation Refunding           5/11 at 100.00        A (4)         1,428,464
                  Bonds, Series 2000C-53, 5.250%, 11/01/20 (Pre-refunded
                  5/01/11) - FGIC Insured

                                                           Nuveen Investments 61

    | Portfolio of INVESTMENTS April 30, 2009

   PRINCIPAL                                                                           OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                         PROVISIONS (2)  RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
               U.S. GUARANTEED (4) (continued)
               Delaware County Regional Water Quality Control Authority,
               Pennsylvania, Sewerage Revenue Bonds, Series 2001:
$      5,325      5.100%, 5/01/20 (Pre-refunded 11/01/11) - FGIC Insured             11/11 at 100.00       A3 (4)   $     5,845,945
       1,465      5.100%, 5/01/21 (Pre-refunded 11/01/11) - FGIC Insured             11/11 at 100.00       A3 (4)         1,608,321
       1,400   Delaware County Regional Water Quality Control Authority,              5/14 at 100.00       A3 (4)         1,623,468
                  Pennsylvania, Sewerage Revenue Bonds, Series 2004, 5.250%,
                  5/01/20 (Pre-refunded 5/01/14) - MBIA Insured
       5,000   Erie, Pennsylvania, Water Authority, Water Revenue Bonds,             12/11 at 100.00      AA- (4)         5,515,150
                  Series 2001A, 5.200%, 12/01/30 (Pre-refunded 12/01/11) -
                  MBIA Insured
         425   Harveys Lake General Municipal Authority, Pennsylvania,               11/09 at 100.00      N/R (4)           436,054
                  College Revenue Bonds, College of Misericordia Project,
                  Series 1999, 6.000%, 5/01/19 (Pre-refunded 11/01/09) - ACA
                  Insured
       6,275   Hempfield Area School District, Westmoreland County,                   2/12 at 100.00        A (4)         6,981,000
                  Pennsylvania, General Obligation Bonds, Series 2002,
                  5.375%, 2/15/18 (Pre-refunded 2/15/12) - FGIC Insured
       1,125   Lehigh County General Purpose Authority, Pennsylvania,                 8/13 at 100.00          AAA         1,303,223
                  Hospital Revenue Bonds, St. Luke's Hospital of Bethlehem,
                  Series 2003, 5.375%, 8/15/33 (Pre-refunded 8/15/13)
         680   Pennsylvania Higher Educational Facilities Authority, Revenue          1/13 at 100.00       A1 (4)           764,517
                  Bonds, Thomas Jefferson University, Series 2002, 5.000%,
                  1/01/20 (Pre-refunded 1/01/13)
      10,935   Philadelphia Authority for Industrial Development,                    10/11 at 101.00          AAA        12,089,952
                  Pennsylvania, Lease Revenue Bonds, Series 2001B, 5.250%,
                  10/01/30 (Pre-refunded 10/01/11) - FSA Insured
         650   Philadelphia Gas Works, Pennsylvania, Revenue Bonds, Twelfth             No Opt. Call          Aaa           808,425
                  Series 1990B, 7.000%, 5/15/20 - MBIA Insured (ETM)
               Philadelphia, Pennsylvania, Water and Wastewater Revenue
               Bonds, Series 2001A:
       5,525      5.375%, 11/01/20 (Pre-refunded 11/01/12) - FGIC Insured            11/12 at 100.00        A (4)         6,274,190
       3,185      5.000%, 11/01/31 (Pre-refunded 11/01/12) - FGIC Insured            11/12 at 100.00        A (4)         3,576,182
       6,100   Plum Borough School District, Allegheny County, Pennsylvania,          9/11 at 100.00      AA- (4)         6,681,818
                  General Obligation Bonds, Series 2001, 5.250%, 9/15/30
                  (Pre-refunded 9/15/11) - FGIC Insured
         960   St. Mary Hospital Authority, Pennsylvania, Health System              11/14 at 100.00       A1 (4)         1,119,715
                  Revenue Bonds, Catholic Health East, Series 2004B, 5.375%,
                  11/15/34 (Pre-refunded 11/15/14)
       2,000   Sto Rox School District, Allegheny County, Pennsylvania,              12/10 at 100.00      AA- (4)         2,161,000
                  General Obligation Bonds, Series 2000, 5.800%, 6/15/30
                  (Pre-refunded 12/15/10) - MBIA Insured
       3,000   Warrington Township Municipal Authority, Bucks County,                11/15 at 100.00      N/R (4)         3,714,150
                  Pennsylvania, Water and Sewer Revenue Bonds, Series 1991,
                  7.100%, 12/01/21 (Pre-refunded 11/15/15) - FGIC Insured
       3,575   West View Borough Municipal Authority, Allegheny County,                 No Opt. Call          AAA         4,415,161
                  Pennsylvania, Special Obligation Bonds, Series 1985A,
                  9.500%, 11/15/14 (ETM)
------------------------------------------------------------------------------------------------------------------------------------
      62,495   Total U.S. Guaranteed                                                                                     70,193,622
------------------------------------------------------------------------------------------------------------------------------------

               UTILITIES - 6.4% (4.0% OF TOTAL INVESTMENTS)
       1,250   Allegheny County Industrial Development Authority,                       No Opt. Call         Baa2         1,245,538
                  Pennsylvania, Pollution Control Revenue Refunding Bonds,
                  Duquesne Light Company, Series 1999A, 4.350%, 12/01/13 -
                  AMBAC Insured
         610   Carbon County Industrial Development Authority, Pennsylvania,            No Opt. Call         BBB-           612,245
                  Resource Recovery Revenue Refunding Bonds, Panther Creek
                  Partners Project, Series 2000, 6.650%, 5/01/10
                  (Alternative Minimum Tax)
       1,430   Lehigh County Industrial Development Authority, Pennsylvania,          2/15 at 100.00          AA-         1,245,930
                  Pollution Control Revenue Bonds, Pennsylvania Power and
                  Light Company, Series 2005, 4.750%, 2/15/27 - FGIC Insured
         700   Philadelphia Gas Works, Pennsylvania, Revenue Bonds, General           9/14 at 100.00          AAA           708,120
                  Ordinance, Fifth Series 2004A-1, 5.000%, 9/01/26 - FSA
                  Insured
       2,000   Philadelphia Gas Works, Pennsylvania, Revenue Bonds, General           7/13 at 100.00          AAA         2,094,360
                  Ordinance, Seventeenth Series 2003, 5.375%, 7/01/19 - FSA
                  Insured
       5,490   Philadelphia Gas Works, Pennsylvania, Revenue Bonds, Seventh          10/17 at 100.00            A         4,778,771
                  Series, 2007, 5.000%, 10/01/37 - AMBAC Insured

62 Nuveen Investments

   PRINCIPAL                                                                           OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                         PROVISIONS (2)  RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
               UTILITIES (continued)
$      3,700   York County Industrial Development Authority, Pennsylvania,            3/12 at 101.00         Baa1   $     3,330,481
                  Pollution Control Revenue Refunding Bonds, PSEG Power Project,
                  Series 2001A, 5.500%, 9/01/20
------------------------------------------------------------------------------------------------------------------------------------
      15,180   Total Utilities                                                                                           14,015,445
------------------------------------------------------------------------------------------------------------------------------------

               WATER AND SEWER - 6.8% (4.3% OF TOTAL INVESTMENTS)
       2,100   Allegheny County Sanitary Authority, Pennsylvania, Sewerage           12/15 at 100.00          AA-         2,158,842
                  Revenue Bonds, Series 2005A, 5.000%, 12/01/21 - MBIA Insured
       2,205   Bethlehem Authority, Northampton and Lehigh Counties,                 11/14 at 100.00          AAA         2,288,062
                  Pennsylvania, Guaranteed Water Revenue Bonds, Series 2004,
                  5.000%, 11/15/20 - FSA Insured
       5,000   Delaware County Industrial Development Authority,                     10/12 at 100.00          AA-         4,522,200
                  Pennsylvania, Water Facilities Revenue Bonds, Philadelphia
                  Water Company, Series 2001, 5.350%, 10/01/31 - AMBAC
                  Insured (Alternative Minimum Tax)
       2,000   Harrisburg Authority, Dauphin County, Pennsylvania, Water              7/14 at 100.00          AAA         2,051,440
                  Revenue Refunding Bonds, Series 2004, 5.000%, 7/15/22 -
                  FSA Insured
       1,815   Philadelphia, Pennsylvania, Water and Wastewater Revenue              11/12 at 100.00            A         1,718,823
                  Bonds, Series 2001A, 5.000%, 11/01/31 - FGIC Insured
       2,150   Philadelphia, Pennsylvania, Water and Wastewater Revenue               7/15 at 100.00          AAA         2,219,487
                  Bonds, Series 2005A, 5.000%, 7/01/23 - FSA Insured
------------------------------------------------------------------------------------------------------------------------------------
      15,270   Total Water and Sewer                                                                                     14,958,854
------------------------------------------------------------------------------------------------------------------------------------
$    362,230   Total Investments (cost $356,718,588) - 159.8%                                                           349,034,727
============------------------------------------------------------------------------------------------------------------------------
               Floating Rate Obligations - (12.3)%                                                                      (26,855,000)
               ---------------------------------------------------------------------------------------------------------------------
               Other Assets Less Liabilities - 3.7%                                                                       7,923,186
               ---------------------------------------------------------------------------------------------------------------------
               Preferred Shares, at Liquidation Value - (51.2)% (5)                                                    (111,750,000)
               ---------------------------------------------------------------------------------------------------------------------
               Net Assets Applicable to Common Shares - 100%                                                        $   218,352,913
               =====================================================================================================================

(1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

(2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

      The Portfolio of Investments may reflect the ratings on certain bonds whose insurer has experienced downgrades as of the end of the reporting period. Please see the Portfolio Manager's Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5) Preferred Shares, at Liquidation Value as a percentage of Total Investments is 32.0%.

N/R   Not rated.

(ETM) Escrowed to maturity.

(IF)  Inverse floating rate investment.

(UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140. See Notes to Financial Statements, Footnote 1- Inverse Floating Rate Securities for more information.

                                 See accompanying notes to financial statements.

                                                           Nuveen Investments 63

NPY | Nuveen Pennsylvania Premium Income Municipal Fund 2
    | Portfolio of INVESTMENTS April 30, 2009

   PRINCIPAL                                                                           OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                         PROVISIONS (2)  RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
               EDUCATION AND CIVIC ORGANIZATIONS - 23.6% (15.9% OF TOTAL INVESTMENTS)
$      1,045   Allegheny County Higher Education Building Authority,                  5/09 at 102.00          N/R   $       665,634
                  Pennsylvania, College Revenue Bonds, Thiel College, Series
                  1999A, 5.375%, 11/15/29 - ACA Insured
         200   Allegheny County Higher Education Building Authority,                    No Opt. Call         Baa3           162,010
                  Pennsylvania, College Revenue Refunding Bonds, Robert
                  Morris College, Series 1998A, 6.000%, 5/01/28
       1,245   Allegheny County Higher Education Building Authority,                  3/14 at 100.00          AA-         1,295,298
                  Pennsylvania, Revenue Bonds, Duquesne University, Series
                  2004A, 5.000%, 3/01/19 - FGIC Insured
       1,140   Allegheny County Higher Education Building Authority,                  2/16 at 100.00         Baa3           811,156
                  Pennsylvania, Revenue Bonds, Robert Morris University,
                  Series 2006A, 4.750%, 2/15/26
       3,000   Chester County Health and Education Facilities Authority,             10/09 at 101.00          BB+         2,087,130
                  Pennsylvania, College Revenue Bonds, Immaculata College,
                  Series 1998, 5.625%, 10/15/27
               Delaware County Authority, Pennsylvania, Revenue Bonds,
               Villanova University, Series 2006:
       1,565      5.000%, 8/01/23 - AMBAC Insured                                     8/16 at 100.00            A         1,609,931
         770      5.000%, 8/01/24 - AMBAC Insured                                     8/16 at 100.00            A           787,325
               Delaware County Authority, Pennsylvania, Revenue Refunding
               Bonds, Villanova University, Series 2003:
       1,705      5.250%, 8/01/19 - FGIC Insured                                      8/13 at 100.00          AA-         1,782,731
       1,350      5.250%, 8/01/20 - FGIC Insured                                      8/13 at 100.00          AA-         1,405,121
       1,000      5.250%, 8/01/21 - FGIC Insured                                      8/13 at 100.00          AA-         1,033,750
               Erie Higher Education Building Authority, Pennsylvania,
               College Revenue Bonds, Gannon University, Series 2007-GG3:
         725      5.000%, 5/01/32 - RAAI Insured                                      5/17 at 100.00         BBB-           575,723
         250      5.000%, 5/01/35 - RAAI Insured                                      5/17 at 100.00         BBB-           195,453
       3,060   Indiana County Industrial Development Authority,                      11/14 at 100.00            A         3,092,222
                  Pennsylvania, Revenue Bonds, Student Cooperative
                  Association Inc./Indiana University of Pennsylvania -
                  Student Union Project, Series 2004, 5.000%, 11/01/24 -
                  AMBAC Insured
       1,575   Montgomery County Higher Education and Health Authority,               4/16 at 100.00         BBB-         1,130,819
                  Pennsylvania, Revenue Bonds, Arcadia University, Series
                  2006, 4.500%, 4/01/30 - RAAI Insured
         325   New Wilmington, Pennsylvania, Revenue, Westminster College,            5/17 at 100.00         BBB-           261,352
                  Series 2007G, 5.125%, 5/01/33 - RAAI Insured
       4,085   Pennsylvania Higher Educational Facilities Authority, General          6/12 at 100.00          Aa3         4,261,023
                  Revenue Bonds, State System of Higher Education, Series
                  2002W, 5.000%, 6/15/19 - AMBAC Insured
       4,200   Pennsylvania Higher Educational Facilities Authority, General          6/18 at 100.00          Aa3         4,227,300
                  Revenue Bonds, State System of Higher Education, Series
                  2008AH, 5.000%, 6/15/33
       1,285   Pennsylvania Higher Educational Facilities Authority, Revenue          5/16 at 100.00           A-         1,109,328
                  Bonds, Allegheny College, Series 2006, 4.750%, 5/01/31
       2,420   Pennsylvania Higher Educational Facilities Authority, Revenue         11/17 at 100.00          AA-         2,380,578
                  Bonds, Drexel University, Series 2007A, 5.000%, 5/01/37 -
                  MBIA Insured
       3,000   Pennsylvania Higher Educational Facilities Authority, Revenue          4/16 at 100.00          AA-         3,159,300
                  Bonds, Temple University, First Series of 2006, 5.000%,
                  4/01/21 - MBIA Insured
       1,845   Pennsylvania Higher Educational Facilities Authority, Revenue          1/13 at 100.00           A1         1,749,042
                  Bonds, Thomas Jefferson University, Series 2002, 5.000%,
                  1/01/32
       2,000   Pennsylvania Higher Educational Facilities Authority, Revenue          7/15 at 100.00          AA+         2,008,320
                  Bonds, University of Pennsylvania, Series 2005C, 5.000%,
                  7/15/38
       1,310   Pennsylvania Higher Educational Facilities Authority, Revenue          7/13 at 100.00           A-         1,311,821
                  Bonds, Ursinus College, Series 2003, 5.500%, 1/01/24 -
                  RAAI Insured

64 Nuveen Investments

   PRINCIPAL                                                                           OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                         PROVISIONS (2)  RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
               EDUCATION AND CIVIC ORGANIZATIONS (continued)
$        800   Pennsylvania Higher Educational Facilities Authority, Revenue         11/15 at 100.00            A   $       805,688
                  Bonds, York College Project, Series 2005EE1, 5.250%,
                  11/01/27 - SYNCORA GTY Insured
       1,000   Pennsylvania Higher Educational Facilities Authority,                  5/15 at 100.00           A3           950,010
                  University of the Sciences in Philadelphia Revenue Bonds,
                  Series 2005, 4.750%, 11/01/33 - SYNCORA GTY Insured
       3,105   Pennsylvania State University, General Revenue Bonds, Tender           8/16 at 100.00           AA         4,070,220
                  Option Bond Trust 3214, 13.459%, 8/15/36 (IF)
               Philadelphia Authority for Industrial Development,
               Pennsylvania, Revenue Bonds, Franklin Towne Charter High
               School, Series 2006A:
         470      5.250%, 1/01/27                                                     1/17 at 100.00          BBB           548,434
         790      5.375%, 1/01/32                                                     1/17 at 100.00          BBB           928,598
       1,545   State Public School Building Authority, Pennsylvania, College          5/15 at 100.00          Aa3         1,668,631
                  Revenue Bonds, Montgomery County Community College, Series
                  2005, 5.000%, 5/01/18 - AMBAC Insured
         750   Union County, Higher Education Facilities Financing                    4/13 at 100.00          Aa2           809,348
                  Authority, Pennsylvania, Revenue Bonds, Bucknell
                  University, Series 2002A, 5.250%, 4/01/19
------------------------------------------------------------------------------------------------------------------------------------
      47,560   Total Education and Civic Organizations                                                                   46,883,296
------------------------------------------------------------------------------------------------------------------------------------

               HEALTH CARE - 13.8% (9.3% OF TOTAL INVESTMENTS)
               Allegheny County Hospital Development Authority,
               Pennsylvania, Revenue Bonds, Ohio Valley General Hospital,
               Series 2005A:
       1,150      5.000%, 4/01/25                                                     4/15 at 100.00         Baa2           870,401
       1,455      5.125%, 4/01/35                                                     4/15 at 100.00         Baa2           996,922
       1,230   Erie County Hospital Authority, Pennsylvania, Revenue Bonds,          11/12 at 100.00            A         1,225,326
                  Hamot Health Foundation, Series 2002, 5.250%, 11/01/16 -
                  AMBAC Insured
         395   Erie County Hospital Authority, Pennsylvania, Revenue Bonds,          11/17 at 100.00           A-           301,962
                  Hamot Health Foundation, Series 2007, 5.000%, 11/01/37 -
                  CIFG Insured
       1,885   Lancaster County Hospital Authority, Pennsylvania, Hospital            3/17 at 100.00          AA-         1,830,505
                  Revenue Bonds, The Lancaster General Hospital Project,
                  Series 2007A, 5.000%, 3/15/26
       5,000   Lebanon County Health Facilities Authority, Pennsylvania,             11/12 at 101.00         Baa2         4,080,650
                  Revenue Bonds, Good Samaritan Hospital Project, Series
                  2002, 5.900%, 11/15/28
       2,990   Lehigh County General Purpose Authority, Pennsylvania,                 7/18 at 100.00          AAA         2,787,428
                  Hospital Revenue Bonds, Lehigh Valley Health Network,
                  Series 2008A, 5.000%, 7/01/33 - FSA Insured
       1,250   Lehigh County General Purpose Authority, Pennsylvania,                11/14 at 100.00            A         1,199,663
                  Revenue Bonds, Good Shepherd Group, Series 2004A, 5.500%,
                  11/01/24
       4,505   Lehigh County General Purpose Authority, Pennsylvania,                11/17 at 100.00          AAA         4,400,574
                  Revenue Bonds, Good Shepherd Group, Series 2007, 5.000%,
                  11/01/30 - AGC Insured
         650   Monroe County Hospital Authority, Pennsylvania, Hospital               1/17 at 100.00           A-           517,030
                  Revenue Bonds, Pocono Medical Center, Series 2007, 5.125%,
                  1/01/37
               Northampton County General Purpose Authority, Pennsylvania,
               Hospital Revenue Bonds, Saint Luke's Hospital Project,
               Series 2008A:
       1,235      5.250%, 8/15/23                                                     8/18 at 100.00         BBB+         1,119,281
       1,000      5.500%, 8/15/35                                                     8/18 at 100.00         BBB+           828,990
               Pottsville Hospital Authority, Pennsylvania, Hospital Revenue
               Bonds, Pottsville Hospital and Warne Clinic, Series 1998:
       2,000      5.500%, 7/01/18                                                     7/09 at 100.00          BB-         1,595,080
       2,000      5.625%, 7/01/24                                                     7/09 at 100.00          BB-         1,411,960
               Sayre Health Care Facility Authority, Pennsylvania, Revenue
               Bonds, Latrobe Area Hospital, Series 2002A:
       1,700      5.250%, 7/01/14 - AMBAC Insured                                     7/12 at 100.00            A         1,880,693
       1,200      5.250%, 7/01/15 - AMBAC Insured                                     7/12 at 100.00            A         1,327,548
         970   Sayre Healthcare Facility Authority, Pennsylvania, Revenue            12/17 at 100.00            A           510,948
                  Bonds, Guthrie Healthcare System, Series 2007, 1.675%,
                  12/01/31 - AMBAC Insured

                                                           Nuveen Investments 65

    | Portfolio of INVESTMENTS April 30, 2009

   PRINCIPAL                                                                           OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                         PROVISIONS (2)  RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
               HEALTH CARE (continued)
               Southcentral Pennsylvania General Authority, Revenue Bonds,
               Hanover Hospital Inc., Series 2005:
$        475      5.000%, 12/01/27 - RAAI Insured                                    12/15 at 100.00          BBB   $       372,889
         330      5.000%, 12/01/29 - RAAI Insured                                    12/15 at 100.00          BBB           251,493
------------------------------------------------------------------------------------------------------------------------------------
      31,420   Total Health Care                                                                                         27,509,343
------------------------------------------------------------------------------------------------------------------------------------

               HOUSING/MULTIFAMILY - 4.8% (3.2% OF TOTAL INVESTMENTS)
       3,060   Bucks County Redevelopment Authority, Pennsylvania, Section 8          8/09 at 100.00         Baa2         2,973,065
                  Assisted Second Lien Multifamily Mortgage Revenue Bonds,
                  Country Commons Apartments, Series 1993A, 6.200%, 8/01/14
                  (Alternative Minimum Tax)
       2,000   Delaware County Industrial Development Authority,                      4/12 at 100.00          AAA         2,032,740
                  Pennsylvania, Multifamily Housing Revenue Bonds, Darby
                  Townhouses Project, Series 2002A, 5.500%, 4/01/32
                  (Mandatory put 4/01/22) (Alternative Minimum Tax)
               Pennsylvania Higher Educational Facilities Authority, Revenue
               Bonds, Slippery Rock University Foundation Inc., Student
               Housing Project, Series 2005A:
       2,035      5.000%, 7/01/19 - SYNCORA GTY Insured                               7/15 at 100.00         BBB-         1,711,944
       3,400      5.000%, 7/01/37 - SYNCORA GTY Insured                               7/15 at 100.00         BBB-         2,303,500
         740   Philadelphia Authority for Industrial Development,                     5/15 at 102.00         Baa2           512,465
                  Pennsylvania, Multifamily Housing Revenue Bonds,
                  Presbyterian Homes Germantown - Morrisville Project,
                  Series 2005A, 5.625%, 7/01/35
------------------------------------------------------------------------------------------------------------------------------------
      11,235   Total Housing/Multifamily                                                                                  9,533,714
------------------------------------------------------------------------------------------------------------------------------------

               HOUSING/SINGLE FAMILY - 7.4% (4.9% OF TOTAL INVESTMENTS)
         820   Allegheny County Residential Finance Authority, Pennsylvania,         11/10 at 100.00          Aaa           823,731
                  GNMA Mortgage-Backed Securities Program Single Family
                  Mortgage Revenue Bonds, Series 2000II-2, 5.900%, 11/01/32
                  (Alternative Minimum Tax)
          90   Pennsylvania Housing Finance Agency, Single Family Mortgage           10/09 at 100.75          AA+            90,364
                  Revenue Bonds, Series 1998-62A, 5.500%, 10/01/22
                  (Alternative Minimum Tax)
               Pennsylvania Housing Finance Agency, Single Family Mortgage
               Revenue Bonds, Series 2008-103-C:
         430      5.200%, 10/01/28                                                   10/17 at 100.00          AA+           429,983
       1,900      5.450%, 10/01/38                                                   10/17 at 100.00          AA+         1,919,057
               Pennsylvania Housing Finance Agency, Single Family Mortgage
               Revenue Bonds, Series 2006:
       1,365      4.950%, 10/01/26 (Alternative Minimum Tax) (UB)                     4/15 at 100.00          AA+         1,284,397
       4,000      4.900%, 10/01/37 (Alternative Minimum Tax) (UB)                    10/15 at 100.00          AA+         3,562,360
       3,295      5.150%, 10/01/37 (Alternative Minimum Tax) (UB)                    10/15 at 100.00          AA+         3,036,936
               Pennsylvania Housing Finance Agency, Single Family Mortgage
               Revenue Bonds, Series 2007:
       1,355      4.600%, 10/01/27 (Alternative Minimum Tax) (UB)                    10/16 at 100.00          AA+         1,181,275
       1,710      4.850%, 10/01/31 (Alternative Minimum Tax) (UB)                    10/16 at 100.00          AA+         1,510,700
         765   Pittsburgh Urban Redevelopment Authority, Pennsylvania,               10/09 at 100.00          AAA           765,757
                  Mortgage Revenue Bonds, Series 1997A, 6.200%, 10/01/21
                  (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
      15,730   Total Housing/Single Family                                                                               14,604,560
------------------------------------------------------------------------------------------------------------------------------------

               INDUSTRIALS - 3.2% (2.2% OF TOTAL INVESTMENTS)
       2,000   New Morgan Industrial Development Authority, Pennsylvania,            10/09 at 100.00          BBB         1,946,560
                  Solid Waste Disposal Revenue Bonds, New Morgan Landfill
                  Company Inc., Series 1994, 6.500%, 4/01/19 (Alternative
                  Minimum Tax)
       2,000   Pennsylvania Economic Development Financing Authority, Exempt          5/11 at 101.00           A2         1,567,620
                  Facilities Revenue Bonds, Amtrak Project, Series 2001A,
                  6.250%, 11/01/31 (Alternative Minimum Tax)
       2,750   Pennsylvania Industrial Development Authority, Economic                7/12 at 101.00            A         2,938,980
                  Development Revenue Bonds, Series 2002, 5.500%, 7/01/17 -
                  AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
       6,750   Total Industrials                                                                                          6,453,160
------------------------------------------------------------------------------------------------------------------------------------

               LONG-TERM CARE - 4.6% (3.1% OF TOTAL INVESTMENTS)
       4,905   Cumberland County Municipal Authority, Pennsylvania, Revenue           1/17 at 100.00          N/R         3,368,411
                  Bonds, Diakon Lutheran Social Ministries, Series 2007,
                  5.000%, 1/01/36
       1,000   Cumberland County Municipal Authority, Pennsylvania, Revenue          12/12 at 100.00         BBB+           812,010
                  Bonds, Presbyterian Homes Inc., Series 2003A, 5.000%,
                  12/01/22 - RAAI Insured

66 Nuveen Investments

   PRINCIPAL                                                                           OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                         PROVISIONS (2)  RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
               LONG-TERM CARE (continued)
               Lancaster County Hospital Authority, Pennsylvania, Health
               Center Revenue Bonds, Masonic Homes Project, Series 2006:
$      1,565      5.000%, 11/01/31                                                   11/16 at 100.00            A   $     1,303,974
         230      5.000%, 11/01/36                                                   11/16 at 100.00            A           186,061
               Pennsylvania Economic Development Financing Authority,
               Revenue Bonds, Dr. Gertrude A. Barber Center Inc., Series
               2000:
       1,000      6.150%, 12/01/20 - RAAI Insured                                     8/09 at 100.00          BBB         1,000,780
       2,000      5.900%, 12/01/30 - RAAI Insured                                    12/10 at 100.00          BBB         1,667,680
       1,230   Pennsylvania Economic Development Financing Authority,                 6/09 at 100.00          BB+           764,888
                  Revenue Bonds, Northwestern Human Services Inc., Series
                  1998A, 5.250%, 6/01/28
------------------------------------------------------------------------------------------------------------------------------------
      11,930   Total Long-Term Care                                                                                       9,103,804
------------------------------------------------------------------------------------------------------------------------------------

               MATERIALS - 1.8% (1.2% OF TOTAL INVESTMENTS)
       1,190   Bradford County Industrial Development Authority,                     12/15 at 100.00          BBB           890,846
                  Pennsylvania, Solid Waste Disposal Revenue Bonds,
                  International Paper Company, Series 2005B, 5.200%,
                  12/01/19 (Alternative Minimum Tax)
         500   Erie County Industrial Development Authority, Pennsylvania,            9/10 at 101.00          BBB           430,150
                  Environmental Improvement Revenue Refunding Bonds, Series
                  2000B, 6.000%, 9/01/16 (Alternative Minimum Tax)
       4,500   Pennsylvania Economic Development Financing Authority, Exempt          5/09 at 102.00          N/R         2,349,945
                  Facilities Revenue Bonds, National Gypsum Company, Series
                  1997B, 6.125%, 11/01/27 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
       6,190   Total Materials                                                                                            3,670,941
------------------------------------------------------------------------------------------------------------------------------------

               TAX OBLIGATION/GENERAL - 17.1% (11.5% OF TOTAL INVESTMENTS)
               Harrisburg Redevelopment Authority, Dauphin County,
               Pennsylvania, Guaranteed Revenue Bonds, Series 1998B:
       1,750      0.000%, 5/01/22 - FSA Insured                                        5/16 at 75.56          AAA           878,938
       2,750      0.000%, 11/01/22 - FSA Insured                                       5/16 at 73.64          AAA         1,343,320
       2,750      0.000%, 5/01/23 - FSA Insured                                        5/16 at 71.71          AAA         1,282,903
         260   Lower Merion School District, Montgomery County,                       9/17 at 100.00          Aaa           284,825
                  Pennsylvania, General Obligation Bonds, Series 2007,
                  5.000%, 9/01/23
       2,115   Owen J. Roberts School District, Chester County,                       5/16 at 100.00          Aa3         2,221,511
                  Pennsylvania, General Obligation Bonds, Series 2006,
                  5.000%, 5/15/24 - FSA Insured
       4,835   Pennsylvania State, General Obligation Bonds, Series 2007,             3/17 at 100.00           AA         5,293,793
                  Residuals 1986, 12.678%, 3/01/27 (IF)
       3,200   Pennsylvania, General Obligation Bonds, First Series 2006,            10/16 at 100.00           AA         3,631,232
                  5.000%, 10/01/18
       1,000   Pennsylvania, General Obligation Bonds, Second Series 2005,            1/16 at 100.00           AA         1,127,770
                  5.000%, 1/01/18
       1,500   Philadelphia School District, Pennsylvania, General                      No Opt. Call          AA-         1,452,030
                  Obligation Bonds, Series 2007A, 5.000%, 6/01/34 - FGIC
                  Insured
       3,775   Pine-Richland School District, Pennsylvania, School                    7/15 at 100.00          AAA         3,774,698
                  Improvement General Obligation Bonds, Series 2005, 5.000%,
                  7/15/35 - FSA Insured
       2,700   Pittsburgh, Pennsylvania, General Obligation Bonds, Series               No Opt. Call          AAA         2,973,888
                  2006B, 5.250%, 9/01/16 - FSA Insured
       6,710   Reading School District, Berks County, Pennsylvania, General             No Opt. Call          AA-         1,746,881
                  Obligation Bonds, Series 2003B, 0.000%, 1/15/32 - FGIC
                  Insured
               State Public School Building Authority, Pennsylvania, School
               Revenue Bonds, Conneaut School District, Series 2003:
         360      5.250%, 11/01/21 - FGIC Insured                                    11/13 at 100.00          AA-           364,021
         490      5.250%, 11/01/22 - FGIC Insured                                    11/13 at 100.00          AA-           463,687
       1,500   State Public School Building Authority, Pennsylvania, School           5/13 at 100.00          Aa3         1,502,040
                  Revenue Bonds, York City School District, Series 2003,
                  4.000%, 5/01/21 - FSA Insured
       1,535   Stroudsburg Area School District, Monroe County,                       4/12 at 100.00          AAA         1,610,507
                  Pennsylvania, General Obligation Bonds, Series 2001A,
                  5.000%, 4/01/19 - FSA Insured

                                                           Nuveen Investments 67

    | Portfolio of INVESTMENTS April 30, 2009

   PRINCIPAL                                                                           OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                         PROVISIONS (2)  RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
               TAX OBLIGATION/GENERAL (continued)
$      1,400   Woodland Hills School District, Allegheny County,                      9/15 at 100.00          AAA   $     1,543,682
                  Pennsylvania, General Obligation Bonds, Series 2005D,
                  5.000%, 9/01/17 - FSA Insured
       2,400   York County, Pennsylvania, General Obligation Bonds, Series           12/15 at 100.00           AA         2,418,648
                  2006, 5.000%, 6/01/33 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------
      41,030   Total Tax Obligation/General                                                                              33,914,374
------------------------------------------------------------------------------------------------------------------------------------

               TAX OBLIGATION/LIMITED - 8.7% (5.9% OF TOTAL INVESTMENTS)
       1,500   Erie County Convention Center Authority, Pennsylvania,                 1/15 at 100.00          AA-         1,467,435
                  Convention Center Revenue Bonds, Series 2005, 5.000%,
                  1/15/36 - FGIC Insured
       1,950   Pennsylvania Turnpike Commission, Oil Franchise Tax Senior            12/18 at 100.00           AA         1,972,133
                  Lien Revenue Bonds, Series 2003A, 5.000%, 12/01/32 - MBIA
                  Insured
       5,015   Philadelphia Municipal Authority, Pennsylvania, Lease                 11/13 at 100.00          AAA         5,380,493
                  Revenue Bonds, Series 2003B, 5.250%, 11/15/17 - FSA
                  Insured
       6,000   Puerto Rico Highway and Transportation Authority, Highway                No Opt. Call            A         5,657,878
                  Revenue Bonds, Series 2007N, 5.500%, 7/01/29 - AMBAC
                  Insured
       2,880   Puerto Rico Infrastructure Financing Authority, Special Tax              No Opt. Call         BBB+           511,488
                  Revenue Bonds, Series 2005A, 0.000%, 7/01/32 - FGIC
                  Insured
       2,405   Puerto Rico, Highway Revenue Bonds, Highway and                          No Opt. Call          AA-         2,371,691
                  Transportation Authority, Series 2003AA, 5.500%, 7/01/19
                  - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------
      19,750   Total Tax Obligation/Limited                                                                              17,361,118
------------------------------------------------------------------------------------------------------------------------------------

               TRANSPORTATION - 19.6% (13.2% OF TOTAL INVESTMENTS)
         650   Delaware River Joint Toll Bridge Commission, New Jersey and            7/13 at 100.00           A2           683,306
                  Pennsylvania, Revenue Bonds, Series 2003, 5.250%, 7/01/17
       4,600   Pennsylvania Economic Development Financing Authority,                 6/12 at 102.00         BBB+         3,733,038
                  Revenue Bonds, Amtrak 30th Street Station Parking Garage,
                  Series 2002, 5.875%, 6/01/33 - ACA Insured (Alternative
                  Minimum Tax)
       3,575   Pennsylvania Turnpike Commission, Turnpike Revenue Bonds,             12/11 at 101.00          Aa3         3,589,372
                  Series 2001R, 5.000%, 12/01/30 - AMBAC Insured
       2,680   Pennsylvania Turnpike Commission, Turnpike Revenue Bonds,              6/16 at 100.00          Aa3         2,773,586
                  Series 2006A, 5.000%, 12/01/24 - AMBAC Insured
       3,250   Philadelphia Airport System, Pennsylvania, Revenue Bonds,              6/15 at 100.00          AA-         2,633,150
                  Series 2005A, 4.750%, 6/15/35 - MBIA Insured (Alternative
                  Minimum Tax)
      10,000   Philadelphia Authority for Industrial Development,                     7/11 at 101.00          AA-         9,151,597
                  Pennsylvania, Airport Revenue Bonds, Philadelphia Airport
                  System Project, Series 2001A, 5.250%, 7/01/28 - FGIC
                  Insured (Alternative Minimum Tax)
       6,525   Pittsburgh and Allegheny County Sports and Exhibition                  6/09 at 100.00          N/R         6,509,925
                  Authority, Pennsylvania, Parking Revenue Bonds, Series
                  2001A, 5.350%, 12/01/26 - AMBAC Insured
       2,000   Pittsburgh Public Parking Authority, Pennsylvania, Parking            12/15 at 100.00          AA-         1,967,600
                  Revenue Bonds, Series 2005B, 5.000%, 12/01/23 - FGIC
                  Insured
       2,250   Scranton Parking Authority, Pennsylvania , Guaranteed                  6/17 at 100.00         BBB-         1,757,408
                  Revenue Bonds, Series 2007, 5.250%, 6/01/39 - RAAI Insured
         940   Scranton Parking Authority, Pennsylvania, Guaranteed Parking           9/13 at 100.00          AA-           808,550
                  Revenue Bonds, Series 2004, 5.000%, 9/15/33 - FGIC Insured
       6,700   Susquehanna Area Regional Airport Authority, Pennsylvania,             1/13 at 100.00         Baa3         5,257,356
                  Airport System Revenue Bonds, Series 2003B, 5.000%,
                  1/01/33 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
      43,170   Total Transportation                                                                                      38,864,888
------------------------------------------------------------------------------------------------------------------------------------

               U.S. GUARANTEED - 22.7% (15.3% OF TOTAL INVESTMENTS) (4)
       1,695   Allegheny County Sanitary Authority, Pennsylvania, Sewerage           12/10 at 101.00      AA- (4)         1,818,735
                  Revenue Bonds, Series 2000, 5.500%, 12/01/30
                  (Pre-refunded 12/01/10) - MBIA Insured
       1,200   Butler County, Pennsylvania, General Obligation Bonds,                 7/13 at 100.00       A+ (4)         1,381,188
                  Series 2003, 5.250%, 7/15/23 (Pre-refunded 7/15/13) -
                  FGIC Insured

68 Nuveen Investments

   PRINCIPAL                                                                           OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                         PROVISIONS (2)  RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
               U.S. GUARANTEED (4) (continued)
$      1,615   Delaware County Regional Water Quality Control Authority,              5/14 at 100.00       A3 (4)   $     1,872,786
                  Pennsylvania, Sewerage Revenue Bonds, Series 2004,
                  5.250%, 5/01/23 (Pre-refunded 5/01/14) - MBIA Insured
       2,110   Fayette County, Pennsylvania, General Obligation Bonds,               11/10 at 100.00        A (4)         2,268,714
                  Series 2000, 5.625%, 11/15/28 (Pre-refunded 11/15/10) -
                  AMBAC Insured
       2,600   Norristown Area School District, Montgomery County,                    3/13 at 100.00      N/R (4)         2,938,468
                  Pennsylvania, General Obligation Bonds, Series 2003,
                  5.000%, 9/01/24 (Pre-refunded 3/01/13) - FGIC Insured
         960   Pennsylvania Higher Educational Facilities Authority,                    No Opt. Call          Aaa         1,122,048
                  College Revenue Bonds, Ninth Series 1976, 7.625%, 7/01/15
                  (ETM)
       2,100   Pennsylvania Higher Educational Facilities Authority,                  6/10 at 100.00     BBB- (4)         2,221,800
                  Revenue Bonds, Philadelphia University, Series 2000,
                  6.000%, 6/01/29 (Pre-refunded 6/01/10) - RAAI Insured
       1,500   Pennsylvania Higher Educational Facilities Authority,                  7/11 at 101.00     BBB- (4)         1,643,190
                  Revenue Bonds, Temple University, Series 2001, 5.000%,
                  7/15/31 (Pre-refunded 7/15/11) - MBIA Insured
       3,905   Pennsylvania Higher Educational Facilities Authority,                  1/13 at 100.00       A1 (4)         4,390,352
                  Revenue Bonds, Thomas Jefferson University, Series 2002,
                  5.000%, 1/01/32 (Pre-refunded 1/01/13)
       5,750   Philadelphia Gas Works, Pennsylvania, Revenue Bonds, General           7/09 at 101.00          AAA         5,852,233
                  Ordinance, Second Series 1999, 5.000%, 7/01/29
                  (Pre-refunded 7/01/09) - FSA Insured
               Philadelphia Hospitals and Higher Education Facilities
               Authority, Pennsylvania, Hospital Revenue Bonds,
               Presbyterian Medical Center of Philadelphia, Series 1993:
         635      6.500%, 12/01/11 (ETM)                                                No Opt. Call          AAA           687,197
       3,740      6.650%, 12/01/19 (ETM)                                                No Opt. Call          AAA         4,683,303
       1,015   St. Mary Hospital Authority, Pennsylvania, Health System              11/14 at 100.00       A1 (4)         1,183,866
                  Revenue Bonds, Catholic Health East, Series 2004B,
                  5.375%, 11/15/34 (Pre-refunded 11/15/14)
               State Public School Building Authority, Berkes County,
               Pennsylvania, School Revenue Bonds, Brandywine Heights
               Area School District, Series 2003:
       1,930      5.000%, 2/01/20 (Pre-refunded 2/01/13) - FGIC Insured               2/13 at 100.00       A1 (4)         2,162,411
       1,955      5.000%, 2/01/21 (Pre-refunded 2/01/13) - FGIC Insured               2/13 at 100.00       A1 (4)         2,190,421
       4,050   State Public School Building Authority, Pennsylvania, Lease            6/13 at 100.00          AAA         4,594,563
                  Revenue Bonds, Philadelphia School District, Series 2003,
                  5.000%, 6/01/33 (Pre-refunded 6/01/13) - FSA Insured
       2,500   West Cornwall Township Municipal Authority, Pennsylvania,             12/11 at 100.00     BBB+ (4)         2,801,025
                  College Revenue Bonds, Elizabethtown College Project,
                  Series 2001, 5.900%, 12/15/18 (Pre-refunded 12/15/11)
       1,085   West View Borough Municipal Authority, Allegheny County,                 No Opt. Call          AAA         1,339,986
                  Pennsylvania, Special Obligation Bonds, Series 1985A,
                  9.500%, 11/15/14 (ETM)
------------------------------------------------------------------------------------------------------------------------------------
      40,345   Total U.S. Guaranteed                                                                                     45,152,286
------------------------------------------------------------------------------------------------------------------------------------

               UTILITIES - 9.2% (6.2% OF TOTAL INVESTMENTS)
       1,125   Allegheny County Industrial Development Authority,                       No Opt. Call         Baa2         1,120,984
                  Pennsylvania, Pollution Control Revenue Refunding Bonds,
                  Duquesne Light Company, Series 1999A, 4.350%, 12/01/13 -
                  AMBAC Insured
         830   Carbon County Industrial Development Authority,                          No Opt. Call         BBB-           833,054
                  Pennsylvania, Resource Recovery Revenue Refunding Bonds,
                  Panther Creek Partners Project, Series 2000, 6.650%,
                  5/01/10 (Alternative Minimum Tax)
       7,590   Indiana County Industrial Development Authority,                       5/09 at 100.00            A         6,579,238
                  Pennsylvania, Pollution Control Revenue Bonds,
                  Metropolitan Edison Company, Series 1997A, 5.950%,
                  5/01/27 - AMBAC Insured (Alternative Minimum Tax)
       2,000   Indiana County Industrial Development Authority,                       6/12 at 101.00         Baa1         1,768,000
                  Pennsylvania, Pollution Control Revenue Refunding Bonds,
                  PSEG Power LLC, Series 2001A, 5.850%, 6/01/27
                  (Alternative Minimum Tax)
       2,150   Lehigh County Industrial Development Authority,                        2/15 at 100.00          AA-         1,873,252
                  Pennsylvania, Pollution Control Revenue Bonds,
                  Pennsylvania Power and Light Company, Series 2005,
                  4.750%, 2/15/27 - FGIC Insured
         700   Philadelphia Gas Works, Pennsylvania, Revenue Bonds, General           9/14 at 100.00          AAA           708,120
                  Ordinance, Fifth Series 2004A-1, 5.000%, 9/01/26 - FSA
                  Insured
       1,000   Philadelphia Gas Works, Pennsylvania, Revenue Bonds, General           7/13 at 100.00          AAA         1,047,180
                  Ordinance, Seventeenth Series 2003, 5.375%, 7/01/19 - FSA
                  Insured

                                                           Nuveen Investments 69

    | Portfolio of INVESTMENTS April 30, 2009

   PRINCIPAL                                                                           OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                         PROVISIONS (2)  RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
               UTILITIES (continued)
$      5,050   Philadelphia Gas Works, Pennsylvania, Revenue Bonds, Seventh          10/17 at 100.00            A  $      4,395,773
                  Series, 2007, 5.000%, 10/01/37 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
      20,445   Total Utilities                                                                                           18,325,601
------------------------------------------------------------------------------------------------------------------------------------

               WATER AND SEWER - 12.1% (8.1% OF TOTAL INVESTMENTS)
         305   Allegheny County Sanitary Authority, Pennsylvania, Sewerage           12/10 at 101.00           AA           309,435
                  Revenue Bonds, Series 2000, 5.500%, 12/01/30 - MBIA
                  Insured
               Allegheny County Sanitary Authority, Pennsylvania, Sewerage
               Revenue Bonds, Series 2005A:
       1,900      5.000%, 12/01/21 - MBIA Insured                                    12/15 at 100.00          AA-         1,953,238
       2,120      5.000%, 12/01/23 - MBIA Insured                                    12/15 at 100.00          AA-         2,156,782
         545      5.000%, 12/01/30 - MBIA Insured                                    12/15 at 100.00          AA-           519,385
       2,500   Bethlehem Authority, Northampton and Lehigh Counties,                 11/14 at 100.00          AAA         2,594,175
                  Pennsylvania, Guaranteed Water Revenue Bonds, Series
                  2004, 5.000%, 11/15/20 - FSA Insured
       4,000   Bucks County Industrial Development Authority, Pennsylvania,           3/12 at 100.00          AA-         3,699,680
                  Water Facility Revenue Bonds, Pennsylvania Suburban Water
                  Company, Series 2002, 5.550%, 9/01/32 - FGIC Insured
                  (Alternative Minimum Tax)
       2,000   Harrisburg Authority, Dauphin County, Pennsylvania, Water              7/14 at 100.00          AAA         2,051,440
                  Revenue Refunding Bonds, Series 2004, 5.000%, 7/15/22 -
                  FSA Insured
       3,360   Mercer County Industrial Development Authority,                        7/10 at 100.00          AA-         3,269,448
                  Pennsylvania, Water Facility Revenue Bonds, Consumers
                  Water Company, Shenango Valley Division Project, Series
                  2000, 6.000%, 7/01/30 - MBIA Insured (Alternative Minimum
                  Tax)
               Norristown Municipal Waste Authority, Pennsylvania, Sewer
               Revenue Bonds, Series 2003:
       1,140      5.125%, 11/15/22 - FGIC Insured                                    11/13 at 100.00          N/R         1,065,421
       2,535      5.125%, 11/15/23 - FGIC Insured                                    11/13 at 100.00          N/R         2,342,796
       2,000   Philadelphia, Pennsylvania, Water and Wastewater Revenue               7/15 at 100.00          AAA         2,064,640
                  Bonds, Series 2005A, 5.000%, 7/01/23 - FSA Insured
       2,000   Unity Township Municipal Authority, Pennsylvania, Sewerage            12/14 at 100.00          AAA         1,988,479
                  Revenue Bonds, Series 2004, 5.000%, 12/01/34 - FSA Insured
------------------------------------------------------------------------------------------------------------------------------------
      24,405   Total Water and Sewer                                                                                     24,014,919
------------------------------------------------------------------------------------------------------------------------------------
$    319,960   Total Investments (cost $307,032,759) - 148.6%                                                           295,392,004
============------------------------------------------------------------------------------------------------------------------------
               Floating Rate Obligations - (3.5)%                                                                        (7,025,000)
               ---------------------------------------------------------------------------------------------------------------------
               Other Assets Less Liabilities - 4.9%                                                                       9,646,503
               ---------------------------------------------------------------------------------------------------------------------
               Preferred Shares, at Liquidation Value - (50.0)% (5)                                                     (99,275,000)
               ---------------------------------------------------------------------------------------------------------------------
               Net Assets Applicable to Common Shares - 100%                                                        $   198,738,507
               =====================================================================================================================

(1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

(2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

      The Portfolio of Investments may reflect the ratings on certain bonds whose insurer has experienced downgrades as of the end of the reporting period. Please see the Portfolio Manager's Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5) Preferred Shares, at Liquidation Value as a percentage of Total Investments is 33.6%.

N/R   Not rated.

(ETM) Escrowed to maturity.

(IF)  Inverse floating rate investment.

(UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140. See Notes to Financial Statements, Footnote 1- Inverse Floating Rate Securities for more information.

                                 See accompanying notes to financial statements.

70 Nuveen Investments

NXM | Nuveen Pennsylvania Dividend Advantage Municipal Fund
    | Portfolio of INVESTMENTS April 30, 2009

   PRINCIPAL                                                                           OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                         PROVISIONS (2)  RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
               CONSUMER STAPLES - 2.3% (1.5% OF TOTAL INVESTMENTS)
$      1,000   Pennsylvania Economic Development Financing Authority, Solid             No Opt. Call          AA-   $     1,004,400
                  Waste Disposal Revenue Bonds, Procter & Gamble Paper
                  Project, Series 2001, 5.375%, 3/01/31 (Alternative
                  Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------

               EDUCATION AND CIVIC ORGANIZATIONS - 27.3% (18.2% OF TOTAL INVESTMENTS)
         100   Allegheny County Higher Education Building Authority,                    No Opt. Call         Baa3            81,005
                  Pennsylvania, College Revenue Refunding Bonds, Robert
                  Morris College, Series 1998A, 6.000%, 5/01/28
         235   Allegheny County Higher Education Building Authority,                  2/16 at 100.00         Baa3           167,212
                  Pennsylvania, Revenue Bonds, Robert Morris University,
                  Series 2006A, 4.750%, 2/15/26
       2,250   Bucks County Industrial Development Authority, Pennsylvania,           9/11 at 100.00          N/R         2,087,415
                  Revenue Bonds, George School Project, Series 2001,
                  5.125%, 9/15/31 - AMBAC Insured
         700   Chester County Health and Education Facilities Authority,             10/15 at 102.00          N/R           505,162
                  Pennsylvania, Revenue Bonds, Immaculata University,
                  Series 2005, 5.500%, 10/15/25
         720   Chester County Industrial Development Authority,                      12/17 at 100.00          BB+           514,022
                  Pennsylvania, Avon Grove Charter School Revenue Bonds,
                  Series 2007A, 6.375%, 12/15/37
       1,000   Delaware County Authority, Pennsylvania, College Revenue              10/11 at 100.00          BBB           885,570
                  Refunding Bonds, Neumann College, Series 2001, 6.000%,
                  10/01/31
         300   Delaware County Authority, Pennsylvania, General Revenue              10/16 at 100.00         BBB-           222,258
                  Bonds, Eastern University, Series 2006, 4.500%, 10/01/27
                  - RAAI Insured
               Delaware County Authority, Pennsylvania, Revenue Bonds,
               Villanova University, Series 2006:
         295      5.000%, 8/01/23 - AMBAC Insured                                     8/16 at 100.00            A           303,469
         145      5.000%, 8/01/24 - AMBAC Insured                                     8/16 at 100.00            A           148,263
         160   Erie Higher Education Building Authority, Pennsylvania,                5/17 at 100.00         BBB-           127,056
                  College Revenue Bonds, Gannon University, Series
                  2007-GG3, 5.000%, 5/01/32 - RAAI Insured
       1,000   Montgomery County Industrial Development Authority,                    8/15 at 100.00           A1         1,011,760
                  Pennsylvania, Revenue Bonds, Hill School, Series 2005,
                  5.000%, 8/15/27 - MBIA Insured
          75   New Wilmington, Pennsylvania, Revenue, Westminster College,            5/17 at 100.00         BBB-            60,312
                  Series 2007G, 5.125%, 5/01/33 - RAAI Insured
       1,000   Pennsylvania Higher Educational Facilities Authority,                  6/12 at 100.00          Aa3         1,043,090
                  General Revenue Bonds, State System of Higher Education,
                  Series 2002W, 5.000%, 6/15/19 - AMBAC Insured
         900   Pennsylvania Higher Educational Facilities Authority,                  6/18 at 100.00          Aa3           905,850
                  General Revenue Bonds, State System of Higher Education,
                  Series 2008AH, 5.000%, 6/15/33
         220   Pennsylvania Higher Educational Facilities Authority,                  5/16 at 100.00           A-           189,924
                  Revenue Bonds, Allegheny College, Series 2006, 4.750%,
                  5/01/31
         540   Pennsylvania Higher Educational Facilities Authority,                 11/17 at 100.00          AA-           531,203
                  Revenue Bonds, Drexel University, Series 2007A, 5.000%,
                  5/01/37 - MBIA Insured
       1,500   Pennsylvania Higher Educational Facilities Authority,                  7/11 at 100.00         BBB-         1,259,895
                  Revenue Bonds, Moravian College, Series 2001, 5.375%,
                  7/01/31 - RAAI Insured
         700   Pennsylvania Higher Educational Facilities Authority,                  4/16 at 100.00          AA-           737,170
                  Revenue Bonds, Temple University, First Series of 2006,
                  5.000%, 4/01/21 - MBIA Insured
         350   Pennsylvania Higher Educational Facilities Authority,                  1/13 at 100.00           A1           370,797
                  Revenue Bonds, Thomas Jefferson University, Series 2002,
                  5.500%, 1/01/16

                                                           Nuveen Investments 71

    | Portfolio of INVESTMENTS April 30, 2009

   PRINCIPAL                                                                           OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                         PROVISIONS (2)  RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
               EDUCATION AND CIVIC ORGANIZATIONS (continued)
$        255   Philadelphia Authority for Industrial Development,                     1/17 at 100.00          BBB   $       297,554
                  Pennsylvania, Revenue Bonds, Franklin Towne Charter High
                  School, Series 2006A, 5.250%, 1/01/27
         470   Philadelphia Authority for Industrial Development,                     1/13 at 102.00           BB           280,905
                  Pennsylvania, Revenue Bonds, Leadership Learning
                  Partners, Series 2005A, 5.375%, 7/01/36
         230   Philadelphia Authority for Industrial Development,                     5/16 at 100.00         BBB-           172,972
                  Pennsylvania, Revenue Bonds, Richard Allen Preparatory
                  Charter School, Series 2006, 6.250%, 5/01/33
------------------------------------------------------------------------------------------------------------------------------------
      13,145   Total Education and Civic Organizations                                                                   11,902,864
------------------------------------------------------------------------------------------------------------------------------------

               HEALTH CARE - 21.8% (14.6% OF TOTAL INVESTMENTS)
         550   Allegheny County Hospital Development Authority,                       4/15 at 100.00         Baa2           376,844
                  Pennsylvania, Revenue Bonds, Ohio Valley General
                  Hospital, Series 2005A, 5.125%, 4/01/35
         640   Allentown Area Hospital Authority, Pennsylvania, Revenue                 No Opt. Call          BB-           546,003
                  Bonds, Sacred Heart Hospital, Series 2005, 6.000%,
                  11/15/16
       2,500   Chester County Health and Educational Facilities Authority,            5/09 at 100.50          AA-         2,489,924
                  Pennsylvania, Health System Revenue Bonds, Jefferson
                  Health System, Series 1997B, 5.375%, 5/15/27
          80   Erie County Hospital Authority, Pennsylvania, Revenue Bonds,          11/17 at 100.00           A-            61,157
                  Hamot Health Foundation, Series 2007, 5.000%, 11/01/37 -
                  CIFG Insured
         230   Fulton County, Pennsylvania, Industrial Development                    7/16 at 100.00          N/R           143,591
                  Authority Hospital Revenue Bonds, Fulton County Medical
                  Center Project, Series 2006, 5.900%, 7/01/40
         650   Lehigh County General Purpose Authority, Pennsylvania,                 7/18 at 100.00          AAA           605,963
                  Hospital Revenue Bonds, Lehigh Valley Health Network,
                  Series 2008A, 5.000%, 7/01/33 - FSA Insured
         250   Lehigh County General Purpose Authority, Pennsylvania,                11/14 at 100.00            A           239,933
                  Revenue Bonds, Good Shepherd Group, Series 2004A, 5.500%,
                  11/01/24
       1,025   Lehigh County General Purpose Authority, Pennsylvania,                11/17 at 100.00          AAA           984,410
                  Revenue Bonds, Good Shepherd Group, Series 2007, 5.000%,
                  11/01/37 - AGC Insured
         140   Monroe County Hospital Authority, Pennsylvania, Hospital               1/17 at 100.00           A-           111,360
                  Revenue Bonds, Pocono Medical Center, Series 2007,
                  5.125%, 1/01/37
       2,150   Pennsylvania Higher Educational Facilities Authority,                  1/11 at 101.00          AA-         2,187,839
                  Revenue Bonds, UPMC Health System, Series 2001A, 6.000%,
                  1/15/31
          25   Pottsville Hospital Authority, Pennsylvania, Hospital                  7/09 at 100.00          BB-            17,650
                  Revenue Bonds, Pottsville Hospital and Warne Clinic,
                  Series 1998, 5.625%, 7/01/24
         215   Sayre Healthcare Facility Authority, Pennsylvania, Revenue            12/17 at 100.00            A           113,251
                  Bonds, Guthrie Healthcare System, Series 2007, 2.713%,
                  12/01/31 - AMBAC Insured
       1,000   Washington County Hospital Authority, Pennsylvania, Revenue            6/12 at 101.00           A3         1,015,880
                  Bonds, Monongahela Valley Hospital Project, Series 2002,
                  5.500%, 6/01/17
         750   West Shore Area Hospital Authority, Cumberland County,                 1/12 at 100.00          BBB           621,660
                  Pennsylvania, Hospital Revenue Bonds, Holy Spirit
                  Hospital of the Sisters of Christian Charity Project,
                  Series 2001, 6.250%, 1/01/32
------------------------------------------------------------------------------------------------------------------------------------
      10,205   Total Health Care                                                                                          9,515,465
------------------------------------------------------------------------------------------------------------------------------------

               HOUSING/MULTIFAMILY - 1.2% (0.8% OF TOTAL INVESTMENTS)
         700   Pennsylvania Higher Educational Facilities Authority,                  7/15 at 100.00         BBB-           474,250
                  Revenue Bonds, Slippery Rock University Foundation Inc.,
                  Student Housing Project, Series 2005A, 5.000%, 7/01/37 -
                  SYNCORA GTY Insured
         100   Philadelphia Authority for Industrial Development,                     5/15 at 102.00         Baa2            69,252
                  Pennsylvania, Multifamily Housing Revenue Bonds,
                  Presbyterian Homes Germantown - Morrisville Project,
                  Series 2005A, 5.625%, 7/01/35
------------------------------------------------------------------------------------------------------------------------------------
         800   Total Housing/Multifamily                                                                                    543,502
------------------------------------------------------------------------------------------------------------------------------------

72 Nuveen Investments

   PRINCIPAL                                                                           OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                         PROVISIONS (2)  RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
               HOUSING/SINGLE FAMILY - 8.7% (5.8% OF TOTAL INVESTMENTS)
$      1,425   Allegheny County Residential Finance Authority,                        5/09 at 102.00          Aaa   $     1,407,601
                  Pennsylvania, GNMA Mortgage-Backed Securities Program
                  Single Family Mortgage Revenue Bonds, Series 1998DD-2,
                  5.400%, 11/01/29 (Alternative Minimum Tax)
         450   Pennsylvania Housing Finance Agency, Single Family Mortgage           10/17 at 100.00          AA+           454,514
                  Revenue Bonds, Series 2008-103-C, 5.450%, 10/01/38
               Pennsylvania Housing Finance Agency, Single Family Mortgage
               Revenue Bonds, Series 2006:
         480      4.950%, 10/01/26 (Alternative Minimum Tax) (UB)                     4/15 at 100.00          AA+           451,656
         500      4.900%, 10/01/37 (Alternative Minimum Tax) (UB)                    10/15 at 100.00          AA+           445,295
         700      5.150%, 10/01/37 (Alternative Minimum Tax) (UB)                    10/15 at 100.00          AA+           645,176
         430   Pennsylvania Housing Finance Agency, Single Family Mortgage           10/16 at 100.00          AA+           379,884
                  Revenue Bonds, Series 2007, 4.850%, 10/01/31 (Alternative
                  Minimum Tax) (UB)
------------------------------------------------------------------------------------------------------------------------------------
       3,985   Total Housing/Single Family                                                                                3,784,126
------------------------------------------------------------------------------------------------------------------------------------

               INDUSTRIALS - 6.7% (4.5% OF TOTAL INVESTMENTS)
       2,000   Pennsylvania Economic Development Financing Authority,                 5/11 at 101.00           A2         1,567,620
                  Exempt Facilities Revenue Bonds, Amtrak Project, Series
                  2001A, 6.250%, 11/01/31 (Alternative Minimum Tax)
       1,250   Pennsylvania Industrial Development Authority, Economic                7/12 at 101.00            A         1,335,900
                  Development Revenue Bonds, Series 2002, 5.500%, 7/01/17 -
                  AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
       3,250   Total Industrials                                                                                          2,903,520
------------------------------------------------------------------------------------------------------------------------------------

               LONG-TERM CARE - 17.2% (11.5% OF TOTAL INVESTMENTS)
               Bucks County Industrial Development Authority, Pennsylvania,
               Revenue Bonds, Lutheran Community at Telford Center,
               Series 2007:
         220      5.750%, 1/01/27                                                     1/17 at 100.00          N/R           152,693
         360      5.750%, 1/01/37                                                     1/17 at 100.00          N/R           223,430
         265   Cumberland County Municipal Authority, Pennsylvania, Revenue           1/17 at 100.00          N/R           181,983
                  Bonds, Diakon Lutheran Social Ministries, Series 2007,
                  5.000%, 1/01/36
         200   Lancaster County Hospital Authority, Pennsylvania, Health             11/16 at 100.00            A           161,792
                  Center Revenue Bonds, Masonic Homes Project, Series 2006,
                  5.000%, 11/01/36
       2,100   Lancaster County Hospital Authority, Pennsylvania, Health             12/11 at 100.00           A-         1,991,808
                  Center Revenue Bonds, Willow Valley Retirement
                  Communities Project, Series 2001, 5.875%, 6/01/31
         185   Lancaster County Hospital Authority, Pennsylvania, Revenue             7/17 at 100.00          N/R           152,669
                  Bonds, Brethren Village Project, Series 2008A, 6.375%,
                  7/01/30
         785   Lebanon County Health Facilities Authority, Pennsylvania,             12/14 at 100.00          N/R           520,471
                  Health Center Revenue Bonds, Pleasant View Retirement
                  Community, Series 2005A, 5.300%, 12/15/26
               Pennsylvania Economic Development Financing Authority,
               Revenue Bonds, Northwestern Human Services Inc., Series
               1998A:
       1,240      5.250%, 6/01/14                                                     6/09 at 100.00          BB+         1,108,262
          50      5.125%, 6/01/18                                                     6/09 at 100.00          BB+            38,764
               Philadelphia Authority for Industrial Development,
               Pennsylvania, Revenue Bonds, Philadelphia Corporation for
               the Aging Project, Series 2001B:
         670      5.250%, 7/01/23 - AMBAC Insured                                     7/11 at 101.00            A           609,613
       2,875      5.250%, 7/01/31 - AMBAC Insured                                     7/11 at 101.00            A         2,373,887
------------------------------------------------------------------------------------------------------------------------------------
       8,950   Total Long-Term Care                                                                                       7,515,372
------------------------------------------------------------------------------------------------------------------------------------

               MATERIALS - 3.7% (2.5% OF TOTAL INVESTMENTS)
         350   Allegheny County Industrial Development Authority,                       No Opt. Call           BB           321,192
                  Pennsylvania, Revenue Bonds, United States Steel
                  Corporation, Series 2005, 5.500%, 11/01/16
         210   Bradford County Industrial Development Authority,                     12/15 at 100.00          BBB           157,208
                  Pennsylvania, Solid Waste Disposal Revenue Bonds,
                  International Paper Company, Series 2005B, 5.200%,
                  12/01/19 (Alternative Minimum Tax)

                                                           Nuveen Investments 73

    | Portfolio of INVESTMENTS April 30, 2009

   PRINCIPAL                                                                           OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                         PROVISIONS (2)  RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
               MATERIALS (continued)
$        750   Bucks County Industrial Development Authority, Pennsylvania,             No Opt. Call         BBB+   $       745,508
                  Environmental Improvement Revenue Bonds, USX Corporation
                  Project, Series 1995, 5.400%, 11/01/17 (Mandatory put
                  11/01/11)
         750   Pennsylvania Economic Development Financing Authority,                 5/09 at 102.00          N/R           391,658
                  Exempt Facilities Revenue Bonds, National Gypsum Company,
                  Series 1997B, 6.125%, 11/01/27 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
       2,060   Total Materials                                                                                            1,615,566
------------------------------------------------------------------------------------------------------------------------------------

               TAX OBLIGATION/GENERAL - 14.2% (9.4% OF TOTAL INVESTMENTS)
         300   Pennsylvania, General Obligation Bonds, First Series 2006,            10/16 at 100.00           AA           340,428
                  5.000%, 10/01/18
         375   Philadelphia School District, Pennsylvania, General                      No Opt. Call          AA-           363,008
                  Obligation Bonds, Series 2007A, 5.000%, 6/01/34 - FGIC
                  Insured
         840   Pine-Richland School District, Pennsylvania, School                    7/15 at 100.00          AAA           839,933
                  Improvement General Obligation Bonds, Series 2005,
                  5.000%, 7/15/35 - FSA Insured
       3,000   Pittsburgh School District, Allegheny County, Pennsylvania,              No Opt. Call          AAA         3,442,019
                  General Obligation Refunding Bonds, Series 2002A, 5.500%,
                  9/01/14 - FSA Insured
       2,220   Reading School District, Berks County, Pennsylvania, General             No Opt. Call          AA-           577,955
                  Obligation Bonds, Series 2003B, 0.000%, 1/15/32 - FGIC
                  Insured
         600   York County, Pennsylvania, General Obligation Bonds, Series           12/15 at 100.00           AA           604,662
                  2006, 5.000%, 6/01/33 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------
       7,335   Total Tax Obligation/General                                                                               6,168,005
------------------------------------------------------------------------------------------------------------------------------------

               TAX OBLIGATION/LIMITED - 14.4% (9.6% OF TOTAL INVESTMENTS)
       1,000   Allegheny County Redevelopment Authority, Pennsylvania, TIF              No Opt. Call          N/R           743,230
                  Revenue Bonds, Pittsburg Mills Project, Series 2004,
                  5.600%, 7/01/23
         450   Erie County Convention Center Authority, Pennsylvania,                 1/15 at 100.00          AA-           440,231
                  Convention Center Revenue Bonds, Series 2005, 5.000%,
                  1/15/36 - FGIC Insured
         425   Pennsylvania Turnpike Commission, Oil Franchise Tax Senior            12/18 at 100.00           AA           429,824
                  Lien Revenue Bonds, Series 2003A, 5.000%, 12/01/32 - MBIA
                  Insured
       1,000   Pennsylvania Turnpike Commission, Registration Fee Revenue               No Opt. Call          AAA         1,133,410
                  Bonds, Series 2005A, 5.250%, 7/15/18 - FSA Insured
       1,000   Philadelphia Municipal Authority, Pennsylvania, Lease                 11/13 at 100.00          AAA         1,072,880
                  Revenue Bonds, Series 2003B, 5.250%, 11/15/17 - FSA
                  Insured
       1,500   Philadelphia Redevelopment Authority, Pennsylvania, Revenue            4/12 at 100.00          AA-         1,535,700
                  Bonds, Philadelphia Neighborhood Transformation
                  Initiative, Series 2002A, 5.500%, 4/15/19 - FGIC Insured
         750   Puerto Rico Highway and Transportation Authority, Highway                No Opt. Call          AA-           677,760
                  Revenue Bonds, Series 2007N, 5.250%, 7/01/33 - MBIA
                  Insured
         630   Puerto Rico Infrastructure Financing Authority, Special Tax              No Opt. Call         BBB+           111,888
                  Revenue Bonds, Series 2005A, 0.000%, 7/01/32 - FGIC
                  Insured
         250   Washington County Redevelopment Authority, Pennsylvania,               7/17 at 100.00          N/R           145,880
                  Tanger Outlet Victory Center Tax Increment Bonds, Series
                  2006A, 5.450%, 7/01/35
------------------------------------------------------------------------------------------------------------------------------------
       7,005   Total Tax Obligation/Limited                                                                               6,290,803
------------------------------------------------------------------------------------------------------------------------------------

74 Nuveen Investments

   PRINCIPAL                                                                           OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                         PROVISIONS (2)  RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
               TRANSPORTATION - 12.1% (8.0% OF TOTAL INVESTMENTS)
$        130   Delaware River Joint Toll Bridge Commission, New Jersey and            7/13 at 100.00           A2   $       136,661
                  Pennsylvania, Revenue Bonds, Series 2003, 5.250%, 7/01/17
       1,000   Pennsylvania Economic Development Financing Authority,                 6/12 at 102.00         BBB+           811,530
                  Revenue Bonds, Amtrak 30th Street Station Parking Garage,
                  Series 2002, 5.875%, 6/01/33 - ACA Insured (Alternative
                  Minimum Tax)
         420   Pennsylvania Turnpike Commission, Turnpike Revenue Bonds,              6/16 at 100.00          Aa3           434,666
                  Series 2006A, 5.000%, 12/01/24 - AMBAC Insured
       1,750   Philadelphia Authority for Industrial Development,                     7/11 at 101.00          AA-         1,601,530
                  Pennsylvania, Airport Revenue Bonds, Philadelphia Airport
                  System Project, Series 2001A, 5.250%, 7/01/28 - FGIC
                  Insured (Alternative Minimum Tax)
       2,210   Pittsburgh and Allegheny County Sports and Exhibition                  6/09 at 100.00          N/R         2,129,290
                  Authority, Pennsylvania, Parking Revenue Bonds, Series
                  2001A, 5.375%, 12/01/30 - AMBAC Insured
         160   Scranton Parking Authority, Pennsylvania, Guaranteed Parking           9/13 at 100.00          AA-           137,626
                  Revenue Bonds, Series 2004, 5.000%, 9/15/33 - FGIC Insured
------------------------------------------------------------------------------------------------------------------------------------
       5,670   Total Transportation                                                                                       5,251,303
------------------------------------------------------------------------------------------------------------------------------------

               U.S. GUARANTEED - 13.5% (9.0% OF TOTAL INVESTMENTS) (4)
       1,000   Cumberland County Municipal Authority, Pennsylvania,                   1/13 at 101.00      N/R (4)         1,189,320
                  Retirement Community Revenue Bonds, Wesley Affiliated
                  Services Inc., Series 2002A, 7.125%, 1/01/25
                  (Pre-refunded 1/01/13)
       1,105   Oxford Area School District, Chester County, Pennsylvania,             2/12 at 100.00      AA- (4)         1,232,130
                  General Obligation Bonds, Series 2001A, 5.500%, 2/15/17
                  (Pre-refunded 2/15/12) - FGIC Insured
       1,000   Philadelphia Gas Works, Pennsylvania, Revenue Bonds, General           8/13 at 100.00          AAA         1,150,880
                  Ordinance, Fourth Series 1998, 5.250%, 8/01/18
                  (Pre-refunded 8/01/13) - FSA Insured
         150   Philadelphia Gas Works, Pennsylvania, Revenue Bonds, Twelfth             No Opt. Call          Aaa           186,560
                  Series 1990B, 7.000%, 5/15/20 - MBIA Insured (ETM)
       1,700   Philadelphia School District, Pennsylvania, General                    8/12 at 100.00      Aa3 (4)         1,928,446
                  Obligation Bonds, Series 2002B, 5.625%, 8/01/18
                  (Pre-refunded 8/01/12) - FGIC Insured
         170   St. Mary Hospital Authority, Pennsylvania, Health System              11/14 at 100.00       A1 (4)           198,283
                  Revenue Bonds, Catholic Health East, Series 2004B,
                  5.375%, 11/15/34 (Pre-refunded 11/15/14)
------------------------------------------------------------------------------------------------------------------------------------
       5,125   Total U.S. Guaranteed                                                                                      5,885,619
------------------------------------------------------------------------------------------------------------------------------------

               UTILITIES - 4.3% (2.9% OF TOTAL INVESTMENTS)
         500   Allegheny County Industrial Development Authority,                       No Opt. Call         Baa2           498,215
                  Pennsylvania, Pollution Control Revenue Refunding Bonds,
                  Duquesne Light Company, Series 1999A, 4.350%, 12/01/13 -
                  AMBAC Insured
         285   Pennsylvania Economic Development Financing Authority,                12/09 at 103.00          Ba3           264,540
                  Exempt Facilities Revenue Bonds, Reliant Energy Inc.,
                  Series 2003A, 6.750%, 12/01/36 (Alternative Minimum Tax)
         140   Philadelphia Gas Works, Pennsylvania, Revenue Bonds, General           9/14 at 100.00          AAA           141,624
                  Ordinance, Fifth Series 2004A-1, 5.000%, 9/01/26 - FSA
                  Insured
       1,105   Philadelphia Gas Works, Pennsylvania, Revenue Bonds, Seventh          10/17 at 100.00            A           961,847
                  Series, 2007, 5.000%, 10/01/37 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
       2,030   Total Utilities                                                                                            1,866,226
------------------------------------------------------------------------------------------------------------------------------------

                                                           Nuveen Investments 75

    | Portfolio of INVESTMENTS April 30, 2009

   PRINCIPAL                                                                           OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                         PROVISIONS (2)  RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
               WATER AND SEWER - 2.6% (1.7% OF TOTAL INVESTMENTS)
$        500   Bethlehem Authority, Northampton and Lehigh Counties,                 11/14 at 100.00          AAA   $       518,835
                  Pennsylvania, Guaranteed Water Revenue Bonds, Series
                  2004, 5.000%, 11/15/20 - FSA Insured
         600   Harrisburg Authority, Dauphin County, Pennsylvania, Water              7/14 at 100.00          AAA           615,433
                  Revenue Refunding Bonds, Series 2004, 5.000%, 7/15/22 -
                  FSA Insured
------------------------------------------------------------------------------------------------------------------------------------
       1,100   Total Water and Sewer                                                                                      1,134,268
------------------------------------------------------------------------------------------------------------------------------------
$     71,660   Total Investments (cost $69,265,939) - 150.0%                                                             65,381,039
============------------------------------------------------------------------------------------------------------------------------
               Floating Rate Obligations - (2.9)%                                                                        (1,270,000)
               ---------------------------------------------------------------------------------------------------------------------
               Other Assets Less Liabilities - 4.5%                                                                       1,976,253
               ---------------------------------------------------------------------------------------------------------------------
               Preferred Shares, at Liquidation Value - (51.6)% (5)                                                     (22,500,000)
               ---------------------------------------------------------------------------------------------------------------------
               Net Assets Applicable to Common Shares - 100%                                                        $    43,587,292
               ---------------------------------------------------------------------------------------------------------------------

(1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

(2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

      The Portfolio of Investments may reflect the ratings on certain bonds whose insurer has experienced downgrades as of the end of the reporting period. Please see the Portfolio Manager's Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5) Preferred Shares, at Liquidation Value as a percentage of Total Investments is 34.4%.

N/R   Not rated.

(ETM) Escrowed to maturity.

(UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140. See Notes to Financial Statements, Footnote 1- Inverse Floating Rate Securities for more information.

                                 See accompanying notes to financial statements.

76 Nuveen Investments

NVY | Nuveen Pennsylvania Dividend Advantage Municipal Fund 2
    | Portfolio of INVESTMENTS April 30, 2009

   PRINCIPAL                                                                           OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                         PROVISIONS (2)  RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
               EDUCATION AND CIVIC ORGANIZATIONS - 19.0% (12.5% OF TOTAL INVESTMENTS)
$      1,000   Allegheny County Higher Education Building Authority,                    No Opt. Call         Baa3   $       810,050
                  Pennsylvania, College Revenue Refunding Bonds, Robert
                  Morris College, Series 1998A, 6.000%, 5/01/28
         800   Chester County Health and Education Facilities Authority,             10/15 at 102.00          N/R           577,328
                  Pennsylvania, Revenue Bonds, Immaculata University,
                  Series 2005, 5.500%, 10/15/25
         720   Chester County Industrial Development Authority,                      12/17 at 100.00          BB+           514,022
                  Pennsylvania, Avon Grove Charter School Revenue Bonds,
                  Series 2007A, 6.375%, 12/15/37
         325   Delaware County Authority, Pennsylvania, College Revenue              10/11 at 100.00          BBB           287,810
                  Refunding Bonds, Neumann College, Series 2001, 6.000%,
                  10/01/31
         450   Delaware County Authority, Pennsylvania, General Revenue              10/16 at 100.00         BBB-           333,387
                  Bonds, Eastern University, Series 2006, 4.500%, 10/01/27
                  - RAAI Insured
               Delaware County Authority, Pennsylvania, Revenue Bonds,
               Villanova University, Series 2006:
         340      5.000%, 8/01/23 - AMBAC Insured                                     8/16 at 100.00         BBB-           349,761
         165      5.000%, 8/01/24 - AMBAC Insured                                     8/16 at 100.00            A           168,713
       1,435   Delaware County Authority, Pennsylvania, Revenue Refunding             8/13 at 100.00          AA-         1,551,737
                  Bonds, Villanova University, Series 2003, 5.250%, 8/01/17
                  - FGIC Insured
         180   Erie Higher Education Building Authority, Pennsylvania,                5/17 at 100.00         BBB+           142,938
                  College Revenue Bonds, Gannon University, Series
                  2007-GG3, 5.000%, 5/01/32 - RAAI Insured
          80   New Wilmington, Pennsylvania, Revenue, Westminster College,            5/17 at 100.00         BBB-            64,333
                  Series 2007G, 5.125%, 5/01/33 - RAAI Insured
       1,050   Pennsylvania Higher Educational Facilities Authority,                  6/18 at 100.00          Aa3         1,056,825
                  General Revenue Bonds, State System of Higher Education,
                  Series 2008AH, 5.000%, 6/15/33
         285   Pennsylvania Higher Educational Facilities Authority,                  5/16 at 100.00           A-           246,038
                  Revenue Bonds, Allegheny College, Series 2006, 4.750%,
                  5/01/31
         610   Pennsylvania Higher Educational Facilities Authority,                 11/17 at 100.00          AA-           600,063
                  Revenue Bonds, Drexel University, Series 2007A, 5.000%,
                  5/01/37 - MBIA Insured
         800   Pennsylvania Higher Educational Facilities Authority,                  4/16 at 100.00          AA-           842,480
                  Revenue Bonds, Temple University, First Series of 2006,
                  5.000%, 4/01/21 - MBIA Insured
         315   Philadelphia Authority for Industrial Development,                     1/17 at 100.00          BBB           367,567
                  Pennsylvania, Revenue Bonds, Franklin Towne Charter High
                  School, Series 2006A, 5.250%, 1/01/27
         530   Philadelphia Authority for Industrial Development,                     1/13 at 102.00           BB           316,765
                  Pennsylvania, Revenue Bonds, Leadership Learning
                  Partners, Series 2005A, 5.375%, 7/01/36
         270   Philadelphia Authority for Industrial Development,                     5/16 at 100.00         BBB-           203,054
                  Pennsylvania, Revenue Bonds, Richard Allen Preparatory
                  Charter School, Series 2006, 6.250%, 5/01/33
       1,000   Union County, Higher Education Facilities Financing                    4/13 at 100.00          Aa2         1,079,130
                  Authority, Pennsylvania, Revenue Bonds, Bucknell
                  University, Series 2002A, 5.250%, 4/01/20
------------------------------------------------------------------------------------------------------------------------------------
      10,355   Total Education and Civic Organizations                                                                    9,512,001
------------------------------------------------------------------------------------------------------------------------------------

                                                           Nuveen Investments 77

    | Portfolio of INVESTMENTS April 30, 2009

   PRINCIPAL                                                                           OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                         PROVISIONS (2)  RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
               HEALTH CARE - 14.8% (9.8% OF TOTAL INVESTMENTS)
$        625   Allegheny County Hospital Development Authority,                       4/15 at 100.00         Baa2   $       428,231
                  Pennsylvania, Revenue Bonds, Ohio Valley General
                  Hospital, Series 2005A, 5.125%, 4/01/35
         735   Allentown Area Hospital Authority, Pennsylvania, Revenue                 No Opt. Call          BB-           627,051
                  Bonds, Sacred Heart Hospital, Series 2005, 6.000%,
                  11/15/16
       2,000   Chester County Health and Educational Facilities Authority,            5/09 at 100.50          AA-         1,991,940
                  Pennsylvania, Health System Revenue Bonds, Jefferson
                  Health System, Series 1997B, 5.375%, 5/15/27
          95   Erie County Hospital Authority, Pennsylvania, Revenue Bonds,          11/17 at 100.00           A-            72,624
                  Hamot Health Foundation, Series 2007, 5.000%, 11/01/37 -
                  CIFG Insured
         270   Fulton County, Pennsylvania, Industrial Development                    7/16 at 100.00          N/R           168,564
                  Authority Hospital Revenue Bonds, Fulton County Medical
                  Center Project, Series 2006, 5.900%, 7/01/40
         740   Lehigh County General Purpose Authority, Pennsylvania,                 7/18 at 100.00          AAA           689,865
                  Hospital Revenue Bonds, Lehigh Valley Health Network,
                  Series 2008A, 5.000%, 7/01/33 - FSA Insured
       1,155   Lehigh County General Purpose Authority, Pennsylvania,                11/17 at 100.00          AAA         1,109,262
                  Revenue Bonds, Good Shepherd Group, Series 2007, 5.000%,
                  11/01/37 - AGC Insured
         160   Monroe County Hospital Authority, Pennsylvania, Hospital               1/17 at 100.00           A-           127,269
                  Revenue Bonds, Pocono Medical Center, Series 2007,
                  5.125%, 1/01/37
          70   Pennsylvania Higher Educational Facilities Authority,                  1/11 at 101.00          AA-            71,232
                  Revenue Bonds, UPMC Health System, Series 2001A, 6.000%,
                  1/15/31
         245   Sayre Healthcare Facility Authority, Pennsylvania, Revenue            12/17 at 100.00            A           129,054
                  Bonds, Guthrie Healthcare System, Series 2007, 2.713%,
                  12/01/31 - AMBAC Insured
       1,450   Washington County Hospital Authority, Pennsylvania, Revenue            6/12 at 101.00           A3         1,476,376
                  Bonds, Monongahela Valley Hospital Project, Series 2002,
                  6.250%, 6/01/22
               West Shore Area Hospital Authority, Cumberland County,
               Pennsylvania, Hospital Revenue Bonds, Holy Spirit
               Hospital of the Sisters of Christian Charity Project,
               Series 2001:
          25      6.150%, 1/01/21                                                     1/12 at 100.00          BBB            23,284
         600      6.250%, 1/01/32                                                     1/12 at 100.00          BBB           497,328
------------------------------------------------------------------------------------------------------------------------------------
       8,170   Total Health Care                                                                                          7,412,080
------------------------------------------------------------------------------------------------------------------------------------

               HOUSING/MULTIFAMILY - 1.3% (0.8% OF TOTAL INVESTMENTS)
         800   Pennsylvania Higher Educational Facilities Authority,                  7/15 at 100.00         BBB-           542,000
                  Revenue Bonds, Slippery Rock University Foundation Inc.,
                  Student Housing Project, Series 2005A, 5.000%, 7/01/37 -
                  SYNCORA GTY Insured
         120   Philadelphia Authority for Industrial Development,                     5/15 at 102.00         Baa2            83,102
                  Pennsylvania, Multifamily Housing Revenue Bonds,
                  Presbyterian Homes Germantown - Morrisville Project,
                  Series 2005A, 5.625%, 7/01/35
------------------------------------------------------------------------------------------------------------------------------------
         920   Total Housing/Multifamily                                                                                    625,102
------------------------------------------------------------------------------------------------------------------------------------

               HOUSING/SINGLE FAMILY - 7.2% (4.7% OF TOTAL INVESTMENTS)
         250   Pennsylvania Housing Finance Agency, Single Family Mortgage           10/15 at 100.00          AA+           222,648
                  Revenue Bonds, Series 1995A, 4.900%, 10/01/37
                  (Alternative Minimum Tax)
         275   Pennsylvania Housing Finance Agency, Single Family Mortgage            4/15 at 100.00          AA+           258,761
                  Revenue Bonds, Series 2006-93A, 4.950%, 10/01/26
                  (Alternative Minimum Tax)
         400   Pennsylvania Housing Finance Agency, Single Family Mortgage           10/15 at 100.00          AA+           368,672
                  Revenue Bonds, Series 2006-94A, 5.150%, 10/01/37
                  (Alternative Minimum Tax)
         500   Pennsylvania Housing Finance Agency, Single Family Mortgage           10/17 at 100.00          AA+           505,015
                  Revenue Bonds, Series 2008-103-C, 5.450%, 10/01/38

78 Nuveen Investments

   PRINCIPAL                                                                           OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                         PROVISIONS (2)  RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
               HOUSING/SINGLE FAMILY (continued)
               Pennsylvania Housing Finance Agency, Single Family Mortgage
               Revenue Bonds, Series 2006:
$        275      4.950%, 10/01/26 (Alternative Minimum Tax) (UB)                     4/15 at 100.00          AA+   $       258,761
         250      4.900%, 10/01/37 (Alternative Minimum Tax) (UB)                    10/15 at 100.00          AA+           222,648
         400      5.150%, 10/01/37 (Alternative Minimum Tax) (UB)                    10/15 at 100.00          AA+           368,672
               Pennsylvania Housing Finance Agency, Single Family Mortgage
               Revenue Bonds, Series 2007:
       1,100      4.600%, 10/01/27 (Alternative Minimum Tax) (UB)                    10/16 at 100.00          AA+           958,969
         480      4.850%, 10/01/31 (Alternative Minimum Tax) (UB)                    10/16 at 100.00          AA+           424,056
------------------------------------------------------------------------------------------------------------------------------------
       3,930   Total Housing/Single Family                                                                                3,588,202
------------------------------------------------------------------------------------------------------------------------------------

               INDUSTRIALS - 6.3% (4.2% OF TOTAL INVESTMENTS)
       3,000   Pennsylvania Industrial Development Authority, Economic                7/12 at 101.00            A         3,166,350
                  Development Revenue Bonds, Series 2002, 5.500%, 7/01/19 -
                  AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------

               LONG-TERM CARE - 6.6% (4.4% OF TOTAL INVESTMENTS)
               Bucks County Industrial Development Authority, Pennsylvania,
               Revenue Bonds, Lutheran Community at Telford Center,
               Series 2007:
         250      5.750%, 1/01/27                                                     1/17 at 100.00          N/R           173,515
         400      5.750%, 1/01/37                                                     1/17 at 100.00          N/R           248,256
         300   Cumberland County Municipal Authority, Pennsylvania, Revenue           1/17 at 100.00          N/R           206,019
                  Bonds, Diakon Lutheran Social Ministries, Series 2007,
                  5.000%, 1/01/36
         205   Lancaster County Hospital Authority, Pennsylvania, Health             11/16 at 100.00            A           165,837
                  Center Revenue Bonds, Masonic Homes Project, Series 2006,
                  5.000%, 11/01/36
         185   Lancaster County Hospital Authority, Pennsylvania, Revenue             7/17 at 100.00          N/R           152,669
                  Bonds, Brethren Village Project, Series 2008A, 6.375%,
                  7/01/30
         785   Lebanon County Health Facilities Authority, Pennsylvania,             12/14 at 100.00          N/R           520,471
                  Health Center Revenue Bonds, Pleasant View Retirement
                  Community, Series 2005A, 5.300%, 12/15/26
               Pennsylvania Economic Development Financing Authority,
               Revenue Bonds, Northwestern Human Services Inc., Series
               1998A:
       1,260      5.250%, 6/01/14                                                     6/09 at 100.00          BB+         1,126,138
          50      5.125%, 6/01/18                                                     6/09 at 100.00          BB+            38,764
         750   Philadelphia Authority for Industrial Development,                     7/11 at 101.00            A           682,403
                  Pennsylvania, Revenue Bonds, Philadelphia Corporation for
                  the Aging Project, Series 2001B, 5.250%, 7/01/23 - AMBAC
                  Insured
------------------------------------------------------------------------------------------------------------------------------------
       4,185   Total Long-Term Care                                                                                       3,314,072
------------------------------------------------------------------------------------------------------------------------------------

               MATERIALS - 3.9% (2.6% OF TOTAL INVESTMENTS)
         400   Allegheny County Industrial Development Authority,                       No Opt. Call           BB           367,076
                  Pennsylvania, Revenue Bonds, United States Steel
                  Corporation, Series 2005, 5.500%, 11/01/16
         280   Bradford County Industrial Development Authority,                     12/15 at 100.00          BBB           209,611
                  Pennsylvania, Solid Waste Disposal Revenue Bonds,
                  International Paper Company, Series 2005B, 5.200%,
                  12/01/19 (Alternative Minimum Tax)
       1,000   Bucks County Industrial Development Authority, Pennsylvania,             No Opt. Call         BBB+           994,010
                  Environmental Improvement Revenue Bonds, USX Corporation
                  Project, Series 1995, 5.400%, 11/01/17 (Mandatory put
                  11/01/11)
         750   Pennsylvania Economic Development Financing Authority,                 5/09 at 102.00          N/R           391,658
                  Exempt Facilities Revenue Bonds, National Gypsum Company,
                  Series 1997B, 6.125%, 11/01/27 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
       2,430   Total Materials                                                                                            1,962,355
------------------------------------------------------------------------------------------------------------------------------------

               TAX OBLIGATION/GENERAL - 21.6% (14.2% OF TOTAL INVESTMENTS)
       1,740   Butler County, Pennsylvania, Butler Area School District,             10/12 at 100.00          AA-         1,757,487
                  General Obligation Bonds, Series 2002A, 5.375%, 10/01/26
                  - FGIC Insured
       4,000   Delaware Valley Regional Finance Authority, Pennsylvania,                No Opt. Call          Aa2         4,344,080
                  Local Government Revenue Bonds, Series 2002, 5.750%,
                  7/01/17 (UB)

                                                           Nuveen Investments 79

    | Portfolio of INVESTMENTS April 30, 2009

   PRINCIPAL                                                                           OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                         PROVISIONS (2)  RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
               TAX OBLIGATION/GENERAL (continued)
               Greensburg Salem School District, Westmoreland County,
               Pennsylvania, General Obligation Refunding Bonds, Series
               2002:
$        725      5.375%, 9/15/15 - FGIC Insured                                      9/12 at 100.00          AA-   $       795,021
       1,000      5.375%, 9/15/16 - FGIC Insured                                      9/12 at 100.00          AA-         1,096,580
         375   Philadelphia School District, Pennsylvania, General                      No Opt. Call          AA-           363,008
                  Obligation Bonds, Series 2007A, 5.000%, 6/01/34 - FGIC
                  Insured
         950   Pine-Richland School District, Pennsylvania, School                    7/15 at 100.00          AAA           949,924
                  Improvement General Obligation Bonds, Series 2005,
                  5.000%, 7/15/35 - FSA Insured
         225   Pittsburgh, Pennsylvania, General Obligation Bonds, Series               No Opt. Call          AAA           247,824
                  2006B, 5.250%, 9/01/16 - FSA Insured
       2,510   Reading School District, Berks County, Pennsylvania, General             No Opt. Call          AA-           653,453
                  Obligation Bonds, Series 2003B, 0.000%, 1/15/32 - FGIC
                  Insured
         600   York County, Pennsylvania, General Obligation Bonds, Series           12/15 at 100.00           AA           604,662
                  2006, 5.000%, 6/01/33 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------
      12,125   Total Tax Obligation/General                                                                              10,812,039
------------------------------------------------------------------------------------------------------------------------------------

               TAX OBLIGATION/LIMITED - 23.9% (15.7% OF TOTAL INVESTMENTS)
       1,000   Allegheny County Redevelopment Authority, Pennsylvania, TIF              No Opt. Call          N/R           743,230
                  Revenue Bonds, Pittsburg Mills Project, Series 2004,
                  5.600%, 7/01/23
       2,000   Grove City Area Hospital Authority, Mercer County,                     3/12 at 100.00          AA-         1,575,980
                  Pennsylvania, Revenue Bonds, County Guaranteed, Woodland
                  Place Project, Series 2002, 5.400%, 3/01/31 - FGIC Insured
       4,000   Harrisburg Parking Authority, Pennsylvania, Guaranteed                 9/11 at 100.00         Baa1         4,004,960
                  Revenue Refunding Bonds, Series 2001J, 5.000%, 9/01/22 -
                  MBIA Insured
         485   Pennsylvania Turnpike Commission, Oil Franchise Tax Senior            12/18 at 100.00           AA           490,505
                  Lien Revenue Bonds, Series 2003A, 5.000%, 12/01/32 - MBIA
                  Insured
       1,200   Pennsylvania Turnpike Commission, Registration Fee Revenue               No Opt. Call          AAA         1,360,092
                  Bonds, Series 2005A, 5.250%, 7/15/18 - FSA Insured
               Philadelphia Redevelopment Authority, Pennsylvania, Revenue
               Bonds, Philadelphia Neighborhood Transformation
               Initiative, Series 2002A:
       1,000      5.500%, 4/15/18 - FGIC Insured                                      4/12 at 100.00          AA-         1,028,500
       1,750      5.500%, 4/15/22 - FGIC Insured                                      4/12 at 100.00          AA-         1,770,388
         800   Puerto Rico Highway and Transportation Authority, Highway                No Opt. Call          AA-           722,944
                  Revenue Bonds, Series 2007N, 5.250%, 7/01/33 - MBIA
                  Insured
         710   Puerto Rico Infrastructure Financing Authority, Special Tax              No Opt. Call         BBB+           126,096
                  Revenue Bonds, Series 2005A, 0.000%, 7/01/32 - FGIC
                  Insured
         250   Washington County Redevelopment Authority, Pennsylvania,               7/17 at 100.00          N/R           145,880
                  Tanger Outlet Victory Center Tax Increment Bonds, Series
                  2006A, 5.450%, 7/01/35
------------------------------------------------------------------------------------------------------------------------------------
      13,195   Total Tax Obligation/Limited                                                                              11,968,575
------------------------------------------------------------------------------------------------------------------------------------

               TRANSPORTATION - 5.4% (3.5% OF TOTAL INVESTMENTS)
         130   Delaware River Joint Toll Bridge Commission, New Jersey and            7/13 at 100.00           A2           136,661
                  Pennsylvania, Revenue Bonds, Series 2003, 5.250%, 7/01/17
       1,000   Pennsylvania Economic Development Financing Authority,                 6/12 at 102.00         BBB+           811,530
                  Revenue Bonds, Amtrak 30th Street Station Parking Garage,
                  Series 2002, 5.875%, 6/01/33 - ACA Insured (Alternative
                  Minimum Tax)
         670   Pennsylvania Turnpike Commission, Turnpike Revenue Bonds,              6/16 at 100.00          Aa3           693,396
                  Series 2006A, 5.000%, 12/01/24 - AMBAC Insured

80 Nuveen Investments

   PRINCIPAL                                                                           OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                         PROVISIONS (2)  RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
               TRANSPORTATION (continued)
$        180   Scranton Parking Authority, Pennsylvania, Guaranteed Parking           9/13 at 100.00          AA-   $       154,829
                  Revenue Bonds, Series 2004, 5.000%, 9/15/33 - FGIC Insured
       1,000   Susquehanna Area Regional Airport Authority, Pennsylvania,             1/13 at 100.00         Baa3           879,330
                  Airport System Revenue Bonds, Series 2003A, 5.000%,
                  1/01/28 - AMBAC Insured (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
       2,980   Total Transportation                                                                                       2,675,746
------------------------------------------------------------------------------------------------------------------------------------

               U.S. GUARANTEED - 29.3% (19.3% OF TOTAL INVESTMENTS) (4)
       2,000   Adams County, Pennsylvania, General Obligation Bonds, Series           5/11 at 100.00      N/R (4)         2,180,200
                  2001, 5.500%, 11/15/26 (Pre-refunded 5/15/11) - FGIC
                  Insured
         100   Allegheny County Hospital Development Authority,                      11/10 at 102.00          AAA           114,584
                  Pennsylvania, Revenue Bonds, West Penn Allegheny Health
                  System, Series 2000B, 9.250%, 11/15/22 (Pre-refunded
                  11/15/10)
       1,155   Bucks County Industrial Development Authority, Pennsylvania,          10/12 at 101.00      N/R (4)         1,340,043
                  Revenue Bonds, Pennswood Village Project, Series 2002A,
                  6.000%, 10/01/34 (Pre-refunded 10/01/12)
       1,000   Cumberland County Municipal Authority, Pennsylvania,                   1/13 at 101.00      N/R (4)         1,189,320
                  Retirement Community Revenue Bonds, Wesley Affiliated
                  Services Inc., Series 2002A, 7.125%, 1/01/25
                  (Pre-refunded 1/01/13)
       1,100   Luzerne County, Pennsylvania, General Obligation Bonds,                11/12 at 57.97      N/R (4)           597,245
                  Series 2002B, 0.000%, 11/15/21 (Pre-refunded 11/15/12) -
                  MBIA Insured
       2,945   Pennsylvania Turnpike Commission, Registration Fee Revenue             7/11 at 101.00       A1 (4)         3,245,154
                  Bonds, Series 2001, 5.500%, 7/15/33 (Pre-refunded
                  7/15/11) - AMBAC Insured
       1,000   Philadelphia Authority for Industrial Development,                    10/11 at 101.00          AAA         1,102,650
                  Pennsylvania, Lease Revenue Bonds, Series 2001B, 5.125%,
                  10/01/26 (Pre-refunded 10/01/11) - FSA Insured
       2,000   Philadelphia Gas Works, Pennsylvania, Revenue Bonds, General           8/13 at 100.00          AAA         2,301,760
                  Ordinance, Fourth Series 1998, 5.250%, 8/01/20
                  (Pre-refunded 8/01/13) - FSA Insured
          60   Philadelphia Gas Works, Pennsylvania, Revenue Bonds, Twelfth             No Opt. Call          Aaa            74,624
                  Series 1990B, 7.000%, 5/15/20 - MBIA Insured (ETM)
       2,000   Philadelphia School District, Pennsylvania, General                    2/12 at 100.00          AAA         2,222,640
                  Obligation Bonds, Series 2002A, 5.500%, 2/01/31
                  (Pre-refunded 2/01/12) - FSA Insured
         225   St. Mary Hospital Authority, Pennsylvania, Health System              11/14 at 100.00       A1 (4)           262,433
                  Revenue Bonds, Catholic Health East, Series 2004B,
                  5.375%, 11/15/34 (Pre-refunded 11/15/14)
------------------------------------------------------------------------------------------------------------------------------------
      13,585   Total U.S. Guaranteed                                                                                     14,630,653
------------------------------------------------------------------------------------------------------------------------------------

               UTILITIES - 3.0% (2.0% OF TOTAL INVESTMENTS)
         315   Pennsylvania Economic Development Financing Authority,                12/09 at 103.00          Ba3           292,386
                  Exempt Facilities Revenue Bonds, Reliant Energy Inc.,
                  Series 2003A, 6.750%, 12/01/36 (Alternative Minimum Tax)
         145   Philadelphia Gas Works, Pennsylvania, Revenue Bonds, General           9/14 at 100.00          AAA           146,682
                  Ordinance, Fifth Series 2004A-1, 5.000%, 9/01/26 - FSA
                  Insured
       1,240   Philadelphia Gas Works, Pennsylvania, Revenue Bonds, Seventh          10/17 at 100.00            A         1,079,358
                  Series, 2007, 5.000%, 10/01/37 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
       1,700   Total Utilities                                                                                            1,518,426
------------------------------------------------------------------------------------------------------------------------------------

                                                           Nuveen Investments 81

    | Portfolio of INVESTMENTS April 30, 2009

   PRINCIPAL                                                                           OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                         PROVISIONS (2)  RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
               WATER AND SEWER - 9.6% (6.3% OF TOTAL INVESTMENTS)
$      4,500   Bucks County Industrial Development Authority, Pennsylvania,           3/12 at 100.00          AA-   $     4,162,136
                  Water Facility Revenue Bonds, Pennsylvania Suburban Water
                  Company, Series 2002, 5.550%, 9/01/32 - FGIC Insured
                  (Alternative Minimum Tax)
         600   Harrisburg Authority, Dauphin County, Pennsylvania, Water              7/14 at 100.00          AAA           615,432
                  Revenue Refunding Bonds, Series 2004, 5.000%, 7/15/22 -
                  FSA Insured
------------------------------------------------------------------------------------------------------------------------------------
       5,100   Total Water and Sewer                                                                                      4,777,568
------------------------------------------------------------------------------------------------------------------------------------
$     81,675   Total Investments (cost $78,920,903) - 151.9%                                                             75,963,169
============------------------------------------------------------------------------------------------------------------------------
               Floating Rate Obligations - (9.0)%                                                                        (4,500,000)
               ---------------------------------------------------------------------------------------------------------------------
               Other Assets Less Liabilities - 3.1%                                                                       1,529,825
               ---------------------------------------------------------------------------------------------------------------------
               Preferred Shares, at Liquidation Value - (46.0)% (5)                                                     (23,000,000)
               ---------------------------------------------------------------------------------------------------------------------
               Net Assets Applicable to Common Shares - 100%                                                        $    49,992,994
               =====================================================================================================================

(1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

(2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

      The Portfolio of Investments may reflect the ratings on certain bonds whose insurer has experienced downgrades as of the end of the reporting period. Please see the Portfolio Manager's Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5) Preferred Shares, at Liquidation Value as a percentage of Total Investments is 30.3%.

N/R   Not rated.

(ETM) Escrowed to maturity.

(UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140. See Notes to Financial Statements, Footnote 1- Inverse Floating Rate Securities for more information.

                                 See accompanying notes to financial statements.

82 Nuveen Investments

| Statement of ASSETS & LIABILITIES April 30, 2009

                                                               NEW JERSEY      NEW JERSEY      NEW JERSEY      NEW JERSEY
                                                               INVESTMENT         PREMIUM        DIVIDEND        DIVIDEND
                                                                  QUALITY          INCOME       ADVANTAGE     ADVANTAGE 2
                                                                     (NQJ)           (NNJ)           (NXJ)           (NUJ)
--------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $432,059,118, $255,546,427,
   $136,432,591 and $95,759,793, respectively)             $  407,861,589  $  248,842,173  $  127,894,233  $   89,632,547
Cash                                                            2,187,911       5,998,086       2,592,821         178,943
Receivables:
   Interest                                                     6,988,219       3,879,277       2,190,145       1,545,184
   Investments sold                                                    --              --              --              --
Other assets                                                       81,448          72,854          11,952           8,618
--------------------------------------------------------------------------------------------------------------------------
     Total assets                                             417,119,167     258,792,390     132,689,151      91,365,292
--------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Floating rate obligations                                              --              --              --              --
Payables:
   Common share dividends                                         963,644         528,825         341,929         248,614
   Preferred share dividends                                       49,389          13,477           2,042             708
Accrued expenses:
   Management fees                                                215,309         135,289          59,021          37,007
   Other                                                          138,286          86,906          31,006          23,121
--------------------------------------------------------------------------------------------------------------------------
     Total liabilities                                          1,366,628         764,497         433,998         309,450
--------------------------------------------------------------------------------------------------------------------------
Preferred shares, at liquidation value                        149,825,000      91,600,000      47,025,000      32,600,000
--------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                     $  265,927,539  $  166,427,893  $   85,230,153  $   58,455,842
==========================================================================================================================
Common shares outstanding                                      20,453,722      12,036,596       6,569,912       4,520,321
==========================================================================================================================
Net asset value per Common share outstanding (net assets
   applicable to Common shares, divided by Common shares
   outstanding)                                            $        13.00  $        13.83  $        12.97  $        12.93
==========================================================================================================================
NET ASSETS APPLICABLE TO COMMON SHARES CONSIST OF:
--------------------------------------------------------------------------------------------------------------------------
Common shares, $.01 par value per share                    $      204,537  $      120,366  $       65,699  $       45,203
Paid-in surplus                                               288,713,495     171,875,082      93,319,807      64,128,513
Undistributed (Over-distribution of) net investment
   income                                                       1,341,160         896,324         383,005         336,683
Accumulated net realized gain (loss) from investments
   and derivative transactions                                   (134,124)        240,375              --          72,689
Net unrealized appreciation (depreciation) of investments     (24,197,529)     (6,704,254)     (8,538,358)     (6,127,246)
--------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                     $  265,927,539  $  166,427,893  $   85,230,153  $   58,455,842
==========================================================================================================================
Authorized shares:
   Common                                                     200,000,000     200,000,000       Unlimited       Unlimited
   Preferred                                                    1,000,000       1,000,000       Unlimited       Unlimited
==========================================================================================================================

                                 See accompanying notes to financial statements.

                                                           Nuveen Investments 83

| Statement of ASSETS & LIABILITIES (continued) April 30, 2009

                                                             PENNSYLVANIA    PENNSYLVANIA    PENNSYLVANIA    PENNSYLVANIA
                                                               INVESTMENT         PREMIUM        DIVIDEND        DIVIDEND
                                                                  QUALITY        INCOME 2       ADVANTAGE     ADVANTAGE 2
                                                                     (NQP)           (NPY)           (NXM)           (NVY)
--------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $356,718,588, $307,032,759,
   $69,265,939 and $78,920,903, respectively)              $  349,034,727  $  295,392,004  $   65,381,039  $   75,963,169
Cash                                                            1,263,741       4,297,796         971,471         622,626
Receivables:
   Interest                                                     5,756,775       5,452,033       1,187,013       1,145,834
   Investments sold                                             1,930,000         895,000          40,000           5,000
Other assets                                                       74,121          63,851           6,276          27,152
--------------------------------------------------------------------------------------------------------------------------
     Total assets                                             358,059,364     306,100,684      67,585,799      77,763,781
--------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Floating rate obligations                                      26,855,000       7,025,000       1,270,000       4,500,000
Payables:
   Common share dividends                                         799,192         776,858         181,265         216,483
   Preferred share dividends                                        8,343          10,998             977           1,498
Accrued expenses:
   Management fees                                                174,011         157,687          29,944          30,938
   Other                                                          119,905         116,634          16,321          21,868
--------------------------------------------------------------------------------------------------------------------------
     Total liabilities                                         27,956,451       8,087,177       1,498,507       4,770,787
--------------------------------------------------------------------------------------------------------------------------
Preferred shares, at liquidation value                        111,750,000      99,275,000      22,500,000      23,000,000
--------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                     $  218,352,913  $  198,738,507  $   43,587,292  $   49,992,994
==========================================================================================================================
Common shares outstanding                                      16,134,098      15,618,851       3,330,584       3,725,809
==========================================================================================================================
Net asset value per Common share outstanding (net assets
   applicable to Common shares, divided by Common shares
   outstanding)                                            $        13.53  $        12.72  $        13.09  $        13.42
==========================================================================================================================
NET ASSETS APPLICABLE TO COMMON SHARES CONSIST OF:
--------------------------------------------------------------------------------------------------------------------------
Common shares, $.01 par value per share                    $      161,341  $      156,189  $       33,306  $       37,258
Paid-in surplus                                               228,592,566     213,988,850      47,287,047      52,810,121
Undistributed (Over-distribution of) net investment
   income                                                         995,879       1,640,390         262,184         330,715
Accumulated net realized gain (loss) from investments
   and derivative transactions                                 (3,713,012)     (5,406,167)       (110,345)       (227,366)
Net unrealized appreciation (depreciation) of investments      (7,683,861)    (11,640,755)     (3,884,900)     (2,957,734)
--------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                     $  218,352,913  $  198,738,507  $   43,587,292  $   49,992,994
==========================================================================================================================
Authorized shares:
   Common                                                       Unlimited       Unlimited       Unlimited       Unlimited
   Preferred                                                    Unlimited       Unlimited       Unlimited       Unlimited
==========================================================================================================================

                                 See accompanying notes to financial statements.

84 Nuveen Investments

| Statement of OPERATIONS Year Ended April 30, 2009

                                                               NEW JERSEY      NEW JERSEY      NEW JERSEY      NEW JERSEY
                                                               INVESTMENT         PREMIUM        DIVIDEND        DIVIDEND
                                                                  QUALITY          INCOME       ADVANTAGE     ADVANTAGE 2
                                                                     (NQJ)           (NNJ)           (NXJ)           (NUJ)
--------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME                                          $   22,025,902  $   12,739,315  $    6,854,320  $    4,881,958
--------------------------------------------------------------------------------------------------------------------------
EXPENSES
Management fees                                                 2,689,145       1,635,299         856,166         598,621
Preferred shares - auction fees                                   397,609         229,001         119,426          85,053
Preferred shares - dividend disbursing agent fees                  29,986          29,982          10,000          10,000
Shareholders' servicing agent fees and expenses                    33,445          20,186           1,637           1,673
Interest expense on floating rate obligations                          --              --              --              --
Custodian's fees and expenses                                      71,955          52,713          28,556          24,412
Directors'/Trustees' fees and expenses                             12,517           7,790           3,961           2,766
Professional fees                                                  41,974          28,912          18,432          15,369
Shareholders' reports - printing and mailing expenses              73,648          48,346          27,339          21,547
Stock exchange listing fees                                         9,203           9,203             929             639
Investor relations expense                                         47,761          28,963          14,884          10,729
Other expenses                                                     34,528          21,765          17,510          15,945
--------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit and expense
   reimbursement                                                3,441,771       2,112,160       1,098,840         786,754
   Custodian fee credit                                           (39,484)        (29,984)        (11,342)         (8,901)
   Expense reimbursement                                               --              --        (194,331)       (182,249)
--------------------------------------------------------------------------------------------------------------------------
Net expenses                                                    3,402,287       2,082,176         893,167         595,604
--------------------------------------------------------------------------------------------------------------------------
Net investment income                                          18,623,615      10,657,139       5,961,153       4,286,354
--------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
   Investments                                                   (155,945)       (101,953)        166,737          69,453
   Futures                                                             --         338,253              --              --
Change in net unrealized appreciation (depreciation) of
   investments                                                (24,866,144)     (9,620,671)     (8,483,580)     (6,423,352)
--------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)                       (25,022,089)     (9,384,371)     (8,316,843)     (6,353,899)
--------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS
From net investment income                                     (3,606,751)     (2,047,311)     (1,074,755)       (791,185)
From accumulated net realized gains                              (715,741)       (385,419)       (182,420)       (107,762)
--------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares from
   distributions to Preferred shareholders                     (4,322,492)     (2,432,730)     (1,257,175)       (898,947)
--------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to
   Common shares from operations                           $  (10,720,966) $   (1,159,962) $   (3,612,865) $   (2,966,492)
==========================================================================================================================

                                 See accompanying notes to financial statements.

                                                           Nuveen Investments 85

| Statement of OPERATIONS (continued) Year Ended April 30, 2009

                                                             PENNSYLVANIA    PENNSYLVANIA    PENNSYLVANIA    PENNSYLVANIA
                                                               INVESTMENT         PREMIUM        DIVIDEND        DIVIDEND
                                                                  QUALITY        INCOME 2       ADVANTAGE     ADVANTAGE 2
                                                                     (NQP)           (NPY)           (NXM)           (NVY)
--------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME                                          $   18,723,176  $   16,938,933  $    3,733,269  $    4,201,163
--------------------------------------------------------------------------------------------------------------------------
EXPENSES
Management fees                                                 2,167,214       1,972,586         440,554         501,624
Preferred shares - auction fees                                   320,562         287,578          61,686          70,347
Preferred shares - dividend disbursing agent fees                  29,970          29,986          10,000          10,000
Shareholders' servicing agent fees and expenses                    35,762          31,254           1,873           1,650
Interest expense on floating rate obligations                     400,043          93,002           1,741           6,158
Custodian's fees and expenses                                      70,951          64,252          24,262          29,726
Directors'/Trustees' fees and expenses                             10,257           8,106           2,065           2,351
Professional fees                                                  33,011          31,870          13,598          14,300
Shareholders' reports - printing and mailing expenses              69,660          65,037          17,984          20,450
Stock exchange listing fees                                         9,203           9,203             471             526
Investor relations expense                                         41,052          37,954           8,459           9,910
Other expenses                                                     29,987          22,299          15,746          16,062
--------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit and expense
   reimbursement                                                3,217,672       2,653,127         598,439         683,104
   Custodian fee credit                                           (17,685)        (33,302)         (4,081)           (785)
   Expense reimbursement                                               --              --         (99,917)       (152,715)
--------------------------------------------------------------------------------------------------------------------------
Net expenses                                                    3,199,987       2,619,825         494,441         529,604
--------------------------------------------------------------------------------------------------------------------------
Net investment income                                          15,523,189      14,319,108       3,238,828       3,671,559
--------------------------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
   Investments                                                   (776,556)     (3,905,819)          4,996        (378,076)
   Futures                                                             --              --              --         149,827
Change in net unrealized appreciation (depreciation) of
   investments                                                (14,413,994)    (13,707,278)     (4,915,187)     (4,109,958)
--------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)                       (15,190,550)    (17,613,097)     (4,910,191)     (4,338,207)
--------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS
From net investment income                                     (3,239,309)     (2,916,528)       (612,503)       (701,178)
From accumulated net realized gains                                    --              --              --          (5,495)
--------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares from
   distributions to Preferred shareholders                     (3,239,309)     (2,916,528)       (612,503)       (706,673)
--------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to
   Common shares from operations                           $   (2,906,670) $   (6,210,517) $   (2,283,866) $   (1,373,321)
==========================================================================================================================

                                 See accompanying notes to financial statements.

86 Nuveen Investments

| Statement of CHANGES in NET ASSETS

                                                                     NEW JERSEY                     NEW JERSEY
                                                               INVESTMENT QUALITY (NQJ)         PREMIUM INCOME (NNJ)
                                                           ------------------------------  ------------------------------
                                                                     YEAR            YEAR            YEAR            YEAR
                                                                    ENDED           ENDED           ENDED           ENDED
                                                                  4/30/09         4/30/08         4/30/09         4/30/08
--------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                      $   18,623,615  $   18,787,832  $   10,657,139  $   10,807,974
Net realized gain (loss) from:
   Investments                                                   (155,945)      1,697,124        (101,953)      1,002,315
   Forward swaps                                                       --       1,271,098              --         560,840
   Futures                                                             --              --         338,253              --
Change in net unrealized appreciation (depreciation) of:
   Investments                                                (24,866,144)    (16,370,030)     (9,620,671)     (7,924,293)
   Forward swaps                                                       --          (2,853)             --            (984)
Distributions to Preferred Shareholders:
   From net investment income                                  (3,606,751)     (5,356,071)     (2,047,311)     (3,012,048)
   From accumulated net realized gains                           (715,741)       (225,437)       (385,419)       (175,613)
--------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to
   Common shares from operations                              (10,720,966)       (198,337)     (1,159,962)      1,258,191
--------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income                                    (13,393,416)    (13,396,750)     (7,626,004)     (7,926,161)
From accumulated net realized gains                            (1,835,395)       (612,481)     (1,016,977)       (497,644)
--------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares from
   distributions to Common shareholders                       (15,228,811)    (14,009,231)     (8,642,981)     (8,423,805)
--------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Common shares:
   Net proceeds from shares issued to shareholders due
     to reinvestment of distributions                                  --              --              --              --
   Repurchased                                                   (317,035)             --        (143,059)             --
--------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to
   Common shares from capital share transactions                 (317,035)             --        (143,059)             --
--------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to
   Common shares                                              (26,266,812)    (14,207,568)     (9,946,002)     (7,165,614)
Net assets applicable to Common shares at the beginning
   of year                                                    292,194,351     306,401,919     176,373,895     183,539,509
--------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares at the end of
   year                                                    $  265,927,539  $  292,194,351  $  166,427,893  $  176,373,895
==========================================================================================================================
Undistributed (Over-distribution of) net investment
   income at the end of year                               $    1,341,160  $     (281,426) $      896,324  $      (87,500)
==========================================================================================================================

                                 See accompanying notes to financial statements.

                                                           Nuveen Investments 87

| Statement of CHANGES in NET ASSETS (continued)

                                                                    NEW JERSEY                       NEW JERSEY
                                                              DIVIDEND ADVANTAGE (NXJ)       DIVIDEND ADVANTAGE 2 (NUJ)
                                                           ------------------------------  ------------------------------
                                                                     YEAR            YEAR            YEAR            YEAR
                                                                    ENDED           ENDED           ENDED           ENDED
                                                                  4/30/09         4/30/08         4/30/09         4/30/08
--------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                      $    5,961,153  $    6,154,007  $    4,286,354  $    4,379,414
Net realized gain (loss) from:
   Investments                                                    166,737         222,219          69,453         667,227
   Forward swaps                                                       --         372,082              --         194,404
   Futures                                                             --              --              --              --
Change in net unrealized appreciation (depreciation) of:
   Investments                                                 (8,483,580)     (5,887,711)     (6,423,352)     (4,419,598)
   Forward swaps                                                       --            (590)             --            (295)
Distributions to Preferred Shareholders:
   From net investment income                                  (1,074,755)     (1,639,115)       (791,185)     (1,046,557)
   From accumulated net realized gains                           (182,420)        (53,203)       (107,762)       (214,756)
--------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to
   Common shares from operations                               (3,612,865)       (832,311)     (2,966,492)       (440,161)
--------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income                                     (4,340,103)     (4,465,787)     (3,120,632)     (3,231,672)
From accumulated net realized gains                              (505,780)       (176,924)       (331,997)       (685,253)
--------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares from
   distributions to Common shareholders                        (4,845,883)     (4,642,711)     (3,452,629)     (3,916,925)
--------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Common shares:
   Net proceeds from shares issued to shareholders due
     to reinvestment of distributions                                  --          34,444              --          23,495
   Repurchased                                                    (73,131)             --         (29,212)             --
--------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to
   Common shares from capital share transactions                  (73,131)         34,444         (29,212)         23,495
--------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to
   Common shares                                               (8,531,879)     (5,440,578)     (6,448,333)     (4,333,591)
Net assets applicable to Common shares at the beginning
   of year                                                     93,762,032      99,202,610      64,904,175      69,237,766
--------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares at the end of
   year                                                    $   85,230,153  $   93,762,032  $   58,455,842  $   64,904,175
==========================================================================================================================
Undistributed (Over-distribution of) net investment
   income at the end of year                               $      383,005  $     (123,595) $      336,683  $      (30,843)
==========================================================================================================================

                                 See accompanying notes to financial statements.

88 Nuveen Investments

                                                               PENNSYLVANIA INVESTMENT          PENNSYLVANIA PREMIUM
                                                                    QUALITY (NQP)                   INCOME 2 (NPY)
                                                           ------------------------------  ------------------------------
                                                                     YEAR            YEAR            YEAR            YEAR
                                                                    ENDED           ENDED           ENDED           ENDED
                                                                  4/30/09         4/30/08         4/30/09         4/30/08
--------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                      $   15,523,189  $   15,437,317  $   14,319,108  $   14,156,508
Net realized gain (loss) from:
   Investments                                                   (776,556)       (700,898)     (3,905,819)       (976,106)
   Forward swaps                                                       --      (1,940,455)             --        (524,955)
   Futures                                                             --              --              --              --
Change in net unrealized appreciation (depreciation) of:
   Investments                                                (14,413,994)    (11,038,711)    (13,707,278)    (13,138,981)
   Forward swaps                                                       --         340,646              --        (181,467)
Distributions to Preferred Shareholders:
   From net investment income                                  (3,239,309)     (4,735,546)     (2,916,528)     (4,100,251)
   From accumulated net realized gains                                 --              --              --        (267,657)
--------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to
   Common shares from operations                               (2,906,670)     (2,637,647)     (6,210,517)     (5,032,909)
--------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income                                    (10,970,472)    (10,625,493)     (9,783,604)     (9,656,362)
From accumulated net realized gains                                    --              --              --        (688,161)
--------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares from
   distributions to Common shareholders                       (10,970,472)    (10,625,493)     (9,783,604)    (10,344,523)
--------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Common shares:
   Net proceeds from shares issued to shareholders due
     to reinvestment of distributions                                  --              --              --              --
   Repurchased                                                   (297,461)     (1,853,014)       (519,640)     (2,020,258)
--------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to
   Common shares from capital share transactions                 (297,461)     (1,853,014)       (519,640)     (2,020,258)
--------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to
   Common shares                                              (14,174,603)    (15,116,154)    (16,513,761)    (17,397,690)
Net assets applicable to Common shares at the beginning
   of year                                                    232,527,516     247,643,670     215,252,268     232,649,958
--------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares at the end of
   year                                                    $  218,352,913  $  232,527,516  $  198,738,507  $  215,252,268
==========================================================================================================================
Undistributed (Over-distribution of) net investment
   income at the end of year                               $      995,879  $     (317,352) $    1,640,390  $       22,143
==========================================================================================================================

                                 See accompanying notes to financial statements.

                                                           Nuveen Investments 89

| Statement of CHANGES in NET ASSETS (continued)

                                                                PENNSYLVANIA DIVIDEND          PENNSYLVANIA DIVIDEND
                                                                   ADVANTAGE (NXM)                ADVANTAGE 2 (NVY)
                                                           ------------------------------  ------------------------------
                                                                     YEAR            YEAR            YEAR            YEAR
                                                                    ENDED           ENDED           ENDED           ENDED
                                                                  4/30/09         4/30/08         4/30/09         4/30/08
--------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                      $    3,238,828  $    3,248,492  $    3,671,559  $    3,696,558
Net realized gain (loss) from:
   Investments                                                      4,996          20,306        (378,076)         74,310
   Forward swaps                                                       --              --              --              --
   Futures                                                             --              --         149,827              --
Change in net unrealized appreciation (depreciation) of:
   Investments                                                 (4,915,187)     (2,827,071)     (4,109,958)     (3,075,387)
   Forward swaps                                                       --              --              --              --
Distributions to Preferred Shareholders:
   From net investment income                                    (612,503)       (849,664)       (701,178)       (970,796)
   From accumulated net realized gains                                 --         (54,170)         (5,495)        (61,834)
--------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to
   Common shares from operations                               (2,283,866)       (462,107)     (1,373,321)       (337,149)
--------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income                                     (2,319,245)     (2,342,752)     (2,615,518)     (2,635,991)
From accumulated net realized gains                                    --        (171,961)        (14,903)       (181,447)
--------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares from
   distributions to Common shareholders                        (2,319,245)     (2,514,713)     (2,630,421)     (2,817,438)
--------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Common shares:
   Net proceeds from shares issued to shareholders due
     to reinvestment of distributions                                  --          28,147              --           9,543
   Repurchased                                                    (21,028)             --              --              --
--------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to
   Common shares from capital share transactions                  (21,028)         28,147              --           9,543
--------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to
   Common shares                                               (4,624,139)     (2,948,673)     (4,003,742)     (3,145,044)
Net assets applicable to Common shares at the beginning
   of year                                                     48,211,431      51,160,104      53,996,736      57,141,780
--------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares at the end of
   year                                                    $   43,587,292  $   48,211,431  $   49,992,994  $   53,996,736
==========================================================================================================================
Undistributed (Over-distribution of) net investment
   income at the end of year                               $      262,184  $      (44,697) $      330,715  $      (24,148)
==========================================================================================================================

                                 See accompanying notes to financial statements.

90 Nuveen Investments

| Statement of CASH FLOWS Year Ended April 30, 2009

                                                                                      PENNSYLVANIA
                                                                                        INVESTMENT
                                                                                           QUALITY
                                                                                              (NQP)
---------------------------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES:
NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHARES FROM
   OPERATIONS                                                                     $     (2,906,670)
Adjustments to reconcile the net increase (decrease) in net assets applicable to Common shares from operations to net cash provided by (used in)
   operating activities:
   Purchases of investments                                                            (12,352,581)
   Proceeds from sales and maturities of investments                                    30,180,197
   Amortization (Accretion) of premiums and discounts, net                                 295,589
   (Increase) Decrease in receivable for interest                                           (9,881)
   (Increase) Decrease in receivable for investments sold                               (1,225,000)
   (Increase) Decrease in other assets                                                     (28,041)
   Increase (Decrease) in payable for investments purchased                             (3,189,220)
   Increase (Decrease) in payable for Preferred share dividends                            (63,614)
   Increase (Decrease) in accrued management fees                                          (12,167)
   Increase (Decrease) in accrued other liabilities                                         14,679
   Net realized (gain) loss from investments                                               776,556
   Change in net unrealized (appreciation) depreciation of investments                  14,413,994
---------------------------------------------------------------------------------------------------
   Net cash provided by (used in) operating activities                                  25,893,841
---------------------------------------------------------------------------------------------------
CASH FLOWS FROM FINANCING ACTIVITIES:
Increase (Decrease) in floating rate obligations                                         5,185,000
Cash distributions paid to Common shareholders                                         (10,915,988)
Cost of Common shares repurchased                                                         (297,461)
Increase (Decrease) in Preferred shares, at liquidation value                          (20,250,000)
---------------------------------------------------------------------------------------------------
   Net cash provided by (used in) financing activities                                 (26,278,449)
---------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN CASH                                                           (384,608)
Cash at the beginning of year                                                            1,648,349
---------------------------------------------------------------------------------------------------
CASH AT THE END OF YEAR                                                           $      1,263,741
===================================================================================================
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid by Pennsylvania Investment Qualify (NQP) for interest was $400,043.

                                 See accompanying notes to financial statements.

                                                           Nuveen Investments 91

| Notes to FINANCIAL STATEMENTS

1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES

The state funds covered in this report and their corresponding Common share stock exchange symbols are Nuveen New Jersey Investment Quality Municipal Fund, Inc. (NQJ), Nuveen New Jersey Premium Income Municipal Fund, Inc. (NNJ), Nuveen New Jersey Dividend Advantage Municipal Fund (NXJ), Nuveen New Jersey Dividend Advantage Municipal Fund 2 (NUJ), Nuveen Pennsylvania Investment Quality Municipal Fund (NQP), Nuveen Pennsylvania Premium Income Municipal Fund 2 (NPY), Nuveen Pennsylvania Dividend Advantage Municipal Fund (NXM) and Nuveen Pennsylvania Dividend Advantage Municipal Fund 2 (NVY) (collectively, the "Funds"). Common shares of New Jersey Investment Quality (NQJ), New Jersey Premium Income (NNJ), Pennsylvania Investment Quality (NQP) and Pennsylvania Premium Income 2 (NPY) are traded on the New York Stock Exchange while Common shares of New Jersey Dividend Advantage (NXJ), New Jersey Dividend Advantage 2
(NUJ), Pennsylvania Dividend Advantage (NXM) and Pennsylvania Dividend Advantage 2 (NVY) are traded on the NYSE Amex (formerly, American Stock Exchange). The Funds are registered under the Investment Company Act of 1940, as amended, as closed-end management investment companies.

Each Fund seeks to provide current income exempt from both regular federal and designated state income taxes by investing primarily in a portfolio of municipal obligations issued by state and local government authorities within a single state or certain U.S. territories.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with US generally accepted accounting principles.

Investment Valuation

The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Directors/Trustees. Prices of forward swap contracts are also provided by an independent pricing service approved by each Fund's Board of Directors/Trustees. Futures contracts are valued using the closing settlement price, or, in the absence of such a price, at the mean of the bid and asked prices. When market price quotes are not readily available (which is usually the case for municipal securities), the pricing service or, in the absence of a pricing service for a particular investment or derivative instrument, the Board of Directors/Trustees of the Fund, or its designee, may establish fair value using a wide variety of market data including yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant. Temporary investments in securities that have variable rate and demand features qualifying them as short-term investments are valued at amortized cost, which approximates value.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At April 30, 2009, there were no such outstanding purchase commitments in any of the Funds.

Investment Income

Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also includes paydown gains and losses, if any.

92 Nuveen Investments

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Common Shareholders

Dividends from tax-exempt net investment income are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to Common shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from US generally accepted accounting principles.

Preferred Shares

The Funds have issued and outstanding Preferred shares, $25,000 stated value per share, as a means of effecting financial leverage. Each Fund's Preferred shares are issued in one or more Series. The dividend rate paid by the Funds on each Series is determined every seven days, pursuant to a dutch auction process overseen by the auction agent, and is payable at the end of each rate period. As of April 30, 2009, the number of Preferred shares outstanding, by Series and in total, for each Fund is as follows:

                           NEW JERSEY        NEW JERSEY       NEW JERSEY        NEW JERSEY
                           INVESTMENT           PREMIUM         DIVIDEND          DIVIDEND
                              QUALITY            INCOME        ADVANTAGE       ADVANTAGE 2
                                 (NQJ)             (NNJ)            (NXJ)             (NUJ)
-------------------------------------------------------------------------------------------
Number of shares:
   Series M                     2,960                --               --                --
   Series T                        --               624            1,881                --
   Series W                        --             1,440               --             1,304
   Series TH                    1,850             1,600               --                --
   Series F                     1,183                --               --                --
-------------------------------------------------------------------------------------------
Total                           5,993             3,664            1,881             1,304
===========================================================================================

                         PENNSYLVANIA      PENNSYLVANIA     PENNSYLVANIA      PENNSYLVANIA
                           INVESTMENT           PREMIUM         DIVIDEND          DIVIDEND
                              QUALITY          INCOME 2        ADVANTAGE       ADVANTAGE 2
                                 (NQP)             (NPY)            (NXM)             (NVY)
-------------------------------------------------------------------------------------------
Number of shares:
   Series M                        --               710               --               920
   Series T                       744                --              900                --
   Series W                     2,033                --               --                --
   Series TH                    1,693             1,748               --                --
   Series F                        --             1,513               --                --
-------------------------------------------------------------------------------------------
Total                           4,470             3,971              900               920
===========================================================================================

Beginning in February 2008, more shares for sale were submitted in the regularly scheduled auctions for the Preferred shares issued by the Funds than there were offers to buy. This meant that these auctions "failed to clear," and that many Preferred shareholders who wanted to sell their shares in these auctions were unable to do so. Preferred shareholders unable to sell their shares received distributions at the "maximum rate" applicable to failed auctions as calculated in accordance with the pre-established terms of the Preferred shares.

                                                           Nuveen Investments 93

| Notes to FINANCIAL STATEMENTS (continued)

These developments have generally not affected the portfolio management or investment policies of the Funds. However, one implication of these auction failures for Common shareholders is that the Funds' cost of leverage will likely be higher, at least temporarily, than it otherwise would have been had the auctions continued to be successful. As a result, the Funds' future Common share earnings may be lower than they otherwise would have been. As of April 30, 2009, the aggregate amount of outstanding Preferred shares redeemed by each Fund is as follows:

                                                        NEW JERSEY      NEW JERSEY      NEW JERSEY      NEW JERSEY
                                                        INVESTMENT         PREMIUM        DIVIDEND        DIVIDEND
                                                           QUALITY          INCOME       ADVANTAGE     ADVANTAGE 2
                                                              (NQJ)           (NNJ)           (NXJ)           (NUJ)
-------------------------------------------------------------------------------------------------------------------
Preferred shares redeemed, at liquidation value     $   12,175,000  $           --  $      975,000  $    1,900,000
===================================================================================================================

                                                      PENNSYLVANIA    PENNSYLVANIA    PENNSYLVANIA    PENNSYLVANIA
                                                        INVESTMENT         PREMIUM        DIVIDEND        DIVIDEND
                                                           QUALITY        INCOME 2       ADVANTAGE     ADVANTAGE 2
                                                              (NQP)           (NPY)           (NXM)           (NVY)
-------------------------------------------------------------------------------------------------------------------
Preferred shares redeemed, at liquidation value     $   20,250,000  $   18,825,000  $    2,500,000  $    5,500,000
===================================================================================================================

Inverse Floating Rate Securities

Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. In turn, this trust (a) issues floating rate certificates, in face amounts equal to some fraction of the deposited bond's par amount or market value, that typically pay short-term tax-exempt interest rates to third parties, and (b) issues to a long-term investor (such as one of the Funds) an inverse floating rate certificate (sometimes referred to as an "inverse floater") that represents all remaining or residual interest in the trust. The income received by the inverse floater holder varies inversely with the short-term rate paid to the floating rate certificates' holders, and in most circumstances the inverse floater holder bears substantially all of the underlying bond's downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond's value. The price of an inverse floating rate security will be more volatile than that of the underlying bond because the interest rate is dependent on not only the fixed coupon rate of the underlying bond but also on the short-term interest paid on the floating rate certificates, and because the inverse floating rate security essentially bears the risk of loss of the greater face value of the underlying bond.

A Fund may purchase an inverse floating rate security in a secondary market transaction without first owning the underlying bond (referred to as an "externally-deposited inverse floater"), or instead by first selling a fixed-rate bond to a broker-dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (referred to as a "self-deposited inverse floater"). The inverse floater held by a Fund gives the Fund the right (a) to cause the holders of the floating rate certificates to tender their notes at par, and (b) to have the broker transfer the fixed-rate bond held by the trust to the Fund, thereby collapsing the trust. An investment in an externally-deposited inverse floater is identified in the Portfolio of Investments as "(IF) - Inverse floating rate investment." An investment in a self-deposited inverse floater is accounted for as a financing transaction in accordance with Statement of Financial Accounting Standards No. 140 (SFAS No.
140) "Accounting for Transfers and Servicing of Financial Assets and Extinguishment of Liabilities." In such instances, a fixed-rate bond deposited into a special purpose trust is identified in the Portfolio of Investments as "(UB) - Underlying bond of an inverse floating rate trust," with the Fund accounting for the short-term floating rate certificates issued by the trust as "Floating rate obligations" on the Statement of Assets and Liabilities. In addition, the Fund reflects in "Investment Income" the entire earnings of the underlying bond and the related interest paid to the holders of the short-term floating rate certificates is recognized as "Interest expense on floating rate obligations" on the Statement of Operations.

94 Nuveen Investments

During the fiscal year ended April 30, 2009, New Jersey Investment Quality
(NQJ), New Jersey Premium Income (NNJ), New Jersey Dividend Advantage (NXJ), Pennsylvania Investment Quality (NQP), Pennsylvania Premium Income 2 (NPY), Pennsylvania Dividend Advantage (NXM) and Pennsylvania Dividend Advantage 2
(NVY) invested in externally-deposited inverse floaters and/or self-deposited inverse floaters. New Jersey Dividend Advantage 2 (NUJ) did not invest in any such instruments during the fiscal year ended April 30, 2009.

Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a "recourse trust" or "credit recovery swap") (such agreements referred to herein as "Recourse Trusts") with a broker-dealer by which a Fund agrees to reimburse the broker-dealer, in certain circumstances, for the difference between the liquidation value of the fixed-rate bond held by the trust and the liquidation value of the floating rate certificates issued by the trust plus any shortfalls in interest cash flows. Under these agreements, a Fund's potential exposure to losses related to or on inverse floaters may increase beyond the value of a Fund's inverse floater investments as a Fund may potentially be liable to fulfill all amounts owed to holders of the floating rate certificates. At period end, any such shortfall is included as "Unrealized depreciation on Recourse Trusts" on the Statement of Assets and Liabilities.

At April 30, 2009, the Funds were not invested in externally-deposited Recourse Trusts.

                                                        NEW JERSEY      NEW JERSEY      NEW JERSEY      NEW JERSEY
                                                        INVESTMENT         PREMIUM        DIVIDEND        DIVIDEND
                                                           QUALITY          INCOME       ADVANTAGE     ADVANTAGE 2
                                                              (NQJ)           (NNJ)           (NXJ)           (NUJ)
-------------------------------------------------------------------------------------------------------------------
Maximum exposure to Recourse Trusts                 $           --  $           --  $           --  $           --
===================================================================================================================

                                                      PENNSYLVANIA    PENNSYLVANIA    PENNSYLVANIA    PENNSYLVANIA
                                                        INVESTMENT         PREMIUM        DIVIDEND        DIVIDEND
                                                           QUALITY        INCOME 2       ADVANTAGE     ADVANTAGE 2
                                                              (NQP)           (NPY)           (NXM)           (NVY)
-------------------------------------------------------------------------------------------------------------------
Maximum exposure to Recourse Trusts                 $           --  $           --  $           --  $           --
===================================================================================================================

The average floating rate obligations outstanding and average annual interest rate and fees related to self-deposited inverse floaters during the fiscal year ended April 30, 2009, were as follows:

                                                      PENNSYLVANIA    PENNSYLVANIA    PENNSYLVANIA    PENNSYLVANIA
                                                        INVESTMENT         PREMIUM        DIVIDEND        DIVIDEND
                                                           QUALITY        INCOME 2       ADVANTAGE     ADVANTAGE 2
                                                              (NQP)           (NPY)           (NXM)           (NVY)
-------------------------------------------------------------------------------------------------------------------
Average floating rate obligations                   $   22,135,849  $    3,963,301  $      149,616  $      530,137
Average annual interest rate and fees                         1.81%           2.35%           1.16%           1.16%
===================================================================================================================

Forward Swap Transactions

Each Fund is authorized to invest in forward interest rate swap transactions. Each Fund's use of forward interest rate swap transactions is intended to help the Fund manage its overall interest rate sensitivity, either shorter or longer, generally to more closely align the Fund's interest rate sensitivity with that of the broader municipal market. Forward interest rate swap transactions involve each Fund's agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the "effective date"). The amount of the payment obligation is based on the notional amount of the forward swap contract and the termination date of the swap (which is akin to a bond's maturity). The value of the Fund's swap commitment would increase or decrease based primarily on the extent to which long-term interest rates for bonds having a maturity of the swap's termination date increases or decreases. The Funds may terminate a swap contract prior to the effective date, at which point a realized gain or loss is recognized. When a forward swap is terminated, it ordinarily does not involve the delivery of securities or other underlying assets or principal, but rather is settled in cash on a net basis. Each Fund intends, but is not obligated, to terminate its forward swaps before the effective date. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the credit risk associated with a counterparty failing to honor its commitment to pay any realized gain to the Fund upon termination. The Funds did not invest in forward interest rate swap transactions during the fiscal year ended April 30, 2009.

                                                           Nuveen Investments 95

| Notes to FINANCIAL STATEMENTS (continued)

Futures Contracts

Each Fund is authorized to invest in futures contracts. Upon entering into a futures contract, a Fund is required to deposit with the broker an amount of cash or liquid securities equal to a specified percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by a Fund each day, depending on the daily fluctuation of the value of the contract.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by "marking-to-market" on a daily basis to reflect the changes in market value of the contract. When the contract is closed or expired, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized on the Statement of Assets and Liabilities. Additionally, the Statement of Assets and Liabilities reflects a receivable or payable for the variation margin, when applicable. New Jersey Premium Income (NNJ) and Pennsylvania Dividend Advantage 2 (NVY) invested in futures contracts during the fiscal year ended April 30, 2009.

Risks of investments in futures contracts include the possible adverse movement of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

Market and Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (credit risk). Similar to credit risk, each Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to credit risk, consist principally of cash due from counterparties on forward, option and swap transactions. The extent of each Fund's exposure to credit and counterparty risks in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage credit risk by entering into agreements only with counterparties Nuveen Asset Management (the "Adviser"), a wholly owned subsidiary of Nuveen Investments Inc. ("Nuveen"), believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the predetermined threshold amount.

Zero Coupon Securities

Each Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. Such securities are included in the Portfolios of Investments with a 0.000% coupon rate in their description. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the custodian bank.

96 Nuveen Investments

Indemnifications

Under the Funds' organizational documents, their Officers and Directors/Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with US generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

2. FAIR VALUE MEASUREMENTS

During the current fiscal period, the Funds adopted the provisions of Statement of Financial Accounting Standards No. 157 (SFAS No. 157) "Fair Value Measurements." SFAS No. 157 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosure about fair value measurements. In determining the value of each Fund's investments various inputs are used. These inputs are summarized in the three broad levels listed below:

      Level 1 - Quoted prices in active markets for identical securities.

      Level 2 - Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

      Level 3 - Significant unobservable inputs (including management's assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of each Fund's fair value measurements as of April 30, 2009:

NEW JERSEY INVESTMENT QUALITY (NQJ)                   LEVEL 1         LEVEL 2         LEVEL 3           TOTAL
--------------------------------------------------------------------------------------------------------------
Investments                                    $           --  $  407,861,589  $           --  $  407,861,589
==============================================================================================================
NEW JERSEY PREMIUM INCOME (NNJ)                       LEVEL 1         LEVEL 2         LEVEL 3           TOTAL
--------------------------------------------------------------------------------------------------------------
Investments                                    $           --  $  248,842,173  $           --  $  248,842,173
==============================================================================================================
NEW JERSEY DIVIDEND ADVANTAGE (NXJ)                   LEVEL 1         LEVEL 2         LEVEL 3           TOTAL
--------------------------------------------------------------------------------------------------------------
Investments                                    $           --  $  127,894,233  $           --  $  127,894,233
==============================================================================================================
NEW JERSEY DIVIDEND ADVANTAGE 2 (NUJ)                 LEVEL 1         LEVEL 2         LEVEL 3           TOTAL
--------------------------------------------------------------------------------------------------------------
Investments                                    $           --  $   89,632,547  $           --  $   89,632,547
==============================================================================================================
PENNSYLVANIA INVESTMENT QUALITY (NQP)                 LEVEL 1         LEVEL 2         LEVEL 3           TOTAL
--------------------------------------------------------------------------------------------------------------
Investments                                    $           --  $  349,034,727  $           --  $  349,034,727
==============================================================================================================
PENNSYLVANIA PREMIUM INCOME 2 (NPY)                   LEVEL 1         LEVEL 2         LEVEL 3           TOTAL
--------------------------------------------------------------------------------------------------------------
Investments                                    $           --  $  295,392,004  $           --  $  295,392,004
==============================================================================================================
PENNSYLVANIA DIVIDEND ADVANTAGE (NXM)                 LEVEL 1         LEVEL 2         LEVEL 3           TOTAL
--------------------------------------------------------------------------------------------------------------
Investments                                    $           --  $   65,381,039  $           --  $   65,381,039
==============================================================================================================
PENNSYLVANIA DIVIDEND ADVANTAGE 2 (NVY)               LEVEL 1         LEVEL 2         LEVEL 3           TOTAL
--------------------------------------------------------------------------------------------------------------
Investments                                    $           --  $   75,963,169  $           --  $   75,963,169
==============================================================================================================

                                                           Nuveen Investments 97

| Notes to FINANCIAL STATEMENTS (continued)

3. FUND SHARES

Common Shares

The Board of Directors/Trustees approved an open-market share repurchase program on July 10, 2007, for Pennsylvania Investment Quality (NQP) and Pennsylvania Premium Income 2 (NPY) and on July 31, 2008, for New Jersey Investment Quality
(NQJ), New Jersey Premium Income (NNJ), New Jersey Dividend Advantage (NXJ), New Jersey Dividend Advantage 2 (NUJ), Pennsylvania Dividend Advantage (NXM) and Pennsylvania Dividend Advantage 2 (NVY) under which each Fund may repurchase an aggregate of up to approximately 10% of its outstanding Common shares.

Transactions in Common shares were as follows:

                                              NEW JERSEY                   NEW JERSEY                     NEW JERSEY
                                       INVESTMENT QUALITY (NQJ)       PREMIUM INCOME (NNJ)        DIVIDEND ADVANTAGE (NXJ)
                                     ---------------------------   --------------------------   ---------------------------
                                       YEAR ENDED     YEAR ENDED     YEAR ENDED    YEAR ENDED     YEAR ENDED     YEAR ENDED
                                          4/30/09        4/30/08        4/30/09       4/30/08        4/30/09        4/30/08
---------------------------------------------------------------------------------------------------------------------------
Common shares:
   Issued to shareholders due to
   reinvestment of distributions               --             --             --            --             --          2,302
   Repurchased                            (30,600)            --        (12,900)           --         (7,200)            --
---------------------------------------------------------------------------------------------------------------------------
Weighted average Common share:
   Price per share repurchased       $      10.34             --   $      11.07            --   $      10.14             --
   Discount per share repurchased           18.29%            --          17.90%           --          18.93%            --
===========================================================================================================================

                                              NEW JERSEY                  PENNSYLVANIA                  PENNSYLVANIA
                                      DIVIDEND ADVANTAGE 2 (NUJ)    INVESTMENT QUALITY (NQP)       PREMIUM INCOME 2 (NPY)
                                     ---------------------------   --------------------------   ---------------------------
                                       YEAR ENDED     YEAR ENDED     YEAR ENDED    YEAR ENDED     YEAR ENDED     YEAR ENDED
                                          4/30/09        4/30/08        4/30/09       4/30/08        4/30/09        4/30/08
----------------------------------------------------------------------------------------------------------------------------
Common shares:
   Issued to shareholders due to
   reinvestment of distributions               --          1,545             --            --             --             --
   Repurchased                             (2,800)            --        (27,500)     (139,900)       (51,800)      (156,100)
----------------------------------------------------------------------------------------------------------------------------
Weighted average Common share:
   Price per share repurchased       $      10.41             --   $      10.80   $     13.23   $      10.01   $      12.92
   Discount per share repurchased           17.27%            --          18.20%         9.64%         18.84%          8.93%
============================================================================================================================

                                            PENNSYLVANIA                 PENNSYLVANIA
                                      DIVIDEND ADVANTAGE (NXM)     DIVIDEND ADVANTAGE 2 (NVY)
                                     --------------------------   ---------------------------
                                       YEAR ENDED    YEAR ENDED     YEAR ENDED     YEAR ENDED
                                          4/30/09       4/30/08        4/30/09        4/30/08
---------------------------------------------------------------------------------------------
Common shares:
   Issued to shareholders due to
   reinvestment of distributions               --         1,846             --            626
   Repurchased                             (2,000)           --             --             --
---------------------------------------------------------------------------------------------
Weighted average Common share:
   Price per share repurchased       $      10.49            --             --             --
   Discount per share repurchased           17.12%           --             --             --
=============================================================================================

98 Nuveen Investments

Preferred Shares

Transactions in Preferred shares were as follows:

                                                  NEW JERSEY
                                           INVESTMENT QUALITY (NQJ)
                            ------------------------------------------------------
                                    YEAR ENDED                 YEAR ENDED
                                      4/30/09                    4/30/08
-----------------------------------------------------------------------------------
                                  SHARES        AMOUNT        SHARES       AMOUNT
-----------------------------------------------------------------------------------
Preferred shares redeemed:
   Series M                          240  $  6,000,000            --  $         --
   Series TH                         150     3,750,000            --            --
   Series F                           97     2,425,000            --            --
-----------------------------------------------------------------------------------
Total                                487  $ 12,175,000            --  $         --
===================================================================================

                                             NEW JERSEY                                             NEW JERSEY
                                        DIVIDEND ADVANTAGE (NXJ)                             DIVIDEND ADVANTAGE 2 (NUJ)
                            ----------------------------------------------  ------------------------------------------------
                                  YEAR ENDED              YEAR ENDED               YEAR ENDED              YEAR ENDED
                                    4/30/09                 4/30/08                  4/30/09                 4/30/08
-----------------------------------------------------------------------------------------------------------------------------
                              SHARES        AMOUNT    SHARES        AMOUNT     SHARES        AMOUNT     SHARES        AMOUNT
-----------------------------------------------------------------------------------------------------------------------------
Preferred shares redeemed:
   Series T                       39  $    975,000        --  $         --         --  $         --         --  $         --
   Series W                       --            --        --            --         76     1,900,000         --            --
-----------------------------------------------------------------------------------------------------------------------------
Total                             39  $    975,000        --  $         --         76  $  1,900,000         --  $         --
=============================================================================================================================

                                               PENNSYLVANIA                                    PENNSYLVANIA
                                        INVESTMENT QUALITY (NQP)                          PREMIUM INCOME 2 (NPY)
                            ----------------------------------------------  ------------------------------------------------
                                  YEAR ENDED              YEAR ENDED               YEAR ENDED              YEAR ENDED
                                    4/30/09                 4/30/08                  4/30/09                 4/30/08
-----------------------------------------------------------------------------------------------------------------------------
                              SHARES        AMOUNT    SHARES        AMOUNT     SHARES        AMOUNT     SHARES        AMOUNT
-----------------------------------------------------------------------------------------------------------------------------
Preferred shares redeemed:
   Series M                       --  $         --        --  $         --        134  $  3,350,000         --  $         --
   Series T                      136     3,400,000        --            --         --            --         --            --
   Series W                      367     9,175,000        --            --         --            --         --            --
   Series TH                     307     7,675,000        --            --        332     8,300,000         --            --
   Series F                       --            --        --            --        287     7,175,000         --            --
-----------------------------------------------------------------------------------------------------------------------------
Total                            810  $ 20,250,000        --  $         --        753  $ 18,825,000         --  $         --
=============================================================================================================================

                                              PENNSYLVANIA                                      PENNSYLVANIA
                                        DIVIDEND ADVANTAGE (NXM)                          DIVIDEND ADVANTAGE 2 (NVY)
                            ----------------------------------------------  ------------------------------------------------
                                  YEAR ENDED              YEAR ENDED               YEAR ENDED              YEAR ENDED
                                    4/30/09                 4/30/08                  4/30/09                 4/30/08
-----------------------------------------------------------------------------------------------------------------------------
                              SHARES        AMOUNT    SHARES        AMOUNT     SHARES        AMOUNT     SHARES        AMOUNT
-----------------------------------------------------------------------------------------------------------------------------
Preferred shares redeemed:
   Series M                       --  $         --        --  $         --        220  $  5,500,000         --  $         --
   Series T                      100     2,500,000        --            --         --            --         --            --
-----------------------------------------------------------------------------------------------------------------------------
Total                            100  $  2,500,000        --  $         --        220  $  5,500,000         --  $         --
=============================================================================================================================

There were no transactions in Preferred shares for New Jersey Premium Income
(NNJ) during the fiscal years ended April 30, 2009 and April 30, 2008.

                                                           Nuveen Investments 99

| Notes to FINANCIAL STATEMENTS (continued)

4. INVESTMENT TRANSACTIONS

Purchases and sales (including maturities but excluding short-term investments and derivative transactions) during the fiscal year ended April 30, 2009, were as follows:

                           NEW JERSEY      NEW JERSEY      NEW JERSEY      NEW JERSEY
                           INVESTMENT         PREMIUM        DIVIDEND        DIVIDEND
                              QUALITY          INCOME       ADVANTAGE     ADVANTAGE 2
                                 (NQJ)           (NNJ)           (NXJ)           (NUJ)
--------------------------------------------------------------------------------------
Purchases              $    5,772,752  $    3,114,075  $      575,565  $      197,894
Sales and maturities       16,328,950       4,688,224       4,201,246       1,915,569
======================================================================================

                         PENNSYLVANIA    PENNSYLVANIA    PENNSYLVANIA    PENNSYLVANIA
                           INVESTMENT         PREMIUM        DIVIDEND        DIVIDEND
                              QUALITY        INCOME 2       ADVANTAGE     ADVANTAGE 2
                                 (NQP)           (NPY)           (NXM)           (NVY)
--------------------------------------------------------------------------------------
Purchases              $   12,352,581  $   19,673,763  $    2,603,507  $    3,067,058
Sales and maturities       30,180,197      34,762,617       5,031,892       3,651,892
======================================================================================

5. INCOME TAX INFORMATION

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate transactions subject to SFAS No.140, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts on the Statement of Assets and Liabilities presented in the annual report, based on their federal tax basis treatment; temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At April 30, 2009, the cost of investments was as follows:

                           NEW JERSEY      NEW JERSEY      NEW JERSEY      NEW JERSEY
                           INVESTMENT         PREMIUM        DIVIDEND        DIVIDEND
                              QUALITY          INCOME       ADVANTAGE     ADVANTAGE 2
                                 (NQJ)           (NNJ)           (NXJ)           (NUJ)
--------------------------------------------------------------------------------------
Cost of investments    $  432,010,326  $  255,351,414  $  136,405,667  $   95,732,578
======================================================================================

                         PENNSYLVANIA    PENNSYLVANIA    PENNSYLVANIA    PENNSYLVANIA
                           INVESTMENT         PREMIUM        DIVIDEND        DIVIDEND
                              QUALITY        INCOME 2       ADVANTAGE     ADVANTAGE 2
                                 (NQP)           (NPY)           (NXM)           (NVY)
--------------------------------------------------------------------------------------
Cost of investments    $  330,353,597  $  301,456,515  $   68,218,376  $   74,819,697
======================================================================================

100 Nuveen Investments

Gross unrealized appreciation and gross unrealized depreciation of investments at April 30, 2009, were as follows:

                                                              NEW JERSEY     NEW JERSEY     NEW JERSEY     NEW JERSEY
                                                              INVESTMENT        PREMIUM       DIVIDEND       DIVIDEND
                                                                 QUALITY         INCOME      ADVANTAGE    ADVANTAGE 2
                                                                    (NQJ)          (NNJ)          (NXJ)          (NUJ)
----------------------------------------------------------------------------------------------------------------------
Gross unrealized:
   Appreciation                                            $   9,874,025  $   9,086,243  $   2,804,494  $   2,091,066
   Depreciation                                              (34,022,762)   (15,595,484)   (11,315,928)    (8,191,097)
----------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments  $ (24,148,737) $  (6,509,241) $  (8,511,434) $  (6,100,031)
======================================================================================================================

                                                            PENNSYLVANIA   PENNSYLVANIA   PENNSYLVANIA   PENNSYLVANIA
                                                              INVESTMENT        PREMIUM       DIVIDEND       DIVIDEND
                                                                 QUALITY       INCOME 2      ADVANTAGE    ADVANTAGE 2
                                                                    (NQP)          (NPY)          (NXM)          (NVY)
----------------------------------------------------------------------------------------------------------------------
Gross unrealized:
   Appreciation                                            $  12,398,913  $   9,897,044  $   1,671,218  $   2,632,262
   Depreciation                                              (20,572,212)   (22,988,681)    (5,777,660)    (5,989,618)
----------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments  $  (8,173,299) $ (13,091,637) $  (4,106,442) $  (3,357,356)
======================================================================================================================

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains at April 30, 2009, the Funds' tax year end, were as follows:

                                                              NEW JERSEY     NEW JERSEY     NEW JERSEY     NEW JERSEY
                                                              INVESTMENT        PREMIUM       DIVIDEND       DIVIDEND
                                                                 QUALITY         INCOME      ADVANTAGE    ADVANTAGE 2
                                                                    (NQJ)          (NNJ)          (NXJ)          (NUJ)
----------------------------------------------------------------------------------------------------------------------
Undistributed net tax-exempt income *                      $   2,456,485  $   1,334,676  $     708,223  $     563,694
Undistributed net ordinary income **                                  --        125,223         11,246          6,190
Undistributed net long-term capital gains                             --        115,152             --         72,905
======================================================================================================================

                                                            PENNSYLVANIA   PENNSYLVANIA   PENNSYLVANIA   PENNSYLVANIA
                                                              INVESTMENT        PREMIUM       DIVIDEND       DIVIDEND
                                                                 QUALITY       INCOME 2      ADVANTAGE    ADVANTAGE 2
                                                                    (NQP)          (NPY)          (NXM)          (NVY)
----------------------------------------------------------------------------------------------------------------------
Undistributed net tax-exempt income *                      $   1,909,521  $   2,199,968  $     402,196  $     513,141
Undistributed net ordinary income **                                  --        112,103             --         37,476
Undistributed net long-term capital gains                             --             --        167,005        179,271
======================================================================================================================

* Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on April 1, 2009, paid on May 1, 2009.

** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

                                                          Nuveen Investments 101

| Notes to FINANCIAL STATEMENTS (continued)

The tax character of distributions paid during the Funds' tax years ended April 30, 2009 and April 30, 2008, was designated for purposes of the dividends paid deduction as follows:

                                                        NEW JERSEY      NEW JERSEY      NEW JERSEY      NEW JERSEY
                                                        INVESTMENT         PREMIUM        DIVIDEND        DIVIDEND
                                                           QUALITY          INCOME       ADVANTAGE     ADVANTAGE 2
2009                                                          (NQJ)           (NNJ)           (NXJ)           (NUJ)
-------------------------------------------------------------------------------------------------------------------
Distributions from net tax-exempt income***         $   17,007,219  $    9,745,985  $    5,316,513  $    4,035,146
Distributions from net ordinary income**                 1,227,039         516,711         339,082         174,706
Distributions from net long-term capital gains****       1,324,097         885,685         349,118         265,912
===================================================================================================================

                                                      PENNSYLVANIA    PENNSYLVANIA    PENNSYLVANIA    PENNSYLVANIA
                                                        INVESTMENT         PREMIUM        DIVIDEND        DIVIDEND
                                                           QUALITY        INCOME 2       ADVANTAGE     ADVANTAGE 2
2009                                                          (NQP)           (NPY)           (NXM)           (NVY)
-------------------------------------------------------------------------------------------------------------------
Distributions from net tax-exempt income***         $   14,218,439  $   12,592,717  $    2,928,477  $    3,309,636
Distributions from net ordinary income**                        --          37,841              --              --
Distributions from net long-term capital gains****              --              --              --          20,398
===================================================================================================================

                                                        NEW JERSEY      NEW JERSEY      NEW JERSEY      NEW JERSEY
                                                        INVESTMENT         PREMIUM        DIVIDEND        DIVIDEND
                                                           QUALITY          INCOME       ADVANTAGE     ADVANTAGE 2
2008                                                          (NQJ)           (NNJ)           (NXJ)           (NUJ)
-------------------------------------------------------------------------------------------------------------------
Distributions from net tax-exempt income            $   18,776,382  $   10,955,180  $    6,276,949  $    4,206,447
Distributions from net ordinary income **                       --          12,727              --             886
Distributions from net long-term capital gains             837,918         673,257         230,127         899,123
===================================================================================================================

                                                      PENNSYLVANIA    PENNSYLVANIA    PENNSYLVANIA    PENNSYLVANIA
                                                        INVESTMENT         PREMIUM        DIVIDEND        DIVIDEND
                                                           QUALITY        INCOME 2       ADVANTAGE     ADVANTAGE 2
2008                                                          (NQP)           (NPY)           (NXM)           (NVY)
-------------------------------------------------------------------------------------------------------------------
Distributions from net tax-exempt income            $   15,335,512  $   13,821,804  $    3,228,981  $    3,634,945
Distributions from net ordinary income **                       --              --              --              --
Distributions from net long-term capital gains                  --         955,818         226,011         243,281
===================================================================================================================

** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

*** The Funds hereby designate these amounts paid during the fiscal year ended April 30, 2009, as Exempt Interest Dividends.

**** The Funds designated as a long-term capital gain dividend, pursuant to the Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax year ended April 30, 2009.

102 Nuveen Investments

At April 30, 2009, the Funds' tax year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

                          NEW JERSEY          PENNSYLVANIA         PENNSYLVANIA
                          INVESTMENT            INVESTMENT              PREMIUM
                             QUALITY               QUALITY             INCOME 2
                               (NQJ)                 (NQP)                 (NPY)
--------------------------------------------------------------------------------
Expiration:
   April 30, 2014   $             --   $           124,650   $               --
   April 30, 2015                 --               170,887                   --
   April 30, 2016                 --               217,013              840,338
   April 30, 2017                642             2,672,468            2,893,165
--------------------------------------------------------------------------------
Total               $            642   $         3,185,018   $        3,733,503
================================================================================

The following Fund has elected to defer net realized losses from investments incurred from November 1, 2008 through April 30, 2009, the Fund's tax year end, ("post-October losses") in accordance with federal income tax regulations. Post-October losses are treated as having arisen on the first day of the following fiscal year:

                                                                     NEW JERSEY
                                                                     INVESTMENT
                                                                        QUALITY
                                                                           (NQJ)
--------------------------------------------------------------------------------
Post-October capital losses                                          $  133,482
================================================================================

6. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Each Fund's management fee is separated into two components - a complex-level component, based on the aggregate amount of all fund assets managed by the Adviser, and a specific fund-level component, based only on the amount of assets within each individual Fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, for each Fund is based upon the average daily net assets (including net assets attributable to Preferred shares) of each Fund as follows:

                                             NEW JERSEY INVESTMENT QUALITY (NQJ)
                                                 NEW JERSEY PREMIUM INCOME (NNJ)
                                           PENNSYLVANIA INVESTMENT QUALITY (NQP)
                                             PENNSYLVANIA PREMIUM INCOME 2 (NPY)
AVERAGE DAILY NET ASSETS (1)                                FUND-LEVEL FEE RATE
--------------------------------------------------------------------------------
For the first $125 million                                                .4500%
For the next $125 million                                                 .4375
For the next $250 million                                                 .4250
For the next $500 million                                                 .4125
For the next $1 billion                                                   .4000
For the next $3 billion                                                   .3875
For net assets over $5 billion                                            .3750
================================================================================

                                             NEW JERSEY DIVIDEND ADVANTAGE (NXJ)
                                           NEW JERSEY DIVIDEND ADVANTAGE 2 (NUJ)
                                           PENNSYLVANIA DIVIDEND ADVANTAGE (NXM)
                                         PENNSYLVANIA DIVIDEND ADVANTAGE 2 (NVY)
AVERAGE DAILY NET ASSETS (1)                                FUND-LEVEL FEE RATE
--------------------------------------------------------------------------------
For the first $125 million                                                .4500%
For the next $125 million                                                 .4375
For the next $250 million                                                 .4250
For the next $500 million                                                 .4125
For the next $1 billion                                                   .4000
For net assets over $2 billion                                            .3750
================================================================================

The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund net assets managed as stated in the following table. As of April 30, 2009, the complex-level fee rate was .1998%.

                                                          Nuveen Investments 103

| Notes to FINANCIAL STATEMENTS (continued)

The complex-level fee schedule is as follows:

COMPLEX-LEVEL NET ASSET BREAKPOINT LEVEL (1) EFFECTIVE RATE AT BREAKPOINT LEVEL
--------------------------------------------------------------------------------
$55 billion                                                               .2000%
$56 billion                                                               .1996
$57 billion                                                               .1989
$60 billion                                                               .1961
$63 billion                                                               .1931
$66 billion                                                               .1900
$71 billion                                                               .1851
$76 billion                                                               .1806
$80 billion                                                               .1773
$91 billion                                                               .1691
$125 billion                                                              .1599
$200 billion                                                              .1505
$250 billion                                                              .1469
$300 billion                                                              .1445
================================================================================

(1) The complex-level fee component of the management fee for the funds is calculated based upon the aggregate daily managed net assets of all Nuveen funds, with such daily managed net assets defined separately for each fund in its management agreement, but excluding assets attributable to investments in other Nuveen funds. For the complex-level and fund-level fee components, daily managed net assets includes assets managed by the Adviser that are attributable to each fund's use of financial leverage. For these purposes, financial leverage includes the funds' use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by the TOB trust that has been effectively financed by the trust's issuance of floating rate securities, subject to an agreement by the Adviser to limit the amount of such assets for determining managed net assets in certain circumstances.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation directly to those of its Directors/Trustees who are affiliated with the Adviser or to its Officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board of Directors/Trustees has adopted a deferred compensation plan for independent Directors/Trustees that enables Directors/Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

For the first ten years of New Jersey Dividend Advantage's (NXJ) and Pennsylvania Dividend Advantage's (NXM) operations, the Adviser has agreed to reimburse the Funds, as a percentage of average daily net assets (including net assets attributable to Preferred shares), for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                  YEAR ENDING
MARCH 31,                                    MARCH 31,
--------------------------------------------------------------------------------
2001*                    .30%                2007                           .25%
2002                     .30                 2008                           .20
2003                     .30                 2009                           .15
2004                     .30                 2010                           .10
2005                     .30                 2011                           .05
2006                     .30
================================================================================
* From the commencement of operations.

104 Nuveen Investments

The Adviser has not agreed to reimburse New Jersey Dividend Advantage (NXJ) and Pennsylvania Dividend Advantage (NXM) for any portion of their fees and expenses beyond March 31, 2011.

For the first ten years of New Jersey Dividend Advantage 2's (NUJ) and Pennsylvania Dividend Advantage 2's (NVY) operations, the Adviser has agreed to reimburse the Funds, as a percentage of average daily net assets (including net assets attributable to Preferred shares), for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                  YEAR ENDING
MARCH 31,                                    MARCH 31,
--------------------------------------------------------------------------------
2002*                    .30%                2008                           .25%
2003                     .30                 2009                           .20
2004                     .30                 2010                           .15
2005                     .30                 2011                           .10
2006                     .30                 2012                           .05
2007                     .30
================================================================================

*     From the commencement of operations.

The Adviser has not agreed to reimburse New Jersey Dividend Advantage 2 (NUJ) and Pennsylvania Dividend Advantage 2 (NVY) for any portion of their fees and expenses beyond March 31, 2012.

7. NEW ACCOUNTING PRONOUNCEMENTS

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 161 (SFAS No. 161)

In March 2008, the FASB issued SFAS No. 161, "Disclosures about Derivative Instruments and Hedging Activities." This standard is intended to enhance financial statement disclosures for derivative instruments and hedging activities and enable investors to understand: a) how and why a fund uses derivative instruments, b) how derivative instruments and related hedge items are accounted for, and c) how derivative instruments and related hedge items affect a fund's financial position, results of operations and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. As of April 30, 2009, management does not believe the adoption of SFAS No. 161 will impact the financial statement amounts; however, additional footnote disclosures may be required about the use of derivative instruments and hedging items.

Financial Accounting Standards Board Staff Position No. 157-4 (FSP No. 157-4)

On April 9, 2009, the Financial Accounting Standards Board issued FSP No. 157-4, "Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly." FSP No. 157-4 provides additional guidance for estimating fair value in accordance with SFAS No. 157, "Fair Value Measurements," when the volume and level of activity for the asset or liability have significantly decreased. FSP No. 157-4 also requires additional disaggregation of the current SFAS No. 157 required disclosures. FSP No. 157-4 is effective for interim and annual reporting periods ending after June 15, 2009, and shall be applied prospectively. At this time, management is evaluating the implications of FSP No. 157-4 and the impact it will have on the financial statement disclosures.

8. SUBSEQUENT EVENTS

Distributions to Common Shareholders

The Funds declared Common share dividend distributions from their tax-exempt net investment income which were paid on June 1, 2009, to shareholders of record on May 15, 2009, as follows:

                       NEW JERSEY     NEW JERSEY    NEW JERSEY       NEW JERSEY
                       INVESTMENT        PREMIUM      DIVIDEND         DIVIDEND
                          QUALITY         INCOME     ADVANTAGE      ADVANTAGE 2
                             (NQJ)          (NNJ)         (NXJ)            (NUJ)
--------------------------------------------------------------------------------
Dividend per share   $     .0600   $       .0580  $      .0590  $         .0620
================================================================================

                     PENNSYLVANIA   PENNSYLVANIA  PENNSYLVANIA     PENNSYLVANIA
                       INVESTMENT        PREMIUM      DIVIDEND         DIVIDEND
                          QUALITY       INCOME 2     ADVANTAGE      ADVANTAGE 2
                             (NQP)          (NPY)         (NXM)            (NVY)
--------------------------------------------------------------------------------
Dividend per share   $      .0630  $       .0590  $      .0610  $         .0635
================================================================================

                                                          Nuveen Investments 105

| Notes to FINANCIAL STATEMENTS (continued)

Auction Participation Fees

Effective May 1, 2009, auction participation fees for Nuveen Preferred shares with respect to auctions that have failed have been reduced from 25 bps (annualized) to 15 bps (annualized). All auction participants have signed new agreements incorporating this change.

Preferred Shares

On May 13, 2009, New Jersey Premium Income (NNJ) and New Jersey Dividend Advantage (NXJ) noticed for redemption $2.075 million and $1.1 million, respectively, of their outstanding Preferred shares, at liquidation value, using tender option bonds (TOBs).

On June 2, 2009, New Jersey Investment Quality (NQJ) and New Jersey Dividend Advantage 2 (NUJ) noticed for redemption $3.525 million and $0.775 million, respectively, of their outstanding Preferred shares, at liquidation value, using TOBs.

106 Nuveen Investments

| Financial HIGHLIGHTS

                                                          Nuveen Investments 107

| Financial HIGHLIGHTS

Selected data for a Common share outstanding throughout each period:

                                                                              Investment Operations
                                                   --------------------------------------------------------------------------
                                                                                  Distributions     Distributions
                                                                                       from Net              from
                                       Beginning                                     Investment           Capital
                                          Common                           Net        Income to          Gains to
                                           Share            Net      Realized/        Preferred         Preferred
                                       Net Asset     Investment     Unrealized           Share-            Share-
                                           Value         Income    Gain (Loss)          holders+          holders+      Total
------------------------------------------------------------------------------------------------------------------------------
NEW JERSEY INVESTMENT QUALITY (NQJ)
------------------------------------------------------------------------------------------------------------------------------
Year Ended 4/30:
2009                                  $    14.26   $        .91   $      (1.22)  $         (.18)  $          (.03)   $   (.52)
2008                                       14.96            .92           (.67)            (.26)             (.01)       (.02)
2007(b)                                    14.53            .75            .47             (.20)             (.01)       1.01
Year Ended 6/30:
2006                                       15.61            .91           (.75)            (.18)             (.03)       (.05)
2005                                       14.69            .95           1.13             (.10)             (.01)       1.97
2004                                       15.65           1.01           (.75)            (.05)             (.01)        .20

NEW JERSEY PREMIUM INCOME (NNJ)
------------------------------------------------------------------------------------------------------------------------------
Year Ended 4/30:
2009                                       14.64            .88           (.78)            (.17)             (.03)       (.10)
2008                                       15.23            .90           (.53)            (.25)             (.01)        .11
2007(b)                                    14.79            .74            .49             (.20)               --***     1.03
Year Ended 6/30:
2006                                       16.05            .90           (.85)            (.17)             (.04)       (.16)
2005                                       15.35            .94           1.01             (.10)             (.01)       1.84
2004                                       16.28            .99           (.79)            (.05)             (.01)        .14
==============================================================================================================================

                                               Less Distributions
                                      ---------------------------------------
                                                 Net
                                          Investment      Capital                      Ending
                                           Income to     Gains to                      Common
                                              Common       Common                       Share        Ending
                                              Share-       Share-                   Net Asset        Market
                                             holders      holders       Total           Value         Value
------------------------------------------------------------------------------------------------------------
NEW JERSEY INVESTMENT QUALITY (NQJ)
------------------------------------------------------------------------------------------------------------
Year Ended 4/30:
2009                                  $         (.65)  $     (.09)  $    (.74)  $       13.00   $     11.37
2008                                            (.65)        (.03)       (.68)          14.26         13.09
2007(b)                                         (.55)        (.03)       (.58)          14.96         14.30
Year Ended 6/30:
2006                                            (.79)        (.24)      (1.03)          14.53         13.70
2005                                            (.94)        (.11)      (1.05)          15.61         15.25
2004                                            (.96)        (.20)      (1.16)          14.69         14.19

NEW JERSEY PREMIUM INCOME (NNJ)
------------------------------------------------------------------------------------------------------------
Year Ended 4/30:
2009                                            (.63)        (.08)       (.71)          13.83         11.96
2008                                            (.66)        (.04)       (.70)          14.64         13.48
2007(b)                                         (.58)        (.01)       (.59)          15.23         15.12
Year Ended 6/30:
2006                                            (.79)        (.31)      (1.10)          14.79         14.16
2005                                            (.92)        (.22)      (1.14)          16.05         15.76
2004                                            (.94)        (.13)      (1.07)          15.35         14.19
============================================================================================================

                                                Preferred Shares at End of Period
                                       ---------------------------------------------------
                                             Aggregate       Liquidation
                                                Amount        and Market             Asset
                                           Outstanding             Value          Coverage
                                                 (000)         Per Share         Per Share
-------------------------------------------------------------------------------------------
NEW JERSEY INVESTMENT QUALITY (NQJ)
-------------------------------------------------------------------------------------------
Year Ended 4/30:
2009                                   $       149,825    $       25,000    $       69,373
2008                                           162,000            25,000            70,092
2007(b)                                        162,000            25,000            72,284
Year Ended 6/30:
2006                                           162,000            25,000            70,917
2005                                           162,000            25,000            74,241
2004                                           162,000            25,000            71,246

NEW JERSEY PREMIUM INCOME (NNJ)
-------------------------------------------------------------------------------------------
Year Ended 4/30:
2009                                            91,600            25,000            70,422
2008                                            91,600            25,000            73,137
2007(b)                                         91,600            25,000            75,093
Year Ended 6/30:
2006                                            91,600            25,000            73,635
2005                                            91,600            25,000            77,724
2004                                            91,600            25,000            75,424
===========================================================================================

108 Nuveen Investments

                                                                                   Ratios/Supplemental Data
                                                               -------------------------------------------------------------
                                                                                      Ratios to Average Net Assets
                                                                                      Applicable to Common Shares
                                          Total Returns                               Before Credit/Reimbursement
                                      -----------------------                 ----------------------------------------------
                                                        Based         Ending
                                                           on            Net
                                           Based       Common         Assets
                                              on    Share Net     Applicable       Expenses         Expenses             Net
                                          Market        Asset      to Common      Including        Excluding      Investment
                                           Value*       Value*  Shares (000)       Interest++(a)    Interest++(a)     Income++
-------------------------------------------------------------------------------------------------------------------------------
NEW JERSEY INVESTMENT QUALITY (NQJ)
-------------------------------------------------------------------------------------------------------------------------------
Year Ended 4/30:
2009                                       (7.10)%      (3.41)% $    265,928           1.29%            1.29%           6.94%
2008                                       (3.64)        (.08)       292,194           1.23             1.23            6.30
2007(b)                                     8.75         7.05        306,402           1.20****         1.20****        6.04****
Year Ended 6/30:
2006                                       (3.62)        (.31)       297,539           1.21             1.21            6.05
2005                                       15.13        13.81        319,083           1.21             1.21            6.22
2004                                       (4.09)        1.26        299,671           1.21             1.21            6.64

NEW JERSEY PREMIUM INCOME (NNJ)
-------------------------------------------------------------------------------------------------------------------------------
Year Ended 4/30:
2009                                       (5.69)        (.40)       166,428           1.28             1.28            6.44
2008                                       (6.18)         .77        176,374           1.24             1.24            6.04
2007(b)                                    11.10         7.03        183,540           1.21****         1.21****        5.83****
Year Ended 6/30:
2006                                       (3.36)       (1.04)       178,199           1.19             1.19            5.81
2005                                       19.43        12.31        193,182           1.18             1.18            5.91
2004                                       (5.65)         .85        184,753           1.18             1.18            6.23
===============================================================================================================================

                                                           Ratios/Supplemental Data
                                      -----------------------------------------------------------------
                                                Ratios to Average Net Assets
                                                 Applicable to Common Shares
                                                After Credit/Reimbursement**
                                      -------------------------------------------------
                                              Expenses        Expenses             Net        Portfolio
                                             Including       Excluding       Investment        Turnover
                                              Interest++(a)   Interest++(a)      Income++          Rate
--------------------------------------------------------------------------------------------------------
NEW JERSEY INVESTMENT QUALITY (NQJ)
Year Ended 4/30:
2009                                              1.27%           1.27%            6.95%              1%
2008                                              1.21            1.21             6.31              17
2007(b)                                           1.19****        1.19****         6.06****           7
Year Ended 6/30:
2006                                              1.19            1.19             6.08              17
2005                                              1.20            1.20             6.23              15
2004                                              1.21            1.21             6.64              19

NEW JERSEY PREMIUM INCOME (NNJ)
--------------------------------------------------------------------------------------------------------
Year Ended 4/30:
2009                                              1.26            1.26             6.46               1
2008                                              1.23            1.23             6.04              19
2007(b)                                           1.20****        1.20****         5.84****           6
Year Ended 6/30:
2006                                              1.18            1.18             5.83              12
2005                                              1.17            1.17             5.92              21
2004                                              1.18            1.18             6.23              23
========================================================================================================

* Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

      Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

**    After custodian fee credit and expense reimbursement, where applicable.

***   Rounds to less than $.01 per share.

****  Annualized.

+     The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares.

(a) Interest expense arises from the application of SFAS No. 140 to certain inverse floating rate transactions entered into by the Fund as more fully described in Footnote 1 - Inverse Floating Rate Securities.

(b)   For the ten months ended April 30, 2007.

                                 See accompanying notes to financial statements.

                                                          Nuveen Investments 109

| Financial HIGHLIGHTS (continued)

Selected data for a Common share outstanding throughout each period:

                                                                       Investment Operations
                                        --------------------------------------------------------------------------------
                                                                               Distributions   Distributions
                                                                                    from Net            from
                                        Beginning                                 Investment         Capital
                                           Common                        Net       Income to        Gains to
                                            Share          Net     Realized/       Preferred       Preferred
                                        Net Asset   Investment    Unrealized          Share-          Share-
                                            Value       Income   Gain (Loss)        holders+         holders+      Total
========================================================================================================================
NEW JERSEY DIVIDEND ADVANTAGE (NXJ)
------------------------------------------------------------------------------------------------------------------------
Year Ended 4/30:
2009                                    $   14.26   $      .91   $     (1.27)  $        (.16)  $        (.03)  $    (.55)
2008                                        15.09          .94          (.80)           (.25)           (.01)       (.12)
2007(b)                                     14.68          .78           .47            (.19)             --***     1.06
Year Ended 6/30:
2006                                        15.63          .95          (.77)           (.18)           (.01)       (.01)
2005                                        14.59          .98          1.09            (.10)             --        1.97
2004                                        15.35         1.00          (.77)           (.05)             --         .18

NEW JERSEY DIVIDEND ADVANTAGE 2 (NUJ)
------------------------------------------------------------------------------------------------------------------------
Year Ended 4/30:
2009                                        14.35          .95         (1.42)           (.17)           (.02)       (.66)
2008                                        15.31          .97          (.79)           (.23)           (.05)       (.10)
2007(b)                                     14.87          .83           .47            (.20)             --***     1.10
Year Ended 6/30:
2006                                        15.79          .99          (.76)           (.19)           (.01)        .03
2005                                        14.62         1.00          1.25            (.11)             --        2.14
2004                                        15.44         1.03          (.82)           (.06)             --         .15
========================================================================================================================

                                                   Less  Distributions
                                        ----------------------------------------
                                               Net
                                        Investment         Capital                      Ending
                                         Income to        Gains to                      Common
                                            Common          Common                       Share       Ending
                                            Share-          Share-                   Net Asset       Market
                                           holders         holders        Total          Value        Value
===========================================================================================================
NEW JERSEY DIVIDEND ADVANTAGE (NXJ)
-----------------------------------------------------------------------------------------------------------
Year Ended 4/30:
2009                                    $     (.66)  $        (.08)  $      (.74)  $     12.97   $    11.15
2008                                          (.68)           (.03)         (.71)        14.26        13.11
2007(b)                                       (.64)           (.01)         (.65)        15.09        15.75
Year Ended 6/30:
2006                                          (.84)           (.10)         (.94)        14.68        14.35
2005                                          (.93)             --          (.93)        15.63        15.38
2004                                          (.94)             --          (.94)        14.59        13.63

NEW JERSEY DIVIDEND ADVANTAGE 2 (NUJ)
-----------------------------------------------------------------------------------------------------------
Year Ended 4/30:
2009                                          (.69)           (.07)         (.76)        12.93        11.46
2008                                          (.71)           (.15)         (.86)        14.35        13.59
2007(b)                                       (.66)             --***       (.66)        15.31        16.50
Year Ended 6/30:
2006                                          (.86)           (.09)         (.95)        14.87        14.90
2005                                          (.92)           (.05)         (.97)        15.79        15.90
2004                                          (.92)           (.05)         (.97)        14.62        13.74
===========================================================================================================

                                           Preferred Shares at End of Period
                                        --------------------------------------
                                          Aggregate   Liquidation
                                             Amount    and Market        Asset
                                        Outstanding         Value     Coverage
                                              (000)     Per Share    Per Share
==============================================================================
NEW JERSEY DIVIDEND ADVANTAGE (NXJ)
------------------------------------------------------------------------------
Year Ended 4/30:
2009                                        $47,025       $25,000      $70,311
2008                                         48,000        25,000       73,834
2007(b)                                      48,000        25,000       76,668
Year Ended 6/30:
2006                                         48,000        25,000       75,197
2005                                         48,000        25,000       78,386
2004                                         48,000        25,000       74,818

NEW JERSEY DIVIDEND ADVANTAGE 2 (NUJ)
------------------------------------------------------------------------------
Year Ended 4/30:
2009                                         32,600        25,000       69,828
2008                                         34,500        25,000       72,032
2007(b)                                      34,500        25,000       75,172
Year Ended 6/30:
2006                                         34,500        25,000       73,659
2005                                         34,500        25,000       76,617
2004                                         34,500        25,000       72,767
==============================================================================

110 Nuveen Investments

                                                                            Ratios/Supplemental Data
                                                             ------------------------------------------------------
                                                                                 Ratios to Average Net Assets
                                                                                 Applicable to Common Shares
                                          Total Returns                          Before Credit/Reimbursement
                                       -------------------                 ----------------------------------------
                                                     Based        Ending
                                                        on           Net
                                         Based      Common        Assets
                                            on   Share Net    Applicable    Expenses       Expenses             Net
                                        Market       Asset     to Common   Including      Excluding      Investment
                                         Value*      Value*  Shares (000)   Interest++(a)  Interest++(a)     Income++
=======================================================================================================================
NEW JERSEY DIVIDEND ADVANTAGE (NXJ)
-----------------------------------------------------------------------------------------------------------------------
Year Ended 4/30:
2009                                     (8.95)%     (3.63)% $    85,230        1.29%          1.29%           6.74%
2008                                    (12.31)       (.81)       93,762        1.20           1.20            6.10
2007(b)                                  14.37        7.26        99,203        1.20****       1.20****        5.85****
Year Ended 6/30:
2006                                      (.78)       (.05)       96,378        1.19           1.19            5.83
2005                                     19.97       13.80       102,502        1.19           1.19            5.94
2004                                     (5.13)       1.20        95,651        1.20           1.20            6.26

NEW JERSEY DIVIDEND ADVANTAGE 2 (NUJ)
-----------------------------------------------------------------------------------------------------------------------
Year Ended 4/30:
2009                                     (9.75)      (4.36)       58,456        1.33           1.33            6.95
2008                                    (12.41)       (.60)       64,904        1.25           1.25            6.16
2007(b)                                  15.40        7.50        69,238        1.24****       1.24****        6.03****
Year Ended 6/30:
2006                                      (.49)        .25        67,150        1.23           1.23            5.99
2005                                     23.39       15.00        71,231        1.23           1.23            6.09
2004                                     (4.81)       1.02        65,919        1.25           1.25            6.41
=======================================================================================================================

                                                        Ratios/Supplemental Data
                                        --------------------------------------------------------
                                               Ratios to Average Net Assets
                                               Applicable to Common Shares
                                               After Credit/Reimbursement**
                                        ------------------------------------------
                                           Expenses       Expenses             Net     Portfolio
                                          Including      Excluding      Investment      Turnover
                                           Interest++(a)  Interest++(a)     Income++        Rate
================================================================================================
NEW JERSEY DIVIDEND ADVANTAGE (NXJ)
------------------------------------------------------------------------------------------------
Year Ended 4/30:
2009                                           1.05%          1.05%           6.99%           --%
2008                                            .89            .89            6.41            17
2007(b)                                         .83****        .83****        6.23****         9
Year Ended 6/30:
2006                                            .75            .75            6.28            16
2005                                            .74            .74            6.39            17
2004                                            .74            .74            6.71            11

NEW JERSEY DIVIDEND ADVANTAGE 2 (NUJ)
------------------------------------------------------------------------------------------------
Year Ended 4/30:
2009                                           1.01           1.01            7.27            --
2008                                            .85            .85            6.56            16
2007(b)                                         .78****        .78****        6.49****        11
Year Ended 6/30:
2006                                            .76            .76            6.47            13
2005                                            .77            .77            6.54            11
2004                                            .79            .79            6.87            11
================================================================================================

* Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

      Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

**    After custodian fee credit and expense reimbursement, where applicable.

***   Rounds to less than $.01 per share.

****  Annualized.

+     The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares.

(a) Interest expense arises from the application of SFAS No. 140 to certain inverse floating rate transactions entered into by the Fund as more fully described in Footnote 1 - Inverse Floating Rate Securities.

(b)   For the ten months ended April 30, 2007.

                                 See accompanying notes to financial statements.

                                                          Nuveen Investments 111

| Financial HIGHLIGHTS (continued)

Selected data for a Common share outstanding throughout each period:

                                                                           Investment Operations
                                                     -------------------------------------------------------------------
                                                                                Distributions   Distributions
                                                                                     from Net            from
                                         Beginning                                 Investment         Capital
                                            Common                        Net       Income to        Gains to
                                             Share          Net     Realized/       Preferred       Preferred
                                         Net Asset   Investment    Unrealized          Share-          Share-
                                             Value       Income   Gain (Loss)         holders+        holders+     Total
=========================================================================================================================
PENNSYLVANIA INVESTMENT QUALITY (NQP)
-------------------------------------------------------------------------------------------------------------------------
Year Ended 4/30:
2009                                    $    14.39   $      .96   $      (.94)  $        (.20)  $          --   $   (.18)
2008                                         15.19          .95          (.80)           (.29)             --       (.14)
2007(b)                                      14.71          .77           .47            (.23)             --       1.01
Year Ended 6/30:
2006                                         15.73          .90          (.87)           (.21)           (.02)      (.20)
2005                                         14.92          .92          1.05            (.12)           (.01)      1.84
2004                                         15.91          .98          (.98)           (.06)             --       (.06)

PENNSYLVANIA PREMIUM INCOME 2 (NPY)
-------------------------------------------------------------------------------------------------------------------------
Year Ended 4/30:
2009                                         13.74          .91         (1.12)           (.19)            --        (.40)
2008                                         14.70          .90          (.93)           (.26)           (.02)      (.31)
2007(b)                                      14.22          .74           .50            (.21)             --       1.03
Year Ended 6/30:
2006                                         15.32          .89          (.80)           (.18)           (.03)      (.12)
2005                                         14.74          .92           .88            (.10)           (.01)      1.69
2004                                         15.65          .98          (.77)           (.05)           (.01)       .15
=========================================================================================================================


                                               Less Distributions
                                        -------------------------------
                                               Net
                                        Investment    Capital                Ending
                                         Income to   Gains to                Common
                                            Common     Common                 Share     Ending
                                            Share-     Share-             Net Asset     Market
                                           holders    holders     Total       Value      Value
==============================================================================================
PENNSYLVANIA INVESTMENT QUALITY (NQP)
----------------------------------------------------------------------------------------------
Year Ended 4/30:
2009                                    $     (.68)  $     --   $  (.68)  $   13.53   $  11.34
2008                                          (.66)        --      (.66)      14.39      13.10
2007(b)                                       (.53)        --      (.53)      15.19      14.01
Year Ended 6/30:
2006                                          (.71)      (.11)     (.82)      14.71      12.95
2005                                          (.89)      (.14)    (1.03)      15.73      15.16
2004                                          (.92)      (.01)     (.93)      14.92      13.58

PENNSYLVANIA PREMIUM INCOME 2 (NPY)
----------------------------------------------------------------------------------------------
Year Ended 4/30:
2009                                          (.62)        --      (.62)      12.72      10.60
2008                                          (.61)      (.04)     (.65)      13.74      12.30
2007(b)                                       (.55)        --      (.55)      14.70      13.67
Year Ended 6/30:
2006                                          (.77)      (.21)     (.98)      14.22      12.96
2005                                          (.93)      (.18)    (1.11)      15.32      15.16
2004                                          (.95)      (.11)    (1.06)      14.74      13.84
==============================================================================================

                                          Preferred Shares at End of Period
                                        -------------------------------------
                                          Aggregate   Liquidation
                                             Amount    and Market       Asset
                                        Outstanding         Value    Coverage
                                              (000)     Per Share   Per Share
=============================================================================
PENNSYLVANIA INVESTMENT QUALITY (NQP)
-----------------------------------------------------------------------------
Year Ended 4/30:
2009                                    $   111,750   $    25,000   $  73,849
2008                                        132,000        25,000      69,039
2007(b)                                     132,000        25,000      71,902
Year Ended 6/30:
2006                                        132,000        25,000      70,401
2005                                        132,000        25,000      73,554
2004                                        132,000        25,000      71,077

PENNSYLVANIA PREMIUM INCOME 2 (NPY)
-----------------------------------------------------------------------------
Year Ended 4/30:
2009                                         99,275        25,000      75,047
2008                                        118,100        25,000      70,566
2007(b)                                     118,100        25,000      74,249
Year Ended 6/30:
2006                                        118,100        25,000      72,655
2005                                        118,100        25,000      76,307
2004                                        118,100        25,000      74,207
=============================================================================

112 Nuveen Investments

                                                                               Ratios/Supplemental Data
                                                               ------------------------------------------------------
                                                                                   Ratios to Average Net Assets
                                                                                   Applicable to Common Shares
                                          Total Returns                            Before Credit/Reimbursement
                                       -------------------                   ----------------------------------------
                                                     Based          Ending
                                                        on             Net
                                         Based      Common          Assets
                                            on   Share Net      Applicable    Expenses       Expenses             Net
                                        Market       Asset       to Common   Including      Excluding      Investment
                                        Value*       Value*    Shares (000)   Interest++(a)  Interest++(a)     Income++
=========================================================================================================================
PENNSYLVANIA INVESTMENT QUALITY (NQP)
-------------------------------------------------------------------------------------------------------------------------
Year Ended 4/30:
2009                                     (7.99)%     (1.01)%   $   218,353        1.50%          1.31%           7.23%
2008                                     (1.78)       (.92)        232,528        1.65           1.27            6.48
2007(b)                                  12.41        6.89         247,644        1.54****       1.25****        6.06****
Year Ended 6/30:
2006                                     (9.47)      (1.34)        239,718        1.23           1.23            5.87
2005                                     19.53       12.67         256,365        1.23           1.23            5.96
2004                                     (9.73)       (.38)        243,287        1.23           1.23            6.38

PENNSYLVANIA PREMIUM INCOME 2 (NPY)
-------------------------------------------------------------------------------------------------------------------------
Year Ended 4/30:
2009                                     (8.43)      (2.65)        198,739        1.35           1.31            7.28
2008                                     (5.26)      (2.06)        215,252        1.55           1.28            6.36
2007(b)                                   9.83        7.31         232,650        1.40****       1.21****        6.08****
Year Ended 6/30:
2006                                     (8.42)       (.80)***     225,121        1.20           1.20            6.01
2005                                     17.79       11.80         242,373        1.19           1.19            6.09
2004                                     (7.22)        .94         232,455        1.18           1.18            6.45
=========================================================================================================================

                                                       Ratios/Supplemental Data
                                        ------------------------------------------------------
                                               Ratios to Average Net Assets
                                               Applicable to Common Shares
                                               After Credit/Reimbursement**
                                        ----------------------------------------
                                         Expenses       Expenses             Net     Portfolio
                                        Including      Excluding      Investment      Turnover
                                         Interest++(a)  Interest++(a)     Income++        Rate
==============================================================================================
PENNSYLVANIA INVESTMENT QUALITY (NQP)
----------------------------------------------------------------------------------------------
Year Ended 4/30:
2009                                         1.49%          1.31%           7.24%            3%
2008                                         1.64           1.26            6.49            20
2007(b)                                      1.53****       1.23****        6.07****        16
Year Ended 6/30:
2006                                         1.21           1.21            5.89            20
2005                                         1.22           1.22            5.97            18
2004                                         1.22           1.22            6.39            17

PENNSYLVANIA PREMIUM INCOME 2 (NPY)
----------------------------------------------------------------------------------------------
Year Ended 4/30:
2009                                         1.34           1.29            7.30             6
2008                                         1.53           1.27            6.37            27
2007(b)                                      1.39****       1.20****        6.09****        15
Year Ended 6/30:
2006                                         1.18           1.18            6.03            18
2005                                         1.19           1.19            6.10            22
2004                                         1.17           1.17            6.46            16
==============================================================================================

* Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

      Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

**    After custodian fee credit and expense reimbursement, where applicable.

***   During the fiscal year ended June 30, 2006, Pennsylvania Premium Income 2
      (NPY) received a payment from the Adviser of $27,169, to offset losses realized on the disposal of investments purchased in violation of the Fund's investment restrictions. This reimbursement did not have an impact on the Fund's Total Return on Common Share Net Asset Value.

****  Annualized.

+     The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares.

(a) Interest expense arises from the application of SFAS No. 140 to certain inverse floating rate transactions entered into by the Fund as more fully described in Footnote 1 - Inverse Floating Rate Securities.

(b)   For the ten months ended April 30, 2007.

                                 See accompanying notes to financial statements.

                                                          Nuveen Investments 113

| Financial HIGHLIGHTS (continued)

Selected data for a Common share outstanding throughout each period:

                                                                           Investment Operations
                                                     -------------------------------------------------------------------
                                                                               Distributions   Distributions
                                                                                    from Net            from
                                         Beginning                                Investment         Capital
                                            Common                       Net       Income to        Gains to
                                             Share          Net    Realized/       Preferred       Preferred
                                         Net Asset   Investment   Unrealized          Share-          Share-
                                             Value       Income   Gain (Loss)        holders+        holders+      Total
=========================================================================================================================
PENNSYLVANIA DIVIDEND ADVANTAGE (NXM)
-------------------------------------------------------------------------------------------------------------------------
Year Ended 4/30:
2009                                     $   14.47   $ c    .97   $    (1.47)  $        (.18)  $          --    $   (.68)
2008                                         15.36          .97         (.84)           (.25)           (.02)       (.14)
2007(b)                                      14.95          .82          .46            (.21)             --        1.07
Year Ended 6/30:
2006                                         15.93          .98         (.78)           (.19)           (.01)         --
2005                                         15.32          .99         1.06            (.10)           (.02)       1.93
2004                                         16.25         1.04         (.78)           (.05)           (.01)        .20

PENNSYLVANIA DIVIDEND ADVANTAGE 2 (NVY)
-------------------------------------------------------------------------------------------------------------------------
Year Ended 4/30:
2009                                         14.49          .99        (1.17)           (.19)             --***     (.37)
2008                                         15.34          .99         (.80)           (.26)           (.02)       (.09)
2007(b)                                      14.93          .83          .44            (.21)           (.01)       1.05
Year Ended 6/30:
2006                                         15.89          .98         (.85)           (.19)           (.01)       (.07)
2005                                         14.87          .97         1.08            (.11)             --        1.94
2004                                         15.90          .98         (.87)           (.05)           (.01)        .05
=========================================================================================================================


                                                  Less Distributions
                                          --------------------------------
                                                 Net
                                          Investment    Capital                 Ending
                                           Income to   Gains to                 Common
                                              Common     Common                  Share    Ending
                                              Share-     Share-              Net Asset    Market
                                             holders    holders      Total      Value     Value
================================================================================================
PENNSYLVANIA DIVIDEND ADVANTAGE (NXM)
------------------------------------------------------------------------------------------------
Year Ended 4/30:
2009                                          $(.70)   $     --    $  (.70)  $   13.09   $ 11.31
2008                                           (.70)       (.05)      (.75)      14.47     13.61
2007(b)                                        (.66)         --       (.66)      15.36     15.70
Year Ended 6/30:
2006                                           (.88)       (.10)      (.98)      14.95     15.10
2005                                           (.96)       (.36)     (1.32)      15.93     16.14
2004                                           (.96)       (.17)     (1.13)      15.32     14.39

PENNSYLVANIA DIVIDEND ADVANTAGE 2 (NVY)
------------------------------------------------------------------------------------------------
Year Ended 4/30:
2009                                           (.70)         --***    (.70)      13.42     11.45
2008                                           (.71)       (.05)      (.76)      14.49     13.40
2007(b)                                        (.62)       (.02)      (.64)      15.34     15.18
Year Ended 6/30:
2006                                           (.79)       (.10)      (.89)      14.93     14.16
2005                                           (.88)       (.04)      (.92)      15.89     14.90
2004                                           (.92)       (.16)     (1.08)      14.87     13.48
================================================================================================

                                            Preferred Shares at End of Period
                                          --------------------------------------
                                            Aggregate   Liquidation
                                               Amount    and Market        Asset
                                          Outstanding         Value     Coverage
                                                (000)     Per Share    Per Share
================================================================================
PENNSYLVANIA DIVIDEND ADVANTAGE (NXM)
--------------------------------------------------------------------------------
Year Ended 4/30:
2009                                      $    22,500   $    25,000   $   73,430
2008                                           25,000        25,000       73,211
2007(b)                                        25,000        25,000       76,160
Year Ended 6/30:
2006                                           25,000        25,000       74,660
2005                                           25,000        25,000       77,712
2004                                           25,000        25,000       75,549

PENNSYLVANIA DIVIDEND ADVANTAGE 2 (NVY)
--------------------------------------------------------------------------------
Year Ended 4/30:
2009                                           23,000        25,000       79,340
2008                                           28,500        25,000       72,366
2007(b)                                        28,500        25,000       75,124
Year Ended 6/30:
2006                                           28,500        25,000       73,769
2005                                           28,500        25,000       76,907
2004                                           28,500        25,000       73,570
================================================================================

114 Nuveen Investments

                                                                               Ratios/Supplemental Data
                                                                ------------------------------------------------------
                                                                                    Ratios to Average Net Assets
                                                                                    Applicable to Common Shares
                                             Total Returns                           Before Credit/Reimbursement
                                         --------------------                 ----------------------------------------
                                                        Based        Ending
                                                           on           Net
                                            Based      Common        Assets
                                               on   Share Net    Applicable    Expenses       Expenses             Net
                                           Market       Asset     to Common   Including      Excluding      Investment
                                            Value*      Value*  Shares (000)   Interest++(a)  Interest++(a)     Income++
==========================================================================================================================
PENNSYLVANIA DIVIDEND ADVANTAGE (NXM)
--------------------------------------------------------------------------------------------------------------------------
Year Ended 4/30:
2009                                       (11.67)%     (4.57)% $    43,587        1.37%          1.36%           7.17%
2008                                        (8.46)       (.87)       48,211        1.39           1.28            6.26
2007(b)                                      8.40        7.22        51,160        1.33****       1.27****        5.99****
Year Ended 6/30:
2006                                         (.56)       (.01)       49,660        1.25           1.25            5.90
2005                                        21.84       13.02        52,712        1.23           1.23            5.82
2004                                        (5.95)       1.30        50,549        1.21           1.21            6.15

PENNSYLVANIA DIVIDEND ADVANTAGE 2 (NVY)
--------------------------------------------------------------------------------------------------------------------------
Year Ended 4/30:
2009                                       (9.16)       (2.33)       49,993        1.37           1.36            7.07
2008                                       (6.81)        (.60)       53,997        1.40           1.29            6.29
2007(b)                                     11.88        7.14        57,142        1.33****       1.27****        6.03****
Year Ended 6/30:
2006                                          .88        (.46)       55,597        1.24           1.24            5.93
2005                                        17.63       13.37        59,174        1.23           1.23            5.80
2004                                       (8.58)         .29        55,370        1.24           1.24            5.95
==========================================================================================================================

                                                         Ratios/Supplemental Data
                                          ------------------------------------------------------
                                                Ratios to Average Net Assets
                                                Applicable to Common Shares
                                                After Credit/Reimbursement**
                                          ----------------------------------------
                                           Expenses       Expenses             Net     Portfolio
                                          Including      Excluding      Investment      Turnover
                                           Interest++(a)  Interest++(a)     Income++        Rate
================================================================================================
PENNSYLVANIA DIVIDEND ADVANTAGE (NXM)
------------------------------------------------------------------------------------------------
Year Ended 4/30:
2009                                           1.13%          1.13%           7.40%            4%
2008                                           1.07            .96            6.57            20
2007(b)                                         .95****        .89****        6.37****        11
Year Ended 6/30:
2006                                            .80            .80            6.35            12
2005                                            .78            .78            6.28            13
2004                                            .76            .76            6.60            10

PENNSYLVANIA DIVIDEND ADVANTAGE 2 (NVY)
------------------------------------------------------------------------------------------------
Year Ended 4/30:
2009                                           1.06           1.05            7.38             4
2008                                           1.01            .90            6.67            27
2007(b)                                         .88****        .82****        6.48****        13
Year Ended 6/30:
2006                                            .77            .77            6.40            13
2005                                            .78            .78            6.25             8
2004                                            .78            .78            6.40             4
================================================================================================

* Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

      Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

**    After custodian fee credit and expense reimbursement, where applicable.

***   Rounds to less than $.01 per share.

****  Annualized.

+     The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares.

(a) Interest expense arises from the application of SFAS No. 140 to certain inverse floating rate transactions entered into by the Fund as more fully described in Footnote 1 - Inverse Floating Rate Securities.

(b)   For the ten months ended April 30, 2007.

                                 See accompanying notes to financial statements.

                                                          Nuveen Investments 115

Board Members & Officers

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board Members of the Funds. The number of board members of the Fund is currently set at nine. None of the board members who are not "interested" persons of the Funds (referred to herein as "independent board members") has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the board members and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

                                                                    NUMBER            PRINCIPAL
                                                    YEAR FIRST      OF PORTFOLIOS     OCCUPATION(S)
NAME,                                               ELECTED OR      IN FUND COMPLEX   INCLUDING OTHER
BIRTHDATE                        POSITION(S) HELD   APPOINTED       OVERSEEN BY       DIRECTORSHIPS
& ADDRESS                        WITH THE FUNDS     AND TERM(1)     BOARD MEMBER      DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT BOARD MEMBERS:

o      ROBERT P. BREMNER
       8/22/40                   Chairman of the    1997                  200         Private Investor and Management Consultant;
       333 W. Wacker Drive       Board and Board                                      Treasurer and Director, Humanities Council of
       Chicago, IL 60606         Member                                               Washington D.C.

o      JACK B. EVANS
       10/22/48                  Board Member       1999                  200         President, The Hall-Perrine Foundation, a
       333 W. Wacker Drive                                                            private philanthropic corporation (since
       Chicago, IL 60606                                                              1996); Director and Vice Chairman, United Fire
                                                                                      Group, a publicly held company; Member of the
                                                                                      Board of Regents for the State of Iowa
                                                                                      University System; Director, Gazette
                                                                                      Companies; Life Trustee of Coe College;
                                                                                      Director, Iowa College Foundation; Member of
                                                                                      the Advisory Council of the Department of
                                                                                      Finance in the Tippie College of Business,
                                                                                      University of Iowa; formerly, Director,
                                                                                      Alliant Energy; formerly, Director, Federal
                                                                                      Reserve Bank of Chicago; formerly, President
                                                                                      and Chief Operating Officer, SCI Financial
                                                                                      Group, Inc., a regional financial services
                                                                                      firm.

o      WILLIAM C. HUNTER
       3/6/48                    Board Member       2004                  200         Dean, Tippie College of Business, University
       333 W. Wacker Drive                                                            of Iowa (since 2006); Director (since 2004) of
       Chicago, IL 60606                                                              Xerox Corporation; Director (since 2005), Beta
                                                                                      Gamma Sigma International Honor Society;
                                                                                      formerly, Dean and Distinguished Professor of
                                                                                      Finance, School of Business at the University
                                                                                      of Connecticut (2003-2006); previously, Senior
                                                                                      Vice President and Director of Research at the
                                                                                      Federal Reserve Bank of Chicago (1995-2003);
                                                                                      Director, SS&C Technologies, Inc. (May
                                                                                      2005-October 2005); formerly, Director
                                                                                      (1997-2007), Credit Research Center at
                                                                                      Georgetown University.

o      DAVID J. KUNDERT
       10/28/42                  Board Member       2005                  200         Director, Northwestern Mutual Wealth
       333 W. Wacker Drive                                                            Management Company; retired (since 2004) as
       Chicago, IL 60606                                                              Chairman, JPMorgan Fleming Asset Management,
                                                                                      President and CEO, Banc One Investment
                                                                                      Advisors Corporation, and President, One Group
                                                                                      Mutual Funds; prior thereto, Executive Vice
                                                                                      President, Banc One Corporation and Chairman
                                                                                      and CEO, Banc One Investment Management Group;
                                                                                      Member, Board of Regents, Luther College;
                                                                                      member of the Wisconsin Bar Association;
                                                                                      member of Board of Directors, Friends of
                                                                                      Boerner Botanical Gardens; member of
                                                                                      Investment Committee, Greater Milwaukee
                                                                                      Foundation.

o      WILLIAM J. SCHNEIDER
       9/24/44                   Board Member       1997                  200         Chairman of Miller-Valentine Partners Ltd., a
       333 W. Wacker Drive                                                            real estate investment company; formerly,
       Chicago, IL 60606                                                              Senior Partner and Chief Operating Officer
                                                                                      (retired, 2004) of Miller-Valentine Group;
                                                                                      member, University of Dayton Business School
                                                                                      Advisory Council; member, Dayton Philharmonic
                                                                                      Orchestra Association; formerly, member,
                                                                                      Business Advisory Council, Cleveland Federal
                                                                                      Reserve Bank; formerly, Director, Dayton
                                                                                      Development Coalition.

116 Nuveen Investments

                                                                    NUMBER            PRINCIPAL
                                                    YEAR FIRST      OF PORTFOLIOS     OCCUPATION(S)
NAME,                                               ELECTED OR      IN FUND COMPLEX   INCLUDING OTHER
BIRTHDATE                        POSITION(S) HELD   APPOINTED       OVERSEEN BY       DIRECTORSHIPS
& ADDRESS                        WITH THE FUNDS     AND TERM(1)     BOARD MEMBER      DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT BOARD MEMBERS:

o      JUDITH M. STOCKDALE
       12/29/47                  Board Member       1997                  200         Executive Director, Gaylord and Dorothy
       333 W. Wacker Drive                                                            Donnelley Foundation (since 1994); prior
       Chicago, IL 60606                                                              thereto, Executive Director, Great Lakes
                                                                                      Protection Fund (from 1990 to 1994).

o      CAROLE E. STONE
       6/28/47                   Board Member       2007                  200         Director, Chicago Board Options Exchange
       333 W. Wacker Drive                                                            (since 2006); Commissioner, New York State
       Chicago, IL 60606                                                              Commission on Public Authority Reform (since
                                                                                      2005); formerly, Chair, New York Racing
                                                                                      Association Oversight Board (2005-2007).

o      TERENCE J. TOTH
       9/29/59                   Board Member       2008                  200         Director, Legal & General Investment
       333 W. Wacker Drive                                                            Management America, Inc. (since 2008);
       Chicago, IL 60606                                                              Managing Partner, Musso Capital Management
                                                                                      (since 2008); Private Investor (since 2007);
                                                                                      CEO and President, Northern Trust Investments
                                                                                      (2004-2007); Executive Vice President,
                                                                                      Quantitative Management & Securities Lending
                                                                                      (2004-2007); prior thereto, various positions
                                                                                      with Northern Trust Company (since 1994);
                                                                                      Member: Goodman Theatre Board (since 2004),
                                                                                      Chicago Fellowship Boards (since 2005),
                                                                                      University of Illinois Leadership Council
                                                                                      Board (since 2007) and Catalyst Schools of
                                                                                      Chicago Board (since 2008); formerly, Member:
                                                                                      Northern Trust Mutual Funds Board (2005-2007),
                                                                                      Northern Trust Investments Board (2004-2007),
                                                                                      Northern Trust Japan Board (2004-2007),
                                                                                      Northern Trust Securities Inc. Board
                                                                                      (2003-2007) and Northern Trust Hong Kong Board
                                                                                      (1997-2004).

INTERESTED BOARD MEMBER:

o      JOHN P. AMBOIAN(2)
       6/14/61                   Board Member       2008                  200         Chief Executive Officer (since July 2007) and
       333 W. Wacker Drive                                                            Director (since 1999) of Nuveen Investments,
       Chicago, IL 60606                                                              Inc.; Chief Executive Officer (since 2007) of
                                                                                      Nuveen Asset Management, Nuveen Investments
                                                                                      Advisors, Inc. formerly, President (1999-2004)
                                                                                      of Nuveen Advisory Corp. and Nuveen
                                                                                      Institutional Advisory Corp.(3)

                                                          Nuveen Investments 117

                                                                    NUMBER
                                                                    OF PORTFOLIOS
NAME,                                               YEAR FIRST      IN FUND COMPLEX   PRINCIPAL
BIRTHDATE                        POSITION(S) HELD   ELECTED OR      OVERSEEN          OCCUPATION(S)
AND ADDRESS                      WITH THE FUNDS     APPOINTED(4)    BY OFFICER        DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUNDS:
o      GIFFORD R. ZIMMERMAN
       9/9/56                    Chief              1988                  200         Managing Director (since 2002), Assistant
       333 W. Wacker Drive       Administrative                                       Secretary and Associate General Counsel of
       Chicago, IL 60606         Officer                                              Nuveen Investments, LLC; Managing Director,
                                                                                      Associate General Counsel and Assistant
                                                                                      Secretary, of Nuveen Asset Management and of
                                                                                      Symphony Asset Management LLC, (since 2003);
                                                                                      Vice President and Assistant Secretary of NWQ
                                                                                      Investment Management Company, LLC. (since
                                                                                      2002), Nuveen Investments Advisers Inc. (since
                                                                                      2002), Tradewinds Global Investors, LLC, and
                                                                                      Santa Barbara Asset Management, LLC (since
                                                                                      2006), Nuveen HydePark Group LLC and Nuveen
                                                                                      Investment Solutions, Inc. (since 2007);
                                                                                      Managing Director (since 2004) and Assistant
                                                                                      Secretary (since 1994) of Nuveen Investments,
                                                                                      Inc.; formerly, Managing Director (2002-
                                                                                      2004), General Counsel (1998-2004) and
                                                                                      Assistant Secretary of Nuveen Advisory Corp.
                                                                                      and Nuveen Institutional Advisory Corp.(3);
                                                                                      Chartered Financial Analyst.

o      WILLIAM ADAMS IV
       6/9/55                    Vice President     2007                  125         Executive Vice President of Nuveen
       333 W. Wacker Drive                                                            Investments, Inc.; Executive Vice President,
       Chicago, IL 60606                                                              U.S. Structured Products of Nuveen
                                                                                      Investments, LLC, (since 1999), prior thereto,
                                                                                      Managing Director of Structured Investments.

       MARK J.P. ANSON
       6/10/59                   Vice President     2009                  200         President and Executive Director of Nuveen
       333 W. Wacker Drive                                                            Investments, Inc. (since 2007); President of
       Chicago, IL 60606                                                              Nuveen Investments Institutional Services
                                                                                      Group LLC (since 2007); previously, Chief
                                                                                      Executive Officer of the British Telecom
                                                                                      Pension Scheme (2006-2007) and Chief
                                                                                      Investment Officer of Calpers (1999-2006);
                                                                                      PhD, Chartered Financial Analyst, Chartered
                                                                                      Alternative Investment Analyst, Certified
                                                                                      Public Accountant, Certified Management
                                                                                      Accountant and Certified Internal Auditor.

o      CEDRIC H. ANTOSIEWICZ
       1/11/62                   Vice President     2007                  125         Managing Director, (since 2004), previously,
       333 W. Wacker Drive                                                            Vice President (1993-2004) of Nuveen
       Chicago, IL 60606                                                              Investments, LLC.

o      NIZIDA ARRIAGA
       6/1/68                    Vice President     2009                  200         Vice President (since 2007) of Nuveen
       333 W. Wacker Drive                                                            Investments, LLC; previously, Portfolio
       Chicago, IL 60606                                                              Manager, Allstate Investments, LLC
                                                                                      (1996-2006); Chartered Financial Analyst.

o      MICHAEL T. ATKINSON
       2/3/66                    Vice President     2000                  200         Vice President (since 2002) of Nuveen
       333 W. Wacker Drive       and Assistant                                        Investments, LLC.; Vice President of Nuveen
       Chicago, IL 60606         Secretary                                            Asset Management (since 2005).

o      MARGO L. COOK
       4/11/64                   Vice President     2009                  200         Executive Vice President (since Oct 2008) of
       333 W. Wacker Drive                                                            Nuveen Investments, Inc.; previously, Head of
       Chicago, IL 60606                                                              Institutional Asset Management (2007-2008) of
                                                                                      Bear Stearns Asset Management; Head of
                                                                                      Institutional Asset Mgt (1986-2007) of Bank of
                                                                                      NY Mellon; Chartered Financial Analyst.

o      LORNA C. FERGUSON
       10/24/45                  Vice President     1998                  200         Managing Director (since 2004), formerly, Vice
       333 W. Wacker Drive                                                            President of Nuveen Investments, LLC; Managing
       Chicago, IL 60606                                                              Director (since 2005) of Nuveen Asset
                                                                                      Management; Managing Director (2004-2005),
                                                                                      formerly, Vice President (1998-2004) of Nuveen
                                                                                      Advisory Corp. and Nuveen Institutional
                                                                                      Advisory Corp.(3)

118 Nuveen Investments

                                                                    NUMBER
                                                                    OF PORTFOLIOS
NAME,                                               YEAR FIRST      IN FUND COMPLEX   PRINCIPAL
BIRTHDATE                        POSITION(S) HELD   ELECTED OR      OVERSEEN          OCCUPATION(S)
AND ADDRESS                      WITH THE FUNDS     APPOINTED(4)    BY OFFICER        DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUNDS:
o      STEPHEN D. FOY
       5/31/54                   Vice President     1998                  200         Vice President (since 1993) and Funds
       333 W. Wacker Drive       and Controller                                       Controller (since 1998) of Nuveen Investments,
       Chicago, IL 60606                                                              LLC; Vice President (since 2005) of Nuveen
                                                                                      Asset Management; Certified Public Accountant.

o      WILLIAM T. HUFFMAN
       5/7/69                    Vice President     2009                  200         Chief Operating Officer, Municipal Fixed
       333 W. Wacker Drive                                                            Income (since 2008) of Nuveen Asset
       Chicago, IL 60606                                                              Management; previously, Chairman, President
                                                                                      and Chief Executive Officer (2002 - 2007) of
                                                                                      Northern Trust Global Advisors, Inc. and Chief
                                                                                      Executive Officer (2007) of Northern Trust
                                                                                      Global Investments Limited; CPA.

o      WALTER M. KELLY
       2/24/70                   Chief Compliance   2003                  200         Senior Vice President (since 2008), Vice
       333 W. Wacker Drive       Officer and                                          President (2006-2008) formerly, Assistant Vice
       Chicago, IL 60606         Vice President                                       President and Assistant General Counsel
                                                                                      (2003-2006) of Nuveen Investments, LLC; Vice
                                                                                      President (since 2006) and Assistant Secretary
                                                                                      (since 2008) of Nuveen Asset Management.

o      DAVID J. LAMB
       3/22/63                   Vice President     2000                  200         Senior Vice President (since 2009), formerly,
       333 W. Wacker Drive                                                            Vice President (2000-2009) of Nuveen
       Chicago, IL 60606                                                              Investments, LLC; Vice President (since 2005)
                                                                                      of Nuveen Asset Management; Certified Public
                                                                                      Accountant.

o      TINA M. LAZAR
       8/27/61                   Vice President     2002                  200         Senior Vice President (since 2009), formerly,
       333 W. Wacker Drive                                                            Vice President of Nuveen Investments, LLC
       Chicago, IL 60606                                                              (1999-2009); Vice President of Nuveen Asset
                                                                                      Management (since 2005).

o      LARRY W. MARTIN
       7/27/51                   Vice President     1988                  200         Vice President, Assistant Secretary and
       333 W. Wacker Drive       and Assistant                                        Assistant General Counsel of Nuveen
       Chicago, IL 60606         Secretary                                            Investments, LLC; Vice President (since 2005)
                                                                                      and Assistant Secretary of Nuveen Investments,
                                                                                      Inc.; Vice President (since 2005) and
                                                                                      Assistant Secretary (since 1997) of Nuveen
                                                                                      Asset Management; Vice President and Assistant
                                                                                      Secretary of Nuveen Investments Advisers Inc.
                                                                                      (since 2002); NWQ Investment Management
                                                                                      Company, LLC (since 2002), Symphony Asset
                                                                                      Management LLC (since 2003), Tradewinds Global
                                                                                      Investors, LLC, Santa Barbara Asset Management
                                                                                      LLC (since 2006) and of Nuveen HydePark Group,
                                                                                      LLC and Nuveen Investment Solutions, Inc.
                                                                                      (since 2007); formerly, Vice President and
                                                                                      Assistant Secretary of Nuveen Advisory Corp.
                                                                                      and Nuveen Institutional Advisory Corp.(3)

o      KEVIN J. MCCARTHY
       3/26/66                   Vice President     2007                  200         Managing Director (since 2008), formerly, Vice
       333 W. Wacker Drive       and Secretary                                        President (2007-2008), Nuveen Investments,
       Chicago, IL 60606                                                              LLC; Managing Director (since 2008), formerly,
                                                                                      Vice President, and Assistant Secretary,
                                                                                      Nuveen Asset Management, and Nuveen
                                                                                      Investments Holdings, Inc.; Vice President
                                                                                      (since 2007) and Assistant Secretary, Nuveen
                                                                                      Investment Advisers Inc., Nuveen Investment
                                                                                      Institutional Services Group LLC, NWQ
                                                                                      Investment Management Company, LLC, Tradewinds
                                                                                      Global Investors LLC, NWQ Holdings, LLC,
                                                                                      Symphony Asset Management LLC, Santa Barbara
                                                                                      Asset Management LLC, Nuveen HydePark Group,
                                                                                      LLC and Nuveen Investment Solutions, Inc.
                                                                                      (since 2007); prior thereto, Partner, Bell,
                                                                                      Boyd & Lloyd LLP (1997-2007).

                                                          Nuveen Investments 119

                                                                    NUMBER
                                                                    OF PORTFOLIOS
NAME,                                               YEAR FIRST      IN FUND COMPLEX   PRINCIPAL
BIRTHDATE                        POSITION(S) HELD   ELECTED OR      OVERSEEN          OCCUPATION(S)
AND ADDRESS                      WITH THE FUNDS     APPOINTED(4)    BY OFFICER        DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUNDS:
o      JOHN V. MILLER
       4/10/67                   Vice President     2007                  200         Managing Director (since 2007), formerly, Vice
       333 W. Wacker Drive                                                            President (2002-2007) of Nuveen Asset
       Chicago, IL 60606                                                              Management and Nuveen Investments, LLC;
                                                                                      Chartered Financial Analyst.

o      GREGORY MINO
       1/4/71                    Vice President     2009                  200         Vice President of Nuveen Investments, LLC
       333 W. Wacker Drive                                                            (since 2008); previously, Director (2004-2007)
       Chicago, IL 60606                                                              and Executive Director (2007-2008) of UBS
                                                                                      Global Asset Management; previously, Vice
                                                                                      President (2000-2003) and Director (2003-2004)
                                                                                      of Merrill Lynch Investment Managers;
                                                                                      Chartered Financial Analyst.
o      CHRISTOPHER M. ROHRBACHER
       8/1/71                    Vice President     2008                  200         Vice President, Nuveen Investments, LLC (since
       333 W. Wacker Drive       and Assistant                                        2008); Vice President and Assistant Secretary,
       Chicago, IL 60606         Secretary                                            Nuveen Asset Management (since 2008); prior
                                                                                      thereto, Associate, Skadden, Arps, Slate
                                                                                      Meagher & Flom LLP (2002-2008).

o      JAMES F. RUANE
       7/3/62                    Vice President     2007                  200         Vice President, Nuveen Investments, LLC (since
       333 W. Wacker Drive       and Assistant                                        2007); prior thereto, Partner, Deloitte &
       Chicago, IL 60606         Secretary                                            Touche USA LLP (2005-2007), formerly, senior
                                                                                      tax manager (2002-2005); Certified Public
                                                                                      Accountant.

o      MARK L. WINGET
       12/21/68                  Vice President     2008                  200         Vice President, Nuveen Investments, LLC (since
       333 W. Wacker Drive       and Assistant                                        2008); Vice President and Assistant Secretary,
       Chicago, IL 60606         Secretary                                            Nuveen Asset Management (since 2008); prior
                                                                                      thereto, Counsel, Vedder Price P.C.
                                                                                      (1997-2007).

(1) Board Members serve three year terms, except for two board members who are elected by the holders of Preferred Shares. The Board of Trustees is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders' meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed, except two board members are elected by the holders of Preferred Shares to serve until the next annual shareholders' meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The first year elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.

(2) Mr. Amboian is an interested trustee because of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.

(3) Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were reorganized into Nuveen Asset Management, effective January 1, 2005.

(4) Officers serve one year terms through July of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

120 Nuveen Investments

Reinvest Automatically Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

NUVEEN CLOSED-END FUNDS DIVIDEND REINVESTMENT PLAN

Your Nuveen Closed-End Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional Fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. Just like dividends or distributions in cash, there may be times when income or capital gains taxes may be payable on dividends or distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

EASY AND CONVENIENT

To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

HOW SHARES ARE PURCHASED

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund's shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares' net asset value or 95% of the shares' market value on the last business day immediately prior to the purchase date. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued

                                                          Nuveen Investments 121
by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

FLEXIBLE

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

CALL TODAY TO START REINVESTING DIVIDENDS AND/OR DISTRIBUTIONS

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

122 Nuveen Investments

Glossary of Terms Used in this Report

o AUCTION RATE BOND: An auction rate bond is a security whose interest payments are adjusted periodically through an auction process, which process typically also serves as a means for buying and selling the bond. Auctions that fail to attract enough buyers for all the shares offered for sale are deemed to have "failed", with current holders receiving a formula-based interest rate until the next scheduled auction.

o AVERAGE ANNUAL TOTAL RETURN: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the invest- ment's actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

o AVERAGE EFFECTIVE MATURITY: The average of the number of years to maturity of the bonds in a Fund's portfolio, computed by weighting each bond's time to maturity (the date the security comes due) by the market value of the security. This figure does not account for the likelihood of prepayments or the exercise of call provisions unless an escrow account has been established to redeem the bond before maturity. The market value weighting for an investment in an inverse floating rate security is the value of the portfolio's residual interest in the inverse floating rate trust, and does not include the value of the floating rate securities issued by the trust.

o INVERSE FLOATERS: Inverse floating rate securities are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond's par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an "inverse floater") to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short- term rate paid to the floating rate certificates' holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond's downside investment risk. The holder of the inverse floater typically also benefits disproportion- ately from any potential appreciation of the underlying bond's value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

                                                          Nuveen Investments 123

o LEVERAGE-ADJUSTED DURATION: Duration is a measure of the expected period over which a bond's principal and interest will be paid, and consequently is a measure of the sensitivity of a bond's or bond Fund's value to changes when market interest rates change. Generally, the longer a bond's or Fund's duration, the more the price of the bond or Fund will change as interest rates change. Leverage-adjusted duration takes into account the leveraging process for a Fund and therefore is longer than the duration of the Fund's portfolio of bonds.

o MARKET YIELD (ALSO KNOWN AS DIVIDEND YIELD OR CURRENT YIELD): An investment's current annualized dividend divided by its current market price.

o NET ASSET VALUE (NAV): A Fund's NAV per common share is calculated by subtracting the liabilities of the Fund (including any Preferred shares issued in order to leverage the Fund) from its total assets and then dividing the remainder by the number of common shares outstanding. Fund NAVs are calculated at the end of each business day.

o TAXABLE-EQUIVALENT YIELD: The yield necessary from a fully taxable investment to equal, on an after-tax basis, the yield of a municipal bond investment.

o ZERO COUPON BOND: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Tax-exempt income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

124 Nuveen Investments

Notes

                                                          Nuveen Investments 125

Notes

126 NUVEEN INVESTMENTS

Other Useful Information

BOARD OF DIRECTORS/TRUSTEES
John P. Amboian
Robert P. Bremner
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Judith M. Stockdale
Carole E. Stone
Terence J. Toth

FUND MANAGER
Nuveen Asset Management
333 West Wacker Drive
Chicago, IL 60606

CUSTODIAN
State Street Bank & Trust Company
Boston, MA

TRANSFER AGENT AND
SHAREHOLDER SERVICES
State Street Bank & Trust Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

LEGAL COUNSEL
Chapman and Cutler LLP
Chicago, IL

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
Chicago, IL

QUARTERLY PORTFOLIO OF INVESTMENTS AND PROXY VOTING INFORMATION

You may obtain (i) each Fund's quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the twelve-month period ended June 30, 2008, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission ("SEC"). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public References Section at 100 F Street NE, Washington, D.C. 20549.

CEO CERTIFICATION DISCLOSURE

Each Fund's Chief Executive Officer has submitted to the New York Stock Exchange
(NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

Each Fund has filed with the SEC the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

COMMON AND PREFERRED SHARE INFORMATION

Each Fund intends to repurchase and/or redeem shares of its own common or preferred stock in the future at such times and in such amounts as is deemed advisable. During the period covered by this report, the Funds repurchased and/or redeemed shares of their common and/or preferred stock as shown in the accompanying table.

                               COMMON SHARES                    PREFERRED SHARES
FUND                             REPURCHASED                            REDEEMED
--------------------------------------------------------------------------------
NQJ                                   30,600                                 487
NNJ                                   12,900                                  --
NXJ                                    7,200                                  39
NUJ                                    2,800                                  76
NQP                                   27,500                                 810
NPY                                   51,800                                 753
NXM                                    2,000                                 100
NVY                                       --                                 220
--------------------------------------------------------------------------------
Any future repurchases and/or redemptions will be reported to shareholders in the next annual or semi-annual report.

                                                          Nuveen Investments 127

Nuveen Investments: Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. For the past century, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility. Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that are integral to a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

WE OFFER MANY DIFFERENT INVESTING SOLUTIONS FOR OUR CLIENTS' DIFFERENT NEEDS.

Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets its growing range of specialized investment solutions under the high-quality brands of HydePark, NWQ, Nuveen, Santa Barbara, Symphony, Tradewinds and Winslow Capital. In total, the Company managed $115 billion of assets on March 31, 2009.

FIND OUT HOW WE CAN HELP YOU REACH YOUR FINANCIAL GOALS.

To learn more about the products and services Nuveen Investments offers, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Be sure to obtain a prospectus, where applicable. Investors should consider the investment objective and policies, risk considerations, charges and expenses of the Fund carefully before investing. The prospectus contains this and other information relevant to an investment in the Fund. For a prospectus, please contact your securities representative or NUVEEN INVESTMENTS, 333 W. WACKER DR., CHICAGO, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: WWW.NUVEEN.COM/CEF

o     Share prices

o     Fund details

o     Daily financial news

o     Investor education

o     Interactive planning tools

                                                         It's not what you earn,
                                                          it's what you keep.(R)

Distributed by
Nuveen Investments, LLC
333 West Wacker Drive
Chicago, IL 60606
www.nuveen.com

                                                                     EAN-B-0409D

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/CEF/Info/Shareholder. (To view the code, click on Fund Governance and then click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors or Trustees ("Board") determined that the registrant has at least one "audit committee financial expert" (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant's audit committee financial expert is Jack B. Evans, who is "independent" for purposes of Item 3 of Form N-CSR.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser ("SCI"). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the "CFO") and actively supervised the CFO's preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI's financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The following tables show the amount of fees that Ernst & Young LLP, the Fund's auditor, billed to the Fund during the Fund's last two full fiscal years. For engagements with Ernst & Young LLP the Audit Committee approved in advance all audit services and non-audit services that Ernst & Young LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the "pre-approval exception"). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

               SERVICES THAT THE FUND'S AUDITOR BILLED TO THE FUND


                             AUDIT FEES BILLED            AUDIT-RELATED FEES                  TAX FEES              ALL OTHER FEES
FISCAL YEAR ENDED               TO FUND (1)               BILLED TO FUND (2)             BILLED TO FUND (3)       BILLED TO FUND (4)
------------------------------------------------------------------------------------------------------------------------------------
April 30, 2009                    $ 9,886                          $ 0                           $   0                 $ 850
------------------------------------------------------------------------------------------------------------------------------------
Percentage approved                    0%                           0%                              0%                    0%
pursuant to
pre-approval
exception
------------------------------------------------------------------------------------------------------------------------------------
April 30, 2008                    $ 9,754                          $ 0                           $ 500                 $ 800
------------------------------------------------------------------------------------------------------------------------------------
Percentage approved                    0%                           0%                              0%                    0%
pursuant to
pre-approval
exception
------------------------------------------------------------------------------------------------------------------------------------

(1) "Audit Fees" are the aggregate fees billed for professional services for the audit of the Fund's annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

(2) "Audit Related Fees" are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under "Audit Fees."

(3) "Tax Fees" are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.

(4) "All Other Fees" are the aggregate fees billed for products and services other than "Audit Fees," "Audit Related Fees," and "Tax Fees."


                 SERVICES THAT THE FUND'S AUDITOR BILLED TO THE
                  ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by Ernst & Young LLP to Nuveen Asset Management ("NAM" or the "Adviser"), and any entity controlling, controlled by or under common control with NAM that provides ongoing services to the Fund ("Affiliated Fund Service Provider"), for engagements directly related to the Fund's operations and financial reporting, during the Fund's last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to Ernst & Young LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and
(C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the Fund's audit is completed.


FISCAL YEAR ENDED                                    AUDIT-RELATED FEES           TAX FEES BILLED TO              ALL OTHER FEES
                                                   BILLED TO ADVISER AND             ADVISER AND                 BILLED TO ADVISER
                                                      AFFILIATED FUND              AFFILIATED FUND              AND AFFILIATED FUND
                                                     SERVICE PROVIDERS            SERVICE PROVIDERS              SERVICE PROVIDERS
------------------------------------------------------------------------------------------------------------------------------------
April 30, 2009                                              $ 0                            $ 0                           $ 0
------------------------------------------------------------------------------------------------------------------------------------
Percentage approved                                          0%                             0%                            0%
pursuant to
pre-approval
exception
------------------------------------------------------------------------------------------------------------------------------------
April 30, 2008                                              $ 0                            $ 0                           $ 0
------------------------------------------------------------------------------------------------------------------------------------
Percentage approved                                          0%                             0%                            0%
pursuant to
pre-approval
exception
------------------------------------------------------------------------------------------------------------------------------------


                               NON-AUDIT SERVICES

The following table shows the amount of fees that Ernst & Young LLP billed during the Fund's last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that Ernst & Young LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund's operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from Ernst & Young LLP about any non-audit services that Ernst & Young LLP rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating Ernst & Young LLP's independence.


FISCAL YEAR ENDED                                          TOTAL NON-AUDIT FEES
                                                           BILLED TO ADVISER AND
                                                          AFFILIATED FUND SERVICE         TOTAL NON-AUDIT FEES
                                                           PROVIDERS (ENGAGEMENTS         BILLED TO ADVISER AND
                                                          RELATED DIRECTLY TO THE        AFFILIATED FUND SERVICE
                              TOTAL NON-AUDIT FEES       OPERATIONS AND FINANCIAL         PROVIDERS (ALL OTHER
                                 BILLED TO FUND           REPORTING OF THE FUND)              ENGAGEMENTS)               TOTAL
-------------------------------------------------------------------------------------------------------------------------------
April 30, 2009                       $   850                        $ 0                           $ 0                   $   850
April 30, 2008                       $ 1,300                        $ 0                           $ 0                   $ 1,300

"Non-Audit Fees billed to Adviser" for both fiscal year ends represent "Tax Fees" billed to Adviser in their respective amounts from the previous table.


Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund's independent accountants and (ii) all audit and non-audit services to be performed by the Fund's independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant's Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Robert P. Bremner, Jack B. Evans, Terence J. Toth, William J. Schneider and David J. Kundert.

ITEM 6. SCHEDULE OF INVESTMENTS.

See Portfolio of Investments in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The registrant invests its assets primarily in municipal bonds and cash management securities. On rare occasions the registrant may acquire, directly or through a special purpose vehicle, equity securities of a municipal bond issuer whose bonds the registrant already owns when such bonds have deteriorated or are expected shortly to deteriorate significantly in credit quality. The purpose of acquiring equity securities generally will be to acquire control of the municipal bond issuer and to seek to prevent the credit deterioration or facilitate the liquidation or other workout of the distressed issuer's credit problem. In the course of exercising control of a distressed municipal issuer, NAM may pursue the registrant's interests in a variety of ways, which may entail negotiating and executing consents, agreements and other arrangements, and otherwise influencing the management of the issuer. NAM does not consider such activities proxy voting for purposes of Rule 206(4)-6 under the 1940 Act, but nevertheless provides reports to the registrant's Board on its control activities on a quarterly basis.

In the rare event that a municipal issuer were to issue a proxy or that the registrant were to receive a proxy issued by a cash management security, NAM would either engage an independent third party to determine how the proxy should be voted or vote the proxy with the consent, or based on the instructions, of the registrant's Board or its representative. A member of NAM's legal department would oversee the administration of the voting, and ensure that records were maintained in accordance with Rule 206(4)-6, reports were filed with the SEC on Form N-PX, and the results provided to the registrant's Board and made available to shareholders as required by applicable rules.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

THE PORTFOLIO MANAGER

The following individual has primary responsibility for the day-to-day implementation of the registrant's investment strategies:

NAME                    FUND
Cathryn P. Steeves      Nuveen Pennsylvania Dividend Advantage Municipal Fund 2

Other Accounts Managed. In addition to managing the registrant, the portfolio manager is also primarily responsible for the day-to-day portfolio management of the following accounts:

                                                        NUMBER OF
PORTFOLIO MANAGER     TYPE OF ACCOUNT MANAGED           ACCOUNTS   ASSETS
--------------------------------------------------------------------------------
Cathryn P. Steeves    Registered Investment Company     44         $7.62 billion
                      Other Pooled Investment Vehicles  0          $0
                      Other Accounts                    0          $0

* Assets are as of April 30, 2009. None of the assets in these accounts are subject to an advisory fee based on performance.

Compensation. Each portfolio manager's compensation consists of three basic elements--base salary, cash bonus and long-term incentive compensation. The compensation strategy is to annually compare overall compensation to the market in order to create a compensation structure that is competitive and consistent with similar financial services companies. As discussed below, several factors are considered in determining each portfolio manager's total compensation. In any year these factors may include, among others, the effectiveness of the investment strategies recommended by the portfolio manager's investment team, the investment performance of the accounts managed by the portfolio manager, and the overall performance of Nuveen Investments, Inc. (the parent company of NAM). Although investment performance is a factor in determining the portfolio manager's compensation, it is not necessarily a decisive factor. The portfolio manager's performance is evaluated in part by comparing manager's performance against a specified investment benchmark. This fund-specific benchmark is a customized subset (limited to bonds in each Fund's specific state and with certain maturity parameters) of the S&P/Investortools Municipal Bond index, an index comprised of bonds held by managed municipal bond fund customers of Standard & Poor's Securities Pricing, Inc. that are priced daily and whose fund holdings aggregate at least $2 million. As of April 30, 2009, the S&P/Investortools Municipal Bond index was comprised of 52,532 securities with an aggregate current market value of $1,047 billion.

Base salary. Each portfolio manager is paid a base salary that is set at a level determined by NAM in accordance with its overall compensation strategy discussed above. NAM is not under any current contractual obligation to increase a portfolio manager's base salary.

Cash bonus. Each portfolio manager is also eligible to receive an annual cash bonus. The level of this bonus is based upon evaluations and determinations made by each portfolio manager's supervisors, along with reviews submitted by his peers. These reviews and evaluations often take into account a number of factors, including the effectiveness of the investment strategies recommended to the NAM's investment team, the performance of the accounts for which he serves as portfolio manager relative to any benchmarks established for those accounts, his effectiveness in communicating investment performance to stockholders and their representatives, and his contribution to the NAM's investment process and to the execution of investment strategies. The cash bonus component is also impacted by the overall performance of Nuveen Investments, Inc. in achieving its business objectives.

Long-term incentive compensation. In connection with the acquisition of Nuveen Investments, Inc., by a group of investors led by Madison Dearborn Partners in November 2007, certain employees, including portfolio managers, received profit interests in Nuveen's parent. These profit interests entitle the holders to participate in the appreciation in the value of Nuveen beyond the issue date and vest over five to seven years, or earlier in the case of a liquidity event.

Material Conflicts of Interest. Each portfolio manager's simultaneous management of the registrant and the other accounts noted above may present actual or apparent conflicts of interest with respect to the allocation and aggregation of securities orders placed on behalf of the registrant and the other account. NAM, however, believes that such potential conflicts are mitigated by the fact that the NAM has adopted several policies that address potential conflicts of interest, including best execution and trade allocation policies that are designed to ensure (1) that portfolio management is seeking the best price for portfolio securities under the circumstances, (2) fair and equitable allocation of investment opportunities among accounts over time and (3) compliance with applicable regulatory requirements. All accounts are to be treated in a non-preferential manner, such that allocations are not based upon account performance, fee structure or preference of the portfolio manager, although the allocation procedures may provide allocation preferences to funds with special characteristics (such as favoring state funds versus national funds for allocations of in-state bonds). In addition, NAM has adopted a Code of Conduct that sets forth policies regarding conflicts of interest.

Beneficial Ownership of Securities. As of the April 30, 2009, the portfolio manager beneficially owned the following dollar range of equity securities issued by the registrant and other Nuveen Funds managed by NAM's municipal investment team.

                                                                                                          DOLLAR RANGE OF
                                                                                                          EQUITY SECURITIES
                                                                                        DOLLAR RANGE      BENEFICIALLY OWNED
                                                                                        OF EQUITY         IN THE REMAINDER OF
                                                                                        SECURITIES        NUVEEN FUNDS MANAGED
                                                                                        BENEFICIALLY      BY NAM'S MUNICIPAL
NAME OF PORTFOLIO MANAGER  FUND                                                         OWNED IN FUND     INVESTMENT TEAM
------------------------------------------------------------------------------------------------------------------------------
Cathryn P. Steeves         Nuveen Pennsylvania Dividend Advantage Municipal Fund 2      $0                $10,000-$50,000

PORTFOLIO MANAGER BIO:

Cathryn P. Steeves, PhD, Vice President of NAM, is currently a portfolio manager for 45 state-specific municipal bond funds. She joined Nuveen in 1996 and worked as a senior analyst in the healthcare sector. Ms. Steeves has an undergraduate degree from Wake Forest University, an MA, MPhil and a PhD from Columbia University.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board implemented after the registrant last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act")
          (17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant's website at www.nuveen.com/CEF/Info/ Shareholder and there were no amendments during the period covered by this report. (To view the code, click on Fund Governance and then Code of Conduct.)

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Pennsylvania Dividend Advantage Municipal Fund 2
            -----------------------------------------------------------

By (Signature and Title)  /s/ Kevin J. McCarthy
                         ----------------------------------------------
                          Kevin J. McCarthy
                          Vice President and Secretary

Date: July 8, 2009
    -------------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)  /s/ Gifford R. Zimmerman
                         ----------------------------------------------
                          Gifford R. Zimmerman
                          Chief Administrative Officer
                          (principal executive officer)

Date: July 8, 2009
    -------------------------------------------------------------------

By (Signature and Title)  /s/ Stephen D. Foy
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                          Stephen D. Foy
                          Vice President and Controller
                          (principal financial officer)

Date: July 8, 2009
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